                                                                         Ex-10.1

          THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT

      THIS THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made this 9th day of May, 2000, by and among BERRY PLASTICS CORPORATION, a corporation organized under the laws of the State of Delaware (the "Borrower"), NIM HOLDINGS LIMITED, a company organized and existing under the laws of England and Wales ("NIM Holdings"), and BERRY PLASTICS UK LIMITED, a company organized and existing under the laws of England and Wales, formerly known as Norwich Injection Moulders Limited ("Berry UK"); BANK OF AMERICA, N.A., a national banking association, formerly known as NationsBank, N.A. ("Bank of America"), FLEET CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island ("Fleet"), GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York ("GE Capital"), as documentation agent, HELLER FINANCIAL, INC., a corporation organized and existing under the laws of the State of Delaware ("Heller"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), LASALLE BUSINESS CREDIT, INC., a corporation organized and existing under the laws of the State of Delaware ("LaSalle"), and each other financial institution which is a party to this Agreement, whether by execution and delivery of this Agreement or otherwise pursuant to Section 9.5 (Assignments by Lender) (collectively, the "Lenders" and individually, a "Lender"); GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York, as documentation agent, and BANK OF AMERICA, N. A., a national banking association, in its capacity as both collateral and administrative agent for the Lenders (the "Agent") and as lead arranger.

                                    RECITALS

      A. The Borrower, Berry UK, NIM Holdings, the Agent and the Lenders are parties to that certain Second Amended and Restated Financing and Security Agreement dated as of July 2, 1998 by and among the Borrower, the Agent and the Lenders (other than LaSalle), as amended by (i) that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of July 31, 1998, (ii) that certain Second Amendment to Second Amended and Restated Financing and Security Agreement dated as of August 17, 1998, (iii) that certain Third Amendment to Second Amended and Restated Financing and Security Agreement dated as of October 30, 1998, (iv) that certain Fourth Amendment to Second Amended and Restated Financing and Security Agreement dated as of July 6, 1999, and (v) that certain Fifth Amendment to Second Amended and Restated Financing and Security Agreement dated as of October 16, 1999 (as amended, restated, supplemented or otherwise modified, the "Original Credit Agreement"). Pursuant to the provisions of the Original Credit Agreement, the Borrower applied to the Lenders for credit facilities consisting of (i) a revolving credit facility in the maximum principal amount of $70,000,000 (the "Domestic Revolving Credit Facility"), (ii) a letter of credit facility in the maximum principal amount of $5,000,000 (the "Domestic Letter of Credit Facility"), as part of that revolving credit facility, (iii) a term loan facility in the maximum principal amount of $35,828,079 ("Term Loan A"), (iv) a term loan facility in the maximum principal amount of $36,500,000 ("Term Loan B"), (iv) a standby letter of credit facility in the maximum principal amount of $18,852,000 ("the "Bond Letter of Credit Facility"), (v) a special source bond facility in the maximum principal amount of $860,575.07 (the "Special Source

Bond"), all to be used by the Borrower for the Permitted Uses described in this Agreement. In addition, the Borrower, Berry UK and NIM Holdings applied to the UK Lender for (i) a revolving credit facility in the maximum principal amount of (pound)1,500,000 (the "UK Revolving Loan") and (ii) a term loan facility in the maximum principal amount of (pound)4,500,000 (the "UK Term Loan").

      B. The Bond Letter of Credit Facility originally consisted of three (3) letters of credit issued in connection with certain obligations of the Borrower and/or one or more of the Borrower's subsidiaries under certain bond obligations (the "Bond Letters of Credit"). Subsequently, two (2) of the three (3) Bond Letters of Credit have expired and/or been terminated, such that as of the date of this Agreement there remains outstanding only a single Bond Letter of Credit. In addition, since the execution and delivery of the Original Credit Agreement, all obligations of the Borrower under and in connection with the Special Source Bond has been repaid in full.

      C. The Borrower has advised the Agent and the Lenders that contemporaneously with the execution and delivery of this Agreement, the Borrower has acquired or intends to acquire all of the capital stock ("Poly-Seal Stock") issued by Poly-Seal Corporation, a corporation organized and existing under the laws of the State of Delaware ("Poly-Seal") in accordance with the provisions of that certain Agreement and Plan of Merger by and among the existing shareholders of Poly-Seal and the Borrower (as amended, restated, supplemented or otherwise modified, the "Poly-Seal Purchase Agreement"). Immediately upon closing and consummation of the Borrower's acquisition of the Poly-Seal Stock, the Borrower intends to merge Berry Plastics Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware ("Berry Acquisition") into Poly-Seal such that Poly-Seal will be the surviving corporation. Following the Borrower's acquisition of the Poly-Seal Stock and the merger of Berry Acquisition into Poly-Seal, Poly-Seal will be a wholly-owned subsidiary of the Borrower.

      D. In connection with the purchase of the Poly-Seal Stock, the Borrower has requested that the Agent and the Lenders agree (i) to readvance a portion of Term Loan A previously repaid by the Borrower such that as of the date of this Agreement, the unpaid principal balance of Term Loan A shall be in an amount up to, but not exceeding $63,000,000, (ii) to readvance a portion of Term Loan B previously repaid by the Borrower such that as of the date of this Agreement, the unpaid principal balance of Term Loan B shall be equal to $17,500,000, (iii) to consent to the Borrower's proposed borrowing of up to $25,000,000 from GE Capital in accordance with the terms and conditions set forth in the term sheet from GE Capital to the Borrower attached hereto as Exhibit "E" and (iv) otherwise to amend certain terms and conditions of the Original Credit Agreement. In addition, the Borrower has requested that the Agent and the Lenders consent and agree to (1) the acquisition of the Poly-Seal Stock by the Borrower in accordance with the terms and conditions of the Poly-Seal Purchase Agreement, (2) the merger of Berry Acquisition into Poly-Seal, (3) the Parent's issuance of a class of preferred stock for sale to one or more existing shareholders for an aggregate purchase price of Twenty-five Million Dollars ($25,000,000) (the "Preferred Stock"), the proceeds of which sale are to be used to finance, in part, the closing and consummation of the Borrower's purchase of the Poly-Seal Stock, and (4) Berry UK's acquisition of certain assets of Capsol-Certwood UK Ltd..


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      E. Accordingly, the Borrower, Berry UK, NIM Holdings, the Agent and the
Lenders desire to amend and restate the Original Credit Agreement, as follows:

                                   ARTICLE I
                                   DEFINITIONS

      Section 1.1 Certain Defined Terms.

      As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

      "Account" individually and "Accounts" collectively mean all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in, or a lease of, goods, all rights to receive the payment of money or other consideration under present or future contracts (including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit), or by virtue of merchandise sold or leased, services rendered, by or set forth in or arising out of any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements or general interest in merchandise which gave rise to any or all of the foregoing, including all goods, all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including, without limitation, real property mortgages and deeds of trust) and letters of credit given by any Person with respect to any of the foregoing, all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing.

      "Account Debtor" means any Person who is obligated on an Account and "Account Debtors" mean all Persons who are obligated on the Accounts.

      "Additional Subordinated Debt" means that certain Indebtedness for Borrowed Money of the Borrower (and all guarantees thereof by the Borrower and its Subsidiaries) issued in favor of United States Trust Company of New York, as trustee for the holders of the 12-1/4% Series B Senior Subordinated Notes (and any other promissory notes hereafter issued in exchange therefor as contemplated by the Indenture) due 2004 in a stated principal amount up to Twenty-five Million Dollars ($25,000,000).

      "Additional Subordinated Debt (Cardinal)" means that certain Indebtedness for Borrowed Money of the Borrower (and all guarantees thereof by the Borrower and its Subsidiaries) issued in favor of United States Trust Company of New York, as trustee for the holders of the 11% Senior Subordinated Notes (and any other promissory notes hereafter issued in exchange therefor as contemplated by the Indenture) due 2007 in a stated principal amount of up to Seventy-five Million Dollars ($75,000,000).


                                       3
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      "Additional Subordinated Debt Loan Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Additional Subordinated Debt, as the same may from time to time be amended, restated, supplemented or modified.

      "Additional Subordinated Debt Loan Documents (Cardinal)" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Additional Subordinated Debt (Cardinal), as the same may from time to time be amended, restated, supplemented or modified.

      "AeroCon, Inc." means AeroCon, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Affiliate" means, with respect to any designated Person, any other Person, (a) directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with the Person designated, (b) directly or indirectly owning or holding ten percent (10%) or more of any equity interest in such designated Person, or (c) ten percent (10%) or more of whose stock or other equity interest is directly or indirectly owned or held by such designated Person. For purposes of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other equity interests or by contract or otherwise.

      "Agency Fee" and "Agency Fees" have the meanings described in Section 8.9 (Agency Fee).

      "Agent" means the Person defined as the "Agent" in the preamble of this Agreement and shall also include any successor Agent appointed pursuant to
Section 8.7 (Successor Agent).

      "Agent's Obligations" shall mean any and all Obligations payable solely to and for the exclusive benefit of the Agent by the Borrower under the terms of this Agreement and/or any of the other Financing Documents, including, without limitation, and any and all Agency Fees, Letter of Credit Fronting Fees and/or Field Examination Fees.

      "Agreement" means this Third Amended and Restated Financing and Security Agreement, as amended, restated, supplemented or otherwise modified in writing in accordance with the provisions of Section 9.2 (Amendments; Waivers).

      "Alternate Base Rate" means the sum of (a) the Base Rate plus (b) the Applicable Margin.

      "Applicable Interest Rate" means (a) the LIBOR Rate, or (b) the Alternate Base Rate.

      "Applicable Margin" means the applicable rate per annum to be added to the LIBOR Base Rate or the Base Rate, as set forth in Section 2.9.1 (Applicable Interest Rates).


                                       4
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      "Asset Disposition" means the disposition of any or all of the Assets of the Borrower or any Subsidiary of the Borrower, whether by sale, lease, transfer or other disposition (including any such disposition effected by way of merger or consolidation) other than Permitted Asset Dispositions.

      "Assets" means at any date all assets that, in accordance with GAAP consistently applied, should be classified as assets on a consolidated balance sheet of the Borrower and its Subsidiaries.

      "Assignee" has the meaning set forth in Section 9.5 (Assignments by Lenders).

      "Assignment of Patents" means (a) that certain amended and restated collateral assignment of patents as security dated the date hereof from the Borrower to the Agent for the benefit of the Lenders ratably and the Agent and
(b) that certain amended, restated and consolidated collateral assignment of patents as security dated the date hereof from the BTP, BIC, Berry Sterling, PackerWare, Venture Southeast, Venture Midwest, Knight, Poly-Seal and Cardinal to the Agent for the benefit of the Lenders ratably and the Agent, each as amended, restated, supplemented or otherwise modified in writing at any time and from time to time.

      "Assignment of Trademarks" means (a) that certain amended and restated collateral assignment of trademarks as security dated as of the date hereof from the Borrower to the Agent for the benefit of the Lenders ratably and the Agent and (b) that certain amended, restated and consolidated collateral assignment of trademarks as security dated as of the date hereof from PackerWare, Venture Southeast, Venture Midwest, Knight, Poly-Seal and Cardinal, each as amended, restated, supplemented or otherwise modified in writing at any time and from time to time.

      "Bank of America" means Bank of America, N.A. and its successors and assigns and shall mean Bank of America, acting through its Sterling LIBOR Lending Office with respect to all matters relating to the UK Credit Facilities.

      "Base Rate" means the higher of (a) the Prime Rate, or (b) the sum of (i) the Federal Funds Rate, plus (ii) fifty (50) basis points.

      "Base Rate Loan" means any Loan for which interest is to be computed with reference to the Alternate Base Rate.

      "Berry Acquisition" means Berry Plastics Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Berry Design" means Berry Plastics Design Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Berry Sterling" means Berry Sterling Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Berry UK" means Berry Plastics UK Limited, a company organized and existing under the laws of the England and formerly known as Norwich Injection Moulders Limited, and its successors and assigns.

      "BIC" means Berry Iowa Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "BTP" means Berry Tri-Plas Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Bankruptcy Code" means the United States Bankruptcy Code, as amended from time to time and any successor Laws.

      "Bond Letter of Credit" means the Nevada Bond Letter of Credit.

      "Bond Letter of Credit Commitment" means the agreement of Bank of America relating to the issuance of the Nevada Bond Letter of Credit and the agreement of each other Lender to purchase a participating interest in the Nevada Bond Letter of Credit Obligations relating to the Nevada Bond Letters of Credit; and "Bond Letter of Credit Commitments" means the collective reference to the Bond Letter of Credit Commitment of Bank of America and each of the other Lenders.

      "Bond Letter of Credit Committed Amount" has the meaning given such term in Section 2.5.1 (Bond Letters of Credit).

      "Bond Letter of Credit Facility" means the facility established pursuant to Section 2.5 (Bond Letter of Credit Facility).

      "Bond Letter of Credit Fee" and "Bond Letter of Credit Fees" have the meanings described in Section 2.5.2 (Bond Letter of Credit Fees).

      "Bond Letter of Credit Fronting Fee" and "Bond Letter of Credit Fronting Fees" have the meanings described in Section 2.5.2 (Bond Letter of Credit Fees).

      "Bond Letter of Credit Obligations" means the Nevada Bond Letter of Credit Obligations.

      "Bond Letter of Credit Agreement Documents" means the collective reference to the Nevada Bond Letter of Credit Agreement Documents.

      "Bonds" means the Nevada Bonds.

      "Borrowing Base" has the meaning described in Section 2.1.3 (Borrowing
Base).

      "Borrowing Base Deficiency" has the meaning described in Section 2.1.3 (Borrowing Base).


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      "Borrowing Base Report" has the meaning described in Section 2.1.4
(Borrowing Base Report).

      "Borrowing Base Trigger Event" has the meaning described in Section 2.1.4 (Borrowing Base Report).

      "Business Day" means any day other than a Saturday, Sunday or other day on which (i) in the case of Bank of America (as Agent and Lender), commercial banks in the State are authorized or required to close, and (ii) in the case of the Lenders other than Bank of America, those Lenders are open for the transaction of business at the addresses stated after their names on the signature pages of this Agreement and (iii) if any payment is due or interest is to be calculated or advance is to be made on such day, any day in which trading in Dollars or Sterling deposits, as the case may be, is being carried on in the London interbank market.

      "Capital Expenditure" means an expenditure which would be classified as such in accordance with GAAP (whether payable in cash or other property or accrued as a liability) for Fixed or Capital Assets, including, without limitation, the entering into of a Capital Lease.

      "Capital Lease" means with respect to any Person any lease of real or personal property, for which the related Lease Obligations have been or should be, in accordance with GAAP consistently applied, reflected as a liability on the balance sheet that Person.

      "Cardinal" means Cardinal Packaging, Inc., a corporation organized and existing under the laws of the State of Ohio, and its successors and assigns.

      "Cash Equivalents" means (a) securities with unexpired maturities of one year or less issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit with unexpired maturities of one (1) year or less or money market accounts maintained with, the Agent, any Lender, any Affiliate of the Agent or any Lender, or any other domestic commercial bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000.00) or such other domestic financial institutions or domestic brokerage houses to the extent disclosed to, and approved by, the Agent and (c) commercial paper of a domestic issuer rated at least either A-1 by Standard & Poor's Corporation (or its successor) or P-1 by Moody's Investors Service, Inc. (or its successor) with unexpired maturities of six (6) months or less. In addition, with respect to Berry UK and NIM Holdings, Cash Equivalents shall also mean (a) securities with unexpired maturities of one year or less issued or fully guaranteed or insured by the British National Government or any agency thereof and (b) certificates of deposit with unexpired maturities of one
(1) year or less or money market instruments issued by Barclays Bank PLC.

      "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods; any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods; and all proceeds (cash and non-cash) of the foregoing.

      "Closing Date" means the date of this Agreement.


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      "Collateral" means all property of the Borrower and each Subsidiary
Guarantor subject from time to time to the Liens of this Agreement, any of the Security Documents and/or any of the other Financing Documents, together with any and all cash and non-cash proceeds and products thereof, and the UK Collateral.

      "Collateral Account" has the meaning described in Section 2.1.8 (The Collateral Account).

      "Collateral Disclosure List" has the meaning described in Section 3.3 (Collateral Disclosure List).

      "Collection" means each check, draft, cash, money, instrument, item, and other remittance in payment or on account of payment of the Accounts or otherwise with respect to any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to an Account, and other proceeds of Collateral; and "Collections" means the collective reference to all of the foregoing.

      "Commitment" means with respect to each Lender, such Lender's Revolving Credit Commitment, Letter of Credit Commitment, Term Loan A Commitment, Term Loan B Commitment, Bond Letter of Credit Commitment, UK Revolving Credit Commitment, or UK Term Loan Commitment as the case may be, and "Commitments" means the collective reference to the Revolving Credit Commitments, the Letter of Credit Commitments, the Term Loan A Commitments, the Term Loan B Commitments, the Bond Letter of Credit Commitments, the UK Revolving Credit Commitments and the UK Term Loan Commitments of all of the Lenders.

      "Commitment Fee" has the meaning described in Section 2.10.4 (the Commitment Fee).

      "Committed Amount" means with respect to each Lender, such Lender's Revolving Credit Committed Amount, Letter of Credit Committed Amount, Term Loan A Committed Amount, Term Loan B Committed Amount, the Bond Letter of Credit Committed Amount, UK Revolving Credit Committed Amount, UK Term Loan Committed Amount, as the case may be, and "Committed Amounts" means collectively the Revolving Loan Committed Amount, the Letter of Credit Committed Amount, Term Loan A Committed Amount, Term Loan B Committed Amount, the Bond Letter of Credit Committed Amount of each of the Lenders, the UK Revolving Credit Committed Amounts, and the UK Term Loan Committed Amounts.

      "Compliance Certificate" means a periodic Compliance Certificate described in Section 6.1.1(a) (Financial Statements).

      "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code.

      "Copyrights" means and includes, in each case whether now existing or hereafter arising, all of the Borrower's or any Subsidiary's rights, title and interest in and to (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, copyright applications, and all renewals of any of the foregoing, (b) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past, current or future infringements of any of the foregoing, (c) the right to sue for past, present and future infringements of any of the foregoing, and (d) all rights corresponding to any of the foregoing throughout the world.

      "CPI" means CPI Holding Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Credit Facility" means a Domestic Credit Facility or a UK Credit Facility, and "Credit Facilities" means the Domestic Credit Facilities and the UK Credit Facilities.

      "Current Bond Letter of Credit Obligations" has the meaning described in
Section 2.5.4 (Payments of Bond Letters of Credit).

      "Current Letter of Credit Obligations" has the meaning described in
Section 2.4.5 (Payments of Letters of Credit).

      "Debt Service" means for any period of determination thereof an amount equal to the total of the aggregate amount of all payments of principal and interest with respect to Indebtedness for Borrowed Money of the Borrower, the Subsidiary Guarantors, Berry UK and NIM Holdings, as appropriate, scheduled to be due and payable during such period, excluding any Term Loan B Mandatory Prepayments with respect to Excess Cash Flow and any UK Term Loan Mandatory Prepayment with respect to UK Excess Cash Flow.

      "Debt Service Coverage Ratio" means as to the Borrower, each of the Subsidiary Guarantors, Berry UK and NIM Holdings on a consolidated basis, for any period of determination thereof the ratio of (a) EBITDA to (b) Debt Service.

      "Deed of Trust - Arlington Heights" means that certain amended and restated deed of trust or mortgage dated as of the date hereof from Knight to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Arlington Heights grants to the Agent for the benefit of the Lenders ratably and the Agent, a first priority Lien on that certain property located in Arlington Heights, Illinois as further described therein.

      "Deed of Trust - Baltimore" means that certain deed of trust or mortgage dated as of the date hereof from Poly-Seal to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Baltimore grants to the Agent for the benefit of the Lenders ratably and the Agent, a first priority Lien on that certain property located in Baltimore, Maryland as further described therein.

      "Deed of Trust - Indian Trail" means that certain amended and restated deed of trust or mortgage dated as of the date hereof from BTP to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Indian Trail grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as Wesley Chapel-Stouts Road, Indian Trail, North Carolina 28079.

      "Deed of Trust - Evansville" means that certain amended and restated deed of trust or mortgage dated as of the date hereof from the Borrower to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Evansville grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as 101 Oakley Street, Evansville, Indiana 47710.

      "Deed of Trust - Henderson" means that certain amended and restated deed of trust or mortgage dated as of the date hereof from the Borrower to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Henderson grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a second priority Lien on that certain property known generally as 800 East Horizon Drive, Henderson, Nevada 89009.

      "Deed of Trust - Iowa Falls" means that certain amended and restated deed of trust or mortgage dated as of the date hereof from BIC to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Iowa Falls grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as 1036 Industrial Park Road, Iowa Falls, Iowa 50126.

      "Deed of Trust - Lawrence" means that certain amended and restated deed of trust or mortgage dated as of the date hereof from PackerWare to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Lawrence grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as 2330 Packer Road, Lawrence, Kansas 66044.

      "Deed of Trust - Monroeville" means that certain amended and restated deed of trust or mortgage dated as of the date hereof from Venture Midwest to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Monroeville grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property located in Huron County, Ohio, as further described therein.

      "Deed of Trust - Streetsboro" means that certain amended and restated deed of trust or mortgage dated as of date hereof from Cardinal to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Streetsboro grants to the Agent for the benefit of the Lenders ratably and the Agent, a first priority Lien on that certain property located in Streetsboro, Ohio as further described therein.

      "Deed of Trust - Suffolk" means that certain amended and restated credit line deed of trust, assignment and security agreement dated as of the date hereof from Berry Design to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Suffolk grants to the Agent for the benefit of the Lenders ratably and for the benefit of the Agent, a first priority Lien on that certain property known generally as 1401 Progress Road, Suffolk, Virginia.

      "Deed of Trust - Woodstock" means that certain amended and restated deed of trust or mortgage dated as of the date hereof from Knight to or for the benefit of the Agent, as the same may from time to time be amended, restated, supplemented or modified, which Deed of Trust - Woodstock grants to the Agent for the benefit of the Lenders ratably and the Agent, a first priority Lien on that certain property located in Woodstock, Illinois as further described therein.

      "Deeds of Trust" means the collective reference to the Deed of Trust - Arlington Heights, the Deed of Trust - Baltimore, the Deed of Trust - Streetsboro, the Deed of Trust - Woodstock, the Deed of Trust - Indian Trail, the Deed of Trust - Evansville, the Deed of Trust - Henderson, the Deed of Trust
- Iowa Falls, the Deed of Trust - Lawrence, the Deed of Trust - Monroeville, and the Deed of Trust - Suffolk.

      "Default" means an event that, with the giving of notice or lapse of time, or both, would constitute an Event of Default under the provisions of this Agreement.

      "Distribution" means (a) the payment of any dividends or other distributions on capital stock of the Borrower (except distributions in any class of capital stock) and (b) the redemption or acquisition of capital stock or Subordinated Indebtedness of the Borrower unless made contemporaneously from the Net Proceeds of the sale of capital stock (excluding the Preferred Stock) or the issuance of Subordinated Indebtedness to the extent permitted by the provisions of this Agreement or otherwise consented to by the Agent.

      "Documents" means all documents of title, whether now existing or hereafter acquired or created, and all proceeds (cash and non-cash) of the foregoing.

      "Dollar" or "Dollars" means United States Dollars.

      "Dollar Currency Equivalent" means, on any date of determination, the amount of Dollars which results from the sale of a given amount in Sterling, determined at the rate of exchange quoted by the Agent in London, England, at 9:00 A.M. (London time) on such date of determination, to prime banks in London, England for the spot sale in the London foreign exchange market of Sterling for Dollars.

      "Dollar Interest Period" means as to any Dollar LIBOR Loan, the period commencing on and including the date such Dollar LIBOR Loan is made (or on the effective date of the Borrower's election to convert any Base Rate Loan to a Dollar LIBOR Loan in accordance with the provisions of this Agreement) and ending on and including the day which is 30, 60, 90 or 180 days thereafter, as selected by the Borrower in accordance with the provisions of this Agreement, and thereafter, each period commencing on the last day of the then preceding Interest Period for such Dollar LIBOR Loan and ending on and including the day which is 30, 60, 90 or 180 days thereafter, as selected by the Borrower, in accordance with the provisions of this Agreement; provided, however that:

            (a) the first day of any Dollar Interest Period shall be a Business Day;

            (b) if any Dollar Interest Period would end on a day that is not a Business Day, such Dollar Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case, such Dollar Interest Period shall end on the next preceding Business Day; and

            (c) no Dollar Interest Period shall extend beyond the Revolving Credit Termination Date or the scheduled maturity date of the Term Loans A, or the Term Loans B, as appropriate.

      "Dollar LIBOR Lending Office" means with respect to the Agent such branch or office of the Agent as designated by the Agent from time to time as the branch or office where the Dollar LIBOR Loans are to be made or maintained.

      "Dollar LIBOR Base Rate" means for any Dollar Interest Period with respect to any Dollar LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest next 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in United States Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Dollar Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Dollar LIBOR Base Rate" shall mean, for any Dollar LIBOR Loan for any Dollar Interest Period therefor, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Dollar Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. For purposes of this definition, Telerate Page 3750 refers to the British Bankers Association Libor Rates (determined at approximately 11:00 a. m (London time)) that are published by Dow Jones Telerate, Inc.

      "Dollar LIBOR Loan" means any Loan for which interest is to be computed with reference to the Dollar LIBOR Rate.

      "Dollar LIBOR Rate" means for any Dollar Interest Period with respect to any Dollar LIBOR Loan, (a) the Applicable Margin, plus (b) the per annum rate of interest calculated pursuant to the following formula:

                             Dollar LIBOR Base Rate
                            -------------------------
                            1.00 - Reserve Percentage

      "Domestic Credit Facility" means with respect to each Lender, such Lender's Pro Rata Share of the Revolving Credit Facility, the Letter of Credit Facility, the Term Loan A Facility, the Term Loan B Facility, or the Bond Letter of Credit Facility, as the case may be, and "Domestic Credit Facilities" means collectively the Revolving Credit Facility, the Letter of Credit Facility, the Term Loan A Facility, the Term Loan B Facility, and the Bond Letter of Credit Facility, and any and all other credit facilities now or hereafter extended to the Borrower under or secured by this Agreement.

      "EBITDA" means as to the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, on a consolidated basis, as of any date or for any period of determination, the sum of (a) the net profit (or loss) determined in accordance with GAAP consistently applied, plus (b) interest expense and income Taxes or alternative minimum Taxes for such period to the extent deducted in the calculation of net income (or loss), plus (c) depreciation and amortization of Assets for such period, plus (d) unusual expenses associated with the write-off of the capitalized portion of financing costs, minus (e) non-cash gains from Asset sales other than sales of Inventory in the ordinary course of business, plus (f) non-cash losses from Asset sales other than sales of Inventory in the ordinary course of business, plus, (g) non-cash extraordinary losses, minus (h) extraordinary gains, minus (i) interest income, minus (j) any gain relating to the accumulated effect of any change in accounting method, plus (k) any loss relating to the accumulated effect of any change in accounting method, each item in clauses (a) through (k) calculated pursuant to GAAP for such period, plus, (l) any non-cash compensation expenses, minus, (m) any non-cash compensation gains., plus (n) unusual or nonrecurring non-cash losses or expenses, plus (o) non-recurring acquisition-related cash expenses up to $5,000,000 for fiscal year 2000 only. In connection with the calculation of any financial covenant provided in Section 6.1.13 following the closing and consummation of any Permitted Acquisition, EBITDA shall include each Subject Transaction which constitutes a Permitted Acquisition, with such calculation to be based on a twelve (12) month trailing period reflecting actual and historical performance of the Subject Transaction.

      "Eligible Domestic Inventory" means the collective reference to all Inventory of the Borrower and each Subsidiary Guarantor held for sale, valued at the lowest of the cost, any ceiling prices which may be established by any Law of any Governmental Authority or prevailing market value, all as reduced, without duplication, by the aggregate amount of all reserves, limits and deductions provided for in this definition or in Section 2.1.3 (Borrowing Base); excluding, however, any Inventory which consists of:

            (a) any Inventory located outside of the United States,

            (b) any Inventory located outside of a state in which the Agent has properly perfected the Liens of the Agent and the Lenders under this Agreement, free and clear of all other Liens (other than Permitted Liens),

            (c) any Inventory not in the actual possession of the Borrower or a Subsidiary Guarantor, except to the extent provided in subsection (d) below,

            (d) any Inventory in the possession of a bailee, warehouseman, consignee or similar third party, except to the extent that either (1) such bailee, warehouseman, consignee or similar third party has entered into an agreement with the Agent in which such bailee, warehouseman, consignee or similar third party consents and agrees to the Lien of the Agent and the Lenders on such Inventory and to such other terms and conditions as may be reasonably required by the Agent, or (2) with respect to any Inventory in the possession of a bailee or warehouseman, the Agent has established a reserve for such Inventory in an amount not greater than three (3) months of any fees or other charges which would be due and payable to any such bailee and warehouseman under its agreements with the Borrower or Subsidiary Guarantor, as appropriate (the Agent agrees to so establish a reserve as shall be appropriate unless otherwise directed by the Borrower),

            (e) any Inventory located on premises leased or rented to the Borrower or a Subsidiary Guarantor or otherwise not owned by the Borrower or a Subsidiary Guarantor, unless either (i) the Agent has received a waiver and consent from the lessor, landlord and/or owner, in form and substance reasonably satisfactory to the Agent and from any mortgagee of such lessor, landlord or owner to the extent reasonably required by the Agent or (ii) with respect to any such Inventory, the Agent has established a reserve for such Inventory in an amount not greater than three (3) months of any rents or other charges which would be due and payable to any such lessor, landlord or owner under its agreements with the Borrower or Subsidiary Guarantor, as appropriate (the Agent agrees to so establish a reserve as shall be appropriate unless otherwise directed by the Borrower),

            (f) any Inventory the sale or other disposition of which has given rise to an Account,

            (g) any Inventory which fails to meet all standards and requirements imposed by any Governmental Authority over such Inventory or its production, storage, use or sale to the extent that the failure to meet any such standards and/or requirements imposed by any Governmental Authority would entitle a purchaser of such Inventory to return the Inventory or otherwise cancel or rescind its purchase or shall otherwise materially impair the value of the Inventory or the ability of the Agent to realize upon the value of the Inventory,

            (h) work-in-process or supplies,

            (i) any Inventory as to which the Agent determines in the exercise of its sole and absolute discretion at any time and in good faith (i) is not in merchantable condition or is defective, post-seasonal, slow moving or obsolete and (ii) is unlikely to be sold in the ordinary course of business within a reasonable period of time and on customary terms and conditions, without significant out of the ordinary course discounts or other concessions,

            (j) any Inventory which the Agent in the good faith exercise of its sole and absolute discretion has deemed to be ineligible because the Agent considers the collateral value to the Agent and the Lenders to be impaired in any material respect or its ability to realize such value to be insecure in any material respect.

In the event of any dispute under the foregoing criteria, as to whether Inventory is, or has ceased to be, Eligible Domestic Inventory, the decision of the Agent in the good faith exercise of its sole and absolute discretion shall control.

      "Eligible Domestic Receivable" and "Eligible Domestic Receivables" mean, at any time of determination thereof, the unpaid portion of each Account (net of, without duplication, any returns, discounts, claims asserted by Account Debtors or other obligors with respect to such Account, credits, charges, accrued rebates or other allowances, offsets, deductions, counterclaims, disputes or other defenses asserted by Account Debtors or other obligors with respect to such Account, and reduced by the aggregate amount of all reserves, limits and deductions expressly provided for in this Agreement), which shall be receivable in United States Dollars by the Borrower or any Subsidiary Guarantor, provided each Account conforms and continues to conform to the following criteria to the reasonable satisfaction of the Agent:

            (a) the Account arose in the ordinary course of business from a bona fide outright sale of Inventory or from services performed;

            (b) the Account is a valid, legally enforceable obligation of the Account Debtor;

            (c) if the Account arises from the sale of Inventory, the Inventory the sale of which gave rise to the account has been shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding;

            (d) if the Account arises from the performance of services, such services have been fully rendered;

            (e) the Account is evidenced by an invoice or other documentation in form reasonably acceptable to the Agent, dated no later than two (2) Business Days after the date of shipment or performance and containing only terms normally offered by the Borrower or the Subsidiary Guarantor, as appropriate;

            (f) the amount shown on the books of the Borrower or the Subsidiary Guarantor, as appropriate, and on any invoice, certificate, schedule or statement delivered to the Agent is owing to the Borrower or the Subsidiary Guarantor, as appropriate, with any partial payment reducing the amount of the Eligible Domestic Receivable by such partial payment received;

            (g) the Account is not outstanding more than one hundred twenty
      (120) days from the date of the invoice therefor or past due more than thirty (30) days after its due date, which shall not be later than ninety
      (90) days after the invoice date;

            (h) the Account is not owing by any Account Debtor for which fifty percent (50%) or more of such Account Debtor's other Accounts (or any portion thereof) due to NIM Holdings, Berry UK, the Borrower or any Subsidiary Guarantor, individually, or NIM Holdings, Berry UK, the Borrower and each of the Subsidiary Guarantors collectively, are non-Eligible Domestic Receivables and/or non-Eligible UK Receivables under subsection (g) above;

            (i) the Account is not owing by an Account Debtor or a group of affiliated Account Debtors whose then existing Accounts owing to the to the Borrower and the Subsidiary Guarantors collectively exceed, in the aggregate, fifteen percent (15%) of the total Eligible Domestic Receivables of the Borrower and all of the Subsidiary Guarantors, except that with respect to Accounts owing by those Account Debtors identified on
      Schedule 1.1A attached hereto, as updated with the Agent's consent at any time and from time, the Account is not owing by any Account Debtor so named on Schedule 1.1A whose then existing Accounts to the Borrower and the Subsidiary Guarantors, collectively, exceed, in the aggregate, twenty-five percent (25%) of the total Eligible Domestic Receivables of the Borrower and all of the Subsidiary Guarantors. Notwithstanding the foregoing, the Agent and the Lenders agree that the Accounts of any Account Debtor which would otherwise be ineligible solely as a result of this subsection (i) shall not be considered ineligible except to the extent such Accounts, in the aggregate, exceed fifteen percent (15%) of the total Eligible Domestic Receivables (or twenty-five percent (25%) of the total Eligible Domestic Receivables if the Account Debtor is named on
      Schedule 1.1A. attached hereto and made a part hereof) and such Accounts otherwise satisfy all applicable eligibility criteria;

            (j) the Account Debtor has not returned, rejected or refused to retain, or otherwise notified the Borrower or any Subsidiary Guarantor of any dispute concerning, or claimed nonconformity of, any of the Inventory or services from the sale or furnishing of which the Account arose;

            (k) the Account Debtor is not a Subsidiary or Affiliate of NIM Holdings, Berry UK, the Borrower or any Subsidiary Guarantor or an employee, officer, director of shareholder of NIM Holdings, Berry UK, the Borrower or any Subsidiary Guarantor or any Subsidiary or Affiliate of the Borrower or any Subsidiary Guarantor (For purposes of calculating Eligible Domestic Receivables, the term Affiliate shall not include any Affiliate of any stockholder of the Parent);

            (l) the Account Debtor is not incorporated or organized in or primarily located in any jurisdiction outside of the United States of America or Canada, unless the Account Debtor's obligations with respect to such account are secured by a letter of credit, guaranty or banker's acceptance having terms and from such issuers and confirmation banks as are reasonably acceptable to the Agent in its commercially reasonable discretion (which letter of credit, guaranty or banker's acceptance is subject to an irrevocable assignment of proceeds in favor of the Agent for the benefit of the Lenders ratably and the Agent);

            (m) the Account Debtor with respect to such Account is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action;

            (n) the Account Debtor is not a Governmental Authority, unless the Borrower or Subsidiary Guarantor, as appropriate, shall have complied to the Agent's satisfaction with the Assignment of Claims Act of 1940, as amended;

            (o) neither the Borrower nor any of the Subsidiary Guarantors is indebted in any manner to the Account Debtor (as creditor, lessor, supplier otherwise), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor;

            (p) the Account does not arise from services under or related to any warranty obligation of the Borrower or any Subsidiary Guarantor or out of service charges, finance charges or other fees for the time value of money;

            (q) the Account is not evidenced by Chattel Paper or an Instrument of any kind and is not secured by any letter of credit, except as permitted under subsection (l) above, unless the original of any such Chattel Paper and/or Instrument has been delivered to the Agent;

            (r) the title of the Borrower or the Subsidiary Guarantor, as appropriate, to the account is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens and Liens in favor of the Agent and/or the Lenders;

            (s) no bond or other undertaking by a guarantor or surety which is not reasonably acceptable to the Agent has been or is required to be obtained, supporting the Account and any of the Account Debtor's obligations in respect of the Account, other than as and to the extent permitted or required under the provisions of subsection (l) above;

            (t) the Borrower and each Subsidiary Guarantor, as appropriate, have the full and unqualified right and power to assign and grant a security interest in, and Lien on, the Account to the Agent as security and collateral for the payment of the Obligations;

            (u) the Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable in a legally effective manner the assignment or grant of a Lien by the Borrower and each Subsidiary Guarantor, as appropriate, to the Agent, for the benefit of the Lenders ratably and the Agent, of the Account arising from such contract or order;

            (v) the Account is subject to a Lien in favor of the Agent, for the benefit of the Lenders ratably and the Agent, which Lien constitutes a first priority perfected security interest and Lien, subject only to Permitted Liens;

            (w) the Inventory giving rise to the Account was not, at the time of the sale thereof, subject to any Lien, except those in favor of the

      Agent, for the benefit of the Lenders ratably and the Agent and other Permitted Liens;

            (x) no part of the Account represents a progress billing or a retainage;

            (y) the Agent in the good faith exercise of its commercially reasonable discretion has not deemed the Account ineligible because of uncertainty in any material respect as to the creditworthiness of the Account Debtor or because the Agent otherwise considers the collateral value of such Account to the Agent and the Lenders to be impaired in any material respect or its ability to realize such value to be insecure in any material respect.

In the event of any dispute, under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible Domestic Receivable, the decision of the Agent in the good faith exercise of its commercially reasonable discretion shall control.

      "Eligible UK Inventory" means the collective reference to all Inventory of Berry UK and NIM Holdings held for sale, valued at the lowest of the cost, denominated in Sterling, any ceiling prices which may be established by any Law of any Governmental Authority or prevailing market value, all as reduced, without duplication, by the aggregate amount of all reserves, limits and deductions provided for in this definition or in Section 2.6.3 (UK Borrowing
Base); excluding, however, any Inventory which consists of:

            (a) any Inventory located outside of England or Wales,

            (b) any Inventory on which Bank of America does not have properly perfected the Lien under the UK Security Documents, free and clear of all other Liens (other than Permitted Liens and Liens securing the Obligations),

            (c) any Inventory which is (i) subject to retention of title by any vendor or (ii) not in the actual possession of NIM Holdings or Berry UK, except to the extent provided in subsection (d) below,

            (d) any Inventory in the possession of a bailee, warehouseman, consignee or similar third party, except to the extent that either (1) such bailee, warehouseman, consignee or similar third party has entered into an agreement with Bank of America in which such bailee, warehouseman, consignee or similar third party consents and agrees to the Lien of Bank of America on such Inventory and to such other terms and conditions as may be reasonably required by Bank of America, or (2) with respect to any Inventory in the possession of a bailee or warehouseman, Bank of America has established a reserve for such Inventory in an amount not greater than three (3) months of any fees or other charges which would be due and payable to any such bailee and warehouseman under its agreements with NIM Holdings or Berry UK (Bank of America agrees to so establish a reserve as shall be appropriate unless otherwise directed by NIM Holdings or Berry
      UK),

            (e) any Inventory located on premises leased or rented to NIM Holdings or Berry UK or otherwise not owned by NIM Holdings or Berry UK, unless either (i) Bank of America has received a waiver and consent from the lessor, landlord and/or owner, in form and substance reasonably satisfactory to Bank of America and from any mortgagee of such lessor, landlord or owner to the extent reasonably required by Bank of America or
      (ii) with respect to any such Inventory, Bank of America has established a reserve for such Inventory in an amount not greater than three (3) months of any rents or other charges which would be due and payable to any such lessor, landlord or owner under its agreements with NIM Holdings or Berry UK (Bank of America agrees to so establish a reserve as shall be appropriate unless otherwise directed by NIM Holdings or Berry UK),

            (f) any Inventory the sale or other disposition of which has given rise to an Account,

            (g) any Inventory which fails to meet all standards and requirements imposed by any Governmental Authority over such Inventory or its production, storage, use or sale to the extent that the failure to meet any such standards and/or requirements imposed by any Governmental Authority would entitle a purchaser of such Inventory to return the Inventory or otherwise cancel or rescind its purchase or shall otherwise materially impair the value of the Inventory or the ability of Bank of America to realize upon the value of the Inventory,

            (h) work-in-process or supplies,

            (i) any Inventory as to which Bank of America determines in the exercise of its sole and absolute discretion at any time and in good faith
      (i) is not in merchantable condition or is defective, post-seasonal, slow moving or obsolete and (ii) is unlikely to be sold in the ordinary course of business within a reasonable period of time and on customary terms and conditions, without significant out of the ordinary course discounts or other concessions,

            (j) any Inventory which Bank of America in the good faith exercise of its sole and absolute discretion has deemed to be ineligible because Bank of America considers the collateral value to Bank of America to be impaired in any material respect or its ability to realize such value to be insecure in any material respect.

In the event of any dispute under the foregoing criteria, as to whether Inventory is, or has ceased to be, Eligible UK Inventory, the decision of Bank of America in the good faith exercise of its sole and absolute discretion shall control.

      "Eligible UK Receivable" and "Eligible UK Receivables" mean, at any time of determination thereof, the unpaid portion of each Account (net of, without duplication, any returns, discounts, claims asserted by Account Debtors or other obligors with respect to such Account, credits, charges, accrued rebates or other allowances, offsets, deductions, counterclaims, disputes or other defenses asserted by Account Debtors or other obligors with respect to such Account, and reduced by the aggregate amount of all reserves, limits and deductions expressly provided for in this Agreement), which shall be receivable in Sterling by NIM Holdings or Berry UK, provided each Account conforms and continues to conform to the following criteria to the reasonable satisfaction of Bank of America:

            (a) the Account arose in the ordinary course of business from a bona fide outright sale of Inventory or from services performed;

            (b) the Account is a valid, legally enforceable obligation of the Account Debtor;

            (c) if the Account arises from the sale of Inventory, the Inventory the sale of which gave rise to the account has been shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding;

            (d) if the Account arises from the performance of services, such services have been fully rendered;

            (e) the Account is evidenced by an invoice or other documentation in form reasonably acceptable to Bank of America, dated no later than two (2) Business Days after the date of shipment or performance and containing only terms normally offered by NIM Holdings or Berry UK;

            (f) the amount shown on the books of NIM Holdings or Berry UK, as appropriate, and on any invoice, certificate, schedule or statement delivered to Bank of America is owing to NIM Holdings or Berry UK, as appropriate, with any partial payment reducing the amount of the Eligible UK Receivable by such partial payment received;

            (g) the Account is not outstanding more than one hundred twenty
      (120) days from the date of the invoice therefor or past due more than thirty (30) days after its due date, which shall not be later than ninety
      (90) days after the invoice date;

            (h) the Account is not owing by any Account Debtor for which fifty percent (50%) or more of such Account Debtor's other Accounts (or any portion thereof) due to NIM Holdings and/or Berry UK, individually, or NIM Holdings and Berry UK collectively, are non-Eligible UK Receivables under subsection (g) above;

            (i) the Account is not owing by an Account Debtor or a group of affiliated Account Debtors whose then existing Accounts owing to NIM Holdings and/or Berry UK collectively exceed, in the aggregate, fifteen percent

      (15%) of the total Eligible UK Receivables of NIM Holdings and Berry UK, except that with respect to Accounts owing by those Account Debtors identified on Schedule 1.1A attached hereto, as updated with the consent of Bank of America at any time and from time to time, the Account is not owing by any Account Debtor so named on Schedule 1.1A whose then existing Accounts to NIM Holdings and/or Berry UK, collectively, exceed, in the aggregate, twenty-five percent (25%) of the total Eligible UK Receivables of NIM Holdings and Berry UK. Notwithstanding the foregoing, the Agent and the Lenders agree that the Accounts of any Account Debtor which would otherwise be ineligible solely as a result of this subsection (i) shall not be considered ineligible except to the extent such Accounts, in the aggregate, exceed fifteen percent (15%) of the total Eligible UK Receivables (or twenty-five percent (25%) of the total Eligible UK Receivables if the Account Debtor is named on Schedule 1.1A. attached hereto and made a part hereof) and such Accounts otherwise satisfy all applicable eligibility criteria;

            (j) the Account Debtor has not returned, rejected or refused to retain, or otherwise notified NIM Holdings or Berry UK of any dispute concerning, or claimed nonconformity of, any of the Inventory or services from the sale or furnishing of which the Account arose;

            (k) the Account Debtor is not a Subsidiary or Affiliate of NIM Holdings, Berry UK, the Borrower or any Subsidiary Guarantor or an employee, officer, director of shareholder of NIM Holdings, Berry UK, the Borrower or any Subsidiary Guarantor or any Subsidiary or Affiliate of NIM Holdings, Berry UK, the Borrower or any Subsidiary Guarantor (For purposes of calculating Eligible Domestic Receivables and Eligible UK Receivables, the term Affiliate shall not include any Affiliate of any stockholder of the Parent);

            (l) the Account Debtor is not incorporated or organized in, or primarily located in, any jurisdiction outside of the United Kingdom, unless the Account Debtor's obligations with respect to such account are secured by a letter of credit, guaranty or banker's acceptance having terms and from such issuers and confirmation banks as are reasonably acceptable to Bank of America in its commercially reasonable discretion (which letter of credit, guaranty or banker's acceptance is subject to an irrevocable assignment of proceeds in favor of Bank of America);

            (m) the Account Debtor with respect to such Account is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action;

            (n) the Account Debtor is not a Governmental Authority, unless NIM Holdings shall have complied to the satisfaction of Bank of America with the applicable Laws, if any, governing the creation and perfection of Liens in such Accounts

            (o) Neither NIM Holdings nor Berry UK is indebted in any manner to the Account Debtor (as creditor, lessor, supplier otherwise), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor;

            (p) the Account does not arise from services under or related to any warranty obligation of NIM Holdings or Berry UK or out of service charges, finance charges or other fees for the time value of money;

            (q) the Account is not evidenced by Chattel Paper or an Instrument of any kind and is not secured by any letter of credit, except as permitted under subsection (l) above, unless the original of any such Chattel Paper and/or Instrument has been delivered to Bank of America;

            (r) the title of NIM Holdings or Berry UK, as appropriate, to the Account is absolute and is not subject to any prior assignment, claim, Lien, or security interest, except Permitted Liens and Liens in favor of Bank of America and Liens securing the Obligations;

            (s) no bond or other undertaking by a guarantor or surety which is not reasonably acceptable to Bank of America has been or is required to be obtained, supporting the Account and any of the Account Debtor's obligations in respect of the Account, other than as and to the extent permitted or required under the provisions of subsection (l) above;

            (t) NIM Holdings or Berry UK has the full and unqualified right and power to assign and grant a security interest in, and Lien on, the Account to Bank of America as security and collateral for the payment of the UK Obligations;

            (u) the Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable in a legally effective manner the assignment or grant of a Lien by NIM Holdings or Berry UK to Bank of America of the Account arising from such contract or order;

            (v) the Account is subject to a Lien in favor of Bank of America, which Lien constitutes a first priority perfected security interest and Lien, subject only to Permitted Liens;

            (w) the Inventory giving rise to the Account was not, at the time of the sale thereof, subject to any Lien, except those in favor of Bank of America and other Permitted Liens;

            (x) no part of the Account represents a progress billing or a retainage;

            (y) Bank of America in the good faith exercise of its commercially reasonable discretion has not deemed the Account ineligible because of uncertainty in any material respect as to the creditworthiness of the Account Debtor or because Bank of America otherwise considers the collateral value of such Account to be impaired in any material respect or its ability to realize such value to be insecure in any material respect.

In the event of any dispute, under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible UK Receivable, the decision of Bank of America in the good faith exercise of its commercially reasonable discretion shall control.

      "Enforcement Costs" means all commercially reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable outside and allocated in-house counsel attorney's fees and expenses) of any nature whatsoever reasonably paid or incurred by or on behalf of the Agent and/or any of the Lenders in connection with (a) any or all of the Obligations, this Agreement and/or any of the other Financing Documents and (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, this Agreement or any of the other Financing Documents, including, without limitation, those costs and expenses more specifically enumerated in
Section 3.8 (Costs) and Section 9.10 (Enforcement Costs). The Lenders agree that the Borrower shall have no obligation to reimburse any Lender, other than the Agent, for legal fees and expenses incurred by such Lender in connection with its review, execution and delivery of any of the Financing Documents, to the extent such legal fees and expenses exceed Five Thousand Dollars ($5,000).

      "Equipment" means all equipment, machinery, computers, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and supplies of every nature, presently existing or hereafter acquired or created and wherever located, whether or not the same shall be deemed to be affixed to real property, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary or beneficial for the operation, use and/or disposition of such personal property, all licenses, warranties, franchises and general intangibles related thereto or necessary or beneficial for the operation, use and/or disposition of the same, together with all Accounts, Chattel Paper, Instruments and other consideration received by NIM Holdings, Berry UK, the Borrower or any Subsidiary Guarantor on account of the sale, lease or other disposition of all or any part of the foregoing, and together with all rights under or arising out of present or future Documents and contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "Event of Default" has the meaning described in ARTICLE VII (Default and Rights and Remedies).

      "Excess Cash Flow" means for any annual period of determination thereof and with respect to the Borrower and the Subsidiary Guarantors only and not including Berry UK or NIM

Holdings, an amount equal to fifty percent (50%) of the sum of (a) EBITDA, less
(b) non-financed Capital Expenditures permitted by Section 6.2.6 (Capital Expenditures), less (c) cash income Taxes and alternative minimum Taxes, less
(d) increases in working capital, plus (e) decreases in working capital, less
(f) Debt Service, as shown on the annual financial statements for such annual period, furnished to the Agent in accordance with Section 6.1.1 (Financial Statements); or in the event that the Borrower fails to deliver such financial statements to the Agent as and when required, the Agent shall estimate, in its sole, but commercially reasonable discretion, the amount of Excess Cash Flow for such period.

      "Federal Funds Rate" means for any day of determination, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day) by the Federal Reserve Bank for the next preceding Business Day) by the Federal Reserve Bank of Richmond or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by the Agent from three
(3) Federal funds brokers of recognized standing selected by the Agent.

      "Fees" means the collective reference to each fee payable to the Agent, for its own account or for the ratable benefit of the Lenders, under the terms of this Agreement or under the terms of any of the other Financing Documents, including, without limitation, the Agency Fees, the Revolving Credit Unused Line Fees, the Letter of Credit Fees, the Letter of Credit Fronting Fees, the Bond Letter of Credit Fees, the Bond Letter of Credit Fronting Fees, the Term Loan B Fees, the Field Examination Fees, the Commitment Fee, the Consent Fee, and the UK Revolving Credit Facility Fees.

      "Field Examination Fee" and "Field Examination Fees" have the meanings described in Section 2.10.3 (Field Examination Fees).

      "Financing Documents" means at any time collectively this Agreement, the Notes, the Security Documents, the Letter of Credit Documents, the Bond Letter of Credit Agreement Documents, the UK Security Documents, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by the Borrower, any Subsidiary Guarantor, Berry UK, NIM Holdings and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with this Agreement, any Note, any of the Security Documents, any of the Credit Facilities, any of the UK Security Documents and/or any of the Obligations, all as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.

      "First Closing Date" means January 21, 1997.

      "Fixed or Capital Assets" of a Person at any date means all assets which would, in accordance with GAAP consistently applied, be classified on the balance sheet of such Person as property, plant or equipment at such date.

      "Fixed Charges" means as to the Borrower, Berry UK, NIM Holdings and each of the Subsidiary Guarantors, on a consolidated basis, for any period of determination, the scheduled payments of principal and cash interest on account of all Indebtedness for Borrowed Money and on account of all Capital Leases, plus cash income Taxes, plus cash dividends declared or paid.

      "Fixed Charge Coverage Ratio" means for any period of determination with respect to the Borrower and the Subsidiary Guarantors, on a consolidated basis, the ratio of (a) EBITDA, less the aggregate amount of all non-financed Capital Expenditures for such period, plus the sum of the following (1) all cash proceeds from Permitted Asset Dispositions to the extent reinvested into Fixed or Capital Assets if and to the extent permitted by the provisions of this Agreement and (2) eighty percent (80%) of the Capital Expenditures related specifically to the plant expansion project for NIM Holdings up to a maximum of Two Million Dollars ($2,000,000), to (b) Fixed Charges. "Fixed Charge Coverage Ratio" means for any period of determination with respect to NIM Holdings and Berry UK only, the ratio of (a) their respective EBITDA, less the aggregate amount of all of their non-financed Capital Expenditures for such period up to four percent (4%) of its annual sales for fiscal year 2000 only, to (b) Fixed Charges.

      "Funded Debt" means as to the Borrower, Berry UK, NIM Holdings and each of the Subsidiary Guarantors, on a consolidated basis, as of any date of determination, (a) the aggregate of all Indebtedness for Borrowed Money of the Borrower, Berry UK, NIM Holdings and each of the Subsidiary Guarantors, whether secured or unsecured (but excluding, without duplication, loans by the Borrower to one or more of the Subsidiary Guarantors, Berry UK or NIM Holdings), having a final maturity (or which by the terms thereof is renewable or extendible at the option of the obligor for a period ending) more than a year after that date, including current maturities of long-term Indebtedness for Borrowed Money (as determined in accordance with GAAP), less (b) the aggregate amount of all cash balances and Cash Equivalents of the Borrower, Berry UK, NIM Holdings and/or any of the Subsidiary Guarantors.

      "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time, except that with respect to Berry UK and NIM Holdings, GAAP means generally accepted accounting principles in the United Kingdom in effect from time to time. Notwithstanding the foregoing, with respect to (i) any financial statements which consolidate Berry UK and/or NIM Holdings with the Borrower or any other Subsidiary Guarantor or (ii) any financial covenant relating to Berry UK, NIM Holdings, the Borrower and/or any Subsidiary Guarantor on a consolidated basis, GAAP shall mean generally accepted accounting principles in the United States of America in effect from time to time.

      "General Intangibles" means all general intangibles of every nature, whether presently existing or hereafter acquired or created, and without implying any limitation of the foregoing, further means all books and records, claims (including without limitation all claims for income tax and other refunds), choses in action, claims, causes of action in tort or equity, contract rights, judgments, customer lists, Patents, Trademarks, licensing agreements, rights in intellectual property, goodwill (including goodwill of the business of the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor symbolized by and associated with any and all Trademarks, trademark licenses, Copyrights and/or service marks), royalty payments, licenses, rights as lessee under any lease of real or personal property, literary rights, Copyrights, service names, service marks, logos, trade secrets, amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures, general or limited partnerships, or limited liability companies or partnerships, rights in applications for any of the foregoing, books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to any or all of the foregoing and all general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and all proceeds (cash and non-cash) of the foregoing.

      "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any department, agency or instrumentality thereof.

      "Guarantor" means the Parent or any Subsidiary Guarantor or their respective successors and assigns, as the case may be; and "Guarantors" means the Parent, each and every Subsidiary Guarantor, and each of their respective successors and assigns.

      "Guaranty" means collectively each guaranty of payment for the benefit of the Lenders ratably and the Agent from any or all of the Guarantors or NIM Holdings, including, without limitation, the UK Credit Facilities Guaranty, as the same may from time to time be amended, restated, supplemented or otherwise modified.

      "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any substance the presence of which on any property now or hereafter owned, acquired or operated by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor is prohibited by any Law similar to those set forth in this definition; and (d) any other substance which by Law requires special handling in its collection, storage, treatment or disposal.

      "Hazardous Materials Contamination" means the contamination (whether presently existing or occurring after the date of this Agreement) by Hazardous Materials of any property owned, operated or controlled by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor or for which the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, acquired or operated by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor, and any other contamination by Hazardous Materials for which the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor is, or is claimed to be, responsible.

      "Indebtedness" of a Person means at any date the total liabilities of such Person at such time determined in accordance with GAAP consistently applied.

      "Indebtedness for Borrowed Money" of a Person means at any time the sum at such time of (a) Indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (b) any obligations of such Person in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of such Person, (c) Lease Obligations of such Person with respect to Capital Leases, (d) all liabilities secured by any

Lien on any property owned by such Person, to the extent attached to such Person's interest in such property, even though such Person has not assumed or become personally liable for the payment thereof, (e) obligations of third parties which are being guarantied or indemnified against by such Person or which are secured by the property of such Person; (f) any obligation of such Person or a Commonly Controlled Entity to a Multi-employer Plan; and (h) any obligations, liabilities or indebtedness, contingent or otherwise, under or in connection with, any interest rate or currency swap agreements, cap, floor, and collar agreements, currency spot, foreign exchange and forward contracts and other similar agreements and arrangements; but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not more than thirty (30) days past due (as determined in accordance with customary trade practices) or which are being disputed in good faith by such Person and for which adequate reserves are being provided on the books of such Person in accordance with GAAP.

      "Indenture" means collectively (i) that certain indenture dated as of April 21, 1994 by and between the Borrower and the United States Trust Company of New York, as trustee, entered into in connection with the Subordinated Debt,
(ii) that certain indenture dated as of August 24, 1998 by and between the Borrower and the United States Trust Company of New York, as trustee, with respect to the Additional Subordinated Debt, and (iii) that certain indenture dated as of July 6, 1999 by and between the Borrower and the United States Trust Company of New York, as trustee, entered into in connection with the Additional Subordinated Debt (Cardinal), each as the same may be amended, restated supplemented or otherwise modified.

      "Installment Payment Date" means the first day of each calendar month of each calendar year commencing as of July 1, 2000.

      "Instrument" means a negotiable instrument (as defined under Article 3 of the Uniform Commercial Code), a "certificated security" (as defined under
Article 8 of the Uniform Commercial Code), or any other writing which evidences a right to payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement.

      "Interest Coverage Ratio" means as to the Borrower, Berry UK, NIM Holdings and each of the Subsidiary Guarantors, on a consolidated basis, for any period of determination thereof the ratio of (a) EBITDA to (b) cash interest expense, all determined on a consolidated basis in accordance with GAAP consistently applied.

      "Interest Period" means a Dollar Interest Period or a Sterling Interest Period, as applicable.

      "Interest Rate Election Notice" has the meaning described in Section 2.9.2(e) (Selection of Interest Rates).

      "Interest Rate/Currency Protection Agreement" means, for any Person, interest rate swap, cap, floor or collar agreements, currency agreements, currency spot, foreign exchange and forward contracts or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest or currency risks either generally or under specific contingencies.

      "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Income Tax Regulations issued and proposed to be issued thereunder.

      "Inventory" means all now owned and hereafter acquired inventory, goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, including, without limitation, all raw materials, work-in-progress, finished goods and materials and supplies of any kind, nature or description which are used or consumed in the business, or are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other licenses, warranties, franchises, general intangibles, personal property and all Documents or documents relating to the same and all proceeds (cash and non-cash) of the foregoing.

      "Item of Payment" means each check, draft, cash, money, instrument, item, and other remittance in payment or on account of payment of any Collateral, including, without limitation, cash proceeds of any returned, rejected or repossessed goods, the sale or lease of which gave rise to an Account, and other proceeds of Collateral; and "Items of Payment" means the collective reference to all of the foregoing.

      "Knight" means Knight Plastics, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority or political subdivision or agency thereof, or any court or similar entity established by any thereof.

      "Lease Obligations" of a Person means for any period the rental commitments of such Person for such period under leases for real and/or personal property.

      "Lending Office" means a Dollar LIBOR Lending Office or a Sterling LIBOR Lending Office, as applicable.

      "Letter of Credit" and "Letters of Credit" shall have the meanings described in Section 2.4.1 (Letters of Credit).

      "Letter of Credit Agreement" means the collective reference to each letter of credit application and agreement substantially in the form of the Agent's then standard form of application for letter of credit or such other form as may be approved by the Agent, executed and delivered by the Borrower in connection with the issuance of a Letter of Credit (other than any of the Bond Letters of Credit), as the same may from time to time be amended, restated, supplemented or modified; and "Letter of Credit Agreements" means all of the foregoing in effect at any time and from time to time. The Agent and the Lenders agree that if the provisions of any Letter of Credit Agreement conflict with the provisions of this Agreement, the provisions of this Agreement shall control.

      "Letter of Credit Commitment" means the agreement of the Agent relating to the issuance of the Letters of Credit and the agreement of a Lender to purchase a participating interest in any Letter of Credit Obligations with respect to such Letters of Credit, all subject to and in accordance with the provisions of this Agreement; and "Letter of Credit Commitments" means the collective reference to the Letter of Credit Commitment of the Agent and each of the Lenders.

      "Letter of Credit Committed Amount" has the meaning given such term in
Section 2.4.1 (Letters of Credit).

      "Letter of Credit Documents" means any and all drafts under or purporting to be under a Letter of Credit, any Letter of Credit Agreement, and any other instrument, document or agreement executed and/or delivered by the Borrower or any other Person under, pursuant to or in connection with a Letter of Credit or any Letter of Credit Agreement.

      "Letter of Credit Facility" means the facility established pursuant to
Section 2.4 (Letter of Credit Facility).

      "Letter of Credit Fee" and "Letter of Credit Fees" have the meanings described in Section 2.4.2 (Letter of Credit Fees).

      "Letter of Credit Fronting Fee" and "Letter of Credit Fronting Fees" have the meanings described in Section 2.4.2 (Letter of Credit Fees).

      "Letter of Credit Obligations" means the collective reference to all Obligations of the Borrower with respect to the Letters of Credit and the Letter of Credit Agreements.

      "Liabilities" means at any date all liabilities that in accordance with GAAP consistently applied should be classified as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries.

      "LIBOR Base Rate" means the Dollar LIBOR Base Rate or the Sterling LIBOR Base Rate, as applicable.

      "LIBOR Loan" means a Dollar LIBOR Loan or a Sterling LIBOR Loan, as applicable.

      "LIBOR Rate" means the Dollar LIBOR Rate or the Sterling LIBOR Rate, as applicable.

      "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, lien, hypothecation, or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financing statement by any lessor in a true lease transaction, by any bailor in a true bailment transaction or by any consignor in a true consignment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction, by any bailee in a true bailment transaction or by any consignee in a true consignment transaction.

      "Loan" means each of the Revolving Loan, a Term Loan A, a Term Loan B, the UK Revolving Loan, or a UK Term Loan, as the case may be, and "Loans" means the collective reference to the Revolving Loan, the Term Loans A, the Term Loans B, the UK Revolving Loan and the UK Term Loans.

      "Loan Notice" has the meaning described in Section 2.1.2 (Procedure for Making Advances).

      "Lockbox" has the meaning described in Section 2.1.8 (The Collateral Account).

      "Mandatory Liquid Assets Cost Rate" means with respect to each Interest Period for which the Applicable Interest Rate is the LIBOR Rate the rate per annum conclusively determined by Bank of America on the first day of such Interest Period to be that which expresses the prevailing cost to Bank of America of complying with the requirements for the time being of the Bank of England in respect of liquidity, reserve assets and special deposits.

      "Multi-employer Plan" means a Plan that is a multi-employer plan as defined in Section 4001(a)(3) of ERISA.

      "Net Outstandings" of any Lender means, at any time, the sum of (a) all amounts paid by such Lender (other than pursuant to Section 8.5 (Indemnification)) to the Agent in respect to the Revolving Loan or otherwise under this Agreement, minus (b) all amounts paid by the Agent to such Lender which are received by the Agent and which, pursuant to this Agreement, are paid over to such Lender for application in reduction of the outstanding principal balance of the Revolving Loan.

      "Net Casualty Proceeds", when used with respect to any condemnation awards or insurance proceeds allocable to any Collateral, means the gross proceeds from any casualty or condemnation remaining after payment of all expenses (including attorneys' fees) incurred in the collection of such gross proceeds and Taxes payable in connection therewith.

      "Net Proceeds" means gross proceeds (cash and non-cash) or other consideration paid to, or received by, the Borrower, NIM Holdings or any Subsidiary of the Borrower from (a) any Asset Disposition (including, without limitation, issuance or assumption of Indebtedness or the issuance of Securities), net of customary and reasonable settlement costs, fees, expenses and Taxes payable in connection with such Asset Disposition or (b) any sale, issuance or other offering of Indebtedness or Securities, net of customary and reasonable closing costs, fees and expenses.

      "Nevada Bond Letter of Credit" means that certain irrevocable letter of credit issued by the Agent for the account of the Borrower in the original stated amount of $6,271,233, for the benefit of the Manufacturers and Traders Trust Company, as Trustee, and as security for the Nevada Bonds, as the same may be amended, restated, reissued, renewed, supplemented, replaced or otherwise modified at any time and from time to time.

      "Nevada Bond Letter of Credit Agreement" means that certain letter of credit reimbursement agreement by and between the Agent and the Borrower pursuant to which the Borrower will agree to reimburse the Agent for any amounts drawn under the Nevada Bond Letter of Credit and to pay certain fees, interest and other amounts payable to the Agent with respect to the Nevada Bond Letter of Credit, as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.

      "Nevada Bond Letter of Credit Agreement Documents" means all instruments, agreements or documents previously, simultaneously or hereafter executed and delivered by the Borrower, any Guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with the Nevada Bond

Letter of Credit, and/or any or all of the Nevada Bonds, all as the same may be amended, restated, supplemented, replaced or otherwise modified at any time and from time to time.

      "Nevada Bond Letter of Credit Obligations" means the collective reference to all Obligations of the Borrower under and with respect to the Nevada Letter of Credit, the Nevada Bond Letter of Credit Agreement, and/or any of the Nevada Bond Letter of Credit Agreements.

      "Nevada Bond Trust Agreement" means that certain trust indenture dated as of April 1, 1991 by and between the Nevada Trustee and The City of Henderson, Nevada Public Improvement Trust, relating to the Nevada Bonds, as amended, restated, supplemented or otherwise modified at any time and from time to time.

      "Nevada Bond Trustee" means Manufacturers and Traders Trust Company, and its successors and assigns, as trustee under the Nevada Bond Trust Agreement.

      "Nevada Bonds" means the City of Henderson, Nevada Public Improvement Trust Variable Rate Demand Refunding Bonds (Berry Plastics Corporation Project), Series 1991, issued by the City of Henderson Nevada Public Improvement Trust in the original aggregate principal amount of Eight Million Dollars ($8,000,000).

      "NIM Holdings" means NIM Holdings Limited, a company organized and existing under the laws of England, and its successors and assigns.

      "Non-Ratable Loan" means an advance under the Revolving Loan made by the Agent in accordance with the provisions of Section 2.11.3(c) (Settlement Procedures as to Revolving Loan).

      "Note" means any Revolving Credit Note, any Term Loan A Note, any Term Loan B Note, the UK Revolving Credit Note, or the UK Term Note, as the case may be, and "Notes" means collectively each Revolving Credit Note, each Term Loan A Note, each Term Loan B Note, the UK Revolving Credit Note, the UK Term Note, and any other promissory note which may from time to time evidence all or any portion of the Obligations.

      "Obligations" means and includes all present and future indebtedness, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of the Borrower, NIM Holdings and/or Berry UK to the Lenders, Bank of America with respect to the UK Obligations, and/or the Agent under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, each Note, each Security Document, and/or any of the other Financing Documents, the Loans, and/or any of the Credit Facilities including, without limitation, the principal of, and interest on, each Note, late charges, the Fees, Enforcement Costs, and prepayment fees (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit; also means and includes all other present and future indebtedness, liabilities and obligations, whether now existing or contemplated or hereafter arising, of the Borrower, Berry UK, NIM Holdings and/or any Subsidiary Guarantor to the Agent and/or to any Lender any/or any of its or their Affiliates under or in connection with, any Interest Rate/Currency Protection Agreements; and also means any and all renewals, extensions, substitutions, amendments, restatements and rearrangements of any such debts, obligations and liabilities. FOR PURPOSES OF THE INDENTURE, ALL OBLIGATIONS UNDER AND IN CONNECTION WITH THE CREDIT FACILITIES CONSTITUTE AND ARE HEREBY DEEMED "DESIGNATED SENIOR INDEBTEDNESS" AS DEFINED IN THE INDENTURE.

      "Outstanding Bond Letter of Credit Obligations" has the meaning described in Section 2.5.3 (Terms of Bond Letters of Credit).

      "Outstanding Letter of Credit Obligations" has the meaning described in
Section 2.4.3 (Terms of Letters of Credit).

      "PackerWare" means PackerWare Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Parent" means BPC Holding Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Patents" means and includes, in each case whether now existing or hereafter arising, all of the rights, title and interest of the Borrower, Berry UK, NIM Holdings and each Subsidiary Guarantor in and to (a) any and all patents and patent applications, (b) any and all inventions and improvements described and claimed in such patents and patent applications, (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part of any patents and patent applications, (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect to any patents or patent applications, including, without limitation, damages and payments for past and future infringements, (e) rights to sue for past, present and future infringements of patents, and (f) all rights corresponding to any of the foregoing throughout the world.

      "PBGC" means the Pension Benefit Guaranty Corporation.

      "Permitted Acquisition" means the acquisition or purchase of, or investment in, any Person, any operating division or unit of any Person, or the capital stock or Assets of any Person or the combination with any Person by the Borrower or any Subsidiary Guarantor (each individually, a "Subject Transaction") regardless of the structure of the Subject Transaction, engaged principally in the lines of business set forth in Section 6.1.7 (Line of Business); provided, however that:

            (i) the aggregate purchase price of, investment in, acquisition expenditures relating to (excluding customary and reasonable transaction costs) and assumed Liabilities in connection with any such Subject Transaction shall not exceed at any time or in any circumstance the lesser of:

                  (1) the product of (A) the actual EBITDA for (x) the Person which is the target of such Subject Transaction or (y) the seller or the division of the seller of the assets which is the target of such Subject Transaction, as applicable, for the then preceding twelve
            (12) month period after giving effect to such Subject Transaction (subject to such pro-forma adjustments as shall be reasonably acceptable to the Agent in its sole and absolute discretion), and
            (B) 5, or

                  (2) Twenty Million Dollars ($20,000,000),

            (ii) the aggregate purchase prices of, investments in, acquisition expenditures relating to (excluding customary and reasonable transaction costs) and assumed Liabilities in connection with all Subject Transactions made on or after the Closing Date, excluding the Poly-Seal Stock Purchase Transaction, shall not exceed Thirty Million Dollars ($30,000,000),

            (iii) such Subject Transaction shall not otherwise constitute or give rise to a Default or an Event of Default,

            (iv) the Borrower shall have furnished financial projections in form and content reasonably acceptable to the Agent which give effect to such Subject Transaction and which project that such Subject Transaction would not cause a Default or Event of Default (provided that the Agent and the Lenders agree that such projections shall not constitute a guaranty of actual performance),

            (v) if requested by the Agent or the Requisite Lenders, a Phase I environmental assessment of any real property to be acquired or purchased or owned by any Person to be acquired or purchased or owned by any Person in which the Borrower or any Subsidiary intends to make an investment, has been performed by a reputable and recognized environmental consulting firm engaged by the Borrower and reasonably acceptable to the Agent and has revealed no material Hazardous Materials Contamination or material violations of any Environmental Laws, the non-remediation of or non-compliance with which would result in a material Liability not reflected in the purchase price,

            (vi) if and to the extent the Subject Transaction consists of the purchase or acquisition of a Person which is to be a Subsidiary of the Borrower or merged into a Subsidiary of the Borrower created for the express purpose of consummating the proposed acquisition:

                  (1) the Borrower shall execute all documents and take such other actions as the Agent may reasonably require to grant to the Agent and the Lenders a first priority Lien on one hundred percent (100%) of the stock of such Subsidiary (except that with respect to the formation of a foreign Subsidiary, the Borrower shall be required only to pledge sixty-five percent (65%) of the stock of such foreign Subsidiary, as security for all of the Obligations, excluding those Obligations made available to such foreign Subsidiary (or any Subsidiary thereof), and to pledge one hundred percent (100%) of the stock of such foreign Subsidiary, as security for all of Obligations made available to such foreign Subsidiary (or any Subsidiary thereof), which one hundred percent (100%) pledge shall reduce to sixty-five percent (65%) at such time as all obligations under the Subordinated Debt have been paid in full), and

                  (2) such Subsidiary shall be designated and qualify
            immediately after the closing of the Subject Transaction as a Subsidiary Guarantor in accordance with the terms of Section 6.2.2 (Subsidiaries), except that neither Berry UK nor NIM Holdings shall be designated or required to qualify as a Subsidiary Guarantor,

            (vii) after giving effect to any borrowings under the Revolving Loan, if any, needed to finance the Subject Transaction, the Borrower and the Subsidiary Guarantors shall have availability under the Revolving Loan or, with respect to the Poly-Seal Stock Purchase Transaction only, unused availability under the Borrowing Base in an amount at least equal to Twenty Million Dollars ($20,000,000), if higher, and are reasonably expected to have such minimum availability for a period of ten (10) Business Days after closing and consummation of the Subject Transaction,

            (viii) all legal matters incident to the Subject Transaction shall be acceptable to the Agent in its reasonable discretion,

            (ix) the Agent shall have been given no less than thirty (30) days prior written notice of any proposed Subject Transaction and shall have been provided with all information which it may have reasonably requested in connection with such proposed Subject Transaction,

            (x) if requested by the Agent, the Agent shall have received, prior to or simultaneously with the closing of a Subject Transaction, an opinion of counsel reasonably acceptable to the Agent in all respects covering the Borrower's or the relevant Subsidiary's, as the case may be, due incorporation, valid existence, good standing and power and authority to enter into the documents contemplated by this Agreement and the Subject Transaction and such other matters as may be reasonably requested by the Agent,

            (xi) unless otherwise agreed by the Requisite Lenders, no Subject Transaction shall be permitted by the terms of this Agreement if the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, on a consolidated basis and taken as a whole, have had, immediately prior to the date of the closing of such Subject Transaction, three (3) consecutive months of net operating losses, and

            (xii) the aggregate purchase price of, investment in, acquisition expenditures relating to (excluding customary and reasonable transaction costs) and assumed Liabilities in connection with all Subject Transactions in any fiscal year shall not exceed Twenty Million Dollars ($20,000,000).

The Borrower understands and agrees that the Agent shall have no obligation or commitment to include any of the assets or properties of any Person acquired in the Borrowing Base pursuant to a Subject Transaction. The Agent and the Lenders agree, however, that if after completion and review of a satisfactory field examination of the Assets and properties which constitute or are part of a Permitted Acquisition, such Assets and properties shall be included in the Borrowing Base if the results of such field examination and audit are reasonably acceptable in all respects to the Agent in its discretion and such Assets and properties otherwise satisfy the eligibility criteria for inclusion in the Borrowing Base. In addition, the Agent and the Lenders agree that the purchase of certain assets of Capsal-Certwood UK Ltd. by Berry UK shall constitute a Permitted Acquisition; provided that Berry UK and/or the Borrower satisfy subparts (ii), (iii), (vi), (viii), (x), (xi) and (xii) of this definition of Permitted Acquisition.

      "Permitted Asset Disposition" means any one of the following Asset Dispositions; provided that no such Asset Disposition shall be permitted at any time following the occurrence of a Default or an Event of Default or if and to the extent any such Asset Disposition would give rise to a Default or an Event of Default, unless otherwise agreed in writing by the Requisite Lenders:

      (a) an Asset Disposition which satisfies the following conditions:

                  (i) the sum of (A) the Net Proceeds to be paid to or received by the Borrower and/or any Subsidiary with respect to such Asset Disposition, plus (B) the aggregate amount of all Net Proceeds paid to or received by the Borrower and/or any or all Subsidiaries, is less than or equal to One Million Dollars ($1,000,000) during any fiscal year, and

                  (ii) none of the Assets sold under this clause (a) constitute molds used in the business of the Borrower, NIM Holdings, Berry UK or any Subsidiary Guarantor.

      (b) sales of Inventory in the ordinary course of business,

      (c) the licensing of Patents, Trademarks and/or Copyrights, in the ordinary course of business,

      (d) dispositions of worn, used, surplus or obsolete tangible property in the ordinary course of business; provided that any the proceeds of any such disposition shall be subject to the Lien of the Agent and the Lenders as provided herein,

      (e) dispositions of Assets (including Net Casualty Proceeds) to the extent such Assets are replaced with Assets of similar kind and function, provided that the replacement Assets shall be purchased no later than ninety (90) days following the Asset Disposition, the replacement Assets (which shall constitute Collateral) shall be free and clear of Liens other than Permitted Liens that are not Liens securing purchase money or finance lease arrangements, and the Borrower, Berry UK, NIM Holdings or the Subsidiary Guarantor, as the case may be, shall give the Agent at least ten (10) days prior written notice of such Asset Disposition, except for an Asset Disposition which constitutes a casualty,

      (f) intercompany sales, leases or other dispositions of Assets among and between the Borrower and any and all Subsidiary Guarantors; provided, that any such Assets sold, leased or otherwise disposed of as between the Borrower and any and all Subsidiary Guarantors shall remain subject to the Liens of the Agent and the Lenders under this Agreement and under the other Financing Documents; no intercompany sales, leases or other dispositions of Assets among and between Berry UK or NIM Holdings and the Borrower or any Subsidiary Guarantor shall be permitted without the prior written consent of the Agent, except that Berry UK and/or NIM Holdings may sell, lease or otherwise transfer Assets to the Borrower, provided that such Assets become subject to a first priority perfected Lien of the Agent and the Lenders (subject only to Permitted Liens) immediately upon any sale or other transfer.

      (g) the sale of any Fixed or Capital Assets acquired by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor and the leaseback of such Assets within thirty (30) days of acquisition, but only as contemplated and required as part of an intended Capital Lease transaction at the time of acquisition,

      (h) the sale of molds by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor; provided that the aggregate Net Proceeds of any and all such molds outside the ordinary course of business shall not exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year,

      (i) the sale, transfer or other conveyance of the issued and outstanding capital stock of Poly-Seal to the Borrower, as contemplated by the Poly-Seal Stock Purchase Transaction,

      (j) the sale of the real property and improvements subject to the lien of the Deed of Trust - Arlington Heights, provided that the Net Proceeds of such sale are used within 180 days of their receipt to purchase other Fixed or Capital Assets which are to be subject to Liens in favor of the Agent and the Lenders,

      (k) the sale of a portion of the real property and improvements subject to the lien of the Deed of Trust - Evansville as more particularly described on Schedule 1.1B -

      Evansville Sale Leaseback attached hereto and made a part hereof, provided that the Net Proceeds of such sale are used within 180 days of their receipt to purchase other Fixed or Capital Assets which are to be subject to Liens in favor of the Agent and the Lenders; and

      (l) the sale of Fixed or Capital Assets that are sold in connection with a sale-leaseback transaction referred to in clause (A) of the last sentence of Section 6.2.16.

      "Permitted Liens" means: (a) Liens for Taxes (i) which are not delinquent or (ii) which (1) are being diligently contested in good faith and by appropriate proceedings, (2) the Borrower, Berry UK, NIM Holdings or the Subsidiary Guarantor, as appropriate, has the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting the Borrower, Berry UK, NIM Holdings or the Subsidiary Guarantor, as appropriate, and (3) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Agent and/or the Lenders unless and to the extent that a reserve has been established against the Borrowing Base (or the UK Borrowing Base, as appropriate) in an amount equal to the maximum liability under and in connection with such Taxes, which reserve shall be established by the Agent upon the Borrower's request; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens securing the Obligations; (d) judgment Liens to the extent the entry of such judgment does not constitute an Event of Default under the terms of this Agreement or result in the sale or levy of, or execution on, any of the Collateral; (e) such other Liens, if any, as are set forth on Schedule 4.1.22 attached hereto and made a part hereof; (f) deposits, liens or pledges to secure payments of unemployment and other insurance, old-age pensions or other social security obligations, or the performance of bids, tenders, leases, contracts, public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business; (g) statutory mechanics', workers', repairmen's, warehousemen's, vendors' or carriers' Liens or other similar statutory Liens arising in the ordinary course of business and securing sums which are not more than thirty (30) days past due, provided that such statutory Liens do not materially impair or affect the use or value of any of the Collateral; (h) statutory landlord's Liens under leases to which the Borrower, Berry UK, NIM Holdings or any Subsidiary is a party; (i) zoning restrictions, easements, rights of way, licenses and restrictions on the use of real property or minor irregularities in title thereto which do not materially impair the use or value of any such real property; (j) "Permitted Encumbrances" (as defined in each of the Deeds of Trust); (k) Liens securing Indebtedness for Borrowed Money permitted by the provisions of Section 6.2.4(g), Section 6.2.4(n) or Refinancing Indebtedness with respect thereto permitted by the provisions of Section 6.2.4(m); (l) Liens securing obligations under Capital Leases to the extent such Capital Leases are permitted by the provisions of this Agreement, and (m) any Lien arising under any retention of title arrangements entered into in the ordinary course of trading and not entered into primarily for the purposes of securing borrowings.

      "Permitted Uses" means (a) the acquisition of one hundred percent (100%) of the capital stock of Poly-Seal through the Poly-Seal Stock Purchase Transaction by the Borrower, (b) the refinancing and payment of all obligations of Poly-Seal to any lenders with respect to any Indebtedness for Borrowed Money existing as of the Closing Date, (c) the payment of all costs and expenses reasonably incurred in connection with the closing and consummation of the transactions contemplated by this Agreement, including the Poly-Seal Stock Purchase

Transaction, (d) the payment of expenses incurred in the ordinary course of business of the Borrower or any Subsidiary Guarantor, (e) the acquisition of any Permitted Acquisition as and to the extent permitted by the provisions of this Agreement, (f) the payment of all costs and expenses reasonably incurred in connection with the closing and consummation of a Permitted Acquisition, (g) with respect to the Revolving Loan for general corporate purposes of the Borrower or any Subsidiary Guarantor and with respect to the UK Revolving Loan for general corporate purposes of Berry UK or NIM Holdings.

      "Person" means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company or partnership, a trust, an unincorporated association, a Governmental Authority, or any other organization or entity.

      "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Borrower, any Subsidiary of the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3 of ERISA.

      "Poly-Seal" means Poly-Seal Corporation, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Poly-Seal Stock" means all capital stock issued by Poly-Seal acquired or to be acquired by the Borrower, all in accordance with the Poly-Seal Stock Purchase Transaction, together with any and all proceeds and products thereof.

      "Poly-Seal Stock Purchase Agreement" means that certain Agreement and Plan of Merger dated as of May ___, 2000 by and among the Borrower, Berry Plastics Acquisition and the shareholders of Poly-Seal, as the same may from time to time be amended, restated, supplemented or modified, together with any and all exhibits and schedules thereto, amendments, modifications, and supplements thereto, restatements thereof, and substitutes therefor.

      "Poly-Seal Stock Purchase Documents" means collectively the Poly-Seal Stock Purchase Agreement and any and all other agreements, documents or instruments, previously, now or hereafter executed and delivered by the Borrower, or any other Person in connection with the Poly-Seal Stock Purchase Transaction, as the same may from time to time be amended, restated, supplemented and modified.

      "Poly-Seal Stock Purchase Transaction" means the acquisition of all issued and outstanding capital stock of Poly-Seal by the Borrower in accordance with the provisions of the Poly-Seal Stock Purchase Agreement.

      "Post-Default Rate" means with respect to the principal balance of any of the Obligations, the then applicable rate of interest on such Obligations, plus two percent (2%) per annum.

      "Post-Expiration Date Letter of Credit" and "Post-Expiration Date Letters of Credit" have the meanings described in Section 2.4.3 (Terms of Letters of Credit).

      "Preferred Stock" means the issued and outstanding class of Series A-1 Preferred Stock issued by the Parent for sale to one or more of the Parent's existing shareholders for an aggregate purchase price of Twenty-five Million Dollars ($25,000,000).

      "Preferred Stock Shareholder Agreements" means any and all agreements, documents or instruments now or at any time executed and delivered in connection with the issuance, sale or purchase of the Preferred Stock, as the same may from time to time be amended, restated, supplemented or modified.

      "Prepayment" means a Revolving Loan Mandatory Prepayment, a Revolving Loan Optional Prepayment, a Term Loan A Mandatory Prepayment, a Term Loan A Optional Prepayment, a Term Loan B Mandatory Prepayment, a Term Loan B Optional Prepayment, a UK Revolving Loan Mandatory Prepayment, a UK Revolving Loan Optional Prepayment, a UK Term Loan Optional Prepayment or a UK Term Loan Mandatory Prepayment, as the case may be, and "Prepayments" mean collectively all Revolving Loan Mandatory Prepayments, all Revolving Loan Optional Prepayments, all Term Loan A Mandatory Prepayments, all Term Loan A Optional Prepayments, all Term Loan B Mandatory Prepayments, all Term Loan B Optional Prepayments, all UK Revolving Loan Mandatory Prepayments, all UK Revolving Loan Optional Prepayments, all UK Term Loan Mandatory Prepayments and all UK Term Loan Optional Prepayments.

      "Pricing Ratio" means as to the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, on a consolidated basis, the ratio of (a) Funded Debt to
(b) EBITDA. For purposes of this definition, the calculation of EBITDA shall include each Subject Transaction which constitutes a Permitted Acquisition, with such calculations to be based on a twelve (12) month trailing period reflecting actual and historical performance of the Subject Transaction.

      "Prime Rate" means the floating and fluctuating per annum prime commercial lending rate of interest of the Agent, as established by the Agent at any time or from time to time. The Prime Rate shall be adjusted automatically, without notice, as of the effective date of any change in such prime commercial lending rate. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Agent to borrowers.

      "Proposed Assignee" has the meaning described in Section 9.5 (Assignments by Lenders).

      "Pro-forma Financial Projections" has the meaning described in Section
4.1.12 (Pro-forma Financial Statements).

      "Pro-forma Financial Statements" has the meaning described in Section
4.1.12 (Pro-forma Financial Statements).

      "Pro Rata Share" means at any time and as to any Lender, the percentage derived by dividing the unpaid principal amount of the Loans, Bond Letter of Credit Obligations, and Letter of Credit Obligations, owing to that Lender by the aggregate unpaid principal amount of all Loans, Bond Letter of Credit Obligations, and Letter of Credit Obligations, then outstanding; or if no Loans, Bond Letter of Credit Obligations or Letter of Credit Obligations are outstanding, by dividing the total amount of such Lender's Commitments by the total amount of the Commitments of the Agent and all of the Lenders.

      "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder.

      "Responsible Officer" means for the Borrower, NIM Holdings or Berry UK, as applicable, its chief executive officer, any vice president or president or, with respect to financial matters, its chief financial officer.

      "Requisite Lenders" means at any time of determination one or more of the Lenders holding at least fifty-one percent (51%) of the Commitments.

      "Reserve Percentage" means, at any time, the then current maximum rate for which reserves (including any basic, supplemental, marginal and emergency reserves) are required to be maintained by member banks of the Federal Reserve System under Regulation D of the Board of Governors of the Federal Reserve System against "Eurocurrency liabilities", as that term is defined in Regulation
D. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage. The Agent hereby advises the Borrower and NIM Holdings that as of the date of this Agreement, the Reserve Percentage is equal to zero.

      "Revolving Credit Commitment" means the agreement of a Lender relating to the making the Revolving Loan and advances thereunder subject to and in accordance with the provisions of this Agreement; and "Revolving Credit Commitments" means the collective reference to the Revolving Credit Commitment of each of the Lenders.

      "Revolving Credit Commitment Period" means the period of time from the Closing Date to the Business Day preceding the Revolving Credit Termination Date.

      "Revolving Credit Committed Amount" has the meaning described in Section
2.1.1 (Revolving Credit Facility).

      "Revolving Credit Facility" means the facility established by the Lenders pursuant to Section 2.1 (Revolving Credit Facility).

      "Revolving Credit Note" and "Revolving Credit Notes" have the meanings described in Section 2.1.5 (Revolving Credit Notes).

      "Revolving Credit Optional Reduction" and "Revolving Credit Optional Reductions" have the meanings described in Section 2.1.11 (Optional Reduction of Revolving Credit).

      "Revolving Credit Pro Rata Share" has the meaning described in Section
2.1.2 (Procedure for Making Advances).

      "Revolving Credit Termination Date" means the earlier of (a) January 21, 2002, (b) the repayment or prepayment of the Term Loans in full, (c) the date on which the Revolving Credit Commitments are terminated pursuant to Section 7.2 (Remedies) or otherwise.

      "Revolving Credit Unused Line Fee" and "Revolving Credit Unused Line Fees" have the meanings described in Section 2.1.10 (Revolving Credit Unused Line
Fee).

      "Revolving Loan" has the meaning described in Section 2.1.1 (Revolving Credit Facility).

      "Revolving Loan Account" has the meaning described in Section 2.1.9 (Revolving Loan Account).

      "Revolving Loan Mandatory Prepayment" and "Revolving Loan Mandatory Prepayments" have the meanings described in Section 2.1.6 (Mandatory Prepayments).

      "Revolving Loan Optional Prepayment" and "Revolving Loan Optional Prepayments" have the meanings described in Section 2.1.7 (Optional Prepayments of Revolving Loan).

      "Right of First Refusal Notice" has the meaning described in Section 9.5 (Assignments by Lenders).

      "Securities" means the collective reference to each and every certificated or uncertificated security which constitutes a "security" under the provisions of Title 8 of the Uniform Commercial Code, and all proceeds (cash and non-cash) of the foregoing and to each and every "investment property" under the provisions of Title 9 of the Uniform Commercial Code (if that definition is included in that Title), and all proceeds (cash and non-cash) of the foregoing.

      "Security Agreement" means that certain amended and restated security agreement dated as of the date hereof from each Subsidiary Guarantor to the Agent for the benefit of the Lenders, ratably, and the Agent, all as amended, restated, supplemented or otherwise modified in writing at any time and from time to time.

      "Security Documents" means collectively any assignment, pledge agreement, security agreement, mortgage, deed of trust, deed to secure debt, financing statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Agent and/or the Lenders on any real or personal property of any Person to secure all or any portion of the Obligations, all as the same may from time to time be amended, restated, supplemented or otherwise modified, including, without limitation, this Agreement, the Guaranty, the Stock Pledge Agreement, the Deeds of Trust, the Security Agreement, the Assignment of Patents, the Assignment of Trademarks, the UK Stock Pledge Agreement, and the UK Security Documents.

      "Security Procedures" means the rules, policies and procedures adopted and implemented by the Agent and its Affiliates at any time and from time to time with respect to security procedures and measures relating to electronic funds transfers, all as the same may be amended, restated, supplemented, terminated, or otherwise modified at any time and from time to time by the Agent in its sole and absolute discretion.

      "Seller" means all of the shareholders of Poly-Seal immediately prior to consummation of the Poly-Seal Stock Purchase Transaction.

      "Senior Secured Debt - Parent" means that certain Indebtedness for Borrowed Money of the Parent (and all guarantees thereof by the Borrower and its Subsidiaries) in favor of First Trust of New York, National Association, as trustee for the holders of the 12-1/2% Series A Senior Secured Notes due 2006 and the 12-1/2% Series B Secured Notes due 2006 in a stated principal amount of One Hundred Five Million Dollars ($105,000,000).

      "Senior Secured Debt Loan Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Senior Secured Debt - Parent, as the same may from time to time be amended, restated, supplemented or modified.

      "Settlement Date" means each Business Day after the Closing Date selected by the Agent in its sole discretion subject to and in accordance with the provisions of Section 2.11.3(a) (Settlement Procedures) as of which a Settlement Report is delivered by the Agent and on which settlement is to be made among the Lenders in accordance with the provisions of Section 2.11.3 (Settlement Procedures).

      "Settlement Report" means each report prepared by the Agent and delivered to each Lender and setting forth, among other things, as of the Settlement Date indicated thereon and as of the next preceding Settlement Date, the aggregate outstanding principal balance of the Revolving Loan, each Lender's Pro Rata Share thereof, each Lender's Net Outstandings and all Non-Ratable Loans made, and all payments of principal, interest and Fees received by the Agent from the Borrower during the period beginning on such next preceding Settlement Date and ending on such Settlement Date.

      "State" means the State of Maryland.

      "Sterling" means British Pounds Sterling.

      "Sterling Interest Period" means as to any Sterling LIBOR Loan, the period commencing on and including the date such Sterling LIBOR Loan is made and ending on and including the day which is 7, 30, 60 or 90 days thereafter, as selected by Berry UK or NIM Holdings in accordance with the provisions of this Agreement, and thereafter, each period commencing on the last day of the then preceding Sterling Interest Period for such Sterling LIBOR Loan and ending on and including the day which is 7, 30, 60 or 90 days thereafter, as selected by Berry UK or NIM Holdings in accordance with the provisions of this Agreement; provided, however, that:

            (a) the first day of any Sterling Interest Period shall be a Business Day;

            (b) if any Sterling Interest Period would end on a day that is not a Business Day, such Sterling Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month in which case, such Sterling Interest Period shall end on the next preceding Business Day;

            (c) no Sterling Interest Period shall extend beyond the UK Revolving Credit Termination Date or the scheduled maturity date of the UK Term Loan; and

            (d) no Sterling Interest Period greater than 30 days may be selected by Berry UK or NIM Holdings for any Sterling LIBOR Loan made under the UK Revolving Credit Facility and no Sterling Interest Period which is less than 30 days may be selected by NIM Holdings for the UK Term Loan.

      "Sterling LIBOR Lending Office" means with respect to Bank of America, Bank of America, N.A. (London England Branch Office) or such other branch or office of Bank of America as designated by Bank of America in the United Kingdom from time to time as the branch or office through which the Sterling LIBOR Loans, UK Revolving Loans and the UK Term Loan are to be made or maintained.

      "Sterling LIBOR Base Rate" means for any Sterling Interest Period with respect to any Sterling LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest next 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Sterling at approximately 11:00 a.m. (London time) on the first Business Day of the Sterling Interest Period for a term comparable to such Sterling Interest Period. If for any reason such rate is not available, the term "Sterling LIBOR Base Rate" shall mean, for any Sterling LIBOR Loan for any Sterling Interest Period, therefor, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Sterling at approximately 11:00 a.m. (London time) on the first Business Day of the Sterling Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO page, the applicable rate shall be the arithmetic mean of all such rates. For purposes of this definition, Telerate Page 3750 refers to the British Bankers' Association LIBOR Rates (determined at approximately 11:00 a.m. (London time) that are published by Dow Jones Telerate, Inc.

      "Sterling LIBOR Loan" means any Loan for which interest is to be computed with reference to the Sterling LIBOR Rate.

      "Sterling LIBOR Rate" means for any Sterling Interest Period with respect to any Sterling LIBOR Loan, (a) the Sterling LIBOR Base Rate, plus (b) the Applicable Margin, plus (c) the Mandatory Liquid Assets Cost Rate for such Sterling Interest Period

      "Stock Pledge Agreement" means (a) that certain amended and restated stock pledge, assignment and security agreement dated as of the date hereof from the Borrower to the Agent for the benefit of the Lenders ratably and the Agent, (b) the UK Stock Pledge Agreement, (c) that certain amended and restated stock pledge agreement, assignment and security agreement dated as of the date hereof from CPI to the Agent for the benefit of the Lenders ratably and the Agent, all as the same may from time to time be amended, restated, supplemented or otherwise modified, which Stock Pledge Agreement (other than the UK Stock Pledge Agreement) grants, pledges and assigns to the Agent for the benefit of the Lenders ratably and the Agent, a first priority pledge and assignment of one hundred percent (100%) of the capital stock of each Subsidiary Guarantor and which UK Stock Pledge Agreement grants, pledges and assigns to Bank of America, a first priority pledge and assignment of one hundred percent (100%) of the capital stock of NIM Holdings (which one hundred percent (100%) pledge reduces to sixty-five percent (65%) at such time as all obligations under the Subordinated Debt have been paid in full) and grants, pledges and assigns to the Agent for the benefit of the Lenders ratably and the Agent, a second priority pledge and assignment of sixty-five percent (65%) of the capital stock of NIM Holdings.

      "Stockholder's Equity" means as to the Borrower, Berry UK, NIM Holdings and each of the Subsidiary Guarantors, on a consolidated basis, for any date of determination thereof, the total of capital stock (except treasury stock and net of any note receivable received upon the issuance of any shares of capital stock) and contributed capital, as determined in accordance with GAAP consistently applied, after eliminating all intercompany items.

      "Subject Transaction" has the meaning given such term in the definition of Permitted Acquisition.

      "Subordinated Debt" means collectively (i) that certain Indebtedness for Borrowed Money of the Borrower (and all guarantees thereof by the Borrower and its Subsidiaries) in favor of United States Trust Company of New York, as trustee for the holders of the 12-1/4% Senior Subordinated Notes due 2004 in a stated principal amount of One Hundred Million Dollars ($100,000,000), (ii) the Additional Subordinated Debt, and (iii) the Additional Subordinated Debt (Cardinal).

      "Subordinated Debt Loan Documents" means any and all promissory notes, agreements, documents or instruments now or at any time evidencing, securing, guarantying or otherwise executed and delivered in connection with the Subordinated Debt, as the same may from time to time be amended, restated, supplemented or modified.

      "Subordinated Indebtedness" means all Indebtedness, including, without limitation, the Subordinated Debt, incurred at any time by the Borrower as and to the extent permitted by the provisions of Section 6.2.4 (Indebtedness), which is subordinated to the Obligations, as set forth in one or more written agreements, all in form and substance satisfactory to the Agent in its reasonable discretion. The Agent and the Lenders agree that Subordinated Indebtedness does not include the Senior Secured Debt - Parent.

      "Substitute Purchaser" has the meaning described in Section 9.5 (Assignments by Lenders).

      "Subsidiary" means with respect to any Person, any other Person owning the majority of the voting shares of such first Person.

      "Subsidiary Guarantor" means BIC, BTP, AeroCon, Berry Sterling, PackerWare, Berry Design, Berry Venture, Venture Southeast, Venture Midwest, Knight, CPI, Cardinal, Poly-Seal or any other domestic Subsidiary (organized and existing under the laws of any state in the United States) of the Borrower or the Parent which is designated and qualifies as a Subsidiary Guarantor in accordance with the provisions of Section 6.2.2 (Subsidiaries), or any of their respective successors and assigns, as the case may be; and, "Subsidiary Guarantors" means BIC, BTP, AeroCon, Berry Sterling, Berry Design, PackerWare, Berry Venture, Venture Southeast, Venture Midwest, Knight, CPI, Cardinal, Poly-Seal and each other domestic Subsidiary of the Borrower designated and qualified as a "Subsidiary Guarantor" in accordance with the provisions of
Section 6.2.2 (Subsidiaries), and all of their respective successors and assigns.

      "Tangible Capital Funds" means as to the Borrower, Berry UK, NIM Holdings and each of the Subsidiary Guarantors, on a consolidated basis, for any date of determination thereof, the total of (a) all Stockholder's Equity, less (b) all Assets which would be classified as intangible assets under GAAP consistently applied, plus (c) Subordinated Indebtedness.

      "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time shall be assessed, levied, confirmed or imposed by any Governmental Authority on the Borrower, any Subsidiary Guarantor, Berry UK, NIM Holdings or any of its or their properties or Assets or any part thereof or in respect of any of its or their franchises, businesses, income or profits.

      "Term Loan A" and "Term Loans A" have the meanings described in Section
2.2 (Term Loan A Facility).

      "Term Loan B" and "Term Loans B" have the meanings described in Section
2.3.1 (Term Loan B Commitments).

      "Term Loan A Commitment" and "Term Loan A Commitments" have the meanings described in Section 2.2.1 (Term Loan A Commitments).

      "Term Loan B Commitment" and "Term Loan B Commitments" have the meanings described in Section 2.3.1 (Term Loan B Commitments).

      "Term Loan A Committed Amount" has the meaning described in Section 2.2.1 (Term Loan A Commitments).

      "Term Loan B Committed Amount" has the meaning described in Section 2.3.1 (Term Loan B Commitments).

      "Term Loan A Facility" means the facility established by the Lenders pursuant to Section 2.2 (Term Loan A Facility).

      "Term Loan B Facility" means the facility established by the Lenders pursuant to Section 2.3 (Term Loan B Facility).

      "Term Loan B Fee" and "Term Loan B Fees" have the meaning described in
Section 2.3.5 (Term Loan B Fees).

      "Term Loan A Increase" has the meaning described in Section 2.2.1(Term Loan A Commitments).

      "Term Loan B Increase" has the meaning described in Section 2.3.1 (Term Loan B Commitments).

      "Term Loan A Mandatory Prepayment" and "Term Loan A Mandatory Prepayments" have the meanings described in Section 2.2.3 (Mandatory Prepayments of Term Loan
A).

      "Term Loan B Mandatory Prepayment" and "Term Loan B Mandatory Prepayments" have the meanings described in Section 2.3.3 (Mandatory Prepayments of Term Loan
B).

      "Term Loan A Optional Prepayment" and "Term Loan A Optional Prepayments" have the meanings described in Section 2.2.4 (Optional Prepayments of Term Loans
A).

      "Term Loan B Optional Prepayment" and "Term Loan B Optional Prepayments" have the meanings described in Section 2.3.4 (Optional Prepayments of Term Loan
B).

      "Term Loan A Pro Rata Share" has the meaning described in Section 2.2 (Term Loan A Facility).

      "Term Loan B Pro Rata Share" has the meaning described in Section 2.3.1 (Term Loan B Commitments).

      "Term Loan A Note" and "Term Loan A Notes" have the meaning described in
Section 2.2.2 (Amortization of Term Loans A).

      "Term Loan B Note" and "Term Loan B Notes" have the meaning described in
Section 2.3.2 (Amortization of Term Loans B).

      "Term Loan" means either a Term Loan A, a Term Loan B or a UK Term Loan; and "Term Loans" means each Term Loan A, Term Loan B and each UK Term Loan.

      "Term Note" means a Term Loan A Note, a Term Loan B Note or a UK Term Loan Note; "Term Notes" means each Term Loan A Note, each Term Loan B Note and each UK Term Loan Note.

      "Total Revolving Credit Committed Amount" has the meaning described in
Section 2.1.1 (Revolving Credit Facility).

      "Total Term Loan A Committed Amount" has the meaning described in Section
2.2.1 (Term Loan A Commitments).

      "Total Term Loan B Committed Amount" has the meaning described in Section
2.3.1 (Term Loan B Commitments).

      "Trademarks" means and includes in each case whether now existing or hereafter arising, all of the Borrower's or any Subsidiary Guarantor's rights, title and interest in and to (a) any and all trademarks (including service marks), trade names and trade styles, and applications for registration thereof and the goodwill of the business symbolized by any of the foregoing, (b) any and all licenses of trademarks, service marks, trade names and/or trade styles, whether as licensor or licensee, (c) any renewals of any and all trademarks, service marks, trade names, trade styles and/or licenses of any of the foregoing, (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims, and payments for past, present and future infringements thereof, (e) rights to sue for past, present and future infringements of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing, and (f) all rights corresponding to any of the foregoing throughout the world.

      "UK Borrowing Base" has the meaning described in Section 2.6.3 (UK Borrowing Base).

      "UK Borrowing Base Deficiency" has the meaning described in Section 2.6.3 (UK Borrowing Base).

      "UK Borrowing Base Report" has the meaning described in Section 2.6.4 (UK Borrowing Base Report).

      "UK Collateral" means the collective reference to all property of NIM Holdings and Berry UK from time to time to subject to the Liens of this Agreement, the UK Security Documents and the other Financing Documents, together with any and all cash and non-cash proceeds and products thereof.

      "UK Credit Facilities Guaranty" means (i) the guaranty of payment of the UK Obligations to Bank of America, acting through its Sterling LIBOR Lending Office, from the Parent, the Borrower and each Subsidiary Guarantor and (ii) the guaranty of payment of the UK Obligations of NIM Holdings to Bank of America, acting through its Sterling LIBOR Lending Office, from Berry UK, each as the same may from time to time be amended, restated, supplemented or otherwise modified.

      "UK Credit Facility" means the UK Revolving Credit Facility or the UK Term Loan Facility, as the case may be, and "UK Credit Facilities" means collectively the UK Revolving Credit Facility and the UK Term Loan Facility, and any and all other credit facilities now or hereafter extended to Berry UK or NIM Holdings under or secured by this Agreement and/or any of the UK Security Documents.

      "UK Excess Cash Flow" means for any annual period of determination thereof and with respect to Berry UK and NIM Holdings only, an amount equal to fifty percent (50%) of the sum of (a) EBITDA, less (b) non-financed Capital Expenditures permitted by Section 6.2.6 (Capital Expenditures), less (c) cash income Taxes and alternative minimum Taxes, less (d) increases in working capital, plus (e) decreases in working capital, less (f) Debt Service, as shown on the annual financial statements for such annual period, furnished to the Agent in accordance with Section 6.1.1 (Financial Statements); or in the event that the Borrower fails to deliver such financial statements to the Agent as and when required, the Agent shall estimate, in its sole, but commercially reasonable discretion, the amount of UK Excess Cash Flow for such period.

      "UK Obligations" means and includes all present and future indebtedness, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of Berry UK and/or NIM Holdings to Bank of America, acting through its Sterling LIBOR Lending Office, under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the UK Revolving Credit Note, the UK Term Note, or each UK Security Document,. FOR PURPOSES OF THE INDENTURE, ALL UK OBLIGATIONS UNDER AND IN CONNECTION WITH THE UK CREDIT FACILITIES CONSTITUTE AND ARE HEREBY DEEMED "SENIOR INDEBTEDNESS" AS DEFINED IN THE INDENTURE.

      "UK Revolving Credit Commitment" means the agreement of each Lender relating to purchase of an undivided participating interest in the UK Revolving Loan and advances thereunder subject to and in accordance with the provisions of this Agreement; and "UK Revolving Credit Commitments" means the collective reference to the UK Revolving Credit Commitment of each of the Lenders.

      "UK Revolving Credit Commitment Period" means the period of time from the Closing Date to the Business Day preceding the UK Revolving Credit Termination Date.

      "UK Revolving Credit Committed Amount" has the meaning described in
Section 2.6.1 (UK Revolving Credit Facility).

      "UK Revolving Credit Facility" means the facility established by Bank of America pursuant to Section 2.6.1 (UK Revolving Credit Facility).

      "UK Revolving Credit Note" has the meaning described in Section 2.6.5 (UK Revolving Credit Notes).

      "UK Revolving Credit Pro Rata Share" has the meaning described in Section
2.6.2 (Procedure for Making Advances).

      "UK Revolving Credit Termination Date" means the Revolving Credit Termination Date.

      "UK Revolving Credit Facility Fee" and "UK Revolving Credit Facility Fees" have the meanings described in Section 2.6.9 (UK Revolving Credit Facility Fee).

      "UK Revolving Loan" has the meaning described in Section 2.6.1 (UK Revolving Credit Facility).

      "UK Revolving Loan Account" has the meaning described in Section 2.6.8 (UK Revolving Loan Account).

      "UK Revolving Loan Mandatory Prepayment" and "UK Revolving Loan Mandatory Prepayments" have the meanings described in Section 2.6.6 (Mandatory Prepayments of UK Revolving Loan).

      "UK Revolving Loan Optional Prepayment" and "UK Revolving Loan Optional Prepayments" have the meanings described in Section 2.6.7 (Optional Prepayments of UK Revolving Loan).

      "UK Security Agreement" means those certain debentures from Berry UK and NIM Holdings dated the date of this Agreement pursuant to which a Lien is granted to Bank of America, acting through its Sterling LIBOR Lending Office, as security for the UK Obligations, as the same may be amended, restated, supplemented or otherwise modified.

      "UK Security Documents" means collectively any assignment, pledge agreement, security agreement, mortgage, deed of trust, deed to secure debt, financing statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, Bank of America, acting through its Sterling LIBOR Lending Office, on any real or personal property of Berry UK and/or NIM Holdings solely to secure all or any portion of the UK Obligations, including, obligations of NIM Holdings under the UK Credit Facilities Guaranty and the UK Security Agreement, all as the same may from time to time be amended, restated, supplemented or otherwise modified.

      "UK Stock Pledge Agreement" means that certain stock pledge, assignment and security agreement dated as of the July 2, 1998 from the Borrower to Bank of America, acting through its Sterling LIBOR Lending Office, as the same may from time to time be amended, restated, supplemented or otherwise modified, which UK Stock Pledge Agreement grants, pledges and assigns to Bank of America, acting through its Sterling LIBOR Lending Office, as security for the UK Obligations, and pledges and assigns to the Agent for the ratable benefit of the Lenders and the Agent, as security for all of the Obligations (other than the UK Obligations), a pledge and assignment of sixty-five percent (65%) of the capital stock of NIM Holdings and grants, pledges and assigns to Bank of America, acting through its Sterling LIBOR Lending Office, as security for the UK Obligations, a pledge and assignment of one hundred percent (100%) of the capital stock of NIM Holdings, which one hundred percent (100%) pledge shall reduce to sixty-five percent (65%) at such time as all obligations under the Subordinated Debt have been paid in full.

      "UK Term Loan" has the meaning described in Section 2.7 (UK Term Loan Facility).

      "UK Term Loan Commitment" and "UK Term Loan Commitments" have the meanings described in Section 2.7.1 (UK Term Loan Commitments).

      "UK Term Loan Committed Amount" has the meaning described in Section 2.7.1 (UK Term Loan Commitments).

      "UK Term Loan Facility" means the facility established by Bank of America, acting through its Sterling LIBOR Lending Office, pursuant to Section 2.8 (UK Term Loan Facility).

      "UK Term Loan Mandatory Prepayment" and "UK Term Loan Mandatory Prepayments" have the meanings described in Section 2.8.3 (Mandatory Prepayments of UK Term Loan).

      "UK Term Loan Optional Prepayment" and "UK Term Loan Optional Prepayments" have the meanings described in Section 2.8.4 (Optional Prepayments of UK Term Loans).

      "UK Term Loan Pro Rata Share" has the meaning described in 2.8.1 (UK Term Loan Facility).

      "UK Term Loan Note" has the meaning described in Section 2.8.2 (Amortization of UK Term Loans).

      "Uniform Commercial Code" means, unless otherwise provided in this Agreement, the Uniform Commercial Code as adopted by and in effect from time to time in the State or in any other jurisdiction, as applicable.

      "Venture Holdings" means Venture Packaging, Inc., a corporation organized and existing under the laws of the State Delaware, and its successors and assigns.

      "Venture Midwest" means Venture Packaging Midwest, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Venture Southeast" means Venture Packaging Southeast, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

      "Wholly Owned Subsidiary" means any domestic United States Person all the shares of stock or other equity interests of all classes of which (other than directors' qualifying shares) at the time are owned directly or indirectly by the Borrower and/or by one or more Wholly Owned Subsidiaries of the Borrower.

      "Wire Transfer Procedures" means the rules, policies and procedures adopted and implemented by the Agent and its Affiliates at any time and from time to time with respect to electronic funds transfers, including, without limitation, the Security Procedures, all as the same may be amended, restated, supplemented, terminated or otherwise modified at any time and from time to time by the Agent upon notice to the Borrower in its reasonable discretion.

      Section 1.2 Accounting Terms and Other Definitional Provisions.

      Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined herein, all terms used herein which are defined by the Uniform Commercial Code shall have the same meanings as assigned to them by the Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified. Notwithstanding the foregoing, the Agent and the Lenders agree that if GAAP at any time changes and such changes have an affect on the computation of any of the covenants contained in Section
6.1.13 (Financial Covenants), the Agent, the Lenders and the Borrower will negotiate in good faith to revise any such affected covenants so as to reverse the effect of such change in GAAP. Whenever a term is used in this Agreement to determine whether a threshold level or basket amount has been achieved or exceeded, or to calculate a financial ratio or any other amount and such term includes amounts in U.S. Dollars and amounts denominated in Sterling, or solely in Sterling, the terms shall be construed and/or calculated for purposes of this Agreement by (i) determining the Dollar Currency Equivalent of each such amount to be included in the aggregate as at the date of calculation, and adding all such amounts to (ii) the amounts, if any, which are already in U.S. Dollars.

                                   ARTICLE II
                              THE CREDIT FACILITIES

      Section 2.1 The Revolving Credit Facility.

            2.1.1 Revolving Credit Facility.

            Subject to and upon the terms of this Agreement, the Lenders collectively, but severally, establish a revolving credit facility in favor of the Borrower. The aggregate of all advances under the Revolving Credit Facility is sometimes referred to in this Agreement collectively as the "Revolving Loan".

            The amount set forth below opposite each Lender's name is herein called such Lender's "Revolving Credit Committed Amount" and the total of each Lender's Revolving Credit Committed Amount is herein called the "Total Revolving Credit Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Revolving Credit Pro Rata Share":

--------------------------------------------------------------------------------

                                 Revolving Credit        Revolving Credit Pro
          Lender                 Committed Amount             Rata Share
--------------------------------------------------------------------------------
           Fleet                   $12,727,400                  18.182%
--------------------------------------------------------------------------------
        GE Capital                 $13,787,900                  19.697%
--------------------------------------------------------------------------------
      Bank of America              $13,787,900                  19.697%
--------------------------------------------------------------------------------
          Heller                   $10,606,400                  15.152%
--------------------------------------------------------------------------------
            PNC                    $10,606,400                  15.152%
--------------------------------------------------------------------------------
          LaSalle                   $8,484,000                  12.120%
--------------------------------------------------------------------------------
  Total Revolving Credit
     Committed Amount             $70,000,000.00               100.000%
--------------------------------------------------------------------------------

Neither the Agent nor any of the Lenders shall be responsible for the Revolving Credit Commitment of any other Lender, nor will the failure of any Lender to perform its obligations under its Revolving Credit Commitment in any way relieve any other Lender from performing its obligations under its Revolving Credit Commitment.

            During the Revolving Credit Commitment Period, the Borrower may request advances under the Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to the Borrower's request:

            (a) the outstanding principal balance of each Lender's Pro Rata Share of the Revolving Loan and the Letter of Credit Obligations would not exceed the lesser of (i) such Lender's Pro Rata Share of the Revolving Loan and the Letter of Credit Obligations or (ii) such Lender's Pro Rata Share of the Borrowing Base; and,

            (b) the aggregate outstanding principal balance of the Revolving Loan and all Letter of Credit Obligations would not exceed the lesser of
      (i) the Total Revolving Credit Committed Amount or (ii) the Borrowing Base. In addition, the aggregate outstanding principal balance of the Revolving Loan, all Letter of Credit Obligations and the UK Revolving Loan cannot exceed the Total Revolving Credit Committed Amount.

            2.1.2 Procedure for Making Advances Under the Revolving Loan.

            The Borrower may borrow under the Revolving Credit Facility on any Business Day. Advances under the Revolving Loan shall be deposited to a demand deposit account of the Borrower with the Agent or shall be otherwise applied as directed by the Borrower, which direction the Agent may require to be in writing. Not later than 11:00 a.m. (Baltimore City Time) on the date of the requested borrowing, the Borrower shall give the Agent oral or written notice (a "Loan Notice") of the amount and (if requested by the Agent) the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by the Borrower within three (3) Business Days after the making of the requested advance under the Revolving Loan. At any time within three (3) hours prior to funding, the Borrower may revoke a Loan Notice; provided, that the Borrower shall pay to each Lender, as the case may be, any amounts which may be due to such Lender under Section 2.9.4 (Indemnity) by reason of such Lender having taken action in reliance on the Loan Notice. Upon receipt of any such Loan Notice, the Agent shall promptly notify each Lender of the amount of each advance to be made by such Lender on the requested borrowing date under such Lender's Revolving Credit Commitment.

            Not later than 1:00 p.m. (Baltimore City Time) on each requested borrowing date for the making of advances under the Revolving Loan, each Lender shall, if it has received timely notice from the Agent of the Borrower's request for such advances, make available to the Agent, in funds immediately available to the Agent at the Agent's office set forth in Section 9.1 (Notices), such Lender's Pro Rata Share of the advances to be made on such date.

            In addition, the Borrower hereby irrevocably authorizes the Lenders at any time and from time to time, without further request from or notice to the Borrower, to make advances under the Revolving Loan which the Agent, in its sole and absolute discretion, deems necessary or appropriate to protect the interests of the Agent and/or any or all of the Lenders under this Agreement, including, without limitation, advances under the Revolving Loan made to cover debit balances in the Revolving Loan Account, to pay principal of, and/or interest on, any Loan, including any Term Loan, the Obligations (including any Letter of Credit Obligations and any Bond Letter of Credit Obligations), and/or Enforcement Costs, prior to, on, or after the termination of other advances under this Agreement, regardless of whether the outstanding principal amount of the Revolving Loan which the Lenders may advance hereunder exceeds the

Total Revolving Credit Committed Amount. The Agent acknowledges and agrees that
(a) the obligation of the Lenders to make advances to or for the account of the Borrower pursuant to this paragraph shall be subject to the provisions of
Section 8.14 (Dissemination of Information) and (b) no Lender shall have any obligation or commitment to make any advance to or for the account of the Borrower under the Revolving Loan (including any obligation or commitment to reimburse the Agent for advances made by the Agent to or for the account of the Borrower under this paragraph, except for advances made to cover Enforcement Costs for which the Agent has not been duly reimbursed by the Borrower) unless otherwise agreed in writing by such Lender, if and to the extent such Lender's Pro Rata Share of the Revolving Loan and of the Letter of Credit Obligations would exceed, with the making of such advance or reimbursement, such Lender's Revolving Credit Committed Amount. Each Lender, however, shall continue to be obligated to reimburse the Agent for any and all Enforcement Costs incurred by the Agent in accordance with the provisions of this Agreement if and to the extent the Borrower fails to reimburse the Agent for such Enforcement Costs.

            2.1.3 Borrowing Base.

            As used in this Agreement, the term "Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible Domestic Receivables, plus (b) the lesser of (i) sixty-five percent (65%) of the amount of Eligible Domestic Inventory or (ii) Thirty-five Million Dollars ($35,000,000).

            The Borrowing Base shall be computed based on the Borrowing Base Report most recently delivered to and accepted by the Agent in its reasonable discretion. In the event the Borrower fails to furnish a Borrowing Base Report required by Section 2.1.4 (Borrowing Base Report) the Agent may, in its reasonable discretion exercised from time to time and without limiting other rights and remedies under this Agreement, direct the Lenders to suspend the making of or limit advances under the Revolving Loan. The Borrowing Base shall be reduced by all amounts credited to the Collateral Account (if and to the extent a Collateral Account is required by the terms of this Agreement) since the date of the most recent Borrowing Base Report and by the amount of any Account or any Inventory which was included in the Borrowing Base, but which the Agent determines fails to meet the respective criteria applicable from time to time for Eligible Domestic Receivables or Eligible Domestic Inventory.

      If at any time the total of the aggregate principal amount of the Revolving Loan and Outstanding Letter of Credit Obligations exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrower, at the sole and absolute discretion of the Agent exercised from time to time, shall pay the Borrowing Base Deficiency ON DEMAND to the Agent for the benefit of the Lenders from time to time.

      Without implying any limitation on the Agent's discretion with respect to the Borrowing Base, the criteria for Eligible Domestic Receivables and for Eligible Domestic Inventory contained in the respective definitions of Eligible Domestic Receivables and of Eligible Domestic Inventory are in part based upon the business operations of the Borrower and the Subsidiary Guarantors existing on or about the date of this Agreement and upon information and records furnished to the Agent by the Borrower and the Subsidiary Guarantors. If at any time or from time to time hereafter, the business operations of the Borrower and/or any of the Subsidiary Guarantors change in any material respect or such information and records furnished to the Agent are materially incorrect or misleading, the Agent in its reasonable discretion, may at any time and from time to time during the duration of this Agreement change such criteria, add new criteria, make existing criteria less onerous, or remove existing criteria; provided, however, that any such change in, or addition or removal of criteria shall be effective only after notice thereof from the Agent to the Borrower. Except in emergency circumstances, the Agent agrees to use its commercially reasonable efforts to consult with the Borrower prior to the effective date of any addition to, or change in, eligibility criteria, but that the Agent shall have no obligation or duty to reach an agreement with the Borrower as a condition of, or prior to, imposing any changes in, or additions to, eligibility criteria. The Agent shall communicate such changed or additional criteria to the Borrower from time to time either orally or in writing.

            2.1.4 Borrowing Base Report.

            The Borrower will furnish to the Agent no less frequently than monthly, as soon as available, but in any event within twenty (20) days of the end of each fiscal month, and, upon the occurrence of an Event of Default or as otherwise provided in this Section 2.1.4, at such other times as may be requested by the Agent a report of the Borrowing Base in the form attached hereto as Exhibit A-1 (each a "Borrowing Base Report"; collectively, the "Borrowing Base Reports") in the form required from time to time by the Agent, appropriately completed and duly signed. The Borrowing Base Report shall contain the amount and payments on the Accounts, the value of Inventory, and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Agent may from time to time reasonably request. Upon the Agent's request and upon the creation of any Accounts, the Borrower will provide the Agent with (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; and (d) such further schedules, documents and/or information regarding the Accounts and the Inventory as the Agent may reasonably require. The items to be provided under this subsection shall be in form reasonably satisfactory to the Agent, and certified as true and correct by a Responsible Officer, and delivered to the Agent from time to time solely for the Agent's convenience in maintaining records of the Collateral. The Borrower's failure to deliver any such items to the Agent shall not affect, terminate, modify, or otherwise limit the Liens of the Agent and the Lenders in the Collateral. Notwithstanding the foregoing, the Borrower acknowledges and agrees that the Agent, at its option, may require that the Borrower furnish to the Agent weekly and, if requested by the Agent, daily Borrowing Base Reports if any one of the following events occur (i) the Borrower's and Subsidiary Guarantors' collective aggregate availability under the Revolving Loan is at any times less than or equal to Fifteen Million Dollars ($15,000,000), (ii) the Borrower and the Subsidiary Guarantors, on a consolidated basis, incur three (3) consecutive months of net operating losses, or (iii) the occurrence of an Event of Default (each of the aforementioned events are herein called a "Borrowing Base Trigger Event"). The Agent agrees that it shall not be entitled to require that the Borrower furnish weekly or daily Borrowing Base Reports solely as the result of the occurrence of a Borrowing Base Trigger Event, if the Agent fails to so notify the Borrower within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent. The foregoing sentence, however, shall not prevent the Agent from later requiring more frequent Borrowing Base Reports following the occurrence of any subsequent Borrowing Base Trigger Event;

provided, that the Agent so notifies the Borrower within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent.

            2.1.5 Revolving Credit Notes.

            The obligation of the Borrower to pay each Lender's Pro Rata Share of the Revolving Loan, with interest, shall be evidenced by a series of promissory notes (as from time to time extended, amended, restated, supplemented or otherwise modified, collectively the "Revolving Credit Notes" and individually a "Revolving Credit Note"). Each Lender's Revolving Credit Note shall be dated as of the date of this Agreement, shall be payable to the order of such Lender at the times provided in the Revolving Credit Note, and shall be in the principal amount of such Lender's Revolving Credit Committed Amount. The Borrower acknowledges and agrees that, if the outstanding principal balance of the Revolving Loan outstanding from time to time exceeds the aggregate stated amount of the Revolving Credit Notes, the excess shall bear interest at the rates provided from time to time for advances under Revolving Loan evidenced by the Revolving Credit Notes and shall be payable, with accrued interest, ON DEMAND. The Revolving Credit Notes shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.

            2.1.6 Mandatory Prepayments of Revolving Loan.

            Subject to the provisions of Section 2.9.4 (Indemnity) and in addition to any mandatory prepayment required by the provisions of Section 2.2.3 (Term Loan Mandatory Prepayments), upon the request of the Agent pursuant to
Section 2.1.3 (Borrowing Base) or Section 2.1.12 (Required Availability under the Revolving Credit Facility), the Borrower shall make mandatory prepayments (each a "Revolving Loan Mandatory Prepayment" and collectively, the "Revolving Loan Mandatory Prepayments") of the Revolving Loan at any time and from time to time in order to cover any Borrowing Base Deficiency or to ensure compliance with Section 2.1.12, as applicable.

            2.1.7 Optional Prepayments of Revolving Loan.

            Subject to the provisions of Section 2.9.4 (Indemnity), the Borrower shall have the option at any time and from time to time prepay (each a "Revolving Loan Optional Prepayment" and collectively the "Revolving Loan Optional Prepayments") the Revolving Loan, in whole or in part without premium or penalty. Revolving Loan Optional Prepayments shall be made following a timely and proper written notice to the Agent with respect thereto specifying the date and amount of any intended Revolving Loan Optional Prepayment. The amount to be prepaid shall be paid by the Borrower to the Agent on the date specified for such prepayment. Any amounts repaid or prepaid may be readvanced and reborrowed subject to the provisions of this Agreement.

            2.1.8 The Collateral Account.

            Upon demand by the Agent following a Borrowing Base Trigger Event, the Borrower will deposit, or cause to be deposited, all Items of Payment to a bank account designated by the Agent and from which the Agent alone has power of access and withdrawal (the "Collateral Account"). Each deposit shall be made not later than the next Business Day after the date of receipt of the Items of Payment. The Items of Payment shall be deposited in precisely the form received, except for the endorsements of the Borrower where necessary to permit the collection of any such Items of Payment, which endorsement the Borrower hereby agree to make. In the event the Borrower fails to do so, the Borrower hereby authorizes the Agent to make the endorsement in the name of the Borrower. Prior to such a deposit, the Borrower will not commingle any Items of Payment with the Borrower's other funds or property, but will hold them separate and apart in trust and for the account of the Agent for the benefit of the Lenders ratably and the Agent. The Agent agrees that it shall not demand that the Borrower deposit or cause to be deposited all Items of Deposit to the Collateral Account at any time prior to the occurrence of a Borrowing Base Trigger Event. Once the Agent has so made demand on the Borrower, unless otherwise agreed by the Agent in writing, the Borrower shall continue to so deposit or cause to be deposited all Items of Payment to the Collateral Account notwithstanding that subsequent to such demand the Borrowing Base Trigger Event has been cured, waived, otherwise remedied or is no longer applicable.

            In addition, if the Agent has so made demand, if so directed by the Agent, the Borrower shall direct the mailing of all Items of Payment from its Account Debtors to one or more post-office boxes designated by the Agent, or to such other additional or replacement post-office boxes pursuant to the request of the Agent from time to time (collectively, the "Lockbox"). The Agent shall have unrestricted and exclusive access to the Lockbox.

            Subject to the provisions of this Section, the Borrower hereby authorizes the Agent to inspect all Items of Payment, and deposit such Items of Payment in the Collateral Account. The Agent reserves the right, exercised in its reasonable discretion from time to time, to provide to the Collateral Account credit prior to final collection of an Item of Payment and to disallow credit for any Item of Payment prior to final collection which is reasonably unsatisfactory to the Agent. In the event Items of Payment are returned to the Agent for any reason whatsoever, the Agent may, in the exercise of its reasonable discretion from time to time, forward such Items of Payment a second time. Any returned Items of Payment shall be charged back to the Collateral Account, the Revolving Loan Account, or other account, as appropriate.

            The Agent will apply the whole or any part of the collected funds credited to the Collateral Account against the Revolving Loan (or with respect to Items for Payments which are not proceeds of Accounts or Inventory or after a Default or an Event of Default, against any of the Obligations) or credit such collected funds to a depository account of the Borrower with the Agent, the order and method of such application to be in the sole discretion of the Agent. Notwithstanding the foregoing, the Agent agrees that prior to the occurrence of an Event of Default, the Agent shall use its best efforts to apply collected funds credited to the Collateral Account to the Obligations so as to avoid or minimize any amounts which would be due under Section 2.9.4 (Indemnity) by reason of any such application.

            Notwithstanding the foregoing, the Agent agrees that it shall not be entitled to require establishment of the Collateral Account and/or the Lockbox as the result of the occurrence of a Borrowing Base Trigger Event, if the Agent fails to so notify the Borrower within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent. The foregoing sentence, however, shall not prevent the Agent from later requiring establishment of the Collateral Account and/or a Lockbox following the occurrence of any subsequent Borrowing Base Trigger Event; provided, that the Agent so notifies the Borrower within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of the Agent.

            2.1.9 Revolving Loan Account.

            The Agent will establish and maintain a loan account on its books (the "Revolving Loan Account") to which the Agent will (a) debit (i) the principal amount of each advance under the Revolving Loan made by the Lenders hereunder as of the date made, (ii) the amount of any interest accrued on the Revolving Loan as and when due, and (iii) any other amounts due and payable by the Borrower to the Agent and/or the Lenders from time to time under the provisions of this Agreement in connection with the Revolving Loan, including, without limitation, Enforcement Costs, Fees, late charges, and service, collection and audit fees, as and when due and payable, and (b) credit all payments made by the Borrower to the Agent on account of the Revolving Loan as of the date made including, without limitation, funds credited to the Revolving Loan Account from the Collateral Account. The Agent may debit the Revolving Loan Account for the amount of any Item of Payment that is returned to the Agent unpaid. All credit entries to the Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by the Agent in cash or solvent credits. The Borrower hereby promises to pay to the order of the Agent for the ratable benefit of the Lenders, on the Revolving Credit Termination Date, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the Revolving Loan Account under the provisions of this Agreement. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be presumed conclusively to be correct, and shall constitute an account stated between the Agent, the Lenders and the Borrower unless the Agent receives specific written objection thereto from the Borrower and/or any Lender within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Agent. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the Revolving Loan Account shall be final, binding and conclusive upon the Borrower in all respects, absent manifest error, unless the Agent receives specific written objection thereto from the Borrower within thirty (30) Business Days after such statement or reconciliation shall have been sent by the Agent.

            2.1.10 Revolving Credit Unused Line Fee.

            The Borrower shall pay to the Agent for the ratable benefit of the Lenders a monthly Revolving Credit Facility fee (collectively, the "Revolving Credit Unused Line Fees" and individually, a "Revolving Credit Unused Line Fee") in an amount equal to the "Revolving Credit Unused Line Fee Amount" as set forth below per annum (calculated on the basis of actual number of days elapsed in a year of 360 days) and calculated on average daily unused and undisbursed portion of the Total Revolving Credit Committed Amount, as in effect from time to time accruing during each calendar month. The accrued and unpaid Revolving Credit Unused Line Fee shall be paid by the Borrower to the Agent on the first day of each calendar month, in arrears, commencing on the first such date following the date hereof, and on the Revolving Credit Termination Date. The Agent and the Lenders agree that usage of the UK Revolving Credit Facility shall be considered usage of the Total Revolving Credit Committed Amount for purposes of this Section 2.1.10. As used herein "Revolving Credit Unused Line Fee Amount" shall be equal to the following amounts during the following times:

            (i) Fifty (50) basis points per annum when the average daily unused and undisbursed portion of the Total Revolving Credit Committed Amount, as in effect from time to time, is equal to or greater than Thirty Million Dollars ($30,000,000); and

            (ii) Thirty (30) basis points per annum when the average daily unused and undisbursed portion of the Total Revolving Credit Committed Amount, as in effect from time to time, is less than Thirty Million Dollars ($30,000,000).

            2.1.11 Optional Reduction of Revolving Credit Committed Amount.

            The Borrower shall have the right to reduce permanently (each a "Revolving Credit Optional Reduction" and collectively the "Revolving Credit Optional Reductions") the Total Revolving Credit Committed Amount in effect from time to time in the amount of any integral multiple of Five Hundred Thousand Dollars ($500,000), upon at least five (5) Business Days prior written notice to the Agent specifying the date and amount of such Revolving Credit Optional Reduction; provided, that no Revolving Credit Optional Reduction shall be permitted if, after giving effect thereto and to any Revolving Loan Optional Prepayment made on the effective date thereof, the then outstanding principal amount of the Revolving Loan and Outstanding Letter of Credit Obligations exceeds the Total Revolving Credit Committed Amount as so reduced. Such notice shall be irrevocable as to the amount and date of such Revolving Credit Optional Reduction. After each such Revolving Credit Optional Reduction, the Revolving Credit Unused Line Fee provided for in Section 2.1.10 (Revolving Credit Unused Line Fees) shall be calculated with respect to the Revolving Credit Committed Amount as so reduced. Any Revolving Credit Optional Reduction shall be made to each Lender's Revolving Credit Commitment in accordance with its Pro Rata Share of such Revolving Credit Optional Reduction.

            2.1.12 Required Availability under the Revolving Credit Facility.

            On the Closing Date, the outstanding principal amount of the Revolving Loan shall not exceed an amount equal to (i) the lesser of the Borrowing Base or (ii the Total Revolving Credit Committed Amount, minus Twenty Million Dollars ($20,000,0000). On an average monthly basis thereafter, tested as of the last day of each calendar month, commencing with the first such date following the Closing Date, the outstanding principal amount of the Revolving Loan shall not exceed an amount equal to (i) the lesser of the Borrowing Base, or (ii) the Total Revolving Credit Committed Amount, minus $10,000,000 (the "Required

Availability"). The Borrower shall make a Revolving Loan Mandatory Prepayment pursuant to the provisions of Section 2.1.6 to the extent necessary to achieve and maintain compliance with this Section. The failure of the Borrower to make any such Revolving Loan Mandatory Prepayment shall constitute a Default, but shall not constitute an Event of Default unless such failure to make the required Revolving Loan Mandatory Prepayment continues uncured for a period of fourteen (14) days or the Borrower otherwise fails to attain and maintain the Required Availability within such fourteen (14) day period.

      Section 2.2 The Term Loan A Facility.

            2.2.1 Term Loan A Commitments.

            Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan A"; and collectively, the "Term Loans A") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan A Committed Amount"). The total of each Lender's Term Loan A Committed Amount is herein called the "Total Term Loan A Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan A Pro Rata Share":

                              Term Loan A             Term Loan A
      Lender                  Committed Amount        Pro Rata Share
      ------                  ----------------        --------------

      Fleet                   $11,454,660             18.182%
      GE Capital              $12,409,110             19.697%
      Bank of America         $12,409,110             19.697%
      Heller                  $ 9,545,760             15.152%
      PNC                     $ 9,545,760             15.152%
      LaSalle                 $ 7,635,600             12.120%

      Total Term Loan A
      Committed Amount:       $63,000,000             100%

At the request of the Borrower, the Lenders have agreed to increase the Total Term Loan A Committed Amount and to readvance a portion of the principal amount of Term Loans A previously advanced to the Borrower and repaid by the Borrower (the "Term Loan A Increase"), such that as of the Closing Date the aggregate unpaid principal balance of the Term Loans A shall be equal to Sixty-three Million Dollars ($63,000,000). The Borrower covenants and agrees to use the Term Loan A Increase solely to finance the acquisition of the Poly-Seal Stock in accordance with the provisions of the Poly-Seal Stock Purchase Transaction or for other Permitted Uses in connection with the purchase of the Poly-Seal Stock.

            The obligation of each Lender to make a Term Loan A is several and is limited to its Term Loan A Committed Amount, and such obligation of each Lender is herein called its "Term Loan A Commitment". The Term Loan A Commitment of each of the Lenders are herein collectively referred to as the "Term Loan A Commitments". The Agent shall not be responsible for the Term Loan A Commitment of any Lender; and similarly, none of the Lenders shall be responsible for the Term Loan A Commitment of any of the other Lenders; the failure, however, of any Lender to perform its Term Loan A Commitment shall not relieve any of the other Lenders from the performance of their respective Term Loan A Commitments.

            2.2.2 Amortization of Term Loans A; the Term Loan A Notes.

            The unpaid principal balance of the Term Loans A shall be due and payable in monthly installments of principal on each Installment Payment Date, each in the following amounts during the following periods:

            Period                                                        Amount
            ------                                                        ------

            July 1, 2000, through and
              and including December 1, 2000                            $667,000

            January 1, 2001 through and
              and including January 1, 2002                           $1,042,000

            January 21, 2002                   The then unpaid principal balance

            Unless sooner paid, the unpaid principal balance of the Term Loans A, together with interest accrued and unpaid thereon, shall be due and payable in full on the first to occur of (i) January 21, 2002 or (ii) the Revolving Credit Termination Date.

            The obligation of the Borrower to pay the Term Loans A, with interest, shall be evidenced by a series of amended and restated promissory notes (each as from time to time extended, amended, restated, supplemented or otherwise modified, a "Term Loan A Note" and collectively, the "Term Loan A Notes"). Each Term Loan A Note shall be dated as the Closing Date and shall be payable to the order of a Lender at the times provided in the Term Loan A Note, and shall be in the principal amount of such Lender's Term Loan A Committed Amount, including its Pro Rata Share of the Term Loan A Increase.

            2.2.3 Mandatory Prepayments of Term Loans A.

            Subject to the provisions of Section 2.9.4 (Indemnity), the Borrower shall make the following mandatory prepayments (each a "Term Loan A Mandatory Prepayment" and collectively the "Term Loan A Mandatory Prepayments") of the Term Loans A to the Agent for the ratable benefit of the Lenders:

            (a) To the extent the Net Proceeds of any Asset Disposition (excluding any Asset Disposition by Berry UK or NIM Holdings) (including the sale and issuance of any Securities) by the Borrower or any Subsidiary Guarantor cause the aggregate of all such Asset Dispositions in any fiscal year to exceed Five Hundred Thousand Dollars ($500,000), all of such excess shall be paid to the Agent as a Term Loan A Mandatory Prepayment, or if the Term Loans A have been paid in full shall be paid to the Agent as a Term Loan B Mandatory Prepayment, or if the Term Loans B have been paid in full shall be paid to the Agent as a Revolving Loan Mandatory Prepayment. Notwithstanding the foregoing, the

Borrower shall not be required to make a Term Loan A Mandatory Prepayment in connection with

            (i) any public, private or Rule 144(A) offering of Securities which does not generate any proceeds (other than nominal proceeds), including, for example, the issuance or exercise of warrants with registration rights or the issuance of a resale prospectus for any existing shares of capital stock;

            (ii) any non-cash Net Proceeds which are Indebtedness for Borrowed Money received by the Borrower or any Subsidiary Guarantor in payment of the purchase price of an Asset which is the subject of a Permitted Asset Disposition; provided that, upon the Agent's demand, the Borrower and/or the Subsidiary Guarantor, as the case may, shall take all such actions as shall be reasonably requested by the Agent to grant to the Agent for its benefit and the ratable benefit of the Lenders a perfected Lien on any such Indebtedness for Borrowed Money and provided further that the principal amount of all such Indebtedness for Borrowed Money shall not exceed at any time in the aggregate Five Hundred Thousand Dollars ($500,000);

            (iii) the issuance and sale of the Preferred Stock; and

            (iv) the sale of the property which is subject to the Lien of the Deed of Trust - Arlington Heights; provided that such sale constitutes a Permitted Asset Disposition.

            (b) Immediately upon closing and consummation of any public or private offering of Indebtedness for Borrowed Money by the Borrower or any Subsidiary Guarantor on or after the Closing Date, the Borrower shall make a Term Loan A Mandatory Prepayment in an amount equal to one hundred percent (100%) of the Net Proceeds of such public or private offering; provided that a Term Loan A Mandatory Prepayment shall not be required with respect to:

            (i) Indebtedness for Borrowed Money permitted by Section 6.2.4 (Indebtedness), other than subsection (d) of Section 6.2.4; and

            (ii) the issuance of any Indebtedness by the Borrower or any Subsidiary Guarantor, if (A) such Indebtedness is issued pursuant to and is permitted by subsection (d) of Section 6.2.4 and such Indebtedness constitutes a "Refinancing Indebtedness" as defined in subsection (m) of
      Section 6.2.4 or (B) if the Net Proceeds of such Indebtedness are used, in whole, to finance a Permitted Acquisition or Capital Expenditures as and to the extent permitted by the provisions of this Agreement; and (C) the aggregate amount of Indebtedness under clauses (i) and (ii) of this subsection (b) does not exceed Twenty Million Dollars ($20,000,000).

      The Borrower shall pay to the Agent on the date of each required Term Loan A Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial Term Loan A Mandatory Prepayment shall be applied to all of the remaining principal installments due on account of the Term Loans A on a pro rata basis.

            2.2.4 Optional Prepayments of Term Loans A.

            Subject to the provisions of Section 2.9.4 (Indemnity), the Borrower may, at its option, at any time and from time to time, prepay (each a "Term Loan A Optional Prepayment" and collectively the "Term Loan A Optional Prepayments") the Term Loans A, in whole or in part, upon five (5) Business Days prior written notice, specifying the date and amount of prepayment. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the Term Loans A in whole, shall be paid by the Borrower to the Agent for the ratable benefit of the Lenders on the date specified for such prepayment. Partial Term Loan A Optional Prepayments shall be applied to all of the remaining principal installments due on account of the Term Loans A on a pro rata basis.

      Section 2.3 Term Loan B Facility.

            2.3.1 Term Loan B Commitments.

            Subject to and upon the terms of this Agreement, each Lender severally agrees to make a loan (each a "Term Loan B"; and collectively, the "Term Loans B") to the Borrower in the principal amount set forth below opposite such Lender's name (herein called such Lender's "Term Loan B Committed Amount"). The total of each Lender's Term Loan B Committed Amount is herein called the "Total Term Loan B Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Term Loan B Pro Rata Share":

--------------------------------------------------------------------------------
                              Term Loan B Committed      Term Loan B Pro Rata
          Lender                      Amount                     Share
--------------------------------------------------------------------------------
           Fleet                   $3,181,850                   18.182%
--------------------------------------------------------------------------------
        GE Capital                 $3,446,975                   19.697%
--------------------------------------------------------------------------------
      Bank of America              $3,446,975                   19.697%
--------------------------------------------------------------------------------
          Heller                   $2,651,600                   15.152%
--------------------------------------------------------------------------------
            PNC                    $2,651,600                   15.152%
--------------------------------------------------------------------------------
          LaSalle                  $2,121,000                   12.120%
--------------------------------------------------------------------------------
     Total Term Loan B
     Committed Amount             $17,500,000                    100%
--------------------------------------------------------------------------------

At the request of the Borrower, the Lenders have agreed to increase the Total Term Loan B Committed Amount and to readvance a portion of principal amount of Term Loans B previously advanced to the Borrower and repaid by the Borrower (the "Term Loan B Increase"), such that as of the Closing Date the aggregate unpaid principal balance of the Term Loans B shall be equal to Seventeen Million Five Hundred Thousand Dollars ($17,500,000). The Borrower covenants and agrees to use the Term Loan B Increase solely to finance the acquisition of the Poly-Seal Stock in accordance with the provisions of the Poly-Seal Stock Purchase Transaction or for other Permitted Uses in connection with the purchase of the Poly-Seal Stock.

            The obligation of each Lender to make a Term Loan B (including its Pro Rata Share of the Term Loan B Increase) is several and is limited to its Term Loan B Committed Amount, and such obligation of each Lender is herein called its "Term Loan B Commitment". The Term Loan B Commitment of each of the Lenders are herein collectively referred to as the "Term Loan B Commitments". The Agent shall not be responsible for the Term Loan B Commitment of any Lender; and similarly, none of the Lenders shall be responsible for the Term Loan B Commitment of any of the other Lenders; the failure, however, of any Lender to perform its Term Loan B Commitment shall not relieve any of the other Lenders from the performance of their respective Term Loan B Commitments.

            2.3.2 Amortization of Term Loans B; the Term Loan B Notes.

            The unpaid principal balance of the Term Loans B shall be due and payable in monthly installments of principal on each Installment Payment Date, each in the amount of $730,000. Unless sooner paid, the unpaid principal balance of the Term Loans B, together with interest accrued and unpaid thereon, shall be due and payable in full on the first to occur of (i) January 21, 2002 or (ii) the Revolving Credit Termination Date. The obligation of the Borrower to pay the Term Loans B, with interest, shall be evidenced by a series of promissory notes (each as from time to time extended, amended, restated, supplemented or otherwise modified, the "Term Loan B Note" and collectively, the "Term Loan B Notes"). Each Term Loan B Note shall be dated as the date hereof and shall be payable to the order of a Lender at the times provided in the Term Loan B Note, and shall be in the principal amount of such Lender's Term Loan B Committed Amount, including its Pro Rata Share of the Term Loan B Increase.

            2.3.3 Mandatory Prepayments of Term Loan B.

            Subject to the provisions of Section 2.9.4 (Indemnity), the Borrower shall make mandatory prepayments (each a "Term Loan B Mandatory Prepayment" and collectively the "Term Loan B Mandatory Prepayments") of the Term Loans B to the Agent for the ratable benefit of the Lenders annually. Each Term Loan B Mandatory Prepayment shall be in the amount of the Excess Cash Flow for the then preceding fiscal year and shall be payable on the date the Borrower shall furnish to the Agent the annual financial statements referred to in Section
6.1.1 (Financial Statements). If, however, the Borrower fails to furnish such financial statements in any given year as and when required, the Borrower shall be required to pay the Term Loan B Mandatory Prepayment payable during such calendar year on the date which is ninety (90) days after the close of the Borrower's then preceding fiscal year. The Borrower shall pay to the Agent on the date of each required Term Loan B Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial Term Loan B Mandatory Prepayment shall be applied as follows: (i) fifty percent (50%) to principal against the principal installments of the Term Loans

B in the inverse order of their maturities and (ii) fifty percent (50%) to all of the remaining principal installments due on account of the Term Loans B on a pro rata basis.

            2.3.4 Optional Prepayments of Term Loans B.

            Subject to the provisions of Section 2.9.4 (Indemnity), the Borrower may, at its option, at any time and from time to time, prepay (each a "Term Loan B Optional Prepayment" and collectively the "Term Loan B Optional Prepayments") the Term Loans B, in whole or in part, upon five (5) Business Days prior written notice, specifying the date and amount of prepayment. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the Term Loans B in whole, shall be paid by the Borrower to the Agent for the ratable benefit of the Lenders on the date specified for such prepayment. Partial Term Loan B Optional Prepayments shall be applied as follows: (a) fifty percent (50%) to principal against the principal installments of the Term Loans B in the inverse order of their maturities and
(b) fifty percent (50%) to all of the remaining principal installments due on account of the Term Loans B on a pro rata basis.

            2.3.5 Term Loan B Fees.

            The Borrower shall pay to the Agent for the ratable benefit of the Lenders, a quarterly fee, in arrears (collectively, the "Term Loan B Fees" and individually, a "Term Loan B Fee"), in an amount to be determined based on the Pricing Ratio and calculated on the average quarterly outstanding balance of the Term Loans B during such quarterly period, as follows:

------------------------------------------------------------------------------
                                                              Per annum
                                                            Quarterly Term
            Pricing Ratio                                     Loan B Fee
------------------------------------------------------------------------------
Greater than or equal to 6.0 to 1.0                        37.5 basis points
------------------------------------------------------------------------------
Greater than or equal to 5.0 to 1.0,
but less than 5.99 to 1.0                                   25 basis points
------------------------------------------------------------------------------
Greater than or equal to 4.50 to
1.0, but less than 4.99 to 1.0                             12.5 basis points
------------------------------------------------------------------------------
less than 4.50 to 1.0                                        0 basis points
------------------------------------------------------------------------------

Each accrued and unpaid Term Loan B Fee shall be paid by the Borrower to the Agent at the time the quarterly statements are furnished under Section 6.1.1(c) (Quarterly Statements), in arrears, commencing March 31, 2000, and on the maturity date of the Term Loans B; provided, however, in the event that the Borrower fails to deliver such financial statements to the Agent as and when required, the Agent may estimate, in its reasonable discretion and without waiving any Default or Event of Default, the amount of the Term Loan B Fee, which amount shall be due and payable ON DEMAND by the Agent.

      Section 2.4 The Letter of Credit Facility.

            2.4.1 Letters of Credit.

            Subject to and upon the provisions of this Agreement, and as a part of the Revolving Credit Commitments, the Borrower may obtain standby or commercial letters of credit (as the same may from time to time be amended, supplemented or otherwise modified, each a "Letter of Credit" and collectively the "Letters of Credit") from the Agent from time to time from the Closing Date until the Business Day preceding the Revolving Credit Termination Date. The Borrower will not be entitled to obtain a Letter of Credit unless (a) the Borrower is then able to obtain a Revolving Loan from the Lenders in an amount not less than the proposed stated amount of the Letter of Credit requested by the Borrower, and (b) the sum of the then Outstanding Letter of Credit Obligations (including the amount of the requested Letter of Credit) does not exceed Five Million Dollars ($5,000,000) (the "Letter of Credit Committed Amount").

            2.4.2 Letter of Credit Fees.

                  (a) The Borrower shall pay to the Agent, for its own account, an issuance fee of one-quarter of one percent (1/4%) per annum of the stated amount of the Letter of Credit without regard for provisions contained in the Letters of Credit which may give rise to a reduction in the stated amount thereof unless such reduction has actually occurred (each a "Letter of Credit Fronting Fee" and collectively, the "Letter of Credit Fronting Fees"). The Letter of Credit Fronting Fees shall be paid upon the opening of each Letter of Credit and upon each anniversary thereof, if any. In addition, the Borrower shall pay to the Agent all other reasonable and customary negotiation, processing, transfer or other fees to the extent and as and when required by the provisions of any Letter of Credit Agreement. All Letter of Credit Fronting Fees and all such other additional fees are included in and are a part of the "Fees" payable by the Borrower under the provisions of this Agreement and are for the sole and exclusive benefit of the Agent and are a part of the Agent's Obligations.

                  (b) In addition and in connection with each Letter of Credit, the Borrower shall pay to the Agent for the ratable benefit of the Lenders quarterly, in arrears, a letter of credit fee (each a "Letter of Credit Fee" and collectively the "Letter of Credit Fees") in an amount equal to one hundred seventy-five (175) basis points per annum (calculated on the basis of actual number of days elapsed in a year of 360 days) of the stated amount of each such Letter of Credit without regard for provisions contained in the Letters of Credit which may give rise to a reduction in the stated amount thereof unless such reduction has actually occurred. The accrued and unpaid portion of each Letter of Credit Fee shall be paid by the Borrower to the Agent on the first day of each February, May, August and November, commencing on the first such date following the date hereof, and on the expiration or termination date of the respective Letter of Credit.

            2.4.3 Terms of Letters of Credit; Post-Expiration Date Letters of Credit.

            Each Letter of Credit shall (a) be opened pursuant to a Letter of Credit Agreement and (b) expire on a date not later than the Business Day preceding the Revolving Credit Termination Date; provided, however, if any Letter of Credit does have an expiration date later than the Business Day preceding the Revolving Credit Termination Date (each a "Post-Expiration Date Letter of Credit" and collectively, the "Post-Expiration Date Letters of Credit"), effective as of the Business Day preceding the Revolving Credit Termination Date and without prior notice to or the consent of the Borrower, the Lenders shall make advances under the Revolving Loan for the account of the Borrower in the aggregate stated amount of all such Letters of Credit. The amount of each Lender's advance shall be equal to its Revolving Credit Pro Rata Share of the aggregate stated amount of all such Letters of Credit. The Agent shall deposit the proceeds of such advances into one or more non-interest bearing accounts with and in the name of the Agent and over which the Agent alone shall have exclusive power of access and withdrawal (collectively, the "Letter of Credit Cash Collateral Account"). The Letter of Credit Cash Collateral Account is to be held by the Agent, for the ratable benefit of the Lenders, as additional collateral and security for any Letter of Credit Obligations relating to the Post-Expiration Date Letters of Credit. The Borrower hereby assigns, pledges, grants and sets over to the Agent, for the ratable benefit of the Lenders, a first priority security interest in, and Lien on, all of the funds on deposit in the Letter of Credit Cash Collateral Account, together with any and all proceeds (cash and non-cash) and products thereof as additional collateral and security for the Letter of Credit Obligations relating to the Post-Expiration Date Letters of Credit. The Borrower acknowledges and agrees that the Agent shall be entitled to fund any draw or draft on any Post-Expiration Date Letter of Credit from the monies on deposit in the Letter of Credit Cash Collateral Account without notice to or consent of the Borrower or any of the Lenders so long as the drawing request substantially complied with the requirements of any such Letter of Credit. The Borrower further acknowledges and agrees that the Agent's election to fund any draw or draft on any Post-Expiration Date Letter of Credit from the Letter of Credit Cash Collateral shall in no way limit, impair, lessen, reduce, release or otherwise adversely affect the Borrower's obligation to pay any unpaid Letter of Credit Obligations under or relating to the Post-Expiration Date Letters of Credit. At such time as all Post-Expiration Date Letters of Credit have expired and all Letter of Credit Obligations relating to the Post-Expiration Date Letters of Credit have been paid in full, the Agent agrees to apply the amount of any remaining funds on deposit in the Letter of Credit Cash Collateral Account to the then unpaid balance of the Obligations under the Revolving Credit Facility in such order and manner as the Agent shall determine in its reasonable discretion in accordance with the provisions of this Agreement.

            Each Letter of Credit shall be issued for the sole purpose of a Permitted Use. The aggregate stated amount of all Letters of Credit at any one time outstanding and issued by the Agent pursuant to the provisions of this Agreement, including, without limitation, any and all Post-Expiration Date Letters of Credit, plus the amount of any unpaid Letter of Credit Fees and Letter of Credit Fronting Fees accrued, and less the aggregate amount of all drafts issued under such Letters of Credit that have been paid by the Agent and for which the Agent has been reimbursed by the Borrower in full in accordance with Section 2.4.5 and the Letter of Credit Agreements, and for which the Agent has no further obligation or commitment to restore all or any portion of the amounts drawn and reimbursed, is herein called the "Outstanding Letter of Credit Obligations".

            2.4.4 Procedures for Letters of Credit.

            The Borrower shall give the Agent written notice at least five (5) Business Days prior to the date on which the Borrower desires the Agent to issue a Letter of Credit. Such notice shall be accompanied by a duly executed Letter of Credit Agreement specifying, among other things: (a) the name and address of the intended beneficiary of the Letter of Credit, (b) the requested stated amount of the Letter of Credit, (c) whether the Letter of Credit is to be revocable or irrevocable, (d) the Business Day on which the Letter of Credit is to be opened and the date on which the Letter of Credit is to expire, (e) the terms of payment of any draft or drafts which may be drawn under the Letter of Credit, and (f) any other terms or provisions the Borrower desire to be contained in the Letter of Credit. Such notice shall also be accompanied by such other information, certificates, confirmations, and other items as the Agent may reasonably require to assure that the Letter of Credit is to be issued in accordance with the provisions of this Agreement and a Letter of Credit Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of a Letter of Credit Agreement, the provisions of this Agreement shall prevail and control unless otherwise expressly provided in the Letter of Credit Agreement. Upon (y) receipt of such notice, (z) payment of all Letter of Credit Fronting Fees and all other Fees payable in connection with the issuance of such Letter of Credit, and (iii) receipt of a duly executed Letter of Credit Agreement, the Agent shall process such notice and Letter of Credit Agreement in accordance with its customary procedures and open such Letter of Credit on the Business Day specified in such notice.

            2.4.5 Payments of Letters of Credit.

            The Borrower hereby promises to pay to the Agent, ON DEMAND and in United States Dollars, the following which are herein collectively referred to as the "Current Letter of Credit Obligations":

                  (a) the amount which the Agent has paid under each draft or draw on a Letter of Credit, whether such demand be in advance of the Agent's payment or for reimbursement for such payment;

                  (b) any and all reasonable charges and expenses which the Agent may pay or incur relative to the Letter of Credit and/or such draws or drafts; and

                  (c) interest on the amounts described in (a) and (b) not paid by the Borrower as and when due and payable under the provisions of (a) and (b) above from the day the same are due and payable until paid in full at a rate per annum equal to the then current highest rate of interest on the Revolving Loan.

            In addition, the Borrower hereby promises to pay any and all other Letter of Credit Obligations as and when due and payable in accordance with the provisions of this Agreement and the Letter of Credit Agreements. The obligation of the Borrower to pay Current Letter of Credit Obligations and all other Letter of Credit Obligations shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any other account party may have or have had against the beneficiary of such Letter of Credit, the Agent, any of the Lenders, or any other Person, including, without limitation, any defense based on the failure of any draft or draw to conform to the terms of such Letter of Credit, any draft or other document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit, any draft or other documents presented with any draft, any Letter of Credit Agreement, this Agreement, or any of the other Financing Documents, all whether or not the Agent or any of the Lenders had actual or constructive knowledge of the same, and irrespective of any Collateral, security or guarantee therefor or right of offset with respect thereto and irrespective of any other circumstances whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for any Letter of Credit Obligations, in bankruptcy or otherwise; provided, however, that the Borrower shall not be obligated to reimburse the Agent for any wrongful payment under such Letter of Credit made as a result of the Agent's willful misconduct or gross negligence. The obligation of the Borrower to pay the Letter of Credit Obligations shall not be conditioned or contingent upon the pursuit by the Agent or any other Person at any time of any right or remedy against any Person which may be or become liable in respect of all or any part of such obligation or against any Collateral, security or guarantee therefor or right of offset with respect thereto.

            The Letter of Credit Obligations shall continue to be effective, or be reinstated, as the case may be, if at any time payment of all or any portion of the Letter of Credit Obligations is rescinded or must otherwise be restored or returned by the Agent or any of the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Person, or upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, any Person, or any substantial part of such Person's property, all as though such payments had not been made.

            All payments by the Agent and the Lenders with respect to any of the Current Letter of Credit Obligations shall be deemed to be advances under the Revolving Loan contemporaneously as of the date any such Current Letter of Credit Obligations due and owing; the proceeds of each such advance shall be used to pay Current Letter of Credit Obligations in the amount of such advance.

      Section 2.5 The Bond Letter of Credit Facility.

            2.5.1 Bond Letter of Credit.

            Subject to and upon the provisions of the Bond Letter of Credit Agreement, the Agent has agreed to issue the Nevada Bond Letter of Credit for the period commencing on the First Closing Date and ending on the Revolving Credit Termination Date (the "Bond Letter of Credit Commitment"). The Agent shall have no obligation or commitment to issue or renew the Nevada Bond Letter of Credit if the stated amount of the Nevada Bond Letter of Credit then outstanding or proposed to be issued exceeds Four Million One Hundred Eighty Thousand Eight Hundred Twenty-two Dollars ($4,180,822) (the "Bond Letter of Credit Committed Amount").

            2.5.2 Bond Letter of Credit Fees.

                  (a) The Borrower shall pay to the Agent, for its own account, an issuance fee of one-quarter of one percent (1/4%) per annum of the stated amount of the Nevada Bond Letter of Credit, without regard for provisions contained in the Nevada Bond Letter of Credit which may give rise to a reduction in the stated amount thereof unless such reduction has actually occurred (each a "Bond Letter of Credit Fronting Fee" and collectively, the "Bond Letter of Credit Fronting Fees"). The Bond Letter of Credit Fronting Fees shall be paid upon the issuance of the Nevada Bond Letter of Credit and upon each anniversary thereof, if any. In addition, the Borrower shall pay to the Agent all other reasonable and customary negotiation, processing, transfer or other fees to the extent and as and when required by the provisions of any Bond Letter of Credit Agreement. All Bond Letter of Credit Fronting Fees and all such other additional fees are included in and are a part of the "Fees" payable by the Borrower under the provisions of this Agreement and are for the sole and exclusive benefit of the Agent and are a part of the Agent's Obligations.

                  (b) In addition and in connection with the Nevada Bond Letter of Credit, the Borrower shall pay to the Agent for the ratable benefit of the Lenders quarterly, in arrears, a letter of credit fee (each a "Bond Letter of Credit Fee" and collectively the "Bond Letter of Credit Fees") in an amount equal to one hundred seventy-five (175) basis points per annum (calculated on the basis of actual number of days elapsed in a year of 360 days) of the stated amount of the Nevada Bond Letter of Credit, without regard for provisions contained in the Nevada Bond Letter of Credit which may give rise to a reduction in the stated amount thereof unless such reduction has actually occurred. The accrued and unpaid portion of each Bond Letter of Credit Fee shall be paid by the Borrower to the Agent, for the ratable benefit of the Lenders, on the first day of each February, May, August and November, commencing on the first such date following the date hereof, and on the expiration or termination date of the Nevada Bond Letter of Credit.

            2.5.3 Terms of Nevada Bond Letter of Credit.

            The Nevada Bond Letter of Credit shall (a) be issued pursuant to a Bond Letter of Credit Agreement and (b) expire on a date not later than the Business Day preceding the Revolving Credit Termination Date. The Nevada Bond Letter of Credit shall be issued for the sole purpose of providing collateral for the Nevada Bonds or for any other purposes required by the Nevada Bonds. The stated amount of the Nevada Bond Letter of Credit at any one time outstanding, plus the amount of any unpaid Bond Letter of Credit Fees and Bond Letter of Credit Fronting Fees accrued or scheduled to accrue thereon, and less the aggregate amount of all drafts drawn under or purporting to have been drawn under the Nevada Bond Letter of Credit that have been paid by the Agent and for which the Agent has been reimbursed by the Borrower in full in accordance with
Section 2.5.4 (Payments of Bond Letters of Credit) and the Bond Letter of Credit Agreement, and for which the Agent has no further obligation or commitment to restore all or any portion of the amounts drawn and reimbursed, is herein called the "Outstanding Bond Letter of Credit Obligations".

            2.5.4 Payments of Bond Letters of Credit.

                  (a) Subject to the provisions of paragraph (b) below, the Borrower hereby promises to pay to the Agent, ON DEMAND and in United States Dollars, the following which are herein collectively referred to as the "Current Bond Letter of Credit Obligations":

                        (i) the amount which the Agent has paid under each draft
                  or draw on the Nevada Bond Letter of Credit, whether such demand be in advance of the Agent's payment or for reimbursement for such payment;

                        (ii) any and all reasonable charges and expenses which
                  the Agent may pay or incur relative to the Nevada Bond Letter of Credit and/or such draws or drafts; and

                        (iii) interest on the amounts described in (i) and (ii)
                  not paid by the Borrower as and when due and payable under the provisions of (i) and (ii) above from the day the same are due and payable until paid in full at a rate per annum equal to the then current highest rate of interest on the Revolving Loan.

                  (b) Notwithstanding the provisions of paragraph (a) above, as long as no Event of Default has occurred any drawing under the Nevada Bond Letter of Credit to purchase Nevada Bonds relating to Nevada Bonds which were tendered for purchase by the holders thereof and which were not remarketed in a timely fashion (each referred to herein as a "Conversion Drawing"), are not required to be reimbursed to the Agent ON DEMAND; provided that the Borrower makes payments of interest to the Agent at the rates, at the times and otherwise subject to the provisions for interest on the Loans under Section 2.9 (Interest), and the principal amount of each such Conversion Drawing is repaid in equal quarterly payments over the remaining term of the Bond Letter of Credit Facility; final payment of all outstanding amounts relating to the Nevada Bond Letter of Credit to be made no later than expiry of the Bond Letter of Credit Facility or the Revolving Credit Termination Date, whichever is earlier. In the event that any of the payments required by this paragraph (b) are not made when due or an Event of Default occurs, all of the foregoing amounts shall be immediately due and payable ON DEMAND.

                  (c) In addition, the Borrower hereby promises to pay any and all other Bond Letter of Credit Obligations as and when due and payable in accordance with the provisions of this Agreement and the Bond Letter of Credit Agreements. The obligation of the Borrower to pay Current Bond Letter of Credit Obligations and all other Bond Letter of Credit Obligations shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any other account party may have or have had against the beneficiary of such Bond Letter of Credit, the Agent, any of the Lenders, or any other Person, including, without limitation, any defense based on the failure of any draft or draw to conform to the terms of the Nevada Bond Letter of Credit, any draft or other document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of the Nevada Bond Letter of Credit, any draft or other documents presented with any draft, any Bond Letter of Credit Agreement, this Agreement, any of the Bond Letter of Credit Agreement Documents, or any of the other Financing Documents, all whether or not the Agent or any of the Lenders had actual or constructive knowledge of the same, and irrespective of any Collateral, security or guarantee therefor or right of offset with respect thereto and irrespective of any other circumstances whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for any Bond Letter of Credit Obligations, in bankruptcy or otherwise; provided, however, that the Borrower shall not be obligated to reimburse the Agent for any wrongful payment under the Nevada Bond Letter of Credit made as a result of the Agent's willful misconduct or gross negligence. The obligation of the Borrower to pay the Bond Letter of Credit Obligations shall not be conditioned or contingent upon the pursuit by the Agent or any other Person at any time of any right or remedy against any Person which may be or become liable in respect of all or any part of such obligation or against any Collateral, security or guarantee therefor or right of offset with respect thereto.

            The Bond Letter of Credit Obligations shall continue to be effective, or be reinstated, as the case may be, if at any time payment of all or any portion of the Bond Letter of Credit Obligations is rescinded or must otherwise be restored or returned by the Agent or any of the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any

Person, or upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, any Person, or any substantial part of such Person's property, all as though such payments had not been made.

      Section 2.6 The UK Revolving Credit Facility.

            2.6.1 UK Revolving Credit Facility.

            Subject to and upon the terms of this Agreement, Bank of America, acting through its Sterling LIBOR Lending Office, establishes a revolving credit facility in favor of Berry UK and NIM Holdings in an amount equal to One Million Five Hundred Thousand Pounds Sterling ((pound)1,500,000) (the "UK Revolving Credit Committed Amount"). The aggregate of all advances under the UK Revolving Credit Facility is sometimes referred to in this Agreement collectively as the "UK Revolving Loan". Each Lender hereby irrevocably authorizes Bank of America, acting through its Sterling LIBOR Lending Office, to make advances under the UK Revolving Loan, in accordance with the provisions of this Agreement. Subject to the terms and conditions of Section 2.8.5, as of the date each advance is made by Bank of America, acting through its Sterling LIBOR Lending Office, under the UK Revolving Loan pursuant to the provisions of this Agreement, each Lender shall have an undivided participating interest in (a) the rights and obligations of Bank of America, acting through its Sterling LIBOR Lending Office, in each advance and (b) the UK Obligations with respect to such advance in an amount equal to the proportionate share set forth below opposite each Lender's name (herein called such Lender's "UK Revolving Credit Pro Rata Share"):

--------------------------------------------------------------------------------
                               UK Revolving Credit      UK Revolving Credit Pro
          Lender                 Committed Amount             Rata Share
--------------------------------------------------------------------------------
           Fleet               (pound)272,730                   18.182%
--------------------------------------------------------------------------------
        GE Capital             (pound)295,455                   19.697%
--------------------------------------------------------------------------------
      Bank of America          (pound)295,455                   19.697%
--------------------------------------------------------------------------------
          Heller               (pound)227,280                   15.152%
--------------------------------------------------------------------------------
            PNC                (pound)227,280                   15.152%
--------------------------------------------------------------------------------
          LaSalle              (pound)181,800                   12.120%
--------------------------------------------------------------------------------
    UK Revolving Credit
     Committed Amount         (pound)1,500,000                   100%
--------------------------------------------------------------------------------

            During the UK Revolving Credit Commitment Period, Berry UK and/or NIM Holdings may request advances under the UK Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to a borrowing request the aggregate outstanding principal balance of the UK Revolving Loan would not exceed the lesser of (i) the UK Revolving Credit Committed Amount or (ii) the UK Borrowing Base.

All advances under the UK Revolving Loan shall be made in Pounds Sterling.

            2.6.2 Procedure for Making Advances Under the UK Revolving Loan.

      Berry UK and/or NIM Holdings may borrow under the UK Revolving Credit Facility on any Business Day. Each advance shall be in an amount at least equal to, and in increments of, One Hundred Fifty Thousand Pounds Sterling ((pound)150,000). Advances under the UK Revolving Loan shall be applied as directed by NIM Holdings, which direction Bank of America, acting through its Sterling LIBOR Lending Office, may require to be in writing. Not later than 10:00 a.m. (London Time) on the date of the requested borrowing, NIM Holdings shall give Bank of America, acting through its Sterling LIBOR Lending Office, a Loan Notice of the amount (denominated in Sterling) and (if requested by Bank of America, acting through its Sterling LIBOR Lending Office) the purpose of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by NIM Holdings, within three (3) Business Days after the making of the requested advance under the UK Revolving Loan.

      In addition, Berry UK and NIM Holdings each hereby irrevocably authorize Bank of America, acting through its Sterling LIBOR Lending Office, with the consent of the Requisite Lenders, at any time and from time to time, without further request from or notice to Berry UK or NIM Holdings, to make advances under the UK Revolving Loan which Bank of America, acting through its Sterling LIBOR Lending Office, deems necessary or appropriate to protect the interests of Bank of America, acting through its Sterling LIBOR Lending Office (and/or any of the Lenders) under this Agreement, including, without limitation, advances under the UK Revolving Loan made to cover debit balances in the UK Revolving Loan Account, to pay principal of, and/or interest on, any Loan to Berry UK and/or NIM Holdings, the UK Obligations, and/or Enforcement Costs to the extent such Enforcement Costs relate solely to the UK Obligations, prior to, on, or after the termination of other advances under this Agreement, regardless of whether the outstanding principal amount of the UK Revolving Loan which Bank of America, acting through its Sterling LIBOR Lending Office, may advance hereunder exceeds the UK Revolving Credit Committed Amount. Bank of America. acting through its Sterling LIBOR Lending Office, acknowledges and agrees that no Lender shall have any obligation to purchase a participation interest in any such advances unless otherwise agreed in writing by such Lender, if and to the extent such Lender's Pro Rata Share of the UK Revolving Loan would exceed, with the purchase of a participation in any such advances, such Lender's UK Revolving Credit Committed Amount.

            2.6.3 UK Borrowing Base.

      As used in this Agreement, the term "UK Borrowing Base" means at any time, an amount equal to the aggregate of (a) eighty-five percent (85%) of the amount of Eligible UK Receivables, plus (b) the lesser of (i) sixty percent (60%) of the amount of Eligible UK Inventory or (ii) Five Hundred Thousand Pounds Sterling ((pound)500,000).

      The UK Borrowing Base shall be computed based on the UK Borrowing Base Report most recently delivered to and accepted by Bank of America in its reasonable discretion. In the event Berry UK and NIM Holdings fail to furnish a UK Borrowing Base Report required by Section 2.6.4 (UK Borrowing Base Report), Bank of America, acting through its Sterling LIBOR Lending Office, may suspend the making of or limit advances under the UK Revolving Loan. The UK Borrowing Base shall be reduced by the amount of any Account or any Inventory which


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was included in the UK Borrowing Base, but which Bank of America, acting through its Sterling LIBOR Lending Office, determines fails to meet the respective criteria applicable from time to time for Eligible UK Receivables or Eligible UK Inventory.

      If at any time the total of the aggregate principal amount of the UK Revolving Loan exceeds the UK Borrowing Base, a borrowing base deficiency (each a "UK Borrowing Base Deficiency") shall exist. Each time a UK Borrowing Base Deficiency exists, Berry UK and NIM Holdings, at the sole and absolute discretion of Bank of America, acting through its Sterling LIBOR Lending Office, exercised from time to time, jointly and severally shall pay the UK Borrowing Base Deficiency ON DEMAND to Bank of America, acting through its Sterling LIBOR Lending Office, from time to time.

      Without implying any limitation on Bank of America's discretion, acting through its Sterling LIBOR Lending Office, with respect to the UK Borrowing Base, the criteria for Eligible UK Receivables and for Eligible UK Inventory contained in the respective definitions of Eligible UK Receivables and of Eligible UK Inventory are in part based upon the business operations of NIM Holdings and Berry UK existing on or about the date of this Agreement and upon information and records furnished to Bank of America, acting through its Sterling LIBOR Lending Office, by Berry UK and NIM Holdings. If at any time or from time to time hereafter, the business operations of NIM Holdings or Berry UK changes in any material respect or such information and records furnished to Bank of America, acting through its Sterling LIBOR Lending Office, are materially incorrect or misleading, Bank of America, acting through its Sterling LIBOR Lending Office, in its reasonable discretion, may at any time and from time to time during the duration of this Agreement change such criteria, add new criteria, make existing criteria less onerous, or remove existing criteria; provided, however, that any such change in, or addition or removal of criteria shall be effective only after notice thereof from Bank of America, acting through its Sterling LIBOR Lending Office, to Berry UK or NIM Holdings. Except in emergency circumstances, Bank of America, acting through its Sterling LIBOR Lending Office, agrees to use its commercially reasonable efforts to consult with Berry UK or NIM Holdings prior to the effective date of any addition to, or change in, eligibility criteria, but that Bank of America, acting through its Sterling LIBOR Lending Office, shall have no obligation or duty to reach an agreement with Berry UK or NIM Holdings as a condition of, or prior to, imposing any changes in, or additions to, eligibility criteria. Bank of America, acting through its Sterling LIBOR Lending Office, shall communicate such changed or additional criteria to Berry UK or NIM Holdings from time to time either orally or in writing.

            2.6.4 UK Borrowing Base Report.

            NIM Holdings and Berry UK will furnish to Bank of America, acting through its Sterling LIBOR Lending Office, no less frequently than monthly, as soon as available, but in any event within thirty (30) days of the end of each fiscal month, and, upon the occurrence of an Event of Default or as otherwise provided in this Section 2.6.4, at such other times as may be requested by Bank of America, acting through its Sterling LIBOR Lending Office, a report of the UK Borrowing Base in the form attached hereto as Exhibit A-2 (each a "UK Borrowing Base Report"; collectively, the "UK Borrowing Base Reports") in the form required from time to time by Bank of America, acting through its Sterling LIBOR Lending Office, appropriately completed and duly signed. The UK Borrowing Base Report shall contain


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

the amount and payments on the Accounts included in the UK Borrowing Base, the value of Inventory included in the UK Borrowing Base, and the calculations of the UK Borrowing Base, all in such detail, and accompanied by such supporting and other information, as Bank of America, acting through its Sterling LIBOR Lending Office, may from time to time reasonably request. Upon Bank of America's request, acting through its Sterling LIBOR Lending Office, and upon the creation of any Accounts included in the UK Borrowing Base, NIM Holdings and/or Berry UK, as appropriate, will provide Bank of America, acting through its Sterling LIBOR Lending Office with (a) confirmatory assignment schedules; (b) copies of Account Debtor invoices; (c) evidence of shipment or delivery; and (d) such further schedules, documents and/or information regarding such Accounts and such Inventory as Bank of America, acting through its Sterling LIBOR Lending Office, may reasonably require. The items to be provided under this subsection shall be in form reasonably satisfactory to Bank of America, acting through its Sterling LIBOR Lending Office, and certified as true and correct by a Responsible Officer, and delivered to Bank of America, acting through its Sterling LIBOR Lending Office, from time to time solely for Bank of America's convenience, acting through its Sterling LIBOR Lending Office, in maintaining records of the UK Collateral. The failure of NIM Holdings or Berry UK to deliver any such items to Bank of America, acting through its Sterling LIBOR Lending Office, shall not affect, terminate, modify, or otherwise limit the Liens of Bank of America, acting through its Sterling LIBOR Lending Office, in the UK Collateral. Notwithstanding the foregoing, Berry UK and NIM Holdings acknowledge and agree that Bank of America, acting through its Sterling LIBOR Lending Office, at its option, may require that NIM Holdings and Berry UK furnish to Bank of America, acting through its Sterling LIBOR Lending Office, weekly and, if requested by Bank of America, Sterling LIBOR Lending Office, daily UK Borrowing Base Reports upon the occurrence of a Borrowing Base Trigger Event. Bank of America, acting through its Sterling LIBOR Lending Office, agrees that it shall not be entitled to require that NIM Holdings or Berry UK furnish weekly or daily UK Borrowing Base Reports solely as the result of the occurrence of a Borrowing Base Trigger Event, if Bank of America, acting through its Sterling LIBOR Lending Office, fails to so notify Berry UK and NIM Holdings within ninety (90) days of the date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of Bank of America, acting through its Sterling LIBOR Lending Office. The foregoing sentence, however, shall not prevent Bank of America from later requiring more frequent UK Borrowing Base Reports following the occurrence of any subsequent Borrowing Base Trigger Event; provided, that Bank of America, acting through its Sterling LIBOR Lending Office, so notifies the Borrower within ninety (90) days of date that the Borrower has cured the Borrowing Base Trigger Event to the reasonable satisfaction of Bank of America, acting through its Sterling LIBOR Lending Office.

            2.6.5 UK Revolving Credit Note.

            The joint and several obligation of Berry UK and NIM Holdings to pay the UK Revolving Loan, with interest, shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "UK Revolving Credit Note"). The UK Revolving Credit Note shall be dated as of the date of this Agreement, shall be payable to the order of Bank of America, acting through its Sterling LIBOR Lending Office, at the times provided in the UK Revolving Credit Note, and shall be in the principal amount of the UK Revolving Credit Committed Amount. Berry UK and NIM Holdings acknowledge and agree that, if the outstanding principal balance of the UK Revolving Loan


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

outstanding from time to time exceeds the stated amount of the UK Revolving Credit Note, the excess shall bear interest at the rates provided from time to time for advances under the UK Revolving Loan evidenced by the UK Revolving Credit Note and shall be payable, with accrued interest, ON DEMAND to Bank of America, acting through its Sterling LIBOR Lending Office. The UK Revolving Credit Note shall not operate as a novation of any of the UK Obligations or nullify, discharge, or release any such UK Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.

            2.6.6 Mandatory Prepayments of UK Revolving Loan.

            Subject to the provisions of Section 2.9.4 (Indemnity), upon the request of Bank of America, acting through its Sterling LIBOR Lending Office, pursuant to Section 2.6.3 (UK Borrowing Base), Berry UK and NIM Holdings jointly and severally shall make mandatory prepayments (each a "UK Revolving Loan Mandatory Prepayment" and collectively, the "UK Revolving Loan Mandatory Prepayments") of the UK Revolving Loan at any time and from time to time in order to cover any UK Borrowing Base Deficiency.

            2.6.7 Optional Prepayments of UK Revolving Loan.

            Subject to the provisions of Section 2.9.4 (Indemnity), Berry UK and NIM Holdings shall have the option at any time and from time to time prepay (each a "UK Revolving Loan Optional Prepayment" and collectively the "UK Revolving Loan Optional Prepayments") the UK Revolving Loan, in whole or in part without premium or penalty. UK Revolving Loan Optional Prepayments shall be made following a timely and proper written notice to Bank of America, acting through its Sterling LIBOR Lending Office, with respect thereto specifying the date and amount of any intended UK Revolving Loan Optional Prepayment. The amount to be prepaid shall be paid by Berry UK or NIM Holdings to Bank of America, acting through its Sterling LIBOR Lending Office, on the date specified for such prepayment. Any amounts repaid or prepaid may be readvanced and reborrowed subject to the provisions of this Agreement.

            2.6.8 UK Revolving Loan Account.

            Bank of America, acting through its Sterling LIBOR Lending Office, will establish and maintain a loan account on its books (the "UK Revolving Loan Account") to which Bank of America, acting through its Sterling LIBOR Lending Office, will (a) debit (i) the principal amount of each advance under the UK Revolving Loan made by Bank of America, acting through its Sterling LIBOR Lending Office, hereunder, as of the date made, (ii) the amount of any interest accrued on the UK Revolving Loan as and when due, and (iii) any other amounts due and payable by Berry UK and/or NIM Holdings to Bank of America, acting through its Sterling LIBOR Lending Office, from time to time under the provisions of this Agreement in connection with the UK Obligations, as and when due and payable, and (b) credit all payments made by Berry UK and/or NIM Holdings to Bank of America, acting through its Sterling LIBOR


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

Lending Office, on account of the UK Revolving Loan as of the date made. All credit entries to the UK Revolving Loan Account are conditional and shall be readjusted as of the date made if final and indefeasible payment is not received by Bank of America, at its Sterling LIBOR Lending Office, in cash or solvent credits. Berry UK and NIM Holdings hereby jointly and severally promise to pay to the order of Bank of America, acting through its Sterling LIBOR Lending Office, on the UK Revolving Credit Termination Date, an amount equal to the excess, if any, of all debit entries over all credit entries recorded in the UK Revolving Loan Account under the provisions of this Agreement. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the UK Revolving Loan Account shall be presumed conclusively to be correct, and shall constitute an account stated between Bank of America, acting through its Sterling LIBOR Lending Office, NIM Holdings and Berry UK unless Bank of America, acting through its Sterling LIBOR Lending Office, receives specific written objection thereto from Berry UK or NIM Holdings within thirty (30) Business Days after such statement or reconciliation shall have been sent by Bank of America, acting through its Sterling LIBOR Lending Office. Any and all periodic or other statements or reconciliations, and the information contained in those statements or reconciliations, of the UK Revolving Loan Account shall be final, binding and conclusive upon Berry UK and NIM Holdings in all respects, absent manifest error, unless Bank of America, acting through its Sterling LIBOR Lending Office, receives specific written objection thereto from Berry UK or NIM Holdings within thirty (30) Business Days after such statement or reconciliation shall have been sent by Bank of America, acting through its Sterling LIBOR Lending Office.

            2.6.9 UK Revolving Credit Facility Fee.

            Berry UK and NIM Holdings jointly and severally shall pay to Bank of America, acting through its Sterling LIBOR Lending Office, in Pounds Sterling (for the benefit of Bank of America, acting through its Sterling LIBOR Lending Office, and each of the Lenders) annually, in advance, a UK Revolving Credit Facility fee (collectively, the "UK Revolving Credit Facility Fees" and individually, a "UK Revolving Credit Facility Fee") in an amount equal to one-eighth of one percent (1/8%) per annum (calculated on the basis of actual number of days elapsed in a year of 365 days) of the UK Revolving Credit Committed Amount in effect from time to time. The accrued and unpaid UK Revolving Credit Facility Fee shall be paid by Berry UK and NIM Holdings to Bank of America, acting through its Sterling LIBOR Lending Office, on July 2, 2000 and on each anniversary date thereof. Bank of America, acting through its Sterling LIBOR Lending Office, agrees to remit to each Lender its UK Revolving Credit Pro Rata Share of each UK Revolving Credit Facility Fee promptly following the receipt by Bank of America, acting through its Sterling LIBOR Lending Office, in collected funds and in Pounds Sterling, of payment from Berry UK and/or NIM Holdings of such UK Revolving Credit Facility Fee.

      Section 2.7 UK Term Loan Facility.

            2.7.1 UK Term Loan Commitments.

            Subject to and upon the terms of this Agreement, Bank of America, acting through its Sterling LIBOR Lending Office, has made a loan (the "UK Term Loan") to NIM Holdings in the principal amount of Four Million Five Hundred Thousand Pounds Sterling ((pound)4,500,000) (the "UK Term Loan Committed Amount"). Subject to the terms and conditions of Section 2.8.5, each Lender has an undivided participating interest in (a) the rights and obligations of Bank of America, acting through its Sterling LIBOR Lending Office, in the UK Term Loan, and (b) the UK Obligations with respect to such advance in an amount equal to the


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

proportionate share set forth below opposite each Lender's name (herein called such Lender's "UK Term Loan Pro Rata Share"), which amounts are calculated as of May 2, 2000:

--------------------------------------------------------------------------------
                              UK Term Loan Committed     UK Term Loan Pro Rata
          Lender                      Amount                     Share
--------------------------------------------------------------------------------
           Fleet               (pound)532,798.75                18.182%
--------------------------------------------------------------------------------
        GE Capital             (pound)577,193.76                19.697%
--------------------------------------------------------------------------------
      Bank of America          (pound)577,193.76                19.697%
--------------------------------------------------------------------------------
          Heller               (pound)444,008.73                15.152%
--------------------------------------------------------------------------------
            PNC                (pound)444,008.73                15.152%
--------------------------------------------------------------------------------
          LaSalle              (pound)355,160.09                12.120%
--------------------------------------------------------------------------------
  UK Term Loan Committed
          Amount             (pound)2,930,363.82                 100%
--------------------------------------------------------------------------------

            The obligation of Bank of America, acting through its Sterling LIBOR Lending Office, to make the UK Term Loan and each Lender to purchase a participation interest in the UK Term Loan is herein called its "UK Term Loan Commitment". The UK Term Loan Commitment of Bank of America, acting through its Sterling LIBOR Lending Office, and each of the Lenders are herein collectively referred to as the "UK Term Loan Commitments". None of the Lenders shall be responsible for the UK Term Loan Commitment of any of the other Lenders; the failure, however, of any Lender to perform its UK Term Loan Commitment shall not relieve any of the other Lenders from the performance of their respective UK Term Loan Commitments. As of the Closing Date, the unpaid principal balance of the UK Term Loan is (pound)2,930,363.82.

            2.7.2 Amortization of UK Term Loan; the UK Term Loan Note.

            The unpaid principal balance of the UK Term Loan shall be due and payable in monthly installments of principal on the first day of each calendar month, each in the following amounts during the following periods:

            Period                                      Amount
            ------                                      ------

            April 1, 2000
            through and including September 1, 2000  (pound)70,835

            All times thereafter                     (pound)80,835

            Unless sooner paid, the unpaid principal balance of the UK Term Loan, together with interest accrued and unpaid thereon, shall be due and payable in full on the UK Revolving Credit Termination Date.

            The obligation of NIM Holdings to pay the UK Term Loan, with interest, shall be evidenced by a promissory note (as from time to time extended, amended, restated, supplemented or otherwise modified, the "UK Term Loan Note"). The UK Term Loan Note


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

shall be dated as the date hereof and shall be payable to the order of Bank of America, acting through its Sterling LIBOR Lending Office, at the times provided in the UK Term Loan Note, and shall be in the principal amount of the UK Term Loan Committed Amount.

            2.7.3 Mandatory Prepayments of UK Term Loan.

            Subject to the provisions of Section 2.9.4 (Indemnity), NIM Holdings shall make mandatory prepayments (each a "UK Term Loan Mandatory Prepayment" and collectively the "UK Term Loan Mandatory Prepayments") of the UK Term Loan to Bank of America, acting through its Sterling LIBOR Lending Office, annually. Each UK Term Loan Mandatory Prepayment shall be in the amount of (a) any portion of the purchase price for the stock issued by Berry UK which is returned to NIM Holdings or the Borrower as a purchase price adjustment resulting from any event other than the indemnification of losses resulting from a breach of a representation or warranty by the Seller, all in accordance with the terms of the purchase agreement governing NIM Holdings' acquisition of Berry UK and shall be payable on the date NIM Holdings or the Borrower receives such amount from or on behalf of the seller of the Berry UK stock and (b) the UK Excess Cash Flow for the then preceding fiscal year and shall be payable on the date the Borrower shall furnish to the Agent the annual financial statements referred to in
Section 6.1.1 (Financial Statements). If, however, the Borrower fails to furnish such financial statements in any given year as and when required, NIM Holdings shall be required to pay the UK Term Loan Mandatory Prepayment payable during such calendar year on the date which is ninety (90) days after the close of NIM Holdings's then preceding fiscal year. NIM Holdings shall pay to Bank of America, acting through its Sterling LIBOR Lending Office, on the date of each required UK Term Loan Mandatory Prepayment accrued interest to such date on the amount prepaid. Each partial UK Term Loan Mandatory Prepayment shall be applied against the principal installments of the UK Term Loan in the inverse order of their maturities. In addition to the foregoing, the Borrower shall make a UK Term Loan Mandatory Prepayment on behalf of NIM Holdings to the extent of any Excess Cash Flow remaining after payment of the Term Loans B in full.

            2.7.4 Optional Prepayments of UK Term Loan.

            Subject to the provisions of Section 2.9.4 (Indemnity), NIM Holdings may, at its option, at any time and from time to time, prepay (each a "UK Term Loan Optional Prepayment" and collectively the "UK Term Loan Optional Prepayments") the UK Term Loan, in whole or in part, upon five (5) Business Days prior written notice, specifying the date and amount of prepayment. The amount to be so prepaid, together with interest accrued thereon to date of prepayment if the amount is intended as a prepayment of the UK Term Loan in whole, shall be paid by NIM Holdings to Bank of America at its Sterling LIBOR Lending Office on the date specified for such prepayment. Partial UK Term Loan Optional Prepayments shall be applied against the principal installments of the UK Term Loan in the inverse order of their maturities.


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

      Section 2.8 General Letter of Credit Provisions and Participation Provisions for UK Credit Facilities.

            2.8.1 Procedures for Letters of Credit and Bond Letters of Credit.

            If any change after the Closing Date in any law or regulation or in the interpretation thereof by any court or other Governmental Authority charged with the administration thereof shall either (a) impose, modify or deem applicable any reserve, special deposit or similar requirement against Letters of Credit or Bond Letters of Credit issued by the Agent, or (b) impose on the Agent or any of the Lenders any other condition regarding this Agreement, any Letter of Credit or any Bond Letter of Credit, and the result of any event referred to in clauses (a) or (b) above shall be to increase the cost to the Agent of issuing, maintaining or extending the Letter of Credit or the Bond Letter of Credit or the cost to any of the Lenders of funding any obligation under or in connection with the Letter of Credit or the Bond Letter of Credit (which increase in cost shall be the result of the Agent's reasonable allocation of the aggregate of such cost increases resulting from such events), then, upon demand by the Agent, the Borrower shall immediately pay to the Agent from time to time as specified by the Agent, additional amounts which shall be sufficient to compensate the Agent and the Lenders for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at a rate per annum equal to the then highest current rate of interest on the Revolving Loan. A certificate as to such increased cost incurred by the Agent and/or any of the Lenders, submitted by the Agent to the Borrower, shall be conclusive, absent manifest error.

            2.8.2 General Letter of Credit Provisions.

            The Borrower hereby instructs the Agent to pay any draft complying with the terms of any Letter of Credit or any Bond Letter of Credit irrespective of any instructions of the Borrower to the contrary. The Borrower assume all risks of the acts and omissions of the beneficiary and other users of any Letter of Credit or any Bond Letter of Credit. The Agent, the Lenders and their respective branches, Affiliates and/or correspondents shall not be responsible for and the Borrower hereby indemnifies and holds the Agent, the Lenders and their respective branches, Affiliates and/or correspondents harmless from and against all liability, loss and expense (including reasonable attorney's fees and costs) incurred by the Agent, the Lenders and/or their respective branches, Affiliates and/or correspondents relative to and/or as a consequence of (a) any failure by the Borrower to perform the agreements hereunder and under any Letter of Credit Agreement or under any Bond Letter of Credit Agreement, (b) any Letter of Credit Agreement, any Bond Letter of Credit Agreement, this Agreement, any Letter of Credit, any Bond Letter of Credit and any draft, draw and/or acceptance under or purported to be under any Letter of Credit or any Bond Letter of Credit, (c) any action taken or omitted by the Agent, any of the Lenders and/or any of their respective branches, Affiliates and/or correspondents at the request of the Borrower, other than acts of willful misconduct and gross negligence, (d) any failure or inability to perform in accordance with the terms of any Letter of Credit or any Bond Letter of Credit by reason of any control or restriction rightfully or wrongfully exercised by any defacto or dejure Governmental Authority, group or individual asserting or exercising governmental or paramount powers, and/or (e) any consequences arising from causes beyond the control of the Agent, any of the Lenders and/or any of their respective branches, Affiliates and/or correspondents.

            Except for willful misconduct and gross negligence, the Agent, the Lenders and their respective branches, Affiliates and/or correspondents, shall not be liable or responsible in any respect for any (a) error, omission, interruption or delay in transmission, dispatch or delivery of any one or more messages or advices in connection with any Letter of Credit or any Bond Letter of Credit, whether transmitted by cable, telegraph, mail or otherwise and despite any cipher or code which may be employed, and/or (b) action, inaction or omission which may be taken or suffered by it or them in good faith or through inadvertence in identifying or failing to identify any beneficiary or otherwise in connection with any Letter of Credit or any Bond Letter of Credit.

            Any Letter of Credit or any Bond Letter of Credit may be amended, modified or revoked only upon the receipt by the Agent from the Borrower and the beneficiary (including any transferee and/or assignee of the original beneficiary), of a written consent and request therefor.

            If any Laws, order of court and/or ruling or regulation of any Governmental Authority of the United States (or any state thereof) and/or any country other than the United States permits a beneficiary under a Letter of Credit or a Bond Letter of Credit to require the Agent, the Lenders and/or any of their respective branches, Affiliates and/or correspondents to pay drafts under or purporting to be under a Letter of Credit or a Bond Letter of Credit after the expiration date of the Letter of Credit or the Bond Letter of Credit, respectively, the Borrower shall reimburse the Agent and the Lenders, as appropriate, for any such payment pursuant to provisions of Section 2.4.5 (Payments of Letter of Credit) or Section 2.5.4 (Payments of Bond Letters of Credit), as appropriate.

            Except as may otherwise be specifically provided in a Letter of Credit, a Bond Letter of Credit, a Letter of Credit Agreement or a Bond Letter of Credit Agreement, the laws of the State of Maryland and the Uniform Customs and Practice for Documentary Credits, 1995 Revision, International Chamber of Commerce Publication No. 500 shall govern the Letters of Credit and the Bond Letters of Credit. The Laws, rules, provisions and regulations of the Uniform Customs and Practice for Documentary Credits are hereby incorporated by reference. In the event of a conflict between the Uniform Customs and Practice for Documentary Credits and the laws of the State of Maryland, the Uniform Customs and Practice for Documentary Credits shall prevail.

            2.8.3 Participations in the Letters of Credit and the Bond Letters of Credit.

            Each Lender hereby irrevocably authorizes the Agent to issue Letters of Credit and the Bond Letters of Credit in accordance with the provisions of this Agreement. As of the date each Letter of Credit or each Bond Letter of Credit is opened or issued by the Agent pursuant to the provisions of this Agreement, each Lender shall have an undivided participating interest in (a) the rights and obligations of the Agent under each such Letter of Credit and each such Bond Letter of Credit, and (b) the Outstanding Letter of Credit Obligations and the Outstanding Bond Letter of Credit Obligations of the Borrower with respect to such Letter of Credit and Bond Letter of Credit, as appropriate, in an amount equal to each Lender's Revolving

Credit Pro Rata Share of such Outstanding Letter of Credit Obligations and Outstanding Bond Letter of Credit Obligations.

            2.8.4 Payments by the Lenders to the Agent.

            If the Borrower fails to pay to the Agent any Current Letter of Credit Obligations or any Current Bond Letter of Credit Obligations as and when due and payable, the Agent shall promptly notify each of the Lenders and shall demand payment from each of the Lenders such Lender's Revolving Credit Pro Rata Share of such unpaid Current Letter of Credit Obligations and unpaid Current Bond Letter of Credit Obligations, as appropriate. In addition, if any amount paid to the Agent on account of Current Letter of Credit Obligations or any Current Bond Letter of Credit Obligations is rescinded or required to be restored or turned over by the Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor, trustee, conservator or similar officer for the Borrower, or is otherwise not indefeasibly covered by an advance under the Revolving Loan, the Agent shall promptly notify each of the Lenders and shall demand payment from each of the Lenders of its Revolving Credit Pro Rata Share of its portion of the Current Letter of Credit Obligations and/or Current Bond Letter of Credit Obligations to be remitted to the Borrower.

            Each of the Lenders irrevocably and unconditionally agrees to honor any such demands for payment under this Section and promises to pay to the Agent's account on the same Business Day as demanded the amount of its Revolving Credit Pro Rata Share of the Current Letter of Credit Obligations and Current Bond Letter of Credit Obligations, as appropriate, in immediately available funds, without any setoff, counterclaim or deduction of any kind. Any payment by a Lender hereunder shall in no way release, discharge or lessen the obligation of the Borrower to pay Current Letter of Credit Obligations or to pay Current Bond Letter of Credit Obligations to the Agent in accordance with the provisions of this Agreement.

            The obligation of each of the Lenders to remit the amounts of its Revolving Credit Pro Rata Share of Current Letter of Credit Obligations and Current Bond Letter of Credit Obligations for the account of the Agent pursuant to this Section shall be unconditional and irrevocable under any and all circumstances and may not be terminated, suspended or delayed for any reason whatsoever, provided that all payments of such amounts by each of the Lenders shall be without prejudice to the rights of each of the Lenders with respect to the Agent's alleged willful misconduct. Any claim any Lender may have against the Agent as a result of the Agent's alleged willful misconduct may be brought by such Lender in a separate action against the Agent but may not be used as a defense to payment under the provisions of this Section.

            No failure of any Lender to remit the amount of its Revolving Credit Pro Rata Share of Current Letter of Credit Obligations and/or Current Bond Letter of Credit Obligations to the Agent pursuant to this Section shall affect the obligations of the Agent under any Letter of Credit or under any Bond Letter of Credit, and if any Lender does not remit to the Agent the amount of its Revolving Credit Pro Rata Share of Current Letter of Credit Obligations and/or Current Bond Letter of Credit Obligations on the same day as demanded, then without limiting such Lender's obligation to transmit funds on the same Business Day as demanded, such Lender shall be obligated to pay, on demand of the Agent and without setoff, counterclaim or


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

deduction of any kind whatsoever interest on the unpaid amount at the Federal Funds Rate for each day from the date such amount shall be due and payable to the Agent until the date such amount shall have been paid in full to the Agent by such Lender.

            No Lender shall have any obligation to pay to the Agent such Lender's Pro Rata Share of unpaid Current Letter of Credit Obligations and/or unpaid Current Bond Letter of Credit Obligations, if the Borrower shall not be obligated to reimburse the Agent for such unpaid Current Letter of Credit Obligations and/or unpaid Current Bond Letter of Credit Obligations, respectively, because of the Agent's wrongful payment of a Letter of Credit and/or Bond Letter of Credit made as a result of the Agent's willful misconduct or gross negligence.

            2.8.5 Participations in the UK Credit Facilities.

            Each Lender hereby irrevocably authorizes Bank of America, acting through its Sterling LIBOR Lending Office, to make advances under the UK Revolving Loan and to make the UK Term Loan in accordance with the provisions of this Agreement. As of the date each such Loan is made, each Lender shall have an undivided participating interest in (a) the rights and obligations of Bank of America, acting through its Sterling LIBOR Lending Office, under each such Loan, and (b) the UK Obligations with respect to such Loan, in an amount equal to each Lender's Pro Rata Share thereof, subject to the rights of Bank of America, acting through its Sterling LIBOR Lending Office, to receive and retain payment of all or a portion of the interest on the UK Obligations as set forth in this Section. If Berry UK or NIM Holdings fail to pay to Bank of America, acting through its Sterling LIBOR Lending Office, any UK Obligations as and when due and payable, Bank of America, acting through its Sterling LIBOR Lending Office, shall promptly notify each of the Lenders and shall demand payment from each of the Lenders of such Lender's Pro Rata Share of such unpaid UK Obligations. In addition, if any amount paid to Bank of America, acting through its Sterling LIBOR Lending Office, on account of the UK Obligations is rescinded or required to be restored or turned over by Bank of America, acting through its Sterling LIBOR Lending Office, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Berry UK or NIM Holdings or upon or as a result of the appointment of a receiver, intervenor, trustee, conservator or similar officer for Berry UK or NIM Holdings, Bank of America, acting through its Sterling LIBOR Lending Office, shall promptly notify each of the Lenders and shall demand payment from each of the Lenders of its Pro Rata Share of its portion of the UK Obligations to be remitted to Berry UK or NIM Holdings. Each of the Lenders irrevocably and unconditionally agrees to honor any such demands for payment under this Section and promises to pay to the account of Bank of America, acting through its Sterling LIBOR Lending Office, on the same Business Day as demanded the amount of its Pro Rata Share of the UK Obligations in Pounds Sterling, in immediately available funds, without any setoff, counterclaim or deduction of any kind. Any payment by a Lender hereunder shall in no way release, discharge or lessen the obligation of Berry UK or NIM Holdings to pay the UK Obligations to Bank of America, acting through its Sterling LIBOR Lending Office, in accordance with the provisions of this Agreement. The date on which a payment is made by a Lender to Bank of America, acting through its Sterling LIBOR Lending Office, shall be referred to as a "UK Payment Date".

            The obligation of each of the Lenders to remit the amounts of its Pro Rata Share of the UK Obligations for the account of Bank of America, acting through its Sterling


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LIBOR Lending Office, pursuant to this Section shall be unconditional and irrevocable under any and all circumstances and may not be terminated, suspended or delayed for any reason whatsoever, provided that all payments of such amounts by each of the Lenders shall be without prejudice to the rights of each of the Lenders with respect to the alleged willful misconduct of Bank of America, acting through its Sterling LIBOR Lending Office. Any claim any Lender may have against Bank of America, acting through its Sterling LIBOR Lending Office, as a result of the alleged willful misconduct of Bank of America, acting through its Sterling LIBOR Lending Office, may be brought by such Lender in a separate action against Bank of America, acting through its Sterling LIBOR Lending Office, but may not be used as a defense to payment under the provisions of this Section.

            All interest on the unpaid principal balance of the UK Obligations shall be payable to, and retained by, Bank of America, acting through its Sterling LIBOR Lending Office, except with respect to those UK Obligations for which Bank of America, acting through its Sterling LIBOR Lending Office, has demanded and received payment from a Lender pursuant to the provisions of this Section (each a "UK Lender Payment"), in which case, the Lender making such payment shall be entitled to receive from Berry UK and NIM Holdings all interest payable on the UK Obligations represented by such UK Lender Payment at all times from and after the UK Payment Date for such UK Lender Payment, excluding, however, any portion of the UK Obligations consisting of the Mandatory Liquid Assets Cost Rate on such UK Obligations (the "Lender's Share of UK Interest"). Any payments received by Bank of America, acting through its Sterling LIBOR Lending Office, which are payable to a Lender shall be paid to such Lender in Sterling in accordance with all payments to be made by the Agent to a Lender under the provisions of Section 2.12. Notwithstanding the foregoing, Bank of America, acting through its Sterling LIBOR Lending Office, agrees that if the Mandatory Liquid Assets Cost Rate payable by Bank of America, acting through its Sterling LIBOR Lending Office, to the Bank of England is decreased as a result of a UK Lender Payment made by a Lender and such Lender as a result must pay a Mandatory Liquid Assets Cost Rate, such Lender shall be entitled to its Pro Rata Share of the Mandatory Liquid Assets Cost Rate relating to such UK Lender Payment.

            Except to the extent that Bank of America, acting through its Sterling LIBOR Lending Office, shall have made demand on the Lenders for payment of their Pro Rata Share of the UK Obligations (the "UK Obligations Demand Date"), Bank of America, acting through its Sterling LIBOR Lending Office, shall remit to each Lender from time to time (but at least once monthly) such Lender's Pro Rata Share of that portion of the interest paid to, and received by, Bank of America, acting through its Sterling LIBOR Lending Office, in collected funds on account of such Lender's unfunded UK Obligations calculated at the Applicable Margin (excluding the Mandatory Liquid Assets Cost Rate) for such UK Obligations only; Bank of America, acting through its Sterling LIBOR Lending Office, shall retain all interest calculated at the LIBOR Base Rate. Such payments shall be payable to the Lenders in consideration of their agreement to purchase a participation interest in the UK Obligations in accordance with the provisions of this Agreement, but shall be payable only if and to the extent Bank of America, acting through its Sterling LIBOR Lending Office, has received the interest payment which is the basis for such fee.


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

      Section 2.9 Interest.

            2.9.1 Applicable Interest Rates.

                  (a) Each Loan shall bear interest until maturity (whether by acceleration, declaration, extension or otherwise) at either the Alternate Base Rate or the LIBOR Rate, as selected and specified by the Borrower, Berry UK or NIM Holdings, as appropriate, in an Interest Rate Election Notice furnished to the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate, in accordance with the provisions of Section 2.9.2(e) (Selection of Interest Rates), or as otherwise determined in accordance with the provisions of this Section 2.9, and as may be adjusted from time to time in accordance with the provisions of Section 2.9.3 (Inability to Determine LIBOR Base Rate). Notwithstanding the foregoing, all Loans made to Berry UK and/or NIM Holdings under the UK Credit Facilities must bear interest at the LIBOR Rate only; neither Berry UK nor NIM Holdings may select the Alternate Base Rate as the Applicable Interest Rate for any Loan made to Berry UK or NIM Holdings under any of the Credit Facilities.

                  (b) Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, at the option of the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate, all Loans and all other Obligations shall bear interest at the Post-Default Rate.

                  (c) The Applicable Margin for (i) LIBOR Loans, other than the UK Term Loans, Term Loans A and Term Loans B shall be two hundred (200) basis points per annum, (ii) LIBOR Loans consisting of Term Loans A, shall be two hundred twenty-five (225) basis points per annum, (iii) LIBOR Loans consisting of the UK Term Loans, shall be two hundred fifty (250) basis points per annum,
(iv) LIBOR Loans consisting of Term Loans B, shall be two hundred seventy-five
(275) basis points per annum, (v) Base Rate Loans consisting of the Revolving Loan, shall be zero, (vi) Base Rate Loans consisting of Term Loans A, shall be twenty-five (25) basis points per annum, and (vii) Base Rate Loans consisting of Term Loans B, shall be seventy-five (75) basis points, unless and until a change is required by the operation of Section 2.9.1(d). In addition, the Mandatory Liquid Asset Cost Rate shall be added to the Applicable Margin for each LIBOR Loan made or to be made under the UK Credit Facilities.

                  (d) Subsequent to the Agent's receipt of the Borrower's quarterly financial statements for the period ending September 30, 2000 to be furnished to the Agent pursuant to Section 6.1.1(c) (Quarterly Statements), changes in the Applicable Margin for all Loans (other than Loans under the UK Credit Facilities) may be made, but not more frequently than one such change per quarter based on the Borrower's Pricing Ratio, tested as of the end of each fiscal quarter and the end of each fiscal year, determined by the Agent based on the annual and quarterly financial statements required by Section 6.1.1(a) (Annual Statements) and 6.1.1(c) (Quarterly Statements), as appropriate. Any change in the Applicable Margin shall be effective as of the test date of the Pricing Ratio, as appropriate, but shall not effect any change to the Applicable Margins for the UK Credit Facilities. The Applicable Margin shall vary depending upon the Borrower's Pricing Ratio, as follows:


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        ----------------------------------------------------------
                                                   Change in
                    Pricing Ratio              Applicable Margin
        ----------------------------------------------------------
        greater than or equal to 4.5 to 1.0        +50 b.p.
        ----------------------------------------------------------
        greater than or equal to 4.0. to
        1.0, but less than 4.5 to 1.0               +25b.p.
        ----------------------------------------------------------
        greater than or equal to 2.75 to
        1.0, but less than 4.0 to 1.0             No change.
        ----------------------------------------------------------
        less than 2.75 to 1.0                      -25 b.p.
        ----------------------------------------------------------

            2.9.2 Selection of Interest Rates.

                  (a) The Borrower may select the initial Applicable Interest Rate or Applicable Interest Rates to be charged on the Loans under the Domestic Credit Facilities and Berry UK or NIM Holdings may select an initial Sterling LIBOR Rate or Sterling LIBOR Rates to be charged on the Loans under the UK Credit Facilities.

                  (b) From time to time after the date of this Agreement as provided in this Section, by a proper and timely Interest Rate Election Notice furnished to the Agent or Bank of America, as appropriate, in accordance with the provisions of Section 2.9.2(e), the Borrower, Berry UK or NIM Holdings, as appropriate, may select an initial Applicable Interest Rate or Applicable Interest Rates for any Loans or may convert the Applicable Interest Rate and, when applicable, the Interest Period, for any existing Loan to any other Applicable Interest Rate or, when applicable, any other Interest Period.

                  (c) The selection of an Applicable Interest Rate and/or an Interest Period, the election to convert an Applicable Interest Rate and/or an Interest Period to another Applicable Interest Rate or Interest Period, and any other adjustments in an interest rate are subject to the following limitations:

                        (i) neither the Borrower, Berry UK nor NIM Holdings
                  shall at any time select or change to an Interest Period that extends beyond the Revolving Credit Termination Date in the case of the Revolving Loan, or the UK Revolving Credit Termination Date in the case of the UK Revolving Loan or the UK Term Loans or beyond the scheduled maturity of the Term Loans in the case of the Term Loans. In addition, only a Sterling Interest Period may be selected for a Sterling LIBOR Loan and only a Dollar Interest Period may be selected for a Dollar LIBOR Loan.

                        (ii) no change from the LIBOR Rate to the Alternate Base
                  Rate shall become effective on a day other than a Business Day and unless Bank of America or the Lenders, as appropriate, receive any compensation payable pursuant to Section 2.9.4 (Indemnity), on a day which is the last day of the then current Interest Period, no change of an Interest Period shall become effective on a day other than the last day of the then current Interest Period, and no change from the Alternate Base Rate to the


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

                  LIBOR Rate shall become effective on a day other than a day which is a Business Day. Neither the Alternate Base Rate nor the Dollar LIBOR Rate is available at any time as an Applicable Interest Rate for any Loans under the UK Credit Facilities, and the Sterling LIBOR Rate is not available at any time as an applicable Interest Rate for any Loans under the Domestic Credit Facilities.

                        (iii) any Applicable Interest Rate change for any Loan
                  to be effective on a date on which any principal payment on account of such Loan is scheduled to be paid shall be made only after such payment shall have been made,

                        (iv) no more than three (3) different LIBOR Rates may be
                  outstanding at any time and from time to time with respect to each of the Revolving Loan or the UK Revolving Loan,

                        (v) no more than two (2) different LIBOR Rates may be
                  outstanding at any time and from time to time with respect to each of the Term Loans or the UK Term Loans,

                        (vi) the first day of each Interest Period shall be a
                  Business Day,

                        (vii) as of the effective date of a selection, there
                  shall not exist a Default or an Event of Default, and

                        (viii) the minimum principal amount of a LIBOR Loan
                  under the Domestic Credit Facilities shall be One Million Dollars ($1,000,000) and the minimum principal amount of a LIBOR Loan under the UK Credit Facilities shall be One Hundred Fifty Thousand Pounds Sterling ((pound)150,000).

                  (d) If a request for an advance under the Loans is not accompanied by an Interest Rate Election Notice or does not otherwise include a selection of an Applicable Interest Rate and, if applicable, an Interest Period, or if, after having made a selection of an Applicable Interest Rate and, if applicable, an Interest Period, the Borrower, Berry UK or NIM Holdings fails or is not otherwise entitled under the provisions of this Agreement to continue such Applicable Interest Rate or Interest Period, the Borrower shall be deemed to have selected the Alternate Base Rate as the Applicable Interest Rate until such time as the Borrower shall have selected a different Applicable Interest Rate and specified an Interest Period in accordance with, and subject to, the provisions of this Section and Berry UK and NIM Holdings shall be deemed to have selected a 30-day Interest Period and the LIBOR Rate.

                  (e) Neither Bank of America, acting through its Sterling LIBOR Lending Office nor the Lenders will be obligated to make Loans, to convert the Applicable Interest Rate on Loans to another Interest Rate, or to change Interest Periods, unless Bank of America, acting through its Sterling LIBOR Lending Office, or the Agent, as appropriate, shall have received


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

an irrevocable written or telephonic notice (an "Interest Rate Election Notice") from the Borrower, Berry UK or NIM Holdings, as appropriate, specifying the following information:

                        (i) the amount to be borrowed or converted,

                        (ii) a selection of the Alternate Base Rate or the LIBOR
                  Rate (except that the Alternate Base Rate shall not be available as an Applicable Interest Rate on any Loans made or to be made under the UK Credit Facilities),

                        (iii) the length of the Interest Period if the
                  Applicable Interest Rate selected is the LIBOR Rate, and

                        (iv) the requested date on which such election is to be
                  effective.

Any telephonic notice must be confirmed in writing within three (3) Business Days. Each Interest Rate Election Notice for a Loan under the Domestic Credit Facilities must be received by the Agent not later than 10:00 a.m. (Baltimore City Time) on the Business Day of any requested borrowing or conversion in the case of a selection of the Alternate Base Rate and not later than 10:00 a.m. (Baltimore City Time) on the third Business Day before the effective date of any requested borrowing or conversion in the case of a selection of the LIBOR Rate. Each Interest Rate Election Notice for a Loan under the UK Credit Facilities must be received by Bank of America, acting through its Sterling LIBOR Lending Office, not later than 10:00 a.m. (London Time) on the Business Day of any requested borrowing or conversion.

            2.9.3 Inability to Determine LIBOR Base Rate.

                  In the event that (a) the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, shall have determined that, by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the LIBOR Base Rate for any requested Interest Period with respect to a Loan, the Borrower, Berry UK and/or NIM Holdings, as appropriate, shall have requested to be made or to be converted to a LIBOR Loan or (b) the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, shall determine that the LIBOR Base Rate for any requested Interest Period with respect to a Loan the Borrower, Berry UK and/or NIM Holdings, as appropriate, shall have requested to be made or to be converted to a LIBOR Loan does not adequately and fairly reflect the cost to Bank of America, acting through its Sterling LIBOR Lending Office, or the Lenders, as appropriate, of funding or converting such Loan, the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, as applicable, shall give telephonic or written notice of such determination to the Borrower, Berry UK and/or NIM Holdings, as appropriate, at least one (1) day prior to the proposed date for funding or converting such Loan. If such notice is given, any request for a Dollar LIBOR Loan shall be made or converted to an Alternate Base Rate Loan and any Sterling LIBOR Loan shall accrue interest at the rate certified by Bank of America, acting through its Sterling LIBOR Lending Office, to be the rate at which it currently offers loans in Sterling to its best customers. Until such notice has been withdrawn by the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, the Borrower, Berry UK and NIM Holdings will not request that any Loan be made or converted to a LIBOR Loan.


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

            2.9.4 Indemnity.

            The Borrower agrees to indemnify and reimburse the Lenders and to hold the Lenders harmless from any loss, cost (including administrative costs) or expense which any one or more of the Agent or the Lenders may sustain or incur as a consequence of (a) a default by the Borrower, Berry UK or NIM Holdings in payment when due of the principal amount of or interest on any LIBOR Loan, including, any LIBOR Loan made under the UK Credit Facilities, (b) the failure of the Borrower, Berry UK or NIM Holdings to make, or convert the Applicable Interest Rate of, a LIBOR Loan after the Borrower, Berry UK or NIM Holdings has given a Loan Notice or an Interest Rate Election Notice, (c) the failure of the Borrower, Berry UK or NIM Holdings to make any prepayment of a LIBOR Loan after the Borrower, Berry UK or NIM Holdings has given notice of such intention to make such a prepayment, and/or (d) the making by the Borrower, Berry UK or NIM Holdings of a prepayment of a LIBOR Loan on a day which is not the last day of the Interest Period for such LIBOR Loan, calculated as provided in the following paragraph, including, without limitation, any such loss or expense arising from the reemployment of funds obtained by the Agent and/or any of the Lenders to maintain any LIBOR Loan or from fees payable to terminate the deposits from which such funds were obtained. Berry UK and NIM Holdings jointly and severally agree to indemnify and reimburse the Lenders and to hold the Lenders harmless from any loss, cost (including administrative costs) or expense which any one or more of the Lenders may sustain or incur as a consequence of
(a) a default by Berry UK or NIM Holdings in payment when due of the principal amount of or interest on any LIBOR Loan made under the UK Credit Facilities, (b) the failure of Berry UK or NIM Holdings to make, or convert the Applicable Interest Rate of, a LIBOR Loan made under the UK Credit Facilities after Berry UK or NIM Holdings has given a Loan Notice or an Interest Rate Election Notice,
(c) the failure of Berry UK or NIM Holdings to make any prepayment of a LIBOR Loan made under the UK Credit Facilities after Berry UK or NIM Holdings has given notice of such intention to make such a prepayment, and/or (d) the making by Berry UK or NIM Holdings of a prepayment of a LIBOR Loan made under the UK Credit Facilities on a day which is not the last day of the Interest Period for such LIBOR Loan, calculated as provided in the following paragraph, including, without limitation, any such loss or expense arising from the reemployment of funds obtained by any of the Lenders to maintain any LIBOR Loan made under the UK Credit Facilities or from fees payable to terminate the deposits from which such funds were obtained, but excluding loss of anticipated profits. This agreements and covenants of the Borrower, Berry UK and NIM Holdings shall survive termination or expiration of this Agreement and payment of the Obligations.

            Contemporaneously with any prepayment of principal of a LIBOR Loan, a prepayment fee shall be due and payable to the Lenders in an amount equal to any loss or expense (other than loss of anticipated profits) arising from the reemployment of funds obtained by any Lender to fund or maintain any LIBOR Loan or from fees payable to terminate the deposits from which such funds were obtained. Neither the Agent nor any of the Lenders shall be obligated to accept any prepayment of principal unless it is accompanied by the prepayment fee, if any, due in connection therewith as calculated pursuant to the provisions of this paragraph. No prepayment fee payable in connection herewith shall in any event or under any circumstances be deemed or construed as a penalty. The Borrower shall be liable for the payment of all prepayment fees due under this
Section 2.10.4, whether relating to the Domestic Credit Facilities or the UK Credit Facilities; Berry UK and NIM Holdings, however, shall be jointly and severally liable only for the payment of those prepayment fees which relate solely to the UK Credit Facilities.

            2.9.5 Payment of Interest.

                  (a) Unpaid and accrued interest on any Base Rate Loan shall be paid monthly, in arrears, on the first day of each calendar month, commencing on the first such date after the date of this Agreement, and on the first day of each calendar month thereafter, and at maturity (whether by acceleration, declaration, extension or otherwise).

                  (b) Notwithstanding the foregoing, any and all unpaid and accrued interest on any Base Rate Loan converted to a LIBOR Loan or prepaid shall be paid immediately upon such conversion and/or prepayment, as appropriate.

                  (c) Unpaid and accrued interest on any LIBOR Loan shall be paid, in arrears, on the last day of the applicable LIBOR Interest Period and at maturity (whether by acceleration, declaration, extension or otherwise). Notwithstanding anything to the contrary contained herein, the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, agree that neither the Borrower, Berry UK nor NIM Holdings shall have any obligation to make any payment pursuant to the provisions of Section 2.9.4 (Indemnity) resulting solely from the payment of accrued interest on a date other than the expiration date of an Interest Period.

      Section 2.10 General Financing Provisions.

            2.10.1 Borrower's Representatives.

                  (a) The Borrower hereby represents and warrants to the Agent and the Lenders that the Borrower and each Subsidiary Guarantor will derive benefits, directly and indirectly, from each Letter of Credit, from each Bond Letter of Credit and from each Loan, both in their separate capacity and as a member of the integrated group to which the Borrower and each Subsidiary Guarantor belongs and because (i) the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, (ii) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise would be obtainable by the Borrower, Berry UK, NIM Holdings and any Subsidiary Guarantor individually, and (iii) the Borrower's additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to the Borrower of such financings.

                  (b) The Borrower hereby irrevocably authorizes each of the Lenders to make Loans to the Borrower, and hereby irrevocably authorizes the Agent to issue Letters of Credit and Bond Letters of Credit for the account of the Borrower, pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of the Borrower under the provisions of the most recent certificate of corporate resolutions of the Borrower on file with the Agent and also upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of the Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency for the Borrower on file with the Agent. Berry UK and NIM Holdings each hereby irrevocably authorizes Bank of America, acting through its Sterling LIBOR Lending Office, to make Loans to Berry UK and/or NIM Holdings, pursuant to the provisions of this Agreement upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of Berry UK or NIM Holdings under the provisions of the most recent certificate of corporate resolutions of Berry UK or NIM Holdings on file with Bank of America, acting through its Sterling LIBOR Lending Office, and also upon the written, oral or telephone request of any one of the Persons who is from time to time a Responsible Officer of Berry UK or NIM Holdings under the provisions of the most recent certificate of corporate resolutions and/or incumbency for Berry UK or NIM Holdings on file with Bank of America, acting through its Sterling LIBOR Lending Office.

                  (c) Neither the Agent nor any of the Lenders assumes any responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, and the Borrower, Berry UK and/or NIM Holdings or the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, and any of the Lenders in connection with the Credit Facilities, any Loan, any Letter of Credit, any Bond Letter of Credit or any other transaction in connection with the provisions of this Agreement, except for acts of willful misconduct and gross negligence.

            2.10.2 Use of Proceeds of the Loans.

            The proceeds of each Loan shall be used by the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, as applicable, for Permitted Uses, and for no other purposes except as may otherwise be agreed by the Requisite Lenders in writing.

            2.10.3 Field Examination Fees.

            The Borrower shall pay to the Agent for the exclusive benefit of the Agent a field examination fee at the time of each field examination (the "Field Examination Fee"), which Field Examination Fee shall be equal to the sum of (i) Seven Hundred Fifty Dollars ($750) per Person for each working day of the field examination, plus (ii) all out-of-pocket expenses reasonably incurred by the Agent in connection with any such field examination for which the Agent has not been previously reimbursed. The Agent may, but without obligation, engage Ernst & Young to conduct required field examinations; provided that all fees, costs and expenses of Ernst & Young are paid by the Borrower and each field examination conducted by Ernst & Young is in all respects acceptable to the Agent.

            2.10.4 Commitment Fee.

            The Borrower shall pay to the Agent a commitment fee (the "Commitment Fee") in the amount of Four Hundred Thousand Dollars ($400,000). The Agent shall remit the Commitment Fee to those Lenders which have funded the Term Loan A Increase and the Term Loan B Increase in accordance with their respective agreements with the Agent. The Commitment Fee shall be payable on or before the Closing Date and shall be deemed fully earned on the date paid and is non-refundable.

            2.10.5 Consent Fee.

            The Borrower shall pay to the Agent for the ratable benefit of the Lenders (other than LaSalle), based on each Lender's Pro Rata Share of the Commitments under the Original Credit Agreement, a consent fee (the "Consent Fee") in the amount of Three Hundred Twelve Thousand Five Hundred Dollars ($312,500) in consideration of the Lenders' consent to the Poly-Seal Stock Purchase Transaction. The Consent Fee shall be payable on or before the Closing Date and shall be deemed fully earned on the date paid and is non-refundable.

            2.10.6 Computation of Interest and Fees.

            All applicable Fees and interest shall be calculated on the basis of a year of 360 days (or in the case of Sterling, 365 days) for the actual number of days elapsed. Any change in the interest rate on any of the Obligations resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate is announced.

            2.10.7 Payments.

            All payments to be made by the Borrower to the Agent and/or any of the Lenders under this Agreement or any of the other Financing Documents with respect to the Obligations, other than the UK Obligations, shall be made in US Dollars (unless otherwise agreed to or required by the Agent or any Lender), without set-off or counterclaim and free and clear of, and without deduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed against the Borrower, other than income and franchise taxes imposed on any Lender (the "Assessments"). All payments to be made by Berry UK or NIM Holdings to Bank of America, acting through its Sterling LIBOR Lending Office, under this Agreement or any of the other Financing Documents with respect to the UK Obligations shall be made in Sterling (unless otherwise agreed to or required by Bank of America, acting through its Sterling LIBOR Lending Office), without set-off or counterclaim and free and clear of, and without deduction for or on account of, any present or future Assessments. If any Assessments are imposed and required to be withheld from any such payment, the Borrower, Berry UK or NIM Holdings, as appropriate, shall (a) increase the amount of such payment so that Bank of America, acting through its Sterling LIBOR Lending Office will receive a net amount (after giving effect to the payment of such additional amount and to the deduction of all Assessments) equal to the amount due hereunder, and (b) pay such Assessments to the appropriate taxing authority for the account of Bank of America, acting through its Sterling LIBOR Lending Office, and, as promptly as possible thereafter, send Bank of America an original receipt (or a copy thereof that has been stamped by the appropriate taxing authority to certify payment) showing payment thereof, together with such additional documentary evidence as Bank of America may from time to time reasonably require. If the Borrower, Berry UK or NIM Holdings fail to perform its obligations to the Agent and/or any of the Lenders under the foregoing, the Borrower, Berry UK and NIM Holdings (subject to the limitations of Section 2.10.11 (Limitations on Liability) shall indemnify the Agent and the Lenders for any such Assessments that are paid by the Agent and/or any of the Lenders, plus all incremental Assessments, interest or penalties that may become payable as a


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consequence of such failure. All payments of the Obligations (other than the UK
Obligations), including, without limitation, principal, interest, Prepayments, and Fees, shall be paid by the Borrower to the Agent (except as otherwise provided herein) at the Agent's office specified in Section 9.1 (Notices) in immediately available funds not later than 2:00 p.m. (Baltimore City Time) on the due date of such payment and all payments of the UK Obligations shall be paid by Berry UK and NIM Holdings to Bank of America at its Sterling LIBOR Lending Office specified in Section 9.1 (Notices) in immediately available funds not later than 2:00 p.m. (London time) on the due date of such payments. All payments received by the Agent or Bank of America, as applicable, after such time shall be deemed to have been received by the Agent and/or Bank of America, as applicable, for purposes of computing interest and Fees and otherwise as of the next Business Day or Business Day, as appropriate. Payments shall not be considered received by the Agent or Bank of America, as applicable, until such payments are paid to the Agent and/or Bank of America, as applicable, in immediately available funds. This Section 2.11.7 shall be the only Section of this Agreement pursuant to which the Borrower, NIM Holdings or Berry UK shall be obligated to gross up any Lender for Taxes.

            2.10.8 Liens; Setoff.

            The Borrower hereby grants to the Agent and to the Lenders a continuing Lien for all of the Obligations (including, without limitation, the Agent's Obligations) upon any and all monies, securities, and other cash deposits of the Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent, any of the Lenders, and/or any Affiliate of the Agent and/or any of the Lenders, from or for the Borrower, and also upon any and all deposit accounts (general or special) and credits of the Borrower, if any, with the Agent, any of the Lenders or any Affiliate of the Agent or any of the Lenders, at any time existing, excluding any deposit accounts held by the Borrower in its capacity as trustee for Persons who are not Affiliates or Subsidiaries of the Borrower. Berry UK and NIM Holdings each hereby grants to Bank of America a continuing Lien for all of the UK Obligations upon any and all monies, securities, and other cash deposits of Berry UK and/or NIM Holdings and the proceeds thereof, now or hereafter held or received by or in transit to, Bank of America and/or any Affiliate of Bank of America, from or for Berry UK and/or NIM Holdings, and also upon any and all deposit accounts (general or special) and credits of Berry UK and/or NIM Holdings, if any, with Bank of America or any Affiliate of Bank of America, at any time existing, excluding any deposit accounts held by Berry UK and/or NIM Holdings in its capacity as trustee for Persons who are not Affiliates or Subsidiaries of the Borrower, Berry UK or NIM Holdings. Without implying any limitation on any other rights the Agent and/or any of the Lenders may have under the Financing Documents or applicable Laws, during the continuance of an Event of Default, the Agent is hereby authorized by the Borrower at any time and from time to time, without notice to the Borrower, to set off, appropriate and apply any or all items hereinabove referred to against all Obligations (including, without limitation, the Agent's Obligations) then outstanding (whether or not then due), all in such order and manner as shall be determined by the Agent in its sole and absolute discretion.

            2.10.9 Requirements of Law.

            In the event that any Lender shall have determined in good faith that (a) the adoption of any Laws after the Closing Date regarding capital adequacy, or (b) any change in


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or in the interpretation or application of any Laws, or (c) compliance by such
Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, does or shall have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender, as a consequence of the obligations of the such Lender hereunder to a level below that which such Lender or any corporation controlling such Lender would have achieved but for such adoption, change or compliance (taking into consideration the policies of such Lender and the corporation controlling such Lender, with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower of a written request therefor and a statement of the basis for such determination, the Borrower shall pay to such Lender such additional amount or amounts in order to compensate for such reduction. The Agent and the Lenders agree that the Borrower shall be entitled, at its option, to require that any Lender which demands payment of any amounts under this
Section 2.10.9 assign one hundred percent (100%) of its Commitments and Obligations to one or more other lenders or financial institutions as shall be acceptable to the Borrower and the Agent; provided that any such assignment is effected in accordance with the provisions of Section 9.5 (Assignments by Lenders).

            2.10.10 Funds Transfer Services.

            (a) The Borrower, Berry UK and NIM Holdings acknowledge that the Agent has made available to the Borrower, Berry UK and NIM Holdings, the Agent's Wire Transfer Procedures a copy of which is attached to this Agreement as EXHIBIT B and which includes a description of security procedures regarding funds transfers executed by the Agent or an Affiliate bank at the request of the Borrower (the "Security Procedures"). The Borrower, Berry UK, NIM Holdings and the Agent agree that the Security Procedures are commercially reasonable. The Borrower, Berry UK and NIM Holdings further acknowledge that the full scope of the Security Procedures which the Agent or such Affiliate bank offers and strongly recommends is available only if the Borrower, Berry UK and NIM Holdings communicates directly with the Agent or such Affiliate bank as applicable in accordance with said procedures. If the Borrower, Berry UK or NIM Holdings attempts to communicate by any other method or otherwise not in accordance with the Security Procedures, the Agent or such Affiliate bank, as applicable, shall not be required to execute such instructions, but if the Agent or such Affiliate bank, as applicable, does so, the Borrower, Berry UK and NIM Holdings will be deemed to have refused the Security Procedures that the Agent or such Affiliate bank as applicable offers and strongly recommends, and the Borrower, Berry UK and NIM Holdings will be bound by any funds transfer, whether or not authorized, which is issued in the name of the Borrower, Berry UK and/or NIM Holdings and accepted by the Agent or such Affiliate bank, as applicable, in good faith. The Agent or such Affiliate bank, as applicable, may modify Wire Transfer Procedures upon notice to the Borrower, including, without limitation, the Security Procedures at such time or times and in such manner as the Agent or such Affiliate bank, as applicable, in its reasonable discretion, deems appropriate to meet prevailing standards of good banking practice. By continuing to use the Agent's or such Affiliate bank's, as applicable, wire transfer services after receipt of any modification of the Wire Transfer procedures including, without limitation, the Security Procedures, the Borrower, Berry UK and NIM Holdings agree that the Security Procedures, as modified, are likewise commercially reasonable. Neither the Agent nor any Affiliate bank is responsible for detecting any error in payment order sent by the


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Borrower, Berry UK or NIM Holdings to the Agent or any of the Lenders unless due to the willful misconduct or gross negligence of the Agent or any such Affiliate bank.

                  (b) The Agent or such Affiliate bank, as applicable, will generally use the Fedwire funds transfer system for domestic funds transfers, and the funds transfer system operated by the Society for Worldwide International Financial Telecommunication (SWIFT) for international funds transfers. International funds transfers may also be initiated through the Clearing House InterBank Payment System (CHIPs) or international cable. However, the Agent or such Affiliate bank, as applicable, may use any means and routes that the Agent or such Affiliate bank, as applicable, in its reasonable discretion, may consider suitable for the transmission of funds. Each payment order, or cancellation thereof, carried out through a funds transfer system or a clearinghouse will be governed by all applicable funds transfer system rules and clearing house rules and clearing arrangements, whether or not the Agent or such Affiliate bank, as applicable, is a member of the system, clearinghouse or arrangement and the Borrower, Berry UK and NIM Holdings acknowledge that the Agent's or such Affiliate bank's, as applicable, right to reverse, adjust, stop payment or delay posting of an executed payment order is subject to the laws, regulations, rules, circulars and arrangements described herein.

            2.10.11 Limitations on Joint and Several Liability for Obligations.

            Notwithstanding anything to the contrary contained in this Agreement or in any of the other Financing Documents, Berry UK and NIM Holdings shall be liable for payment and performance only of (i) the UK Revolving Loan and the UK Term Loans (including principal and interest) and (iii) those Fees and Enforcement Costs attributable solely to any of the foregoing (the "UK Obligations"). The Borrower shall be jointly and severally liable for all of the Obligations, including, without limitation, the UK Obligations.

      Section 2.11 Settlement Among Lenders.

            2.11.1 Term Loans.

                  The Agent shall pay to each Lender on each date on which a payment of principal and/or interest on the Term Loans, such Lender's ratable share of all payments received by the Agent in immediately available funds on account of the Term Loans, net of any amounts payable by such Lender to the Agent, by wire transfer of same day funds; the amount payable to each Lender shall be based on the principal amount of the Term Loans owing to such Lender.

            2.11.2 Revolving Loan.

            It is agreed that each Lender's Net Outstandings are intended by the Lenders to be equal at all times to such Lender's Revolving Credit Pro Rata Share of the aggregate outstanding principal amount of the Revolving Loan outstanding, including, without limitation, unpaid and accrued interest thereon. Notwithstanding such agreement, the several and not joint obligation of each Lender to fund the Revolving Loan made in accordance with the terms of this Agreement ratably in accordance with such Lender's Revolving Credit Pro Rata Share, and each Lender's right to receive its ratable share of principal and interest payments on the Revolving Loan in accordance with its Revolving Credit Pro Rata Share, the Lenders agree that in order to facilitate the administration of this Agreement and the Financing Documents that


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settlement among them may take place on a periodic basis in accordance with the provisions of this Section 2.11.2.

            2.11.3 Settlement Procedures as to Revolving Loan.

                  (a) In General. To the extent and in the manner hereinafter provided in this Section 2.11.3, settlement among the Lenders as to the Revolving Loan may occur periodically on Settlement Dates determined from time to time by the Agent, which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in Section 5.2 (Conditions to All Extensions of Credit) have been met. On each Settlement Date payments shall be made by or to the Lenders in the manner provided in this Section 2.11.3 in accordance with the Settlement Report delivered by the Agent pursuant to the provisions of this
Section 2.11.3 in respect of such Settlement Date so that as of each Settlement Date, and after giving effect to the transactions to take place on such Settlement Date, each Lender's Net Outstandings shall equal such Lender's Revolving Credit Pro Rata Share of the Revolving Loan outstanding.

                  (b) Selection of Settlement Dates. If the Agent elects, in its discretion, but subject to the consent of Bank of America, to settle accounts among the Lenders with respect to principal amounts of Revolving Loan less frequently than each Business Day, then the Agent shall designate periodic Settlement Dates which may occur on any Business Day after the Closing Date; provided, however, that the Agent shall designate as a Settlement Date any Business Day which is payment date; and provided further, that a Settlement Date shall occur at least once during each seven-day period. The Agent shall designate a Settlement Date by delivering to each Lender a Settlement Report not later than 12:00 noon (Baltimore City Time) on the proposed Settlement Date, which Settlement Report shall be with respect to the period beginning on the next preceding Settlement Date and ending on such designated Settlement Date.

                  (c) Non-Ratable Loans and Payments. Between Settlement Dates, the Agent shall request and Bank of America may (but shall not be obligated to) advance to the Borrower out of Bank of America's own funds, the entire principal amount of any advance under the Revolving Loan requested or deemed requested pursuant to Section 2.1.2 (Procedure for Making Advances) (any such advance under the Revolving Loan being referred to as a "Non-Ratable Loan"). The making of each Non-Ratable Loan by Bank of America shall be deemed to be a purchase by Bank of America of a 100% participation in each other Lender's Revolving Credit Pro Rata Share of the amount of such Non-Ratable Loan. All payments of principal, interest and any other amount with respect to such Non-Ratable Loan shall be payable to and received by the Agent for the account of Bank of America. Upon demand by Bank of America, with notice to the Agent, each other Lender shall pay to Bank of America, as the repurchase of such participation, an amount equal to 100% of such Lender's Revolving Credit Pro Rata Share of the principal amount of such Non-Ratable Loan. Any payments received by the Agent between Settlement Dates which in accordance with the terms of this Agreement are to be applied to the reduction of the outstanding principal balance of Revolving Loan shall be paid over to and retained by Bank of America for such application, and such payment to and retention by Bank of America shall be deemed, to the extent of each other Lender's Revolving Credit Pro Rata Share of such payment, to be a purchase by each such other Lender of a participation in the


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advance under the Revolving Loan (including the repurchase of participations in
Non-Ratable Loans) made by Bank of America. Upon demand by another Lender, with notice thereof to the Agent, Bank of America shall pay to the Agent, for the account of such other Lender, as a repurchase of such participation, an amount equal to such other Lender's Revolving Credit Pro Rata Share of any such amounts (after application thereof to the repurchase of any participations of Bank of America in such other Lender's Revolving Credit Pro Rata Share of any Non-Ratable Loans) paid only to Bank of America by the Agent.

                  (d) Net Decrease in Outstandings. If on any Settlement Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of Section 2.11.2 (Revolving
Loan) is less than such Lender's Revolving Credit Pro Rata Share (and/or UK Revolving Credit Pro Rata Share, as appropriate) of amounts received by the Agent but paid only to Bank of America since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Revolving Credit Pro Rata Share of such amounts to the increase in such Lender's Net Outstandings, and Bank of America shall pay to the Agent, for the account of such Lender, the excess allocable to such Lender.

                  (e) Net Increase in Outstandings. If on any Settlement Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of Section 2.11.2 (Revolving
Loan) exceeds such Lender's Revolving Credit Pro Rata Share of amounts received by the Agent but paid only to Bank of America since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Revolving Credit Pro Rata Share of such amounts to the increase in such Lender's Net Outstandings, and such Lender shall pay to the Agent, for the account of Bank of America, any excess.

                  (f) No Change in Outstandings. If a Settlement Report indicates that no advance under the Revolving Loan has been made during the period since the next preceding Settlement Date, then such Lender's Revolving Credit Pro Rata Share of any amounts received by the Agent but paid only to Bank of America shall be paid by Bank of America to the Agent, for the account of such Lender. If a Settlement Report indicates that the increase in the dollar amount of a Lender's Net Outstandings which is required to comply with the first sentence of Section 2.11.2 (Revolving Loan) is exactly equal to such Lender's Revolving Credit Pro Rata Share of amounts received by the Agent but paid only to Bank of America since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Revolving Credit Pro Rata Share of such amounts to the increase in such Lender's Net Outstandings.

                  (g) Return of Payments. If any amounts received by Bank of America in respect of the Obligations are later required to be returned or repaid by Bank of America to the Borrower or any other obligor or their respective representatives or successors in interest, whether by court order, settlement or otherwise, in excess of the Bank of America's Revolving Credit Pro Rata Share of all such amounts required to be returned by all Lenders, each other Lender shall, upon demand by Bank of America with notice to the Agent, pay to the Agent for the account of Bank of America, an amount equal to the excess of such Lender's Revolving


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Credit Pro Rata Share of all such amounts required to be returned by all Lenders over the amount, if any, returned directly by such Lender.

                  (h) Payments to Agent, Lenders.

                        (i) Payment by any Lender to the Agent shall be made not
                  later than 4:00 p.m. (Baltimore City Time) on the Business Day such payment is due, provided that if such payment is due on demand by another Lender, such demand is made on the paying Lender not later than 12:00 p.m. (Baltimore City Time) on such Business Day. Payment by the Agent to any Lender shall be made by wire transfer, promptly following the Agent's receipt of funds for the account of such Lender and in the type of funds received by the Agent, provided that if the Agent receives such funds at or prior to 12:00 p.m. noon (Baltimore City
                  Time), the Agent shall pay such funds to such Lender by 4:00 p.m. (Baltimore City Time) on such Business Day. If a demand for payment is made after the applicable time set forth above, the payment due shall be made by 4:00 p.m. (Baltimore City
                  Time) on the first Business Day following the date of such demand.

                        (ii) If a Lender shall, at any time, fail to make any
                  payment to the Agent required hereunder, the Agent may, but shall not be required to, retain payments that would otherwise be made to such Lender hereunder and apply such payments to such Lender's defaulted obligations hereunder, at such time, and in such order, as the Agent may elect in its sole discretion. In addition, if a Lender shall default in its obligation to fund its Pro Rata Share of any requested advance of the Revolving Loan and the Agent elects not to fund such defaulting Lender's Pro Rata Share of that advance, then the defaulting Lender, at the Agent's option, shall not be entitled to receive any payments of principal of or interest on its Pro Rata Share of any of the Obligations or its Pro Rata Share of any Fees, unless and until (A) all of the Obligations have been paid in full or (B) the defaulting Lender cures its default by funding its Pro Rata Share of the requested Revolving Loan advance. Interest and Fees which would be payable to the defaulting Lender except for the provisions of this subsection, instead shall be payable to the other Lenders in accordance with their respective Pro Rata Shares. In addition, for so long as the defaulting Lender shall remain in default under its obligations under this Agreement, for purposes of voting on matters with respect to this Agreement and/or any of the Financing Documents, such defaulting Lender shall be deemed not to be a "Lender" and such Lender's Pro Rata Share of the Commitments and the Obligations shall be deemed to be zero. No Commitment of any Lender shall be increased or otherwise affected by the default of any other Lender nor shall the Agent have any obligation to fund any amounts not funded by a defaulting Lender.

                        (iii) With respect to the payment of any funds under
                  this Section 2.11.3, whether from the Agent to a Lender or from a Lender to the Agent, the party failing to make full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Rate.


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            2.11.4 Settlement of Other Obligations.

            All other amounts received by the Agent on account of, or applied by the Agent to the payment of, any Obligation owed to the Lenders (including, without limitation, Fees payable to the Lenders and proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default) that are received by the Agent not later than 11:00 a.m. (Baltimore City Time) on a Business Day will be paid by the Agent to each Lender on the same Business Day, and any such amounts that are received by the Agent after 11:00 a.m. (Baltimore City Time) will be paid by the Agent to each Lender on the following Business Day. Unless otherwise stated herein, the Agent shall distribute Fees payable to the Lenders ratably to the Lenders based on each Lender's Revolving Credit Pro Rata Share and shall distribute proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default ratably to the Lenders based on the amount of the Obligations then owing to each Lender.

            2.11.5 Presumption of Payment.

                  (a) Unless the Agent shall have received notice from a Lender prior to 12:00 p.m. noon (Baltimore City Time) on the date of the requested date for the making of advances under the Revolving Loan or prior to 12:00 p.m. noon (Baltimore City Time) that such Lender will not make available to the Agent, such Lender's Revolving Credit Pro Rata Share of the advances to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date in accordance with this Section 2.11.5, and the Agent, in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Lender.

                  (b) If and to the extent such Lender shall not have so made available to the Agent its Revolving Credit Pro Rata Share of the advances under the Revolving Loan made on such date, and the Agent shall have so made available to the Borrower a corresponding amount on behalf of such Lender, such Lender shall, on demand, pay to the Agent such corresponding amount, together with interest thereon, at the Federal Funds Rate, for each day from the date such corresponding amount shall have been so available by the Agent to the Borrower until the date such amount shall have been repaid to the Agent. Such Lender shall not be entitled to payment of any interest which accrues on the amount made available by the Agent to the Borrower for the account of such Lender until such time as such Lender reimburses the Agent for such amount, together with interest thereon, as provided in this Section 2.11.5.

                  (c) A certificate of the Agent submitted to any Lender with respect to any amounts owing to the Agent by such Lender under this Section
2.11.5 shall be conclusive and binding on such Lender, absent manifest error. If such Lender does not pay such amounts to the Agent promptly upon the Agent's demand, the Agent shall promptly notify the Borrower of such Lender's failure to make payment, and the Borrower shall immediately repay such amounts to the Agent, together with accrued interest thereon at the applicable rate on the Revolving Loan, all without prejudice to the rights and remedies of the Agent against any defaulting Lender. Any and all amounts due and payable to the Agent by the Borrower under this Section 2.11.5 constitute and shall be part of the Agent's Obligations.


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

                  (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent that the Borrower will not make such payment in full, the Agent may assume that the Borrower have made such payment in full to the Agent on such date and the Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent and the Agent shall have distributed to any Lender all or any portion of such amount, such Lender shall repay to the Agent on demand the amount so distributed to such Lender, together with interest thereon at the Federal Funds Rate, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent.

                                  ARTICLE III
                                 THE COLLATERAL

      Section 3.1 Debt and Obligations Secured.

      All property and Liens assigned, pledged or otherwise granted under or in connection with this Agreement (including, without limitation, those under Section 3.2 (Grant of Liens)) or any of the Financing Documents shall, subject to the terms, conditions and limitations, if any, set forth in this Agreement or in any of the Financing Documents, secure (a) the payment of all of the Obligations, including, without limitation, any and all Outstanding Letter of Credit Obligations, all Outstanding Bond Letter of Credit Obligations, all UK Obligations and any and all Agent's Obligations, and (b) the performance, compliance with and observance by the Borrower of the provisions of this Agreement and all of the other Financing Documents or otherwise under the Obligations. The security interest and Lien of each Lender in such property shall rank equally in priority with the interest of each other Lender, but the security interest and Lien of the Agent with respect to the Agent's Obligations shall be superior and paramount to the security interest and Lien of the Lender. Notwithstanding the foregoing, the security interest and Lien of the Agent and/or any Lender with respect to any Obligations under or in connection with, any interest rate or currency swap agreements, cap, floor, and collar agreements, currency spot, foreign exchange and forward contracts and other similar agreements and arrangements permitted by the provisions of this Agreement shall be junior and subordinate to the security interest and Lien of the Agent with respect to the Agent's Obligations and junior and subordinate to the security interest and Lien of the Lender with respect to all other Obligations.

      The Agent, the Lenders, the Borrower, Berry UK and NIM Holdings agree that this Article 3 is intended to grant and govern Liens on the assets of the Borrower only and not assets of Berry UK or NIM Holdings. The UK Security Documents are intended to grant Liens on the assets of Berry UK and NIM Holdings to Bank of America with respect to the UK Obligations only. Any and all references to Collateral included elsewhere in this Agreement (other than in this Section) are intended to include and govern the Collateral of the Borrower, Berry UK and NIM Holdings, whether the Liens on such Collateral arise under the provisions of this Agreement or under any of the other Security Documents (including the UK Security Documents).


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      Section 3.2 Grant of Liens.

      The Borrower hereby assigns, pledges and grants to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations and to Bank of America with respect to the UK Obligations, and agrees that Bank of America, the Agent and the Lenders shall have a perfected and continuing security interest in, and Lien on, (a) all of the Borrower's Accounts, Inventory, Chattel Paper, Documents, Instruments, Equipment, Securities, and General Intangibles, whether now owned or existing or hereafter acquired or arising, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (c) all insurance policies relating to the foregoing, (d) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all equipment and general intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (e) all cash and non-cash proceeds and products of the foregoing. The Borrower further agrees that the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, shall have in respect thereof all of the rights and remedies of a secured party under the Uniform Commercial Code as well as those provided in this Agreement, under each of the other Financing Documents and under applicable Laws. Notwithstanding anything to the contrary contained herein, the Collateral shall not include any rights of the Borrower under any Capital Leases of Equipment or any other agreements if and to the extent any such Capital Leases or other agreements prohibit the collateral assignment or pledge of the Borrower's interest therein, and such prohibition has not been waived by the respective Person. Notwithstanding anything to the contrary contained herein, the Collateral shall not include any item of tangible or intangible property to the extent the grant of a security interest pursuant hereto in the Borrower's right, title and interest in such item of property is prohibited by an applicable contractual obligation or requirement of law or would give any other Person the right to terminate its obligations with respect to such item (it being understood and agreed, however, that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded item of property shall be subject to the security interests created hereby and it being further understood and agreed that any such excluded item shall be included as part of the Collateral if and to the extent any applicable prohibition on the collateral assignment of such item shall be unenforceable under the applicable Uniform Commercial Code as now or hereafter in effect).

      Without implying any limitation to the foregoing, as additional Collateral and security for the Obligations, the Borrower hereby assigns to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations and to Bank of America with respect to the UK Obligations, all of its rights, title and interest in, to, and under, the Poly-Seal Purchase Agreement, all of the Poly-Seal Purchase Agreement Documents, including, without limitation, all of the benefits of any representations and warranties provided by the Seller, and any and all rights of the Borrower to indemnification from the Seller or any other Person contained therein. The Borrower agrees that neither the assignment to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, nor any other provision contained in this Agreement or any of the other Financing Documents shall impose on the Agent or any of the Lenders any obligation or liability of the Borrower under the Poly-Seal Purchaser Agreement or under any of the Poly-Seal Purchase Agreement Documents. The Borrower hereby agrees to indemnify the Agent and each of the


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Lenders and hold the Agent and each of the Lenders harmless from any and all claims, actions, suits, losses, damages, costs, expenses, fees, obligations and liabilities which may be incurred by or imposed upon the Agent and/or any of the Lenders by virtue of the assignment of and Lien on each of the Borrower's rights, title and interest in, to, and under the Poly-Seal Purchase Agreement and the Poly-Seal Purchase Agreement Documents, unless due to the gross negligence or willful misconduct of the Agent and/or any of the Lenders. The Borrower further acknowledges and agrees that following the occurrence of an Event of Default, the Agent, with the consent of the Requisite Lenders, shall be entitled to enforce any and all rights and remedies available to the Borrower under the Poly-Seal Purchase Agreement, under the Poly-Seal Purchase Agreement Documents, and under applicable Laws with respect to the Poly-Seal Stock Purchase Transaction.

      Section 3.3 Collateral Disclosure List.

      On or prior to the date of this Agreement, the Borrower, Berry UK and NIM Holdings shall deliver to the Agent one or more lists (collectively, the "Collateral Disclosure List") which shall contain such information with respect to the business and real and personal property of the Borrower, Berry UK, NIM Holdings and each Subsidiary Guarantor as of its date of delivery as the Agent may require and shall be certified by a Responsible Officer of the Borrower, Berry UK, NIM Holdings and each Subsidiary Guarantor, as appropriate, all in the form provided to the Borrower by the Agent. Promptly after demand by the Agent, the Borrower shall furnish and shall cause Berry UK, NIM Holdings and each Subsidiary Guarantor to furnish to the Agent an update of the information contained in the Collateral Disclosure List at any time and from time to time as may be requested by the Agent.

      Section 3.4 Personal Property.

      The Borrower, Berry UK and NIM Holdings acknowledge and agree that it is the intention of the parties to this Agreement that (i) the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, except as otherwise expressly provided in Section 3.2 (Grant of Liens), shall have a first priority, perfected Lien (except that the Agent acknowledges and agrees that the Lien on the Fixed and Capital Assets of the Borrower located in the State of Nevada, including, without limitation, the real property owned by the Borrower in the State of Nevada shall be a second priority Lien, subject to first priority Liens as set forth in Schedule 4.1.22), in form and substance reasonably satisfactory to the Agent and its counsel, on all of the personal property of the Borrower and of each Subsidiary Guarantor of any kind and nature whatsoever, whether now owned or hereafter acquired, as security for all of the Obligations, subject only to the Permitted Liens, if any and (ii) Bank of America shall have a first priority, perfected Lien, in form and substance reasonably satisfactory to Bank of America and its counsel, on all of the personal property of Berry UK and NIM Holdings of any kind and nature whatsoever, whether now owned or hereafter acquired, as security for the UK Obligations, subject only to the Permitted Liens. In furtherance of the foregoing:


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            3.4.1 Securities, Chattel Paper, Promissory Notes, etc.

                  (a) As of the date of this Agreement and without implying any limitation on the scope of Section 3.2 (Grant of Liens), the Borrower shall deliver and shall cause each Subsidiary Guarantor to deliver (or shall have delivered or caused to be delivered) to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, all originals of all of letters of credit, Securities, Chattel Paper, Documents and Instruments owned or held by the Borrower and/or any Subsidiary Guarantor, and, if the Agent so requires, shall execute and deliver and, shall cause each Subsidiary Guarantor to execute and deliver (or shall have executed and delivered or caused to be delivered), a separate pledge, assignment and security agreement in form and content acceptable to the Agent, which pledge, assignment and security agreement shall assign, pledge and grant a Lien to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations on all of the letters of credit, Securities, Chattel Paper, Documents and Instruments of the Borrower and each Subsidiary Guarantor, as the case may be. In addition, the Borrower agrees to endorse to the order of the Agent any and all Instruments that constitute or evidence all or any portion of the Collateral. As of the date of this Agreement, Berry UK and NIM Holdings shall deliver (or shall have delivered to Bank of America, all originals of all of letters of credit, Securities, Chattel Paper, Documents and Instruments owned or held by Berry UK and/or NIM Holdings, and, if Bank of America, acting through its Sterling LIBOR Lending Office, so requires, shall execute and deliver (or shall have executed and delivered), a separate pledge, assignment and security agreement in form and content acceptable to Bank of America, acting through its Sterling LIBOR Lending Office, which pledge, assignment and security agreement shall assign, pledge and grant a Lien to Bank of America, acting through its Sterling LIBOR Lending Office, with respect to the UK Obligations on all of the letters of credit, Securities, Chattel Paper, Documents and Instruments of Berry UK and/or NIM Holdings, as the case may be. In addition, Berry UK and NIM Holdings agree to endorse to the order of Bank of America, acting through its Sterling LIBOR Lending Office, any and all Instruments that constitute or evidence all or any portion of the UK Collateral.

                  (b) In the event that the Borrower or any Subsidiary Guarantor shall acquire (or have acquired) after the Closing Date any letters of credit, Securities, Chattel Paper, Documents or Instruments, the Borrower shall promptly so notify the Agent and deliver the originals of all of the foregoing to the Agent promptly and in any event within thirty (30) days of each acquisition. In the event that Berry UK or NIM Holdings shall acquire (or have acquired) after the Closing Date any letters of credit, Securities, Chattel Paper, Documents or Instruments, Berry UK and NIM Holdings shall promptly so notify Bank of America, acting through its Sterling LIBOR Lending Office, and deliver the originals of all of the foregoing to Bank of America, acting through its Sterling LIBOR Lending Office, promptly and in any event within thirty (30) days of each acquisition.

                  (c) All letters of credit, Securities, Chattel Paper, Documents and Instruments to be delivered hereunder shall be delivered to the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, as applicable, endorsed and/or assigned as required by the pledge, assignment and security agreement and/or as the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, as applicable, may


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require and, if applicable, shall be accompanied by blank irrevocable and unconditional stock or bond powers.

            3.4.2 Patents, Copyrights and Other Property Requiring Additional Steps to Perfect.

            As of the date of this Agreement and without implying any limitation on the scope of Section 3.2 (Grant of Liens), the Borrower shall execute and deliver and, shall cause each Subsidiary Guarantor, as appropriate, to execute and deliver (or shall have executed and delivered or caused to be executed and delivered), all Financing Documents and take all actions requested by the Agent in order to perfect a first priority assignment of Patents, Copyrights, Trademarks, customer lists or any other type or kind of intellectual property acquired by the Borrower or any Subsidiary Guarantor after the Closing Date. As of the date of this Agreement, Berry UK and NIM Holdings shall execute and deliver (or shall have executed and delivered), all Financing Documents and take all actions reasonably requested by Bank of America in order to perfect a first priority assignment of Patents, Copyrights, Trademarks, customer lists or any other type or kind of intellectual property acquired by Berry UK and/or NIM Holdings after the Closing Date.

      Section 3.5 Record Searches.

      As of the Closing Date and thereafter, as determined by the Agent, at the time any Financing Document is executed and delivered by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor pursuant to this ARTICLE III or any other Section of this Agreement, the Agent shall, in its reasonable discretion and if requested, have received, in form and substance satisfactory to the Agent, such Lien or record searches with respect to the Borrower, Berry UK, NIM Holdings, each Subsidiary Guarantor and/or any other Person who may be an obligor or pledgor with respect to any of the Obligations, as appropriate, and the property covered by such Financing Document showing that the Lien of such Financing Document will be a perfected first priority Lien on the property covered by such Financing Document subject only to Permitted Liens or to such other Liens or matters as the Agent may approve. Notwithstanding the foregoing, the Agent acknowledges and agrees that the Borrower shall be obligated to reimburse the Agent only for actual out-of-pocket costs and expenses relating to Lien and record searches and only to the extent ordered by the Agent (a) one-time only after the Closing Date to confirm the due filing and Lien priority of the Agent and the Lenders, (b) not more frequently than once in any given calendar year after the Closing Date prior to the occurrence of a Default or an Event of Default, and (c) in addition, at any time following the occurrence of a Default or an Event of Default.

      Section 3.6 Real Property.

      The Borrower acknowledges and agrees that it is the intention of the parties to this Agreement that the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, shall have a first priority, perfected Lien, in form and substance satisfactory to the Agent and its counsel, on all real property of any kind and nature whatsoever, whether now owned or hereafter acquired by the Borrower or any Subsidiary Guarantor, subject only to the Permitted Liens, excluding, however, any real property leased by


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

the Borrower or any Subsidiary Guarantor. Berry UK and NIM Holdings acknowledge and agree that it is the intention of the parties to this Agreement that Bank of America shall have a first priority, perfected Lien, in form and substance satisfactory to Bank of America and its counsel, on all real property of any kind and nature whatsoever, whether now owned or hereafter acquired by Berry UK or NIM Holdings, subject only to the Permitted Liens and to the limitations on liability set forth in Section 2.10.11 (Limitations on Joint and Several Liability), if any, and subject to the provisions of Section 3.7 below, excluding, however, any real property leased by Berry UK or NIM Holdings.

      With respect to each parcel of real property now owned by the Borrower, Berry UK, NIM Holdings and/or a Subsidiary Guarantor ), the Borrower, Berry UK and NIM Holdings, as appropriate, shall execute and deliver and, subject to the terms of Section 3.7 (Subsidiary Guarantor Assets), shall cause each Subsidiary Guarantor, as appropriate, to execute and deliver (or to have executed and delivered), as of the date of this Agreement, a deed of trust or a mortgage or other document, including, any amendments or confirmations of the existing Deeds of Trust as may be required by the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate, which deed of trust, mortgage and/or other document shall be included among the Financing Documents. With respect to real property acquired in fee by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor after the Closing Date (whether by merger or otherwise), the Borrower, Berry UK and/or NIM Holdings, as appropriate, shall grant and, subject to the terms of Section 3.7 (Subsidiary Guarantor Assets), shall cause each Subsidiary Guarantor, as appropriate, to grant (or shall have granted or caused to be granted), promptly after acquisition thereof, a Lien covering such real property to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations or to Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate, under the provisions of a mortgage, deed of trust or other document, as appropriate. Each Financing Document to be executed and delivered pursuant hereto shall:

                  (a) be in form and substance reasonably satisfactory to the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate;

                  (b) create a first priority Lien in such real property in favor of the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations or in favor of Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate, subject only to Permitted Liens, zoning ordinances, and such other matters as the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, as applicable, may approve, but subject to the limitations set forth on liability in Section 2.10.11 (Limitations on Joint and Several Liability);

                  (c) be accompanied by a current survey reasonably satisfactory in all respects to the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate, of the subject real property, prepared by a registered land surveyor or engineer reasonably satisfactory to the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate;

                  (d) be accompanied by evidence reasonably satisfactory to the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, as


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

appropriate, regarding the current and past pollution control practices at such real property in connection with the discharge, emission, handling, disposal or existence of Hazardous Materials, which may include, at the Agent's or Bank of America's (acting through its Sterling LIBOR Lending Office) request, an environmental audit of such real property prepared by a person or firm reasonably acceptable to the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, as applicable;

                  (e) be accompanied by a mortgagee's title insurance policy or marked-up commitment or binder for such insurance in form and substance reasonably satisfactory to the Agent and issued by a title insurance company reasonably satisfactory to the Agent, except for any real property located in a jurisdiction outside of the United States unless mortgagee's title insurance coverage is customary in such jurisdiction; and

                  (f) upon request of the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, be accompanied by a signed opinion of counsel addressed to the Agent and each of the Lenders or Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate, in form and substance reasonably satisfactory to the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, as applicable.

      Section 3.7 Subsidiary Guarantor Assets.

      The Borrower agrees that all Obligations are and shall continue to be fully and unconditionally and jointly and severally guaranteed by each Subsidiary Guarantor and that the joint and several obligations of each Subsidiary Guarantor under the Guaranty are and shall continue to be secured by a first priority Lien (subject only to Permitted Liens) on all Assets and properties of each Subsidiary Guarantor.

      Section 3.8 Costs.

      The Borrower agrees to pay, as part of the Enforcement Costs and to the fullest extent permitted by applicable Laws, on demand all reasonable costs, fees and expenses incurred by the Agent and/or any of the Lenders in connection with the taking, perfection, preservation, protection and/or release of a Lien on the Collateral, including, without limitation, with respect to all actions required to effect any of the provisions of Section 3.7 (Subsidiary Guarantor Assets), and any of the following:

                  (a) customary reasonable fees and expenses incurred by the Agent and/or any of the Lenders in preparing, reviewing, negotiating and finalizing the Financing Documents from time to time (including, without limitation, reasonable attorneys' fees incurred in connection with preparing, reviewing, negotiating, and finalizing any of the Financing Documents, including, any amendments and supplements thereto);

                  (b) all filing and/or recording taxes or fees;

                  (c) all title insurance premiums and costs;

                  (d) all costs of Lien and record searches;


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                  (e) reasonable attorneys' fees in connection with all legal opinions required;

                  (f) appraisal and/or survey costs; and

                  (g) all related reasonable costs, fees and expenses.

      Section 3.9 Release.

      Upon the payment and performance of all Obligations (other than contingent indemnification and expense reimbursement obligations for which no claim has been made) of the Borrower and termination of this Agreement, Berry UK, NIM Holdings and all obligations and liabilities of each other Subsidiary Guarantor, under this Agreement and/or under any or all other Financing Documents, the termination and/or expiration of all of the Commitments, all Letters of Credit, all Bond Letters of Credit, all Outstanding Bond Letter of Credit Obligations, and all Outstanding Letter of Credit Obligations, upon the Borrower's request and at the Borrower's sole cost and expense, the Agent shall release and/or terminate the Liens of any and all of the Financing Documents.

      Section 3.10 Inconsistent Provisions.

      In the event that the provisions of any Financing Document directly conflict with any provision of this Agreement, the provisions of this Agreement shall govern.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

      Section 4.1 Representations and Warranties.

      The Borrower, Berry UK and NIM Holdings each represents and warrants to the Agent and the Lenders, as follows:

            4.1.1 Subsidiaries.

            The Borrower, Berry UK and NIM Holdings own the Subsidiaries listed on the Collateral Disclosure List attached hereto and made a part hereof and no others, as updated from time to time pursuant to the provisions of this Agreement. Each of the Subsidiaries is a Wholly Owned Subsidiary except as shown on the Collateral Disclosure List, as updated from time to time pursuant to the provisions of this Agreement, which correctly indicates the nature and amount of the Borrower's, Berry UK's and/or NIM Holdings's ownership interests therein, as applicable.

            4.1.2 Good Standing.

            Each of the Borrower and its Subsidiaries (a) is a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation, (b) has the corporate power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in


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

which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary or where such non-qualification would have a materially adverse effect on the Borrower and its Subsidiaries taken as a whole or would otherwise impair the ability of the Agent to collect or realize upon any of the Collateral.

            4.1.3 Power and Authority.

            Each of the Borrower and its Subsidiaries has full corporate power and authority to execute and deliver this Agreement, the other Financing Documents, and the Poly-Seal Stock Purchase Documents to which it is a party, to make the borrowings and request Letters of Credit and Bond Letters of Credit under this Agreement, to close and consummate each aspect of the Poly-Seal Stock Purchase Transaction, as appropriate and to incur and perform the Obligations whether under this Agreement, the other Financing Documents, the Poly-Seal Stock Purchase Documents, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of shareholders or any creditors of the Borrower or any Subsidiary, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Borrower or any Subsidiary, is required as a condition to the execution, delivery, validity or enforceability of this Agreement, the other Financing Documents, any of the Poly-Seal Stock Purchase Documents, the performance by the Borrower of the Obligations or the closing and consummation of the Poly-Seal Stock Purchase Transaction, in each case, if required, the same has been duly obtained.

            4.1.4 Binding Agreements.

            This Agreement and the other Financing Documents executed and delivered by the Borrower and/or any of its Subsidiaries have been properly executed and delivered and constitute the valid and legally binding obligations of the Borrower and its Subsidiaries, respectively, and are fully enforceable against the Borrower and its Subsidiaries in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applications affecting the rights and remedies of creditors and secured parties, and general principles of equity regardless of whether applied in a proceeding in equity or at law.

            4.1.5 No Conflicts.

            Neither the execution, delivery and performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrower or any of the Subsidiaries nor the consummation of the transactions contemplated by this Agreement will conflict with, violate or be prevented by
(a) the charter or bylaws of the Borrower or any of the Subsidiaries, (b) any existing mortgage, indenture, contract or agreement binding on the Borrower or any of the Subsidiaries or affecting any of its or their property, or (c) any Laws.

            4.1.6 No Defaults, Violations. As of the date of this Agreement:

                  (a) No Default or Event of Default has occurred and is continuing.


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

                  (b) Neither the Borrower nor any of the Subsidiaries is in material default under any existing mortgage, indenture, contract or agreement binding on it or them or affecting its or their property in any respect which would be materially adverse to the business, operations, property or financial condition of the Borrower and the Subsidiaries, taken as a whole, or which would materially adversely affect the ability of the Borrower and the Subsidiaries, taken as a whole to perform their obligations under this Agreement or under any of the other Financing Documents to which the Borrower and/or any of the Subsidiaries is a party.

            4.1.7 Compliance with Laws.

            Neither the Borrower nor any of the Subsidiaries is in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting the Borrower, any Subsidiary or any of its or their properties, the violation of which, considered in the aggregate, would materially adversely affect the business, operations or properties of the Borrower and/or any Subsidiary taken as a whole.

            4.1.8 Margin Stock.

            None of the proceeds of the Loans will be used, directly or indirectly, by the Borrower or any Subsidiary for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System or for any other purpose which would make the transactions contemplated in this Agreement a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

            4.1.9 Investment Company Act; Margin Securities.

            Neither the Borrower nor any Subsidiary is an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of said Act. Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System.

            4.1.10 Litigation.

            Except as otherwise disclosed on Schedule 4.1.10 attached to and made a part of this Agreement, there are no proceedings, actions or investigations pending or, so far as the Borrower knows, threatened before or by any court, arbitrator any Governmental Authority which, in any one case or in the aggregate, could reasonably be expected to have a material


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adverse effect on the business, properties, condition (financial or otherwise)
or operations, present or prospective, of the Borrower or any of the Subsidiaries taken as a whole.

            4.1.11 Financial Condition.

            The consolidated financial statements of the Borrower and the Subsidiaries dated as of December 31, 1999, are complete and correct and fairly present the financial position of the Borrower and the Subsidiaries and the results of their operations as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no material liabilities, direct or indirect, fixed or contingent, of the Borrower or any Subsidiary as of the date of such financial statements that are not reflected therein. There has been no materially adverse change in the financial condition or operations of the Borrower or any Subsidiary since the date of such financial statements and to the Borrower's knowledge no such materially adverse change is pending. Except as permitted by the provisions of Section 6.2.5 (Investments), neither the Borrower nor any Subsidiary has guaranteed the obligations of, or made any investment in or advances to, any Person (other than the Borrower or any Subsidiary Guarantor), except as disclosed in such financial statements and except that the Borrower and/or any or all of the Subsidiary Guarantors may have guaranteed one or more leases under which the Borrower and/or a Subsidiary Guarantor is a tenant or lessee, as of the date of this Agreement.

            4.1.12 Pro-forma Financial Statements.

            The Borrower has furnished to the Agent a pro-forma consolidated balance sheet of the Borrower and the Subsidiaries as of December 31, 1999, but giving effect to the Poly-Seal Purchase Agreement Transaction and the transactions incident thereto (the "Pro-forma Balance Sheet") together with pro-forma financial projections of the Parent for the five-year period subsequent to the Poly-Seal Purchase Transaction (the "Pro-forma Financial Projections"). A copy of the Pro-forma Balance Sheet and the Pro-forma Financial Projections are attached hereto as Exhibits C-1 and C-2, respectively. The Pro-forma Balance Sheet is correct and complete, has been prepared in accordance with GAAP, and fairly presents in all material respects the consolidated financial condition of the Borrower and the Subsidiaries as of December 31, 1999, but giving effect to the Poly-Seal Purchase Transaction and the transactions incident thereto. The Pro-forma Financial Projections represent the best estimate of the future operations of the Parent and are based on reasonable and conservative assumptions, but do not constitute a guaranty of actual performance.

            4.1.13 Full Disclosure.

            The financial statements referred to in Section 4.1.11 (Financial Condition) of this Agreement and the statements, reports or certificates furnished by the Borrower in connection with the Financing Documents (a) do not contain any untrue statement of a material fact and (b) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Borrower which the Borrower has not disclosed to the Agent and the Lenders in writing prior to the date of this Agreement with respect to the transactions contemplated by the Financing Documents which materially and adversely affects or in the future would, in the reasonable opinion of the Borrower


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materially adversely affect the condition, financial or otherwise, results of operations, business, or assets of the Borrower and the Subsidiaries, taken as a whole.

            4.1.14 Indebtedness for Borrowed Money.

            As of the date of this Agreement, except for the Obligations and except as set forth in Schedule 4.1.14 attached to and made a part of this Agreement, neither the Borrower, Berry UK nor NIM Holdings has any Indebtedness for Borrowed Money. The Agent has received photocopies of all promissory notes evidencing any Indebtedness for Borrowed Money set forth in Schedule 4.1.14, together with any and all material subordination agreements, other agreements, documents, or instruments securing, evidencing, guarantying or otherwise executed and delivered in connection therewith.

            4.1.15 Subordinated Debt; Senior Secured Debt.

            None of the Subordinated Debt Loan Documents nor any of the Senior Secured Debt Loan Documents in effect prior to the date of this Agreement have been amended, supplemented, restated or otherwise modified except as otherwise disclosed to the Agent in writing on or before the date of this Agreement. In addition, the Borrower has furnished copies of each amendment, supplement, restatement or other modification to any of the Subordinated Debt Loan Documents executed on or before the date of this Agreement. In addition, there does not exist any default or any event which upon notice or lapse of time or both would constitute a default under the terms of any of the Subordinated Debt Loan Documents or any of the Senior Secured Debt Loan Documents.

            4.1.16 Taxes.

            The Borrower and the Subsidiaries have filed all returns, reports and forms for all material Taxes which, to the knowledge of the Borrower, are required to be filed, and have paid all such material Taxes as shown on such returns or on any assessment received by it, to the extent that such Taxes have become due, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by the Borrower, such Taxes are not the subject of any Liens other than Permitted Liens, and adequate reserves therefor have been established as required under GAAP. All tax liabilities of the Borrower and the Subsidiaries were as of the date of the audited financial statements referred to in Section
4.1.11 (Financial Condition), and are now, adequately provided for on the books of the Borrower and the Subsidiaries, as appropriate. No material tax liability has been asserted by the Internal Revenue Service or any state or local authority against the Borrower or any Subsidiary for Taxes in excess of those already paid.

            4.1.17 ERISA.

            With respect to any "pension plan" as defined in SECTION 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by the Borrower and/or any Subsidiary and/or by any commonly controlled entity: (a) no "accumulated funding deficiency" as defined in Code ss.412 or ERISA ss.302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no Reportable Event has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) no Borrower, Subsidiary


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nor any commonly controlled entity (as defined under ERISA) has incurred a
"complete withdrawal" within the meaning of ERISA ss.4203 from any Multi-employer Plan; (e) no Borrower, Subsidiary nor any commonly controlled entity has incurred a "partial withdrawal" within the meaning of ERISA ss.4205 with respect to any Multi-employer Plan; (f) no Multi-employer Plan to which the Borrower, any Subsidiary or any commonly controlled entity has an obligation to contribute is in "reorganization" within the meaning of ERISA ss.4241 nor has notice been received by the Borrower, any Subsidiary or any commonly controlled entity that such a Multi-employer Plan will be placed in "reorganization".

            4.1.18 Title to Properties.

            Each of the Borrower and the Subsidiaries has good title to all of its and their respective properties, including, without limitation, the Collateral and the properties and assets reflected in the balance sheets described in Section 4.1.11 (Financial Condition), subject to any minor imperfections in title which do not significantly detract from the use thereof. The Borrower and each Subsidiary have legal, enforceable and uncontested rights to use freely such property and assets.

            4.1.19 Patents, Trademarks, Etc.

            Each of the Borrower and the Subsidiaries owns, possesses, or has the right to use all necessary Patents, licenses, Trademarks, Copyrights, permits and franchises to own its properties and to conduct its business as now conducted, without known conflict with the rights of any other Person. Any and all obligations to pay royalties or other charges with respect to such properties and assets are properly reflected on the financial statements described in Section 4.1.11 (Financial Condition).

            4.1.20 Employee Relations.

            Except as disclosed on Schedule 4.1.20 attached hereto and made a part hereof, as updated from time to time, (a) no Borrower nor any Subsidiary nor the Borrower's or any Subsidiary's employees is subject to any collective bargaining agreement, (b) to the Borrower's knowledge, no petition for certification or union election is pending with respect to the employees of the Borrower or any Subsidiary and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of the Borrower, and (c) as of the date of this Agreement, there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Borrower after due inquiry, threatened between the Borrower and its employees. Hours worked and payments made to the employees of any one or more of the Borrower have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Borrower or any Subsidiary or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on its or their books, as appropriate.


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            4.1.21 Presence of Hazardous Materials or Hazardous Materials
Contamination.

            To the best of the Borrower's knowledge and except as disclosed in writing to the Agent in Schedule 4.1.21 hereof with respect to any matters existing as of the date of this Agreement and except as hereafter disclosed in writing to the Agent with respect to any matters arising after the date of this Agreement, (a) no Hazardous Materials are located on any real property owned, controlled or operated by the Borrower or any Subsidiary or for which the Borrower or any Subsidiary is, or is claimed to be, responsible, except for reasonable quantities of necessary supplies for use by the Borrower and/or the Subsidiaries any of their respective tenants in the ordinary course of its or their lines of business as permitted by this Agreement and stored, used and disposed in accordance with applicable Laws; and (b) no property owned, controlled or operated by the Borrower or any Subsidiary or for which the Borrower or any Subsidiary has, or is claimed to have, responsibility is affected by any material Hazardous Materials Contamination at any other property.

            4.1.22 Perfection and Priority of Collateral.

            The Agent and the Lenders have, or upon execution and recording of UCC-1 financing statements and possession of Securities, Documents, Instruments, Chattel Paper and Instruments will have, and will continue to have as security for the Obligations (subject to the terms of Section 3.7 (Subsidiary Guarantor Assets) and the terms of Section 2.10.11(Limitations on Joint and Several Liability), a valid and perfected Lien on and security interest in all Collateral (except that the UK Collateral shall secure the UK Obligations only), free of all other Liens, claims and rights of third parties whatsoever except Permitted Liens, including, without limitation, those described on Schedule 4.1.22.

            4.1.23 Places of Business and Location of Collateral.

            The information contained in the Collateral Disclosure List, as updated annually and at such other times as shall be determined by the Borrower at any time prior to the occurrence of a Default or an Event of Default and as shall be determined by the Agent at any time following the occurrence of a Default or an Event of Default, is complete and correct in all material respects. The Collateral Disclosure List completely and accurately identifies the address of (a) the chief executive office of the Borrower, Berry UK, NIM Holdings and each of the Subsidiary Guarantors, (b) any and each other place of business of the Borrower, Berry UK, NIM Holdings or any of the Subsidiary Guarantors, (c) the location of all books and records pertaining to the Collateral, and (d) each location, other than the foregoing, where any of the Collateral is located. The legally required places to file financing statements with respect to the Collateral within the meaning of the Uniform Commercial Code are the filing offices for those jurisdictions in which the Borrower and/or any Subsidiary Guarantor, as appropriate, maintains a place of business as identified on the Collateral Disclosure List.

            4.1.24 Business Names and Addresses.

            Except as set forth in Schedule 4.1.24 attached hereto and made a part hereof, in the five (5) years preceding the date hereof, neither the Borrower, Berry UK, NIM


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Holdings nor any of its Subsidiaries has changed its name, identity or corporate structure, has conducted business under any name other than its current name, and has conducted its business in any jurisdiction other than those disclosed on the Collateral Disclosure List.

            4.1.25 Equipment.

            No equipment is held by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor on a sale on approval basis.

            4.1.26 Inventory.

            All material portions of the Inventory of the Borrower, Berry UK, NIM Holdings and each Subsidiary Guarantor included in the Borrowing Base and/or the UK Borrowing Base, conform to the eligibility criteria set forth in the definition of Eligible Domestic Inventory and/or Eligible UK Inventory, as applicable. Except as disclosed in the Collateral Disclosure List, no goods offered for sale by the Borrower or any Subsidiary are consigned to or held on sale or return terms by the Borrower or any Subsidiary.

            4.1.27 Accounts.

            All material portions of the Accounts included in the Borrowing Base and the UK Borrowing Base conform to the eligibility criteria set forth in the definition of Eligible Domestic Receivables and Eligible UK Receivables, as applicable.

            4.1.28 Poly-Seal Stock Purchase Transaction.

            The Agent has received true and correct photocopies of the Poly-Seal Stock Purchase Agreement and each of the other Poly-Seal Stock Purchase Documents, executed, delivered and/or furnished on or before the date of this Agreement in connection with the Poly-Seal Stock Purchase Transaction. Neither the Poly-Seal Stock Purchase Agreement nor any of the other Poly-Seal Stock Purchase Documents have been modified, changed, supplemented, canceled, amended or otherwise altered, except as otherwise disclosed to the Agent in writing on or before the date of this Agreement. The Poly-Seal Stock Purchase Transaction has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Poly-Seal Stock Purchase Agreement and with all applicable Laws.

            4.1.29 Hart-Scott-Rodino.

            The Borrower, the Seller and all other necessary Persons, as appropriate, have made such filings as may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and have provided such supplemental information that may be required by such Act, with respect to the sales contemplated by the Poly-Seal Stock Purchase Transaction. The waiting periods under such Act have terminated or expired.

            4.1.30 Credit Facilities.

            The Borrower hereby represents and warrants that none of the Credit Facilities nor the obligations of the Borrower, Berry UK, NIM Holdings and the Subsidiary


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Guarantors under and with respect to any of the Obligations are in violation of or otherwise constitute a default under the provisions of the Indenture. In particular, the Term Loans (including the Term Loan B Increase and the Term Loan A Increase) and the Revolving Loan constitute "Senior Indebtedness" under the provisions of the Indenture. The Borrower further represents and warrants that neither its agreement nor the agreement of any Subsidiary Guarantor to guaranty payment of the UK Credit Facilities and to grant liens on their respective assets and properties are in violation of or otherwise constitute a default under the provisions of the Indenture.

      Section 4.2 Survival; Updates of Representations and Warranties.

      All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the date of this Agreement, the making of any advance under the Loans and extension of credit made hereunder, and the incurring of any other Obligations and shall be deemed to have been made at the time of the making of each advance under the Loans or the issuance of each Letter of Credit and/or each Bond Letter of Credit, except that (a) representations and warranties which relate to a specific date need only be true and correct as of such date, and (b) the representations and warranties which relate to financial statements which are referred to in Section 4.1.11 (Financial Condition), shall also be deemed to cover financial statements furnished from time to time to the Agent and the Lenders pursuant to Section 6.1.1 (Financial Statements). The Borrower, Berry UK and NIM Holdings shall have the right from time to time to modify or supplement any of the Schedules (including the provision of new Schedules) and/or the Collateral Disclosure List referred to in this ARTICLE IV, and following any such modification or supplement the representations in this ARTICLE IV shall be deemed to refer to such Schedules and Collateral Disclosure List as so modified or supplemented; provided, that the Borrower, Berry UK and/or NIM Holdings, as applicable, will be deemed to have represented at the time of delivery of any such modification or supplement that the modifications of and supplements to such Schedules and/or Collateral Disclosure List after the date of this Agreement do not relate to events or circumstances which individually or in the aggregate have resulted in a material adverse change in the business or operations of the Borrower, Berry UK, NIM Holdings and its Subsidiaries taken as a whole or which would otherwise constitute a Default or an Event of Default.

                                   ARTICLE V
                              CONDITIONS PRECEDENT

      Section 5.1 Conditions to the Initial Advance and Initial Letter of
Credit.

      The making of the initial advance under the Loans and the issuance of the initial Letter of Credit and the initial Bond Letter of Credit are subject to the fulfillment on or before the date of this Agreement of the following conditions precedent in a manner reasonably satisfactory in form and substance to the Agent and its counsel:


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            5.1.1 Organizational Documents - Borrower, Berry UK and NIM
Holdings.

            The Agent shall have received for the Borrower, Berry UK and NIM
Holdings:

                  (a) for the Borrower only, a certificate of good standing certified by the Secretary of State, or other appropriate Governmental Authority, of the state of incorporation of the Borrower, if applicable;

                  (b) for the Borrower only, a certificate of qualification to do business certified by the Secretary of State or other Governmental Authority of each state in which the Borrower conducts business, as applicable;

                  (c) a certificate dated as of the date of this Agreement by the Secretary or an Assistant Secretary of each of the Borrower, Berry UK and NIM Holdings covering:

                        (i) true and complete copies of its corporate charter,
                  bylaws, and all amendments thereto;

                        (ii) true and complete copies of the resolutions of its
                  Board of Directors authorizing (A) the execution, delivery and performance of the Financing Documents and the Poly-Seal Stock Purchase Documents to which it is a party, (B) the borrowings hereunder, (C) the granting of the Liens contemplated by this Agreement and the Financing Documents to which it is a party and (D) the Poly-Seal Stock Purchase Transaction;

                        (iii) the incumbency, authority and signatures of the
                  officers authorized to sign this Agreement and the other Financing Documents to which it is a party; and

                        (iv) the identity of its current directors, common stock
                  holders and other equity holders, as well as their respective percentage ownership interests.

            5.1.2 Opinion of Counsel.

            The Agent shall have received such favorable opinions of counsel for the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors addressed to the Agent, the Lenders and Bank of America, acting through its Sterling LIBOR Lending Office, in form and substance satisfactory to the Agent and as requested by the Agent.

            5.1.3 Organizational Documents - Guarantors.

            The Agent shall have received for each Guarantor:

                  (a) a certificate of good standing certified by the Secretary of State, or other appropriate Governmental Authority, of the state of incorporation;


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                  (b) a certificate of qualification to do business certified by the Secretary of State or other Governmental Authority of each state in which each Guarantor conducts business;

                  (c) a certificate dated as of the date of this Agreement by the Secretary or an Assistant Secretary of each Guarantor covering:

                        (i) true and complete copies of the its corporate
                  charter, bylaws, and all amendments thereto;

                        (ii) true and complete copies of the resolutions of it's
                  Board of Directors authorizing the execution, delivery and performance of the Financing Documents to which it is a party and the granting of the Liens contemplated by any of the Financing Documents to which it is a party;

                        (iii) the incumbency, authority and signatures of its
                  officers to sign the Guaranty and all other Financing Documents to which it is a party;

                        (iv) the identity of it's current directors, common
            stock holders and other equity holders, as well as their respective percentage ownership interests;

                  (d) the favorable opinion of counsel for the Guarantors addressed to the Agent, the Lenders and Bank of America, acting through its Sterling LIBOR Lending Office, and in form satisfactory to the Agent.

            5.1.4 Consents, Licenses, Approvals, Etc.

            The Agent shall have received copies of all consents, licenses and approvals, required in connection with the execution, delivery, performance, validity and enforceability of the Financing Documents, and the Poly-Seal Stock Purchase Documents, and such consents, licenses and approvals shall be in full force and effect.

            5.1.5 Notes.

            The Agent shall have received for delivery to each of the Lenders the UK Term Note, the UK Revolving Credit Note, the Term Notes and the Revolving Credit Notes, each conforming to the requirements hereof and executed by a Responsible Officer of the Borrower, Berry UK and NIM Holdings, as applicable, and attested by a duly authorized representative of the Borrower, Berry UK and NIM Holdings, as applicable.

            5.1.6 Financing Documents and Collateral.

            The Borrower, Berry UK, NIM Holdings and each Subsidiary Guarantor shall have executed and delivered the Financing Documents to be executed by it, including, without limitation, the UK Security Documents, the UK Credit Facilities Guaranty and the UK Security Agreement and shall have delivered original Chattel Paper, Instruments, Securities, and related Collateral and all opinions, title insurance, and other documents contemplated by ARTICLE III (The Collateral).


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            5.1.7 Other Financing Documents.

            In addition to the Financing Documents to be delivered by the Borrower, Berry UK and/or NIM Holdings, the Agent shall have received the Financing Documents duly executed and delivered by parties thereto other than the Borrower, Berry UK or NIM Holdings.

            5.1.8 Other Documents, Etc.

            The Agent shall have received such other certificates, opinions, documents and instruments confirmatory of or otherwise relating to the transactions contemplated hereby as may have been reasonably requested by the Agent.

            5.1.9 Payment of Fees.

            The Agent and the Lenders shall have received payment of any Fees due on or before the date of this Agreement.

            5.1.10 Collateral Disclosure List.

            The Borrower, Berry UK, NIM Holdings and each Subsidiary Guarantor shall have delivered the Collateral Disclosure List required under the provisions of Section 3.3 (Collateral Disclosure List) hereof duly executed by a Responsible Officer of the Borrower, Berry UK, NIM Holdings and each Subsidiary Guarantor, as appropriate.

            5.1.11 Recordings and Filings.

            The Borrower, Berry UK, NIM Holdings and each Subsidiary Guarantor, as appropriate, shall have: (a) executed and delivered all Financing Documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Agent and the Lenders, a perfected Lien in the Collateral (subject only to the Permitted Liens) in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) delivered such evidence as the Agent may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all Taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

            5.1.12 Insurance Certificate.

            The Agent shall have received an insurance certificate in accordance with the provisions of Section 6.1.8 (Insurance) and Section 6.1.17 (Insurance With Respect to Equipment and Inventory) of this Agreement. The Agent and the Lenders acknowledge and agree that a series of insurance certificates acceptable to the Agent were furnished to the Agent on or about the First Closing Date and again on May 13, 1997 and that additional insurance certificates will not be required except with respect to the insurance coverages of Poly-Seal.


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            5.1.13 Landlord's Waivers.

            Unless otherwise agreed by the Agent, the Agent shall have received a landlord's waiver from each landlord of each and every business premise leased by the Borrower and/or any Subsidiary Guarantor and on which any of the Collateral is or may hereafter be located, which landlords' waivers must be reasonably acceptable to the Agent and its counsel in their sole and absolute discretion.

            5.1.14 Bailee Acknowledgements.

            Unless otherwise agreed by the Agent, the Agent shall have received an agreement acknowledging the Liens of the Agent and the Lender from each bailee, warehouseman, consignee or similar third party which has possession of any of the Collateral, which agreements must be reasonably acceptable to the Agent and its counsel in their sole and absolute discretion.

            5.1.15 Field Examination.

            The Agent shall have completed a field examination and audit of the business, operations and income of the Borrower, Berry UK, NIM Holdings and each Subsidiary Guarantor, the results of which field examination and audit shall be in all respects acceptable to the Agent in its sole and absolute discretion and shall include reference discussions with key customers and vendors.

            5.1.16 Appraisal.

            The Agent shall have received appraisals of all real and personal property owned by the Borrower, Berry UK, NIM Holdings and/or each Subsidiary Guarantor, all of which appraisals shall be performed by one or more appraisers satisfactory in all respects to the Agent, shall be in such form and content as may be required by the Agent.

            5.1.17 Pro-forma Balance Sheet and Projections.

            The Agent shall have received and approved the Borrower's Pro-forma Balance Sheet and Pro-forma Financial Projections, which Pro-forma Balance Sheet and Pro-forma Financial Projections must be in form and content acceptable to the Agent in its sole and absolute discretion.

            5.1.18 Stock Certificates and Stock Powers.

            The Agent shall have received all of the original stock certificates of each Subsidiary Guarantor and all original certificates representing one hundred percent (100%) of the stock issued by NIM Holdings and fully executed irrevocable stock powers from the holders of all such stock certificates.


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            5.1.19 Poly-Seal Stock Purchase Agreement Transaction.

                  (a) The Poly-Seal Stock Purchase Transaction shall have been completed and closed prior to or simultaneously herewith upon terms and conditions reasonably satisfactory to the Agent, in accordance with the Poly-Seal Stock Purchase Agreement and all applicable Laws.

                  (b) The Agent shall have received photocopies of all Poly-Seal Stock Purchase Documents executed, delivered and/or furnished in connection with the Poly-Seal Stock Purchase Transaction, together with a certificate signed by a Responsible Officer of the Borrower certifying that the Poly-Seal Stock Purchase Agreement and the other Poly-Seal Stock Purchase Documents furnished to the Agent are true, correct, in full force and effect and the provisions thereof have not been in any way modified, amended or waived, except as otherwise disclosed in writing to the Agent on or before the date of this Agreement.

                  (c) The Parent shall have issued and sold the Preferred Stock in accordance with the Preferred Stock Shareholder Agreements and shall have received gross proceeds in an amount at least equal to Twenty-five Million Dollars ($25,000,000); the net proceeds of which (after payment of all fees and expenses incurred in connection with the closing and consummation of the transactions contemplated by the Preferred Stock Shareholder Agreements) shall be contributed to the Borrower.

            5.1.20 Environmental Reports.

            The Agent shall have received and reviewed a Phase I environmental assessment for each parcel of real property owned or leased by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor, each of which environmental assessment has been performed by a reputable and recognized environmental consulting firm acceptable to the Agent and has revealed no material Hazardous Materials Contamination or material violations of any Environmental Laws, and shall otherwise be in all respects acceptable to the Agent.

            5.1.21 Financial Statements.

            The Agent shall have received and reviewed copies of the annual audited financial statements in reasonable detail satisfactory to the Agent relating to the Borrower and its Subsidiaries for the fiscal year ending December 31, 1999 and for Poly-Seal for the fiscal year ending December 31, 1999, prepared in accordance with GAAP, which financial statements shall include a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the end of each such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of the Borrower and its Subsidiaries for each such fiscal year. In addition, the Agent shall have received and reviewed copies of the most recent interim monthly financial statements for Poly-Seal, the Borrower and its Subsidiaries, all prepared in accordance with GAAP.


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

      Section 5.2 Conditions to all Extensions of Credit.

      The making of all advances under the Loans and the issuance of all Letters of Credit and all Bond Letters of Credit is subject to the fulfillment of the following conditions precedent in a manner reasonably satisfactory in form and substance to the Agent:

            5.2.1 Default.

            There shall exist no Event of Default or Default hereunder.

            5.2.2 Representations and Warranties.

            The representations and warranties of the Borrower, Berry UK and NIM Holdings contained among the provisions of this Agreement shall be true and correct (except that any such representations and warranties that are not qualified as to materiality need only be true and correct in all material respects) and with the same effect as though such representations and warranties had been made at the time of the making of, and of the request for, each advance under the Loans or the issuance of each Letter of Credit or Bond Letter of Credit, except that (a) the representations and warranties which relate to a specific date need only be true and correct as of such date and (b) the representations and warranties which relate to financial statements which are referred to in Section 4.1.11 (Financial Condition), shall also be deemed to cover financial statements furnished from time to time to the Agent pursuant to
Section 6.1.1 (Financial Statements).

            5.2.3 Adverse Change.

            No material adverse change shall have occurred in the condition (financial or otherwise), operations or business of the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor which would, in the good faith judgment of the Agent, materially impair the ability of the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor to pay or perform any of the Obligations.

            5.2.4 Legal Matters.

            All legal documents incident to each advance under the Loans and each of the Letters of Credit and Bond Letters of Credit shall be reasonably satisfactory to the Agent.

                                   ARTICLE VI
                            COVENANTS OF THE BORROWER

      Section 6.1 Affirmative Covenants.

      So long as any of the Obligations (or any the Commitments therefor) shall be outstanding hereunder, the Borrower, Berry UK and NIM Holdings agree jointly and severally with the Agent and the Lenders as follows:


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            6.1.1 Financial Statements.

            The Borrower shall furnish to the Agent for distribution to the
Lenders:

                  (a) Annual Statements and Certificates. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than ninety (90) days after the close of the Borrower's fiscal years, (i) a copy of the annual consolidated and consolidating financial statements in reasonable detail satisfactory to the Agent relating to the Borrower, Berry UK, NIM Holdings and all other Subsidiaries, prepared in accordance with GAAP and examined and certified (as to consolidated statements) by independent certified public accountants satisfactory to the Agent, which financial statements shall include a consolidated and consolidating balance sheet of the Borrower, Berry UK, NIM Holdings and all other Subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income, cash flows and changes in shareholders equity of the Borrower, Berry UK, NIM Holdings and all other Subsidiaries for such fiscal year, and (ii) a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, a certification that no change has occurred to the information contained in the Collateral Disclosure List (except as set forth any schedule attached to the certification) and (iii) a management letter in the form prepared by the Borrower's independent certified public accountants, but only if and to the extent customarily obtained by the Borrower. The Agent agrees that any one of the "Big 4" accounting firms is satisfactory to the Agent for purposes of this Section 6.1.1(a), except to the extent the Agent in its reasonable discretion and based on good faith and legitimate concerns determines that any such accounting firm would be unacceptable because of any conflict of interest or any material adverse change affecting such firm's reliability or financial viability.

                  (b) Annual Opinion of Accountant. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than ninety (90) days after the close of the Borrower's fiscal years, a letter or opinion of the accounting firm which examined and certified the annual financial statement relating to the Borrower, Berry UK, NIM Holdings and all other Subsidiaries stating whether anything in such accounting firm's examination has revealed the occurrence of a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

                  (c) Quarterly Statements and Certificates. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than forty-five (45) days after the close of the Borrower's fiscal quarters (other than the final fiscal quarter), consolidated and consolidating balance sheets of the Borrower, Berry UK, NIM Holdings and all other Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a Compliance Certificate, in substantially the form attached to this Agreement as EXHIBIT D, containing a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, each prepared by a Responsible Officer of or on behalf of the Borrower in a format acceptable to the Agent, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any


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event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

                  (d) Monthly Statements and Certificates. The Borrower shall furnish to the Agent for distribution to the Lenders as soon as available, but in no event more than thirty-five (35) days after the close of the Borrower's fiscal months, consolidated and consolidating balance sheets of the Borrower, Berry UK, NIM Holdings and all other Subsidiaries as of the close of such period, consolidated and consolidating income, cash flows and changes in shareholders equity statements for such period, and a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

                  (e) Monthly reports - Borrowing Base. As part of the Borrowing Base Certificate, the Borrower shall furnish to the Agent for distribution to the Lenders within twenty (20) days after the end of each fiscal month, a report containing the following information:

                        (i) a detailed aging schedule of all Accounts for the
                  Borrower and each Subsidiary Guarantor by Account Debtor, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request;

                        (ii) a detailed aging of all accounts payable by
                  supplier, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request; and

                        (iii) a listing of all Inventory of the Borrower and
                  each Subsidiary Guarantor by component, category and location, in such detail, and accompanied by such supporting information as the Agent may from time to time reasonably request.

                  (f) Monthly reports - UK Borrowing Base. As part of the UK Borrowing Base Certificate, Berry UK and NIM Holdings shall furnish to the Agent for distribution to the Lenders within twenty (20) days after the end of each fiscal month, a report containing the following information:

                        (i) a detailed aging schedule of all Accounts for Berry
                  UK and NIM Holdings by Account Debtor, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request;

                        (ii) a detailed aging of all accounts payable by
                  supplier, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request; and

                        (iii) a listing of all Inventory of Berry UK and NIM
                  Holdings by component, category and location, in such detail, and

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                  accompanied by such supporting information as the Agent may from time to time reasonably request.

                  (g) Annual Budget and Projections. The Borrower shall furnish to the Lender as soon as available, but in no event later than the 10th day before the end of each fiscal year:

                        (i) a consolidated and consolidating budget and pro
                  forma financial statements on a month-to-month basis for the following fiscal year, and

                        (ii) three-year financial projections or financial
                  projections for such lesser or greater period to the extent routinely prepared by the Borrower in the ordinary course of its business, which projections shall include both consolidated and consolidating projections with respect to the Borrower, Berry UK, NIM Holdings and all other Subsidiaries.

                  (h) Amendments to Subordinated Debt Loan Documents; Senior Secured Debt Loan Documents. The Borrower will furnish copies of each amendment, supplement, restatement or other modification to any of the Subordinated Debt Loan Documents and/or the Senior Secured Debt Loan Documents executed at any time after the Closing Date on or before the effective date of such amendment, supplement, restatement or other modification.

                  (i) Additional Reports and Information. The Borrower, Berry UK and NIM Holdings shall furnish to the Agent for distribution to the Lenders promptly, such additional information, reports or statements as the Agent and/or any of the Lenders may from time to time reasonably request.

            6.1.2 Reports to SEC and to Stockholders.

            The Borrower will furnish to the Agent for distribution to the Lenders, promptly upon the filing or making thereof, at least one (1) copy of all reports, notices and proxy statements sent by the Parent, the Borrower or any of their respective Subsidiaries to its stockholders, and of all regular and other reports filed by the Parent, the Borrower or any of their respective Subsidiaries with the Securities and Exchange Commission.

            6.1.3 Recordkeeping, Rights of Inspection, Field Examination, Etc.

                  (a) The Borrower, Berry UK and NIM Holdings shall, and shall cause each of the Subsidiaries to, maintain (i) a standard system of accounting in accordance with GAAP, and (ii) proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its properties, business and activities.

                  (b) The Borrower, Berry UK and NIM Holdings shall, and shall cause each of the Subsidiaries to, permit authorized representatives of the Agent and any of the Lenders to visit and inspect the properties of the Borrower, Berry UK, NIM Holdings and the Subsidiaries, to review, audit, check and inspect the Collateral at any time with reasonable prior notice prior to the occurrence of an Event of Default, and without notice at any time on or after


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the occurrence of an Event of Default, to review, audit, check and inspect the other books of record of the Borrower, Berry UK, NIM Holdings and the Subsidiaries at any time with or without notice and to make abstracts and photocopies thereof, and to discuss the affairs, finances and accounts of the Borrower, Berry UK, NIM Holdings and the Subsidiaries, with the officers, directors, employees and other representatives of the Borrower, Berry UK, NIM Holdings and the Subsidiaries and their respective accountants, all at such times during normal business hours and other reasonable times and as often as the Agent and/or any of the Lenders may reasonably request.

                  (c) The Borrower, Berry UK and NIM Holdings each hereby irrevocably authorizes and directs all accountants and auditors employed by the Borrower, Berry UK, NIM Holdings and/or any Subsidiary, or from any Governmental Authority, at any time prior to the repayment in full of the Obligations to exhibit and deliver to the Agent for distribution to the Lenders copies of any and all of the financial statements, trial balances, management letters, or other accounting records of any nature of the Borrower, Berry UK, NIM Holdings and/or any or all Subsidiaries in the accountant's or auditor's possession, and to disclose to the Agent and any of the Lenders any information they may have concerning the financial status and business operations of the Borrower, Berry UK, NIM Holdings and/or any or all Subsidiaries. Further, the Borrower, Berry UK, and NIM Holdings each hereby authorizes all Governmental Authorities to furnish to the Agent for distribution to the Lenders copies of reports or examinations relating to the Borrower, Berry UK, NIM Holdings and/or any or all Subsidiaries, whether made by the Borrower, Berry UK, NIM Holdings or otherwise. The Agent agrees that it shall not request any of the foregoing items directly from any accountants or auditors employed by the Borrower, Berry UK, NIM Holdings or any Subsidiary or from any Governmental Authority at any time prior to the occurrence of an Event of Default unless (i) the Agent shall have first requested such items from the Borrower and the Borrower shall have failed or is unable to furnish the requested items promptly and (ii) the Agent shall have notified the Borrower and/or the respective Subsidiary, as appropriate. Upon the Borrower's request, the Agent will furnish copies of all items obtained by the Agent from any accountants or auditors for the Borrower unless the Agent is legally prohibited from so doing.

                  (d) All reasonable costs and expenses incurred by, or on behalf of, the Agent in connection with the conduct of any of the foregoing shall be part of the Enforcement Costs and shall be payable to the Agent upon demand. The Borrower acknowledges and agrees that such expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Agent's employees and agents in, and when, travelling to any of the facilities of the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor.

            6.1.4 Corporate Existence.

            Except in connection with consummation of those transactions permitted by Section 6.2.1 (Capital Structure), the Borrower, Berry UK and NIM Holdings shall maintain, and shall cause each of their Subsidiaries to maintain, its corporate existence in good standing in the jurisdiction in which it is incorporated and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction would have a material adverse effect (a) on the ability of the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, taken as a whole, to perform the Obligations, (b) on the conduct of the


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operations of the Borrower, Berry UK, NIM Holdings and the Subsidiary
Guarantors, taken as a whole, (c) on the consolidated financial condition of the Borrower and the Subsidiaries, taken as a whole, or (d) on the value of, or the ability of the Agent and the Lenders to realize upon, any of the Collateral.

            6.1.5 Compliance with Laws.

            The Borrower, Berry UK and NIM Holdings shall comply, and shall cause each of their Subsidiaries to comply, with all applicable Laws and observe the valid requirements of all Governmental Authorities, the noncompliance with or the nonobservance of which would have a material adverse effect (a) on the ability of the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, taken as a whole, to perform the Obligations, (b) on the conduct of the operations of the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, taken as a whole, (c) on the consolidated financial condition of the Borrower and the Subsidiaries, taken as a whole, or (d) on the value of, or the ability of the Agent and the Lenders to realize upon, any of the Collateral.

            6.1.6 Preservation of Properties.

            Except as otherwise expressly permitted by the provisions of this Agreement, the Borrower, Berry UK and NIM Holdings will, and will cause each of their Subsidiaries to, at all times (a) maintain, preserve, protect and keep its material properties, whether owned or leased, in good operating condition, working order and repair (ordinary wear and tear excepted), and from time to time will make all proper repairs, maintenance, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, working order and repair, and (b) do or cause to be done all things necessary to preserve and to keep in full force and effect its material franchises, leases of real and personal property, trade names, patents, trademarks and permits which are necessary for the orderly continuance of its business.

            6.1.7 Line of Business.

            The Borrower, Berry UK and NIM Holdings will continue and, will cause their Subsidiaries to continue, to engage substantially only in the business of manufacturing, marketing, selling and distributing plastic products or in a business related thereto.

            6.1.8 Insurance.

            The Borrower, Berry UK and NIM Holdings will, and will cause each of their Subsidiaries to, at all times maintain with "A" (or its English equivalent with respect to Berry UK and NIM Holdings) or better rated insurance companies such insurance as is required by applicable Laws and such other insurance, in such amounts, of such types and against such risks, hazards, liabilities, casualties and contingencies as are usually insured against in the same geographic areas by business entities engaged in the same or similar business. Without limiting the generality of the foregoing, the Borrower, Berry UK and NIM Holdings will, and will cause each of their Subsidiaries to, keep adequately insured all of their property against loss or damage resulting from fire or other risks insured against by extended coverage and maintain public liability insurance against claims for personal injury, death or property damage occurring upon,


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

in or about any properties occupied or controlled by them, or arising in any manner out of the businesses carried on by them. The Borrower shall deliver to the Agent on the Closing Date (and thereafter on each date there is a material change in the insurance coverage) a certificate of a Responsible Officer of the Borrower containing a detailed list of the insurance then in effect and stating the names of the insurance companies, the types, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby.

            6.1.9 Taxes.

            Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, the Borrower, Berry UK and NIM Holdings will, and will cause each of their Subsidiaries, to pay and discharge all Taxes prior to the date when the failure to pay such Taxes will give rise to a Default or an Event of Default. The Borrower shall furnish to the Agent at such times as the Agent may require proof satisfactory to the Agent of the making of payments or deposits required by applicable Laws including, without limitation, payments or deposits with respect to amounts withheld by the Borrower, Berry UK, NIM Holdings and/or any Subsidiary Guarantor from wages and salaries of employees and amounts contributed by the Borrower, Berry UK, NIM Holdings and/or any Subsidiary Guarantor on account of federal and other income or wage taxes and amounts due under the Federal Insurance Contributions Act, as amended.

            6.1.10 ERISA.

            The Borrower will, and will cause each of their Subsidiaries and Affiliates to, comply with the funding requirements of ERISA with respect to employee pension benefit plans for its respective employees. The Borrower will not permit, and will not allow any Subsidiary to permit, with respect to any employee benefit plan or plans covered by Title IV of ERISA (a) any prohibited transaction or transactions under ERISA or the Internal Revenue Code, which results, or would result, in any material liability of the Borrower and/or any of its Subsidiaries and Affiliates, or (b) any Reportable Event if, upon termination of the plan or plans with respect to which one or more such Reportable Events shall have occurred, there is or would be any material liability of the Borrower and/or any of the Subsidiaries and Affiliates to the PBGC. Upon the Agent's request, the Borrower will deliver to the Agent a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan", as defined in ERISA.

            6.1.11 Notification of Events of Default and Adverse Developments.

            The Borrower, Berry UK and NIM Holdings shall promptly notify the Agent and the Lenders upon obtaining knowledge of the occurrence of:

                  (a) any Event of Default;

                  (b) any Default;

                  (c) any litigation instituted or threatened against the Borrower, Berry UK, NIM Holdings or any of their Subsidiaries and of the entry of any judgment or Lien (other than any Permitted Liens) against any of the assets or properties of the Borrower, Berry


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

UK, NIM Holdings or any Subsidiary where the claims against the Borrower, Berry UK, NIM Holdings or any Subsidiary exceed One Million Dollars ($1,000,000) and are not covered by insurance;

                  (d) the receipt by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor of any notice, claim or demand from any Governmental Authority which alleges that the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor is in material violation of any of the terms of, or has failed to comply with any applicable material Laws regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act and the Environmental Protection Act, the noncompliance with which would have a materially adverse effect on the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, taken as a whole;

                  (e) any other development in the business or affairs of the Borrower, Berry UK, NIM Holdings or any of their Subsidiaries which is materially adverse to the Borrower and its Subsidiaries taken as a whole; and

in each case describing in detail satisfactory to the Agent the nature thereof and the action the Borrower or any Subsidiary, as the case may be, proposes to take, if any, with respect thereto.

            6.1.12 Hazardous Materials; Contamination.

            The Borrower, Berry UK and NIM Holdings each agrees to:

                  (a) give notice to the Agent immediately upon acquiring knowledge of the presence of any Hazardous Materials or any Hazardous Materials Contamination on any property owned, operated or controlled by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor or for which the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor is, or is claimed to be, responsible (provided that such notice shall not be required for Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course (including, without limitation, quantity) of the line of business permitted by this Agreement or as described in any Phase I environmental assessments expressly referenced herein or in any schedule attached hereto), with a full description thereof;

                  (b) promptly comply with any Laws, the noncompliance with which would have a materially adverse effect on the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, taken as a whole or on the value of any material portion of the Collateral or the ability of the Agent to realize upon the value of any such Collateral requiring the removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Agent with reasonably satisfactory evidence of such compliance;

                  (c) as part of the Obligations, defend, indemnify and hold harmless the Agent, each of the Lenders and each of their respective agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials or any Hazardous Materials Contamination on any property owned, operated or controlled by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor for which the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor is, or is claimed


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to be, responsible which claims relate to the financing and/or Liens contemplated by this Agreement, but which claims do not arise out of the gross negligence or willful misconduct of the Agent or any of the Lenders. The Borrower, Berry UK and NIM Holdings each acknowledges and agrees that this indemnification shall survive the termination of this Agreement and the Commitments and the payment and performance of all of the other Obligations. The Agent and the Lenders agree that the liability of Berry UK and NIM Holdings with respect to such indemnification shall be limited to claims which arise solely from property owned, operated or controlled by Berry UK and/or NIM Holdings.

            6.1.13 Financial Covenants.

                  (a) Tangible Capital Funds. The Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, on a consolidated basis, will attain a Tangible Capital Funds of not less than the following amounts as of the following dates:

                  Date                                 Amount
                  ----                                 ------

            June 30, 2000                           $80,000,000
            September 30, 2000                      $83,000,000
            December 31, 2000                       $85,000,000
            March 31, 2001                          $87,000,000
            June 30, 2001                           $92,500,000
            September 30, 2001                      $98,000,000
            December 31, 2001 and all              $100,000,000
            times thereafter

Notwithstanding the foregoing, if the amount of actual goodwill attributed to Poly-Seal at the time of closing and consummation of the Poly-Seal Stock Purchase Transaction exceeds $27,000,000 (the "Excess Goodwill"), the required levels of Tangible Capital Funds set forth above shall be reduced by the amount of such Excess Goodwill; alternatively, if the amount of actual goodwill attributed to Poly-Seal at the time of closing and consummation of the Poly-Seal Stock Purchase Transaction is less than $27,000,000 (the "Deficiency Goodwill"), the required levels of Tangible Capital Funds as set forth above shall be increased by the amount of such Deficiency Goodwill.

                  (b) Funded Debt to EBITDA. The Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, on a consolidated basis, will not at any time permit the ratio of (x) Funded Debt to (y) EBITDA, for the prior twelve
(12) month period, to be greater than the following amounts as of the following dates:

                  Date                                  Ratio
                  ----                                  -----

            June 30, 2000                            4.75 to 1.00
            September 30, 2000                       4.25 to 1.00
            December 31, 2000                        4.00 to 1.00
            March 31, 2001                           3.75 to 1.00
            June 30, 2001                            3.50 to 1.00
            September 30, 2001                       3.50 to 1.00


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            December 31, 2001                        3.50 to 1.00
            and thereafter

In addition, Berry UK and NIM Holdings, on a consolidated basis, will not permit, tested as of the last day of each fiscal quarter commencing March 31, 2001 and calculated on a rolling four-quarter basis, the ratio of (x) its Funded Debt to (y) EBITDA, for the prior twelve (12) month period, to be greater than
3.0 to 1.0.

                  (c) Interest Coverage Ratio. The Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors will maintain, on a consolidated basis and tested as of the last day of each fiscal quarter in each fiscal year, on a rolling four (4) quarter basis, an Interest Coverage Ratio of not less than the following amounts as of the following dates:

                  Date                                 Ratio
                  ----                                 -----

            June 30, 2000                            2.00 to 1.00
            September 30, 2000                       2.00 to 1.00
            December 31, 2000                        2.00 to 1.00
            March 31, 2001                           2.25 to 1.00
            June 30, 2001                            2.25 to 1.00
            September 30, 2001                       2.25 to 1.00
            December 31, 2001                        2.50 to 1.00

                  (d) Fixed Charge Coverage Ratio. The Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors will maintain, on a consolidated basis and tested as of the last day of each fiscal year, a Fixed Charge Coverage Ratio of not less than the following amounts as of the following dates:

                  Period                               Ratio
                  ------                               -----

            December 31, 2000                        1.00 to 1.00
            December 31, 2001                        1.00 to 1.00

In addition, Berry UK and NIM Holdings will maintain, on a consolidated basis and tested as of the last day of each fiscal quarter commencing March 31, 2001 and calculated on a rolling four-quarter basis (until such time as four quarters have been achieved, calculation shall be annualized), a Fixed Charge Coverage Ratio of not less than 1.0 to 1.0.

                  (e) Debt Service Coverage Ratio. The Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors will maintain, on a consolidated basis and tested as of the last day of each fiscal quarter in each fiscal year, on a rolling four (4) quarter basis, ending on that date, a Debt Service Coverage Ratio of not less than 1.50 to 1.0.

            6.1.14 Collection of Accounts.

            Until the occurrence of an Event of Default, the Borrower, Berry UK, NIM Holdings and its Subsidiaries shall at their own expense have the privilege for the account of, and in trust for, the Agent and the Lenders of collecting their Accounts and receiving in


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respect thereto all Items of Payment and shall otherwise completely service all of the Accounts including (a) the billing, posting and maintaining of complete records applicable thereto, (b) the taking of such action with respect to the Accounts as each of the Borrower, Berry UK, NIM Holdings and each of the Subsidiaries may deem advisable; and (c) the granting, in the ordinary course of business, to any Account Debtor, of any lawful rebate, refund or adjustment, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to an Account and may take such other actions relating to the settling of any Account Debtor's claim as may be commercially reasonable. The Agent may, at its option, at any time or from time to time after and during the continuance of an Event of Default hereunder, revoke the collection privilege given in this Agreement to the Borrower, Berry UK, NIM Holdings and the Subsidiaries by either giving notice of its assignment of, and Lien on the Collateral to the Account Debtors or giving notice of such revocation to the Borrower, Berry UK and/or NIM Holdings. The Agent shall not have any duty to, and the Borrower, Berry UK and NIM Holdings each hereby releases the Agent and the Lenders from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or to preserve any rights against any other party with an interest in the Collateral, unless due to the gross negligence or willful misconduct of the Agent and/or any of the Lenders.

            6.1.15 Government Accounts.

            The Borrower will immediately notify the Agent if any of the Accounts arise out of contracts with the United States or with any other Governmental Authority, which Accounts, individually or in the aggregate, exceed One Hundred Thousand Dollars ($100,000) and, as appropriate, execute and, cause each Subsidiary Guarantor to execute, any Financing Documents and take any steps required by the Agent in order to comply with the Federal Assignment of Claims Act or any other applicable Laws.

            6.1.16 Inventory.

            With respect to the Inventory, the Borrower, Berry UK, NIM Holdings and the Subsidiaries will keep correct and accurate records itemizing and describing the kind, type, and quantity of Inventory, the cost therefor and the selling price thereof, all of which records shall be available to the officers, employees or agents of the Agent upon demand for inspection and copying thereof. The Borrower, Berry UK, NIM Holdings and the Subsidiaries shall be permitted to sell Inventory in the ordinary course of business until such time as the Agent notifies the Borrower, Berry UK and/or NIM Holdings to the contrary following the occurrence of an Event of Default.

            6.1.17 Insurance With Respect to Equipment and Inventory.

            The Borrower, Berry UK and NIM Holdings will (a) maintain and cause each of their the Subsidiaries to maintain hazard insurance with fire and extended coverage and naming the Agent as an additional insured with loss payable to the Agent as its respective interest may appear on the Equipment and Inventory in an amount at least equal to the fair market value of the Equipment and Inventory (but in any event sufficient to avoid any co-insurance obligations) and with a specific endorsement to each such insurance policy pursuant to which the insurer agrees to give the Agent at least thirty (30) days written notice before any


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alteration or cancellation of such insurance policy and that no act or default of the Borrower or any Subsidiary shall affect the right of the Agent to recover under such policy in the event of loss or damage; and (b) file, and cause each of its Subsidiaries to file, with the Agent, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Notwithstanding the foregoing, Berry UK and NIM Holdings shall be required to maintain insurance in accordance with the provisions of this Section as and to the extent appropriate and customary in secured lending transactions between British lenders and borrowers.

            6.1.18 Maintenance of the Collateral.

            Except as permitted by Section 6.2.1 (Capital Structure), the Borrower, Berry UK and NIM Holdings will maintain, and will cause each of the Subsidiary Guarantors to maintain, the Collateral in good working order, saving and excepting ordinary wear and tear.

            6.1.19 Defense of Title and Further Assurances.

            At its expense, the Borrower, Berry UK and NIM Holdings each will defend the title to the Collateral (and any part thereof), and will immediately execute, acknowledge and deliver and, cause each Subsidiary Guarantor to execute, acknowledge and deliver, any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document which the Agent may require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien or security interest granted or required to be granted to the Agent, for the benefit of the Lenders ratably and the Agent, under the terms of this Agreement and/or under any of the other Financing Documents and the first priority of that Lien, subject only to the Permitted Liens. The Borrower, Berry UK and NIM Holdings each will from time to time do, and, the Borrower will cause each of the Subsidiary Guarantors to do, whatever the Agent may reasonably require by way of obtaining, executing, delivering, and/or filing financing statements, landlords' or mortgagees' waivers, notices of assignment and other notices and amendments and renewals thereof and the Borrower, Berry UK and NIM Holdings, each will take and, the Borrower will cause each of the Subsidiary Guarantors to take, any and all steps and observe such formalities as the Agent may require, in order to create and maintain a valid Lien upon, pledge of, or paramount security interest in (subject only to Permitted Liens), the Collateral (including as and to the extent required to comply with the provisions of Section 3.7 (Subsidiary Guarantor Assets)), subject only to the Permitted Liens. The Agent understands and will require that the Borrower, Berry UK and NIM Holdings only use commercially reasonable efforts to obtain landlord's and mortgagee's waivers requested by the Agent. The Borrower shall pay to the Agent on demand all taxes, costs and expenses incurred by the Agent in connection with the preparation, execution, recording and filing of any such document or instrument. To the extent that the proceeds of any of the Accounts are expected to become subject to the control of, or in the possession of, a party other than the Borrower, Berry UK, NIM Holdings or a Subsidiary Guarantor or the Agent, the Borrower, Berry UK and/or NIM Holdings, as applicable, shall use commercially reasonable efforts to cause all such parties to execute and deliver security documents, financing statements or other documents as requested by the Agent and as may be necessary to evidence and/or perfect the security interest of the Agent, for the benefit of the Lenders ratably and the Agent in


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those proceeds. The Borrower agrees that a copy of a fully executed security agreement and/or financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. The Borrower, Berry UK and NIM Holdings each hereby irrevocably appoints the Agent as its attorney-in-fact, with power of substitution, in the name of the Agent or in the name of the Borrower, Berry UK and/or NIM Holdings or otherwise, for the use and benefit of the Agent for itself and the Lenders, but at the cost and expense of the Borrower and without notice to the Borrower, Berry UK and/or NIM Holdings, to execute and deliver any and all of the instruments and other documents and take any action which the Agent may require pursuant to the foregoing provisions of this Section 6.1.19.

            6.1.20 Business Names; Locations.

            The Borrower, Berry UK and NIM Holdings will notify and the Borrower will cause each of the Subsidiary Guarantors to notify the Agent not less than thirty (30) days prior to (a) any change in the name under which the Borrower, Berry UK, NIM Holdings or the applicable Subsidiary Guarantor conducts its business, (b) any change of the location of the chief executive office of the Borrower, Berry UK, NIM Holdings or the applicable Subsidiary Guarantor, and (c) the opening of any new place of business, and (d) any change in the location of the places where the Collateral, or any part thereof, or the books and records, or any part thereof, are kept to the extent any such change in location would in and of itself then or with the passage of time result in any Lien of the Agent and the Lenders not being perfected unless action is taken by the Agent and/or any other Person to continue, extend or effect the perfection of such Lien.

            6.1.21 Subsequent Opinion of Counsel as to Recording Requirements.

            In the event that the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor shall transfer its principal place of business or the office where it keeps its records pertaining to the Collateral, upon the Agent's reasonable request the Borrower will provide to the Agent a subsequent opinion of counsel as to the filing, recording and other requirements with which the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors have complied to maintain the Lien and security interest in favor of the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, in the Collateral.

            6.1.22 Use of Premises and Equipment.

            The Borrower, Berry UK and NIM Holdings each agrees that until the Obligations are fully paid and all of the Commitments and the Letters of Credit and Bond Letters of Credit have been terminated or have expired, the Agent after and during the continuance of a Default or an Event of Default, (a) may use all owned or leased lifts, hoists, trucks and other facilities or equipment for handling or removing the Collateral; and (b) shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through their owned or, subject to the terms of any applicable lease, leased property.


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            6.1.23 Protection of Collateral.

            The Borrower, Berry UK and NIM Holdings each agrees that the Agent may at any time following an Event of Default take such steps as the Agent deems reasonably necessary to protect the interest of the Agent and the Lenders in, and to preserve the Collateral, including, the hiring of such security guards or the placing of other security protection measures as the Agent deems appropriate, may employ and maintain at their premises a custodian who shall have full authority to do all acts necessary to protect the interests of the Agent and the Lenders in the Collateral. The Borrower, Berry UK and NIM Holdings each agrees to cooperate fully with the Agent's efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Agent may reasonably direct. All of the Agent's reasonable expenses of preserving the Collateral, including any reasonable expenses relating to the compensation and bonding of a custodian, shall part of the Enforcement Costs.

            6.1.24 Application of Net Casualty Proceeds.

            The Borrower, Berry UK and NIM Holdings each agrees that Net Casualty Proceeds with respect to any Assets of the Borrower, Berry UK, NIM Holdings and/or any Subsidiary Guarantor must be applied to either (a) the payment of the Obligations (provided that any Net Casualty Proceeds from any Assets of Berry UK and/or NIM Holdings shall be applied only to payment of the UK Obligations) or (b) the repair, replacement and/or restoration of the Assets affected, and without the prior written consent of the Agent for no other purpose. The Agent shall determine, in its sole discretion, the manner in which Net Casualty Proceeds are to be applied if the amount of the Net Casualty Proceeds exceeds, individually or in the aggregate, One Million Dollars ($1,000,000) or if there exists a Default or an Event of Default.

      Section 6.2 Negative Covenants.

      So long as any of the Obligations or the Commitments or Letters of Credit or Bond Letters of Credit shall be outstanding, the Borrower, Berry UK and NIM Holdings each agrees with the Agent and the Lenders that:

            6.2.1 Capital Structure, Merger, Acquisition or Sale of Assets.

            Except as otherwise permitted by the provisions of Section 6.2.3 (Purchase of Redemption of Securities), neither the Borrower, Berry UK nor NIM Holdings will alter or amend, nor will the Borrower permit any Subsidiary Guarantor to alter or amend, its equity capital structure, authorize any additional class of equity, issue any stock or equity of any class, enter into any merger or consolidation or amalgamation, windup or dissolve themselves (or suffer any liquidation or dissolution) or acquire all or substantially all the Assets of any Person, or sell, lease or otherwise dispose of any of its Assets; provided however that, except following the occurrence and during the continuation of a Default or an Event of Default, the following shall be permitted:

                  (a) Permitted Acquisitions;

                  (b) Permitted Asset Dispositions;


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

                  (c) mergers or consolidations (i) among and between the Borrower and/or any Subsidiary Guarantor, (ii) among and between Berry UK and NIM Holdings, and (iii) among and between any Subsidiaries of the Borrower other than Subsidiary Guarantors, Berry UK and/or NIM Holdings; provided, that after closing and consummation of any such merger or consolidation involving the Borrower or any Subsidiary Guarantor (A) the Borrower is the surviving entity if the Borrower is a party to such merger or consolidation, (B) the Agent and the Lenders retain a first priority Lien on, and assignment of, one hundred percent (100%) of the capital stock of all surviving Subsidiary Guarantors, subject only to Permitted Liens, and a first priority Lien on all of the Assets of the Borrower and of each surviving Subsidiary Guarantor which had been pledged or required to be pledged under the provisions of this Agreement prior to such merger or consolidation, subject only to Permitted Liens, and (C) in any merger or consolidation involving only Subsidiary Guarantors, the surviving entity qualifies or continues to qualify as a Subsidiary Guarantor in accordance with the provisions of Section 6.2.2 (Subsidiaries);

                  (d) investments as and to the extent permitted by the provisions of Section 6.2.5 (Investments, Loans and Other Transactions), including, without limitation, the issuance of equity (including of a new class) by any Subsidiary to the Borrower or another Subsidiary;

                  (e) the use and disposition of Net Casualty Proceeds, but only as and to the extent permitted by the provisions of Section 6.1.24 (Application of Net Casualty Proceeds);

                  (f) with respect to each Subsidiary Guarantor which is incorporated in a jurisdiction other than the State of Delaware, the formation of a corporation under the laws of the State of Delaware (each referred to herein as "Delaware NewCo") and the merger of such Subsidiary Guarantor into such Delaware NewCo; provided that (i) the Delaware NewCo, as the surviving corporation (1) shall be a Wholly-Owned Subsidiary of the Borrower, (2) shall have the same name as its predecessor Subsidiary Guarantor, (3)shall be the successor to such Subsidiary Guarantor in all respects, (4) shall have assumed all liabilities and obligations of its predecessor Subsidiary Guarantor, including, without limitation, the Obligations, (5) shall, at the time of merger, have no assets or liabilities other than those of its predecessor Subsidiary Guarantor, (6) shall be considered a Subsidiary Guarantor, and (7) shall execute and deliver to the Agent any and all agreements, documents and instruments as may be reasonably requested by the Agent confirming its obligations and liabilities to the Agent and the Lenders, (ii) the formation of Delaware NewCo and the merger of a Subsidiary Guarantor into Delaware NewCo shall not have any material adverse effect on the Agent or the Lenders or the obligations and liabilities of the Subsidiary Guarantor, as reasonably determined by the Agent, and (iii) the Borrower shall furnish or cause to be furnished to the Agent such due diligence items with respect to the Delaware NewCo and its merger with a Subsidiary Guarantor as may be reasonably requested by the Agent.

            6.2.2 Subsidiaries.

            Neither the Borrower, Berry UK nor NIM Holdings will create or acquire, or permit any Subsidiary to create or acquire, any Subsidiaries other than (a) the Subsidiaries


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

identified on the Collateral Disclosure List, as updated through the date of this Agreement and (b) the creation or acquisition of Subsidiary Guarantors, including, without limitation, each Delaware NewCo; provided that no assets or properties may be transferred to any Subsidiary unless such Subsidiary constitutes a Subsidiary Guarantor. In order to qualify, after the Closing Date, as a Subsidiary Guarantor under the provisions of this Agreement, a Subsidiary must (i) be an acquisition permitted by the provisions of this Agreement or be created solely to consummate an acquisition permitted by the provisions of this Agreement, (ii) execute and deliver to the Agent a guaranty agreement substantially in the form of the Guaranty, (iii) grant to the Agent and the Lenders a first priority Lien on all Assets and property of such Subsidiary, subject only to Permitted Liens, all in accordance with the terms of one or more Financing Documents as and to the extent reasonably required by the Agent, and
(iv) be a domestic Subsidiary (organized and existing under the laws of a state in the United States) or, if acceptable to the Agent in its sole and absolute discretion, a foreign Subsidiary. The Borrower understands and agrees that the Agent may condition its consent to the formation of a foreign Subsidiary on such terms, conditions, and restrictions as the Agent may determine in its discretion.

            6.2.3 Purchase or Redemption of Securities, Dividend Restrictions.

            The Borrower will not (a) purchase, redeem or otherwise acquire, or permit any Subsidiary to purchase, redeem or otherwise acquire, any shares of the Borrower's capital stock or warrants now or hereafter outstanding, (b) declare or pay any Distributions (other than stock dividends) or set aside any funds therefor, or (c) apply any of its property or Assets to the purchase, redemption or other retirement of, set apart any sum for the payment of any Distributions on, or for the purchase, redemption, or other retirement of, make any Distributions by reduction of capital or otherwise in respect of, any shares of any class of capital stock or warrants of the Borrower, except for (i) Distributions by the Borrower to the Parent pursuant to a certain Tax Sharing Agreement dated as of April 21, 1994 by and between the Borrower and the Parent, as amended through the Closing Date, and as the same may be further amended from time to time in a manner that is not materially adverse to the Borrower, (ii) Distributions by the Borrower to the Parent to enable the Parent to pay its operating and administrative expenses, including, without limitation, directors fees, legal and audit expenses, Securities and Exchange Commission compliance expenses and corporate franchise and other Taxes, not to exceed in any fiscal year Five Hundred Thousand Dollars ($500,000), (iii) Distributions by the Borrower to the Parent to pay management fees not to exceed Seven Hundred Fifty Thousand Dollars ($750,000) in any fiscal year of the Borrower, (iv) Distributions by the Borrower to the Parent to enable the Parent to repurchase any capital stock owned by any Person employed by the Parent and/or the Borrower if such Person is no longer so employed, provided, that the aggregate amount of Distributions for this purpose shall not exceed One Million Dollars ($1,000,000) per annum, and (v) Distributions to the Borrower or to any Subsidiary Guarantor from its Subsidiaries.

            6.2.4 Indebtedness.

            Neither the Borrower, Berry UK nor NIM Holdings will create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness for Borrowed Money, except:

                  (a) the Obligations;


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                  (b) current accounts payable arising in the ordinary course;

                  (c) Indebtedness secured by Permitted Liens;

                  (d) Subordinated Indebtedness; provided that the principal amount of all such Subordinated Indebtedness shall not at any time exceed, in the aggregate, Two Hundred Million Dollars ($200,000,000), and provided further that no portion of the Subordinated Indebtedness previously advanced and then repaid may be reborrowed without the prior written consent of the Agent;

                  (e) Indebtedness of the Borrower, Berry UK, NIM Holdings and/or any Subsidiary existing on the date hereof and reflected on the financial statements furnished pursuant to Section 4.1.11 (Financial Condition);

                  (f) Unsecured letters of credit, bankers' acceptances and/or
(i) secured Interest Rate/Currency Protection Agreements between the Borrower, Berry UK, NIM Holdings or a Subsidiary Guarantor and Bank of America and/or (ii) unsecured Interest Rate Protection/Currency Agreements between the Borrower, Berry UK, NIM Holdings or a Subsidiary Guarantor and any other financial institution, providing for the transfer or mitigation of foreign exchange risks or interest rate risks either generally or under specific contingencies;

                  (g) Indebtedness for Borrowed Money incurred by the Borrower, NIM Holdings, Berry UK or any Subsidiary Guarantor incurred after the Closing Date; provided, that (i) such Indebtedness for Borrowed Money is incurred on account of purchase money or finance lease arrangements of Assets (other than real property) acquired by the Borrower, NIM Holdings, Berry UK or a Subsidiary Guarantor after the Closing Date, (ii) each such purchase money or finance lease arrangement does not exceed the cost of the Assets acquired or leased, (iii) any Lien securing such purchase money or finance lease arrangement does not extend to any Assets or property other than that purchased or leased and other property similarly financed from the same financing source, and (iv) the aggregate amount of Indebtedness for Borrowed Money under and in connection with all such purchase money and/or finance lease arrangements shall not exceed, in the aggregate, the sum of One Million Dollars ($1,000,000);

                  (h) Capital Leases;

                  (i) Indebtedness for Borrowed Money of the Borrower to any Subsidiary Guarantor or of any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor and Indebtedness for Borrowed Money of the Borrower to Berry UK and/or NIM Holdings (the "UK Intercompany Indebtedness"), provided that the aggregate amount of such UK Intercompany Indebtedness (excluding intercompany allocations of expenses and charges), together with any investment by the Borrower in Berry UK and/or NIM Holdings permitted by the terms of this Agreement, shall not exceed, in the aggregate, Four Million Dollars ($4,000,000);

                  (j) Indebtedness for Borrowed Money as set forth on Schedule 4.1.14;


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                  (k) Other unsecured Indebtedness for Borrowed Money in
aggregate principal amount not to exceed at any time One Million Dollars ($1,000,000);

                  (l) Indebtedness permitted under the provisions of Section
6.2.5 (Investments, Loans and Other Transactions), and

                  (m) any refinancing, replacement, repurchase, defeasance, redemption or refunding of any existing Indebtedness for Borrowed Money permitted by the provisions of this Agreement or any Indebtedness for Borrowed Money permitted by the clause (n) below; provided, that (i) the principal amount of any Indebtedness for Borrowed Money used to refinance, replace, repurchase, defease, redeem or refund such existing Indebtedness for Borrowed Money (each a "Refinancing Indebtedness") does not exceed the then outstanding principal balance of the Indebtedness for Borrowed Money so refinanced, replaced, repurchased, defeased, redeemed or refunded, (ii) the Weighted Average Life to Maturity of any Refinancing Indebtedness is equal to or greater than the Weighted Average Life to Maturity of the Indebtedness for Borrowed Money being so refinanced, replaced, repurchased, defeased, redeemed or refunded by the Refinancing Indebtedness, (iii) the terms of the Refinancing Indebtedness are not materially more restrictive or limiting on the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor, as the case may be, than the terms of the Indebtedness for Borrowed Money being refinanced, replaced, repurchased, defeased, redeemed or refunded, as determined by the Agent in its reasonable discretion, and (iv) if and to the extent the Refinancing Indebtedness is intended to refinance, replace, repurchase, defeasance, redemption or refund Subordinated Indebtedness, then the Refinancing Indebtedness is subordinated in right of payment to the Obligations on terms at least as favorable to the Agent and the Lenders as those then governing the Subordinated Indebtedness to be refinanced, replaced, repurchased, defeased, redeemed or refunded. As used herein, the term "Weighted Average Life to Maturity" when applied to any Indebtedness for Borrowed Money (including any Refinancing Indebtedness) means at any date, the number of years obtained by dividing (A) the sum of the products obtained by multiplying (1) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (2) the number of years (calculated to the nearest one-twelfth) that will elapse between each such date and the making of each such payment, by (B) the then outstanding principal amount of such Indebtedness for Borrowed Money.

                  (n) Indebtedness for Borrowed Money in favor of GE Capital or any assignee of GE Capital or subsequent assignee lenders in a principal amount up to, but not exceeding $25,000,000; provided that (i) such Indebtedness for Borrowed Money is made available to the Borrower substantially in accordance with the terms and conditions set forth in the term sheet attached hereto as Exhibit "E" and made a part hereof and (ii) GE Capital enters into a lien subordination and intercreditor agreement with the Agent in form and content, including, without limitation, provisions relating to remedies and voting rights, reasonably acceptable to the Agent and GE Capital. The Agent and the Lenders hereby consent and agree to the proposed terms and conditions set forth in the term sheet attached hereto as Exhibit "E" with respect to the proposed Indebtedness for Borrowed Money in favor of GE Capital; provided, however, that such consent is conditional on there being, prior to the closing of the proposed Indebtedness for Borrowed Money in favor of GE Capital, no material adverse change in the financial or other condition of the Borrower.


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

            Notwithstanding the foregoing, neither the Borrower, Berry UK, NIM Holdings nor any Subsidiary Guarantor shall be permitted to create, incur, assume or suffer to exist any additional Indebtedness for Borrower Money at any time after the occurrence of a Default or an Event of Default or if and to the extent any such additional Indebtedness for Borrowed Money would give rise to a Default or an Event of Default.

            6.2.5 Investments, Loans and Other Transactions.

            Except as otherwise provided in this Agreement, the Borrower, Berry UK, and NIM Holdings will not, and will not permit any of its or their Subsidiaries to, (a) make, assume, acquire or continue to hold any investment in any real property (unless used in connection with their business) or any Person, whether by stock purchase, capital contribution, acquisition of Indebtedness of such Person or otherwise (including, without limitation, investments in any joint venture or partnership), except for (i) Permitted Acquisitions, (ii) replacements of Assets which are the subject of a Permitted Asset Disposition made pursuant to clause (f) of the definition of Permitted Asset Disposition,
(iii) those investments existing as of the Closing Date and reflected on the financial statements furnished pursuant to Section 4.1.11 (Financial Condition),
(iv) any investments in Cash Equivalents, which, if requested by the Agent, are pledged to the Agent, for the ratable benefit of the Lenders and for the benefit of the Agent with respect to the Agent's Obligations, as collateral and security for the Obligations (v) those investments more particularly set forth in
Schedule 6.2.5 attached hereto and made a part hereof (the "Permitted Investments"), (vi) the Borrower's acquisition, creation or ownership of any Subsidiary Guarantor, including, the Borrower's existing or additional capital contributions (including purchases of equity securities) in any such Subsidiary Guarantor, (vii) the Borrower's acquisition, creation and ownership of NIM Holdings and any existing or additional capital contributions in Berry UK or NIM Holdings; provided that the aggregate amount of any such existing or additional capital contributions, together with any UK Intercompany Indebtedness (excluding intercompany allocations of expenses and charges) permitted by the terms of this Agreement, may not exceed at any time in the aggregate Four Million Dollars ($4,000,000), (viii) the receipt of Indebtedness for Borrowed Money by the Borrower or any Subsidiary Guarantor which represents payment to the Borrower or a Subsidiary Guarantor, as the case may be, of a portion of the purchase price payable to the Borrower in connection with a Permitted Asset Disposition; provided that, upon the Agent's demand, the Borrower and/or the Subsidiary Guarantor, as the case may, shall take all such actions as shall be reasonably requested by the Agent to grant to the Agent for its benefit and the ratable benefit of the Lenders a perfected Lien on any such Indebtedness for Borrowed Money and provided further that the principal amount of all such Indebtedness for Borrowed Money shall not exceed at any time in the aggregate Five Hundred Thousand Dollars ($500,000), (ix) investments permitted by Section 6.2.1 (Capital Structure), and (x) the receipt of securities in connection with the settlement of claims against any customer, supplier or vendor or as a result of the bankruptcy of any such customer, supplier or vendor; provided that the Agent shall be granted a perfected, first priority Lien on any such securities, (b) guaranty or otherwise become contingently liable for the Indebtedness or obligations of any Person, except that the Borrower and any Subsidiary Guarantor shall be permitted to guaranty (i) any Indebtedness for Borrowed Money of the Borrower, any Subsidiary Guarantor, Berry UK or NIM Holdings otherwise permitted by the provisions of Section 6.2.4 (Indebtedness), (ii) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (iii) the obligations of the Borrower under the


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Subordinated Debt and the Senior Secured Debt, and (iv) the Obligations, or (c)
make any loans or advances, or otherwise extend credit to any Person, except (i) any advance to an officer or employee of the Borrower or any Subsidiary for travel or other business expenses in the ordinary course of business, provided that the aggregate amount of all such advances by all of the Borrower and its Subsidiaries (taken as a whole) outstanding at any time shall not exceed Five Hundred Thousand Dollars ($500,000), (ii) trade credit extended to customers in the ordinary course of business, (iii) ordinary course advances to customers in connection with the production of molds and related materials, and (iv) ordinary course working capital advances and loans to and from the Borrower to any Guarantor and to and from any Guarantor to the Borrower or any other Guarantor. In addition to the foregoing, NIM Holdings covenants and agrees that it shall own no other Assets or investments other than the capital stock of Berry UK.

            6.2.6 Capital Expenditures.

            Except for Permitted Acquisitions, permitted reinvestments of Permitted Asset Dispositions and Capital Expenditures made for the acquisition or construction of Fixed or Capital Assets that are contemplated to be sold in connection with a sale-leaseback transaction referred to in clause (A) of the last sentence of Section 6.2.16, neither the Borrower, Berry UK nor NIM Holdings will or will permit any Subsidiary to, directly or indirectly, make any Capital Expenditures in the aggregate for the Borrower, Berry UK, NIM Holdings and their respective Subsidiaries (taken as a whole) in amount which exceed Thirty-six Million Dollars ($36,000,000) (the "Capital Expenditure Ceiling") during any fiscal year. If in any given fiscal year, the total Capital Expenditures of the Borrower, Berry UK, NIM Holdings and its or their Subsidiaries, taken as a whole, are less than the applicable Capital Expenditure Ceiling for that fiscal year, the unused portion of the amount permitted for Capital Expenditures (the "Carry Forward Amount') may be used to increase the applicable Capital Expenditure Ceiling for the then next succeeding fiscal year. The Carry Forward Amount for any given fiscal year cannot be carried forward for more than one (1) fiscal year.

            6.2.7 Stock of Subsidiaries.

            Neither the Borrower, Berry UK nor NIM Holdings will sell or otherwise dispose of any shares of capital stock of any Subsidiary (except as necessary or incident to any transaction permitted by Section 6.2.1 (Capital Structure) or Section 6.2.6 (Capital Expenditures)) or permit any Subsidiary to issue any additional shares of its capital stock except pro rata to its stockholders.

            6.2.8 Subordinated Indebtedness.

            Neither the Borrower, Berry UK nor NIM Holdings will, or will permit any Subsidiary to make:

                  (a) (i) any payment on account of the Subordinated Debt in violation of the subordination provisions or agreements relating to such Subordinated Debt, or (ii) any payment on account of any other Subordinated Indebtedness in violation of the subordination provisions relating to such Subordinated Indebtedness;


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

                  (b) any amendment or modification of to the documents evidencing or securing the Subordinated Indebtedness; and

                  (c) any payment of principal or interest on the Subordinated Indebtedness other than when due, except that Subordinated Indebtedness may be prepaid, redeemed, repurchased, refinanced, replaced, refunded or defeased from the proceeds of any offering of Securities or Indebtedness by the Parent or the Borrower; provided that at the time of such prepayment there does not exist a Default or an Event of Default and provided that such offering of Securities or Indebtedness is otherwise permitted by the provisions of this Agreement.

            6.2.9 Liens.

            The Borrower, Berry UK and NIM Holdings each agrees that it (a) will not create, incur, assume or suffer to exist any Lien upon any of its properties or Assets, whether now owned or hereafter acquired, or permit any Subsidiary so to do, except for (i) Liens securing the Obligations and (ii) Permitted Liens,
(b) will not allow or suffer to exist any Permitted Liens to be superior to Liens securing the Obligations, or permit any Subsidiary so to do, except for
(i) statutory landlord's Liens with respect to which the Agent has not obtained a landlord's waiver and subordination, (ii) existing Liens securing Indebtedness for Borrowed Money under and in connection with the Bonds, and (iii) Liens which have priority as a matter of law and which do not otherwise constitute or give rise to a Default or an Event of Default and for which the Agent has established a reserve against the Borrowing Base (or the UK Borrowing Base, as appropriate) in an amount to be determined by the Agent in its reasonable discretion, (c) except as otherwise permitted by the provisions of this Agreement, will not enter into any contracts for the consignment of goods, will not execute or suffer the filing of any financing statements or the posting of any signs giving notice of consignments, and will not, as a material part of its business, engage in the sale of goods belonging to others, or permit any Subsidiary so to do, and
(d) will not allow or suffer to exist the failure of any Lien described in the Security Documents to attach to, and/or remain at all times perfected on, any of the property described in the Security Documents, except with respect to any Assets disposed of as part of a Permitted Asset Disposition.

            6.2.10 Transactions with Affiliates.

            Neither the Borrower, Berry UK, NIM Holdings nor any of its or their Subsidiaries will enter into any transaction with any Affiliate except in the ordinary course of business, in each case, upon terms no less favorable to the Borrower, Berry UK, NIM Holdings or any Subsidiary than would be obtained in an arms-length, third party transaction. The foregoing provision shall not restrict
(a) any employment agreement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business and consistent with the past practices of the Borrower and/or any such Subsidiary, (b) transactions between or among the Borrower and/or the Subsidiary Guarantors, (c) transactions between First Atlantic Capital, Ltd. ("First Atlantic"), pursuant to the Second Amended and Restated Management Agreement dated as of June 18, 1996, as amended to the date hereof or otherwise amended with the Agent's prior written consent (solely for purposes of this Section 6.2.10) between the Borrower and First Atlantic,
(d) the payment of Distributions permitted by Section 6.2.3 (Purchase or Redemption of


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Securities), (e) any transaction fee payable to First Atlantic not to exceed
$1,250,000 per transaction and (f) intercompany investments and loans between and among the Borrower, Berry UK and NIM Holdings as and to the extent permitted by the provisions of this Agreement.

            6.2.11 ERISA Compliance.

            Neither the Borrower nor any Commonly Controlled Entity shall: (a) engage in or permit any "prohibited transaction" (as defined in ERISA); (b) cause any "accumulated funding deficiency" as defined in ERISA and/or the Internal Revenue Code; (c) terminate any pension plan in a manner which could result in the imposition of a lien on the property of the Borrower pursuant to ERISA; (d) terminate or consent to the termination of any Multi-employer Plan; or (e) incur a complete or partial withdrawal with respect to any Multi-employer Plan.

            6.2.12 Prohibition on Hazardous Materials.

            Neither the Borrower, Berry UK nor NIM Holdings shall place, manufacture or store or permit to be placed, manufactured or stored any Hazardous Materials on any property owned, operated or controlled by the Borrower, Berry UK or NIM Holdings or for which the Borrower, Berry UK or NIM Holdings is responsible other than Hazardous Materials placed or stored on such property in accordance with applicable Laws in the ordinary course of the Borrower's, Berry UK's, NIM Holdings's or any tenant's business expressly described in this Agreement, or permit any Subsidiary to do so.

            6.2.13 Amendments.

            The Borrower will not amend or agree to amend any of the Subordinated Debt Loan Documents or any of the Senior Secured Debt Loan Documents, other than in the normal course of business.

            6.2.14 Method of Accounting; Fiscal Year.

            The Borrower, Berry UK and NIM Holdings each agrees that:

                  (a) it shall not change, or permit any Subsidiary to change, the method of accounting employed in the preparation of any financial statements furnished to the Agent under the provisions of Section 6.1.1 (Financial Statements), unless required to conform to GAAP and on the condition that the Borrower's accountants shall furnish such information as the Agent may request to reconcile the changes with the Borrower's prior financial statements; and

                  (b) it will not change or permit any Subsidiary to change, its fiscal year from a year ending on or about December 31.

            6.2.15 Transfer of Collateral.

            Neither the Borrower, Berry UK, NIM Holdings nor any of its or their Subsidiaries will transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral, except (a) for transfers among the


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Borrower and the Subsidiary Guarantors, if and to the extent the first priority
Lien (subject to Permitted Liens) of the Agent and the Lenders would be unaffected by any such transfers, (b) for transfers of UK Collateral by Berry UK and/or NIM Holdings to the Borrower, if and to the extent a first priority perfected Lien (subject to Permitted Liens) would attach to such UK Collateral so transferred contemporaneously with such transfer, (c) transfers of Inventory in the ordinary course of business to bailees, warehousemen, consignees or similar third parties if and to the extent that either (i) such bailees, warehousemen, consignees or similar third parties have entered into an agreement with the Agent in which such bailees, warehousemen, consignees or similar third parties consent and agree to the superior Lien of the Agent and the Lenders on such Inventory and to such other terms and conditions as may be reasonably required by the Agent or (ii) the Agent has established reserves against the Borrowing Base (or the UK Borrowing Base, as appropriate) with respect to any such Inventory so transferred in accordance with the provisions set forth in the definition of Eligible Domestic Inventory (or Eligible UK Inventory, as appropriate), which reserves the Agent shall establish upon the Borrower's request, (d) temporary transfers of Equipment offsite for repairs; provided that such Equipment is promptly upon repair returned to a location in which the Agent has perfected its first priority Lien (subject only to Permitted Liens), and (e) usual and customary transfers of mobile Equipment (such as laptop computers) by employees of the Borrower and/or a Subsidiary Guarantor in the ordinary course of their employment.

            6.2.16 Sale and Leaseback.

            Neither the Borrower, Berry UK, NIM Holdings nor any of the Subsidiaries will directly or indirectly enter into any arrangement to sell or transfer all or any substantial part of its fixed assets and thereupon or within one year thereafter rent or lease the assets so sold or transferred, except as contemplated by clause (k) of the definition of Permitted Asset Disposition. Notwithstanding the foregoing, the Borrower and its Subsidiaries shall be permitted to enter into one or more such sale-leaseback transactions involving Fixed or Capital Assets, including, without limitation the property described in clause (k) of the definition of Permitted Asset Dispositions; provided that in each case, either (A) in the case of the real property, improvements and fixtures subject to the lien of the Deed of Trust - Evansville as more particularly described on Schedule 1.1B - Evansville Sale Leaseback attached hereto and made a part hereof (i) such transaction is consummated prior to the date 120 days following the date the Borrower or the applicable Subsidiary has acquired and/or completed construction of all the assets to which such transaction relates, (ii) the aggregate cost of the assets (other than the property described in such clause (k)) sold in all transactions covered by this clause (A) does not exceed $7,000,000, and (iii) such transaction shall be reasonably satisfactory to the Agent or (B) such transaction complies with the provisions of clause (g) of the definition of Permitted Asset Disposition.

                                  ARTICLE VII
                         DEFAULT AND RIGHTS AND REMEDIES

      Section 7.1 Events of Default.

      The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement:


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            7.1.1 Failure to Pay.

            The failure of the Borrower, Berry UK and/or NIM Holdings to pay any of the Obligations to be paid by them under the terms of this Agreement within three (3) days of the date as and when due and payable in accordance with the provisions of this Agreement, the Notes and/or any of the other Financing Documents;

            7.1.2 Breach of Representations and Warranties.

            Any representation or warranty made by or on behalf of the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor in this Agreement, in any of the other Financing Documents, or in any report, statement, schedule, certificate, opinion, financial statement or other document furnished in connection with this Agreement, any of the other Financing Documents, or the Obligations, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

            7.1.3 Failure to Comply with Certain Covenants.

            The failure of the Borrower, Berry UK or NIM Holdings to perform, observe or comply, or the Borrower to cause any Subsidiary Guarantor to perform, observe or comply, as appropriate, with any covenant, condition or agreement contained in Section 6.1.1 (Financial Statements), Section 6.1.3(a) (Bookkeeping, Rights of Inspection, Field Examination, Etc.) with respect to inspection rights only, Section 6.1.8 (Insurance), Section 6.1.13 (Financial Covenants), Section 6.1.17 (Insurance with Respect to Equipment), Section 6.1.19 (Defense of Title and Further Assurances), Section 6.1.20 (Business Names; Locations), or Section 6.2 (Negative Covenants).

            7.1.4 Failure to Comply with Other Covenants.

            The failure of the Borrower, Berry UK or NIM Holdings to perform, observe or comply, or the Borrower to cause any Subsidiary Guarantor to perform, observe or comply, as appropriate, with any covenant, condition or agreement contained in this Agreement other than those set forth in Section 7.1.1 (Failure to Pay), Section 7.1.2 (Breach of Representations and Warranties) or Section
7.1.3 (Failure to Comply with Certain Covenants), which failure shall remain unremedied for a period of thirty (30) days after written notice thereof to the Borrower, Berry UK and/or NIM Holdings, as appropriate, by the Agent.

            7.1.5 Default Under Other Financing Documents or Obligations.

            The failure of the Borrower, Berry UK, NIM Holdings and/or any other Person (other than the Agent or any of the Lenders) which is a party to any of the Financing Documents, to perform, observe or comply with any covenant, condition or agreement contained in any such Financing Documents which is not otherwise covered by any other Section of this ARTICLE VII, which failure shall remain unremedied for a period of thirty (30) days after written notice thereof to the Borrower, Berry UK and/or NIM Holdings, as appropriate, by the Agent or the occurrence of an Event of Default under any of the other Financing Documents as defined therein.


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            7.1.6 Receiver; Bankruptcy.

            The Borrower, Berry UK, NIM Holdings or any Guarantor shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (b) admit in writing its inability to pay its debts as they mature, (c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent under any applicable Laws,
(e) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing under any applicable Laws, or (f) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (g) by any act indicate its consent to, approval of or acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of all or substantially all of the Borrower's or any Guarantor's business or the use or disposition of all or substantially all of its or their respective assets.

            7.1.7 Involuntary Bankruptcy, etc.

            (a) An order for relief shall be entered in any involuntary case brought against the Borrower, Berry UK, NIM Holdings or any Guarantor under the Bankruptcy Code or comparable Law, or (b) any such case shall be commenced against the Borrower, Berry UK, NIM Holdings or any Guarantor and shall not be dismissed within sixty (60) days after the filing of the petition, or (c) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than the Borrower, Berry UK, NIM Holdings or any Guarantor (i) adjudicating the Borrower, Berry UK, NIM Holdings or any Guarantor bankrupt or insolvent, or (ii) appointing a receiver, trustee or liquidator of the Borrower, Berry UK, NIM Holdings or of any Guarantor, or of a material portion of its or their assets, or (iii) enjoining, prohibiting or otherwise limiting the operation of all or substantially all of its or their business or the use or disposition of all or substantially all of its or their assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

            7.1.8 Judgment.

            Unless adequately insured in the reasonable opinion of the Agent, the entry of a final judgment for the payment of money involving more than $1,000,000 (individually and in the aggregate) against the Borrower, Berry UK, NIM Holdings and/or any or all of the Guarantors, and the failure by the Borrower, Berry UK, NIM Holdings or such Guarantor to discharge the same, or cause it to be discharged, within sixty (60) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.


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            7.1.9 Execution; Attachment.

            Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within sixty (60) days after the same shall have been levied.

            7.1.10 Default Under Other Borrowings.

            An event of default shall be made with respect to any Indebtedness for Borrowed Money in a principal amount in excess of Two Million Dollars ($2,000,000), either individually or in the aggregate, of the Borrower, Berry UK, NIM Holdings and/or any or all of the Guarantors, other than the Loans, if such Indebtedness for Borrowed Money was not paid when due, after giving effect to any applicable notice and cure period, or if the effect of such event of default is to accelerate the maturity of such Indebtedness for Borrowed Money or to permit the holder or obligee thereof or other party thereto to cause such Indebtedness for Borrowed Money to become due prior to its stated maturity.

            7.1.11 Challenge to Agreements.

            The Borrower, Berry UK, NIM Holdings or any Guarantor shall challenge the validity and binding effect of any provision of any of the Financing Documents or any of the Financing Documents shall for any reason (except to the extent permitted by its express terms) cease to be effective or to create a valid and perfected first priority Lien (except for Permitted Liens, certain of which Permitted Liens, to the extent expressly permitted by the provisions of this Agreement, may constitute superior and prior Liens) on, or security interest in, any of the Collateral purported to be covered thereby, unless due to the gross negligence or willful misconduct of the Agent.

            7.1.12 Material Adverse Change.

            The Requisite Lenders, in their sole discretion, determine in good faith that a material adverse change has occurred in the financial condition of the Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, taken as a whole.

            7.1.13 Change in Ownership.

            (a) The Borrower shall cease to own and control, beneficially and of record, directly or indirectly, at least one hundred percent (100%) of the issued and outstanding capital stock of NIM Holdings and each Subsidiary Guarantor (except pursuant to any transaction permitted by Section 6.2.1 (Capital Structure) or Section 6.2.2 (Subsidiaries)), (b) NIM Holdings shall cease to own and control, beneficially and of record, directly or indirectly, at least one hundred percent (100%) of the issued and outstanding capital stock of Berry UK, (c) the Parent shall cease to own and control, beneficially and of record, directly or indirectly, at least one hundred percent (100%) of the issued and outstanding capital stock of the Borrower, or (c) Atlantic Equity Partners International II, L. P. ("AEP"), Chase Capital Partners, and their respective Affiliates shall cease to own and control, beneficially and of record, at least fifty-one percent (51%) or more of the issued and outstanding voting capital stock of the Parent.


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            7.1.14 Liquidation, Termination, Dissolution, Change in Management,
etc.

            The Borrower, Berry UK, NIM Holdings or any Guarantor shall liquidate, dissolve or terminate its existence, except as otherwise expressly permitted by the provisions of Section 6.2 (Negative Covenants).

            7.1.15 Parent Line of Business.

            At any time the Parent engages in any business other than the ownership of capital stock of the Borrower or any other Wholly-Owned Subsidiary or such other business as shall be mandatory under the provisions of applicable Laws.

            7.1.16 Failure to Pay Senior Secured Debt - Parent.

            The failure of the Parent to make any scheduled interest payment on account of the Senior Secured Debt - Parent as and when such payment is due and payable, regardless of any applicable notice, grace or cure period.

      Section 7.2 Remedies.

      Upon the occurrence of any Event of Default, the Agent and/or Bank of America, as applicable, may, in the exercise of its sole and absolute discretion from time to time, and shall, at the direction of the Requisite Lenders, at any time thereafter exercise any one or more of the following rights, powers or remedies:

            7.2.1 Acceleration.

            The Agent may declare any or all of the Obligations to be immediately due and payable and Bank of America, acting through its Sterling LIBOR Lending Office, may declare any or all of the UK Obligations to be immediately due and payable, notwithstanding anything contained in this Agreement or in any of the other Financing Documents to the contrary, without presentment, demand, protest, notice of protest or of dishonor, or other notice of any kind, all of which the Borrower, Berry UK and NIM Holdings each hereby waives.

            7.2.2 Further Advances.

            The Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, as applicable, may from time to time without notice to the Borrower, Berry UK or NIM Holdings suspend, terminate or limit any further advances, loans or other extensions of credit under the Commitments, under this Agreement and/or under any of the other Financing Documents. Further, upon the occurrence of an Event of Default specified in Section 7.1.6 (Receiver; Bankruptcy) or Section 7.1.7 (Involuntary Bankruptcy, etc.), the Commitments and any agreement in any of the Financing Documents to provide additional credit and/or to issue Letters of Credit and/or Bond Letters of Credit shall immediately and automatically terminate and the unpaid principal amount of the Notes (with accrued interest thereon) and all other Obligations (including UK Obligations) then outstanding, shall immediately become due and payable without further action of any kind and without presentment, demand, protest or notice of


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any kind, all of which are hereby expressly waived by the Borrower, Berry UK and
NIM Holdings.

            7.2.3 Uniform Commercial Code.

            The Agent and Bank of America, acting through its Sterling LIBOR Lending Office, each shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable Laws. Upon demand by the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, the Borrower shall assemble the Collateral and make it available to the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, as applicable, at a place designated by the Agent or Bank of America, acting through its Sterling LIBOR Lending Office. The Agent, Bank of America, acting through its Sterling LIBOR Lending Office, or its or their agents may without notice from time to time enter upon the Borrower's premises to take possession of the Collateral, to remove it, to render it unusable, to process it or otherwise prepare it for sale, or to sell or otherwise dispose of it.

            Any written notice of the sale, disposition or other intended action by the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, with respect to the Collateral which is sent by regular mail, postage prepaid, to the Borrower at the address set forth in Section 9.1 (Notices), or such other address of the Borrower which may from time to time be shown on the Agent's and/or Bank of America's (acting through its Sterling LIBOR Lending Office) records, at least ten (10) days prior to such sale, disposition or other action, shall constitute commercially reasonable notice to the Borrower. The Agent and Bank of America, acting through its Sterling LIBOR Lending Office, may alternatively or additionally give such notice in any other commercially reasonable manner.

            If any consent, approval, or authorization of any state, municipal or other Governmental Authority or of any other Person or of any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, the Borrower agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

            The Borrower recognizes that the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, may be unable to effect a public sale of all or a part of the Collateral consisting of Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and other applicable Federal and state Laws. The Agent and Bank of America, acting through its Sterling LIBOR Lending Office, may, therefore, in its or their discretion, take such steps as it or they may deem appropriate to comply with such Laws and may, for example, at any sale of the Collateral consisting of securities restrict the prospective bidders or purchasers as to their number, nature of business and investment intention, including, without limitation, a requirement that the Persons making such purchases represent and agree to the satisfaction of the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, that they are purchasing such securities for their account, for investment, and not with a view to the distribution or resale of any thereof. The Borrower covenants and agrees to do or cause to be done promptly all such acts and things as the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, may request from time to time and as may be


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

necessary to offer and/or sell the Securities or any part thereof in a manner which is valid and binding and in conformance with all applicable Laws. Upon any such sale or disposition, the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral consisting of securities so sold.

            7.2.4 Specific Rights With Regard to Collateral.

            In addition to all other rights and remedies provided -hereunder or as shall exist at law or in equity from time to time, the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, may (but shall be under no obligation to), without notice to the Borrower, Berry UK and/or NIM Holdings and upon the occurrence of an Event of Default the Borrower, Berry UK and NIM Holdings each hereby irrevocably appoints each of the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, as its attorney-in-fact, with power of substitution, in the name of Bank of America, acting through its Sterling LIBOR Lending Office, the Agent and/or any or all of the Lenders and/or in the name of the Borrower, Berry UK and/or NIM Holdings or otherwise, for the use and benefit of Bank of America, acting through its Sterling LIBOR Lending Office, the Agent and the Lenders, but at the cost and expense of the Borrower, Berry UK and NIM Holdings, as and to the extent permitted by the provisions of this Agreement:

                  (a) request any Account Debtor obligated on any of the Accounts to make payments thereon directly to the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, with the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, taking control of the cash and non-cash proceeds thereof;

                  (b) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable,

                  (c) make exchanges, substitutions or surrenders of all or any part of the Collateral;

                  (d) copy, transcribe, or remove from any place of business of the Borrower, Berry UK, NIM Holdings or any Subsidiary all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Agent or any of the Lenders, make such use of the Borrower's,. Berry UK's, NIM Holdings's or any Subsidiary's place(s) of business as may be reasonably necessary to administer, control and collect the Collateral;

                  (e) repair, alter or supply goods if necessary to fulfill in whole or in part the purchase order of any Account Debtor;

                  (f) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

                  (g) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;


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                  (h) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

                  (i) endorse or sign the name of the Borrower, Berry UK and/or NIM Holdings upon any items of payment, certificates of title, instruments, securities, stock powers, documents, documents of title, financing statements, assignments, notices or other writing relating to or part of the Collateral and on any proof of claim in bankruptcy or comparable Laws against an Account Debtor;

                  (j) notify the Post Office authorities to change the address for the delivery of mail to the Borrower, Berry UK and/or NIM Holdings to such address or Post Office Box as the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, may designate and receive and open all mail addressed to the Borrower, Berry UK and NIM Holdings; and

                  (k) take any other action necessary or beneficial to realize upon or dispose of the Collateral or to carry out the terms of this Agreement.

            7.2.5 Application of Proceeds.

            Unless otherwise required by applicable Laws, any proceeds of sale or other disposition of the Collateral will be applied by the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, to the payment first of any and all Agent's Obligations, then to any and all Enforcement Costs, and any balance of such proceeds will be remitted to Bank of America, acting through its Sterling LIBOR Lending Office, and/or the Lenders, as appropriate, in like currency and funds received ratably in accordance with their respective Pro Rata Shares of such balance. Each Lender shall apply any such proceeds received from the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, to its Obligations in such order and manner as such Lender shall determine. If the sale or other disposition of the Collateral fails to fully satisfy the Obligations, the Borrower shall remain liable to the Agent and the Lenders for any deficiency. Notwithstanding the foregoing, any proceeds of sale or other disposition of the UK Collateral will be applied to the payment of the UK Obligations only in such order and manner as the Lenders shall determine in their sole and absolute discretion. If the sale or other disposition (by foreclosure, liquidation or otherwise) of the UK Collateral fails to fully satisfy the UK Obligations, the Borrower, Berry UK and NIM Holdings shall remain liable to Bank of America, acting through its Sterling LIBOR Lending Office, for any deficiency.

            7.2.6 Performance by Agent.

            If the Borrower shall fail to pay the Obligations or Berry UK or NIM Holdings fails to pay the UK Obligations, or otherwise the Borrower, Berry UK or NIM Holdings fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Financing Documents, the Agent without notice to or demand upon the Borrower, Berry UK or NIM Holdings and without waiving or releasing any of the Obligations or any Default or Event of Default, may (but


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shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Borrower, Berry UK and/or NIM Holdings, as applicable, and may enter upon the premises of the Borrower, Berry UK and/or NIM Holdings, for that purpose and take all such action thereon as the Agent may consider necessary or appropriate for such purpose and each of the Borrower, Berry UK and NIM Holdings hereby irrevocably appoints the Agent as its attorney-in-fact upon the occurrence of an Event of Default to do so, with power of substitution, in the name of the Agent, in the name of any or all of the Lenders, or in the name of the Borrower, Berry UK, NIM Holdings or otherwise, for the use and benefit of the Agent, but at the cost and expense of the Borrower and without notice to the Borrower, Berry UK and/or NIM Holdings. All sums so paid or advanced by the Agent together with interest thereon from the date of payment, advance or incurring until paid in full at the Post-Default Rate and all costs and expenses, shall be deemed part of the Enforcement Costs, shall be paid by the Borrower to the Agent on demand, and shall constitute and become a part of the Agent's Obligations. All powers granted to the Agent under the provisions of this Section are also deemed granted to Bank of America, acting through its Sterling LIBOR Lending Office, with respect to the UK Obligations.

            7.2.7 Other Remedies.

            The Agent and Bank of America, acting through its Sterling LIBOR Lending Office, may from time to time proceed to protect or enforce the rights of Bank of America, acting through its Sterling LIBOR Lending Office, the Agent and/or any of the Lenders by an action or actions at law or in equity or by any other appropriate proceeding, whether for the specific performance of any of the covenants contained in this Agreement or in any of the other Financing Documents, or for an injunction against the violation of any of the terms of this Agreement or any of the other Financing Documents, or in aid of the exercise or execution of any right, remedy or power granted in this Agreement, the Financing Documents, and/or applicable Laws. The Agent and each of the Lenders are authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of the Borrower, Berry UK and/or NIM Holdings now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Agent, any of the Lenders or any Affiliate of the Agent or any of the Lenders, subject to the limitations on liability set forth in Section 2.10.11 (Limitations on Joint and Several Liability)

                                  ARTICLE VIII
                                    THE AGENT

      Section 8.1 Appointment.

      Each Lender hereby designates and appoints Bank of America as its agent under this Agreement and the Financing Documents, and each Lender hereby irrevocably authorizes the Agent to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the Financing Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this
ARTICLE VIII. The provisions of this ARTICLE VIII are solely for the benefit of the Agent and the Lenders and neither the Borrower, Berry UK, NIM Holdings nor any Person shall have any rights as a third


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party beneficiary of any of the provisions hereof, except for those rights expressly granted to the Borrower pursuant to Section 8.7.1 (Resignation),
Section 8.8 (Collateral Matters), Section 8.12 (Consents) and Section 8.13 (Circumstances Where All Lenders Required). In performing its functions and duties under this Agreement, the Agent shall act solely as an administrative representative of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Lenders, the Borrower or any Person. The Agent may perform any of its duties hereunder, or under the Financing Documents, by or through its agents or employees.

      Section 8.2 Nature of Duties.

            8.2.1 In General.

            The Agent shall have no duties, obligations or responsibilities except those expressly set forth in this Agreement or in the Financing Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrower, Berry UK and NIM Holdings in connection with the extension of credit hereunder and shall make its own appraisal of the credit worthiness of the Borrower, Berry UK and NIM Holdings and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter. If the Agent seeks the consent or approval of any of the Lenders to the taking or refraining from taking of any action hereunder, then the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the applicable percentage of the Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

            8.2.2 Express Authorization.

            The Agent is hereby expressly and irrevocably authorized by each of the Lenders, as agent on behalf of itself and the other Lenders:

                  (a) To receive on behalf of each of the Lenders any payment or collection on account of the Obligations and to distribute to each Lender its Pro Rata Share of all such payments and collections so received as provided in this Agreement;

                  (b) To receive all documents and items to be furnished to the Lenders under the Financing Documents;

                  (c) To act or refrain from acting in this Agreement and in the other Financing Documents with respect to those matters so designated for the Agent;

                  (d) To act as nominee for and on behalf of the Lenders in and under this Agreement and the other Financing Documents;

                  (e) To arrange for the means whereby the funds of the Lenders are to be made available to the Borrower, Berry UK and/or NIM Holdings;


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                  (f) To distribute promptly to the Lenders, if required by the terms of this Agreement, all written information, requests, notices, Loan Notices, payments, Prepayments, documents and other items received from the Borrower, Berry UK, NIM Holdings or other Person;

                  (g) To amend, modify, or waive any provisions of this Agreement or the other Financing Documents on behalf of the Lenders subject to the requirements that all or certain of the Lenders' consent be obtained in certain instances as provided in Section 8.13 (Circumstances All Lenders Required) and Section 9.2 (Amendments; Waivers);

                  (h) To deliver to the Borrower, Berry UK, NIM Holdings and other Persons, all requests, demands, approvals, notices, and consents received from any of the Lenders;

                  (i) To exercise on behalf of each Lender all rights and remedies of the Lenders upon the occurrence of any Event of Default and/or Default specified in this Agreement and/or in any of the other Financing Documents or applicable Laws;

                  (j) To execute any of the Security Documents and any other documents on behalf of the Lenders as the secured party for the benefit of the Agent and the Lenders; and

                  (k) To take such other actions as may be requested by the Requisite Lenders.

      Section 8.3 Rights, Exculpation, Etc.

      Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Financing Documents, or in connection herewith or therewith, except that the Agent shall be obligated on the terms set forth herein for performance of its express obligations hereunder, and except that the Agent shall be liable with respect to its own gross negligence or willful misconduct. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other the Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). The Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectible, or sufficiency of this Agreement or any of the Financing Documents or the transactions contemplated thereby, or for the financial condition of any Person. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Financing Documents or the financial condition of any Person, or the existence or possible existence of any Default or Event of Default. The Agent agrees to use its reasonable efforts to notify the Lenders as to the occurrence of any material Event of Default promptly upon


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obtaining actual knowledge thereof, provided, however, that the failure in good faith of the Agent to so notify any Lender shall not give rise to any liability on the part of the Agent nor shall it waive, discharge or otherwise adversely affect the Agent's ability to exercise and enforce any rights or remedies resulting from such Event of Default. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Financing Documents the Agent is permitted or required to take or to grant, and the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Financing Documents until it shall have received such instructions from the applicable percentage of the Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Financing Documents in accordance with the instructions of the applicable percentage of the Lenders and notwithstanding the instructions of the Lenders, the Agent shall have no obligation to take any action if it, in good faith believes that such action exposes the Agent to any liability.

      Section 8.4 Reliance.

      The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Financing Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. The Agent may deem and treat the original Lenders as the owners of the respective Notes for all purposes until receipt by the Agent of a written notice of assignment, negotiation or transfer of any interest therein by the Lenders in accordance with the terms of this Agreement. Any interest, authority or consent of any holder of any of the Notes shall be conclusive and binding on any subsequent holder, transferee, or assignee of such Notes. The Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by the Agent in its sole discretion.

      Section 8.5 Indemnification.

      Each Lender, severally, agrees to reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements including, without limitation, Enforcement Costs, of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Financing Documents or any action taken or omitted by the Agent under this Agreement for any of the Financing Documents, in proportion to each Lender's Pro Rata Share, all of the foregoing as they may arise, be asserted or be imposed from time to time; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this
Section 8.5 shall survive the payment in full of the Obligations and the termination of this Agreement.


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      Section 8.6 Bank of America Individually.

      With respect to its Commitments and the Loans made by it, and the Notes issued to it, Bank of America shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "the Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Bank of America in its individual capacity as a Lender or one of the Requisite Lenders. Bank of America and its Affiliates may lend money to, accept deposits from and generally engage in any kind of banking, trust or other business with the Borrower, any Affiliate of the Borrower, or any other Person or any of their officers, directors and employees as if Bank of America were not acting as the Agent pursuant hereto and the Agent may accept fees and other consideration from the Borrower, any Affiliate of the Borrower or any of their officers, directors and employees (in addition to the Agency Fees or other arrangements or fees heretofore agreed to between the Borrower, Berry UK, NIM Holdings and the Agent) for services in connection with this Agreement or otherwise without having to account for or share the same with the Lenders.

      Section 8.7 Successor Agent.

            8.7.1 Resignation.

            The Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to
Section 8.7.2 (Appointment of Successor) or as otherwise provided below.

            8.7.2 Appointment of Successor.

            Upon any such notice of resignation pursuant to Section 8.7.1 (Resignation), the Requisite Lenders, with the consent of Bank of America and the Borrower, shall appoint a successor to the Agent. If a successor to the Agent shall not have been so appointed within said thirty (30) Business Day period, the Agent retiring, upon notice to the Borrower, shall then appoint a successor Agent who shall serve as the Agent until such time, as the Requisite Lenders appoint a successor the Agent as provided above.

            8.7.3 Successor Agent.

            Upon the acceptance of any appointment as the Agent under the Financing Documents by a successor Agent, such successor to the Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Agent retiring, and the Agent retiring shall be discharged from its duties and obligations under the Financing Documents. After any Agent's resignation as the Agent under the Financing Documents, the provisions of this
ARTICLE VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under the Financing Documents.


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      Section 8.8 Collateral Matters.

            8.8.1 Release of Collateral.

            The Lenders hereby irrevocably authorize the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, as applicable, at its or their option and in its or their discretion, to release any Lien granted to or held by the Agent upon any property covered by this Agreement or the Financing Documents:

                  (a) upon termination of the Commitments and this Agreement and payment and satisfaction of all Obligations (other than contingent indemnification and expense reimbursement obligations for which no claim has been made) and expiration or termination of all Letters of Credit and all Bond Letters of Credit;

                  (b) constituting property being sold or disposed of if the Borrower, Berry UK, NIM Holdings or a Subsidiary Guarantor certifies to the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, as applicable, that the sale or disposition is made in compliance with the provisions of this Agreement (and the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, may rely in good faith conclusively on any such certificate, without further inquiry);

                  (c) constituting property leased to the Borrower, Berry UK, NIM Holdings or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrower or the Subsidiary to be, renewed or extended; or

                  (d) constituting property covered by Permitted Liens with lien priority superior to those Liens in favor or for the benefit of Bank of America, acting through its Sterling LIBOR Lending Office, the Agent or the Lenders.

            In addition during any fiscal year of the Borrower (x) the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, may release Collateral having a book value of not more than 5% of the book value of all Collateral, (y) the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, with the consent of Requisite Lenders, may release Collateral having a book value of not more than 25% of the book value of all Collateral and
(z) the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, with the consent of the Lenders having 90% of (i) the Commitments and
(ii) Loans, may release all the Collateral.

            8.8.2 Confirmation of Authority, Execution of Releases.

            Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders as set forth in
Section 8.8.1 (Release of Collateral), each Lender agrees to confirm in writing the authority to release any property covered by this Agreement or the Financing Documents conferred upon the Agent under Section 8.8.1 (Release of Collateral). So long as no Event of Default is then continuing, upon receipt by the Agent of confirmation from the requisite percentage, if any, of the Lenders, of its authority to release any particular item or types of property covered by this Agreement or the Financing


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Documents, the Agent shall (and is hereby irrevocably authorized by the Lenders
to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders herein or pursuant hereto upon such Collateral; provided, however, that (a) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (b) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Person, in respect of), all interests retained by any Person, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Financing Documents.

            8.8.3 Absence of Duty.

            The Agent shall have no obligation whatsoever to any Lender, the Borrower, Berry UK, NIM Holdings or any other Person to assure that the property covered by this Agreement or the Financing Documents exists or is owned by the Borrower, Berry UK, NIM Holdings or any Subsidiary Guarantor or is cared for, protected or insured or has been encumbered or that the Liens granted to the Agent on behalf of the Lenders herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 8.8.3 or in any of the Financing Documents, it being understood and agreed that in respect of the property covered by this Agreement or the Financing Documents or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its discretion, given the Agent's own interest in property covered by this Agreement or the Financing Documents as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any of the other the Lenders.

      Section 8.9 Agency Fee.

      The Borrower shall pay to the Agent, an annual loan administration and agency fee (collectively, the "Agency Fees" and individually, an "Agency Fee"), in the aggregate amount of One Hundred Twenty Thousand Dollars ($120,000), payable quarterly in advance in installments of $30,000 each. The Agency Fee shall be payable in advance on the first day of each April, July, October, and January, commencing with the first such day following the date hereof. Each Agency Fee shall be fully earned and non-refundable upon the date paid. The Agent shall retain all of the Agency Fees for its own account and shall have no obligation to remit or pay any portion thereof to any of the Lenders.

      Section 8.10 Agency for Perfection.

      Each Lender hereby appoints the Agent and each other Lender as agent for the purpose of perfecting the Lenders' Liens in Collateral which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction or otherwise, can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor, shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.


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      Section 8.11 Exercise of Remedies.

      Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Financing Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by the Agent.

      Section 8.12 Consents.

                  (a) In the event the Agent or Bank of America, acting through its Sterling LIBOR Lending Office, requests the consent of a Lender and does not receive a written denial thereof, or a written notice from a Lender that due consideration of the request requires additional time, in each case, within ten
(10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have given such consent.

                  (b) In the event the Agent, Bank of America, acting through its Sterling LIBOR Lending Office, the Borrower, Berry UK or NIM Holdings, as the case may be, requests the consent of a Lender and such consent is denied, then Bank of America or the Borrower, Berry UK or NIM Holdings, as the case may be, may, at their option, require such Lender to assign its interest in the Loans and Commitments to Bank of America or such other lender as shall be acceptable to the Borrower, Berry UK and/or NIM Holdings, as the case may be, Bank of America, acting through its Sterling LIBOR Lending Office, and the Agent, for a price equal to the then outstanding principal amount thereof, plus accrued and unpaid interest, fees and costs and expenses due such Lender under the Financing Documents, which principal, interest, fees and costs and expenses will be paid on the date of such assignment. In the event that Bank of America, acting through its Sterling LIBOR Lending Office, the Agent, the Borrower, Berry UK or NIM Holdings, as the case may be, elects to require any Lender to assign its interest to Bank of America or such other lender as shall be acceptable to the Borrower, Berry UK, or NIM Holdings, as the case may be, and the Agent and Bank of America, acting through its Sterling LIBOR Lending Office, will so notify such Lender in writing within thirty (30) days following such Lender's denial, and such Lender will assign its interest to Bank of America or such other lender as shall be acceptable to the Borrower, Berry UK or NIM Holdings, as the case may be, Bank of America, acting through its Sterling LIBOR Lending Office, and the Agent, no later than five (5) days following receipt of such notice.

                  (c) The Lenders each hereby authorize the Agent and/or Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate on their behalf to execute any and all amendments to this Agreement and any of the other Financing Documents as may be necessary to remedy and correct any clerical errors, omissions or inconsistencies. The Agent and Bank of America, acting through its Sterling LIBOR Lending Office, as appropriate, agrees to give copies of any and all such executed amendments to each of the Lenders.

                  (d) Notwithstanding anything to the contrary contained herein, Bank of America, acting through its Sterling LIBOR Lending Office, acknowledges and agrees that to the extent any Lender has made all required payments to Bank of America, acting through its Sterling LIBOR Lending Office, on account of its participation interests in the UK Obligations in accordance with the terms of this Agreement, such Lender shall be deemed a


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"Lender" for purposes of consents and similar actions required to be contained by Bank of America, acting through its Sterling LIBOR Lending Office, with respect to such UK Obligations. Accordingly, all consents and similar actions required to be obtained by the Agent with respect to the Obligations from the Requisite Lenders and/or all of the Lenders as required by the terms of this Agreement shall likewise be applicable to actions of Bank of America, acting through its Sterling LIBOR Lending Office, with respect to the UK Obligations in the same respect.

      Section 8.13 Circumstances Where Consent of all of the Lenders is
Required.

      Notwithstanding anything to the contrary contained herein, no amendment, modification, change or waiver shall be effective without the consent of all of the Lenders (but only the consent of all Lenders party to this Agreement as of the Closing Date shall be required with respect to item (i) below) to:

                  (a) increase the principal amount of any of the Commitments;

                  (b) extend the maturity or due date of payment of principal, interest or Fees on account of the Obligations, including the UK Obligations;

                  (c) reduce the principal amount of any Obligations, the rate of interest on any of the Obligations or any Fees payable, except as expressly permitted therein;

                  (d) change the method of calculation utilized in connection with the computation of interest and Fees;

                  (e) change the manner of pro rata application by the Agent or Bank of America of payments made by the Borrower, Berry UK or NIM Holdings or any other payments required hereunder or under the other Financing Documents;

                  (f) modify this Section or the definition of "Requisite Lenders";

                  (g) release any material portion of any Collateral (including any UK Collateral), any Guarantor or any Financing Document (except to the extent provided herein or therein);

                  (h) increase the advance rates for any component of the Borrowing Base or the UK Borrowing Base above the levels specified in this Agreement; and

                  (i) modify, waiver or otherwise change the requirements of
Section 2.1.12.

      Section 8.14 Dissemination of Information.

      The Agent will provide the Lenders with any information received by the Agent from the Borrower, Berry UK or NIM Holdings which is required to be provided to the Agent or to the Lenders hereunder; provided, however, that the Agent shall not be liable to any one or more the Lenders for any failure to do so, except to the extent that such failure is attributable to the Agent's gross negligence or willful misconduct.


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      Section 8.15 Discretionary Advances.

      The Agent may, in its sole discretion, make, for the account of the Lenders on a pro rata basis, advances under the Revolving Loan of up to 10% in excess of the Borrowing Base but not in excess of the limitation set forth in aggregate Revolving Credit Commitments for a period of not more than thirty (30) consecutive days or, following an Event of Default, for such longer period as the Requisite Lenders may elect.

                                   ARTICLE IX
                                  MISCELLANEOUS

      Section 9.1 Notices.

      All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or two (2) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

            Borrower:         BERRY PLASTICS CORPORATION
            Berry UK or       101 Oakley Street
            NIM Holdings      P.O. Box 959
                              Evansville, Indiana 47710-0959
                              Attention: President

            with a copy to:   Michael J. O'Brien, Esquire
                              O'Sullivan, Graev & Karabell, LLP
                              30 Rockefeller Center
                              41st Floor
                              New York, New York 10112

            with a copy to:   Mr. Joseph S. Levy
                              Vice President
                              First Atlantic Capital, Ltd.
                              135 East 57th Street, 29th Floor
                              New York, New York 10022

            Agent:            BANK OF AMERICA, N.A.
                              Bank of America Business Credit
                              100 S. Charles Street
                              Baltimore, Maryland 21201
                              Attention:  Alison Gabis

            with a copy to:   Shaun F. Carrick, Esquire
                              Miles & Stockbridge P.C.
                              10 Light Street
                              Baltimore, Maryland 21202


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      Bank of America's
      Sterling LIBOR Lending
      Office:                 Bank of America, N.A. (London Branch)
                              New Broad Street House
                              35 New Broad Street
                              London, England EC2MINH
                              Attention: Mr. Aidan Fisher

            Bank of America:  Bank of America, N.A.
                              Bank of America Business Credit
                              100 S. Charles Street
                              Baltimore, Maryland 21201
                              Attn: Ms. Vickie Tillman

            GE Capital:       General Electric Capital Corporation
                              335 Madison Avenue
                              New York, New York 10017
                              Attn: Account Manager - Berry Plastics

            Fleet:            Fleet Capital Corporation
                              200 Glastonbury Boulevard
                              Glastonbury, Connecticut 06033
                              Attn: Mr. Daniel Dupre

            Heller:           Mr. Tom Bukowski
                              Senior Vice President
                              Heller Financial, Inc.
                              150 East 42nd Street
                              7th Floor
                              New York, New York 10017

            PNC:              Mr. Wing C. Louie
                              Vice President
                              PNC Business Credit
                              Two Tower Center Boulevard
                              East Brunswick, New Jersey 08816

            LaSalle:          Mr. Stephen V. Rieger
                              First Vice President
                              LaSalle Business Credit, Inc.
                              120 East Baltimore Street, Suite 1802
                              Baltimore, Maryland 21202

By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.


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      Section 9.2 Amendments; Waivers.

      This Agreement and the other Financing Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Requisite Lenders (or the Agent with the approval of the Requisite Lenders), the Borrower, Berry UK and NIM Holdings and to the extent provided in Section
8.13 by an agreement in writing signed by all of the Lenders, the Borrower, Berry UK and NIM Holdings. In addition, any agreement which directly or indirectly affects any rights, duties, obligations, liabilities or remedies of the Agent under this Agreement, under any of other Financing Documents or otherwise must be approved and signed by the Agent. No waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by the Borrower, Berry UK or NIM Holdings therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Borrower, Berry UK, NIM Holdings and the Agent and/or any of the Lenders and no act or failure to act from time to time on the part of the Agent and/or any of the Lenders shall constitute a waiver, amendment or modification of any provision of this Agreement or any of the other Financing Documents or any right or remedy under this Agreement, under any of the other Financing Documents or under applicable Laws.

      Without implying any limitation on the foregoing, and subject to the provisions of Section 8.13:

                  (a) Any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Agent may specify in any such instrument.

                  (b) No waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

                  (c) No notice to or demand on the Borrower, Berry UK or NIM Holdings in any case shall entitle the Borrower, Berry UK or NIM Holdings to any other or further notice or demand in the same, similar or other circumstance.

                  (d) No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Agent from exercising any such right, power or remedy at any time or times.

                  (e) By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Agent shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a Default or an Event of Default for failure to effect such prompt payment of any such other amount.


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

      Section 9.3 Cumulative Remedies.

      The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Agent shall determine, subject to the provisions of this Agreement, and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Agent to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing and subject to the terms of this Agreement, the Agent may:

                  (a) proceed against the Borrower, Berry UK or NIM Holdings with or without proceeding against any other Person (including, without limitation, any one or more of the Guarantors) who may be liable (by endorsement, guaranty, indemnity or otherwise) for all or any part of the Obligations (subject to the limitations set forth in Section 2.10.11 (Limitations on Joint and Several Liability);

                  (b) proceed against the Borrower, Berry UK or NIM Holdings with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

                  (c) without reducing or impairing the obligation of the Borrower, Berry UK or NIM Holdings and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Obligations under the Financing Documents or otherwise;

                  (d) without reducing or impairing the obligations of the Borrower, Berry UK or NIM Holdings and without notice thereof: (i)fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) approve the making of advances under the Revolving Loan and/or the UK Revolving Loan under this Agreement, (iii) waive any provision of this Agreement or the other Financing Documents, (iv) exercise or fail to exercise rights of set-off or other rights, or (v) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

      Section 9.4 Severability.

      In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

                  (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

                  (b) the obligation to be fulfilled shall be reduced to the limit of such validity;


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

                  (c) such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

      Section 9.5 Assignments by Lenders.

      Any Lender may, with the prior written consent of the Agent and the Borrower, but without notice to or consent of any other Lender, which consent shall not be unreasonably withheld, delayed or conditioned, assign to any Person (each an "Assignee" and collectively, the "Assignees") all or a portion of such Lender's Commitments; provided that (a) the amount assigned by such Lender must be at least equal to Five Million Dollars ($5,000,000), (b) after giving effect to such assignment, such Lender must continue to hold a Pro Rata Share of the Commitments at least equal to Ten Million Dollars ($10,000,000), unless such Lender has assigned one hundred percent (100%) of such Lender's Commitments, and
(c) any amount assigned shall be divided pro rata among such Lenders' Pro Rata Share of the Commitments and Obligations. Bank of America agrees that if at any time Bank of America sells one hundred percent (100%) of all of its Commitments, Bank of America shall resign as Agent and the remaining Lenders shall select a replacement Agent in accordance with the provisions of this Agreement. In addition, Bank of America agrees that for so long as Bank of America is the Agent, unless otherwise agreed by the Lenders, Bank of America shall continue to hold a Pro Rata Share of the Commitments at least equal to the Pro Rata Share of the Lender (other than Bank of America) having the highest Pro Rata Share of the Commitments. Any Lender which elects to make such an assignment shall pay to the Agent, for the exclusive benefit of the Agent, an administrative fee for processing each such assignment in the amount of Three Thousand Five Hundred Dollars ($3,500). Such Lender and its Assignee shall notify the Agent and the Borrower in writing of the date on which the assignment is to be effective (the "Adjustment Date"). On or before the Adjustment Date, the assigning Lender, the Agent, the Borrower and the respective Assignee shall execute and deliver a written assignment agreement in a form acceptable to the Agent, which shall constitute an amendment to this Agreement to the extent necessary to reflect such assignment. Upon the request of any assigning Lender following an assignment made in accordance with this Section 9.5, the Borrower, Berry UK and NIM Holdings shall issue new Notes to the assigning Lender and its Assignee reflecting such assignment, in exchange for the existing Notes held by the assigning Lender.

      In addition to the foregoing assignments permitted by this Section 9.5, without the prior written consent of the Borrower, Berry UK or NIM Holdings, but with the consent of the Agent, which consent shall not be unreasonably withheld, delayed or conditioned, any Lender may assign all or any portion of such Lender's Commitments (a) to Bank of America, Fleet, GE Capital or Heller at any time regardless of the occurrence or non-occurrence of an Event of Default and
(b) to any other Person at any time after the occurrence of an Event of Default; provided that with respect to any such proposed assignment under either (a) or
(b) (i) the amount to be assigned by such assigning Lender must be at least equal to Five Million Dollars ($5,000,000), (ii) after giving effect to such assignment, such assigning Lender must continue to hold a Pro Rata Share of the Commitments at least equal to Ten Million Dollars ($10,000,000), unless such Lender has assigned one hundred percent (100%) of such Lender's Commitments,
(iii) any amount to be assigned shall be divided pro rata among such Lender's Pro Rata Share of the Commitments and the Obligations, and (iv) prior to closing and consummating the proposed assignment (the "Proposed Assignee"), the Lender shall have first given the Borrower notice of the proposed assignment (the "Right of First Refusal Notice") to permit the Borrower an opportunity to locate another Person acceptable to the Agent (the "Substitute Purchaser") to close and consummate the proposed assignment on the same terms and conditions available to the Proposed Assignee and the Substitute Purchaser shall in fact close and consummate the proposed assignment within thirty (30) days after the Right of First Refusal Notice. If the Borrower fails to locate a Substitute Purchaser or if the Substitute Purchaser fails to close and consummate the proposed assignment within such thirty (30) day period, the assigning Lender shall be entitled to close and consummate the proposed assignment to the Proposed Assignee without further notice or obligation to the Borrower, Berry UK or NIM Holdings.

      In addition, notwithstanding the foregoing, any Lender may at any time pledge all or any portion of such Lender's rights under this Agreement, any of the Commitments or any of the Obligations to a Federal Reserve Bank.

      Section 9.6 Participations by Lenders.

      Any Lender may at any time sell to one or more financial institutions participating interests in any of such Lender's Obligations or Commitments; provided, however, that (a) no such participation shall relieve such Lender from its obligations under this Agreement or under any of the other Financing Documents to which it is a party, (b) such Lender shall remain solely responsible for the performance of its obligations under this Agreement and under all of the other Financing Documents to which it is a party, (c) the Borrower, Berry UK, NIM Holdings, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Financing Documents, and (d) no such participant shall be granted voting rights with respect to any matters reserved for the Lenders under the provisions of this Agreement.

      Section 9.7 Disclosure of Information by Lenders.

                  (a) In connection with any sale, transfer, assignment or participation by any Lender in accordance with Section 9.5 (Assignments by Lenders) or Section 9.6 (Participations by Lenders), each Lender shall have the right to disclose to any actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and/or any of the other Financing Documents or otherwise, provided that such actual or potential purchaser shall agree to keep confidential any non-public information delivered or made available to such Lender.

                  (b) Each of the Lenders and the Agent hereby agree to exercise reasonable efforts to keep any non-public information delivered or made available to it pursuant to this Agreement or any of the Financing Documents, confidential from any other Person except (i) Persons employed or retained by such Lender or Agent who are or are expected to become engaged in evaluating, approving, structuring or administering the Obligations, (ii) with the prior written consent of Borrower, (iii) as required in connection with the exercise of any remedy under this Agreement or any of the Financing Documents or (iv) as may be required by Law, provided that in the event that any Lender, the Agent or any of its or their representatives are requested or compelled (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the non-public information delivered or made available to any Lender or the Agent pursuant to this Agreement or any of the Financing Documents, the Lenders, the Agent and its or their representatives, as appropriate, agree to provide Borrower with prompt notice of such request(s).

      Section 9.8 Successors and Assigns.

      This Agreement and all other Financing Documents shall be binding upon and inure to the benefit of the Borrower, Berry UK, NIM Holdings, the Agent and the Lenders and their respective heirs, personal representatives, successors and assigns, except that neither the Borrower, Berry UK nor NIM Holdings shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Agent and the Requisite Lenders.

      Section 9.9 Continuing Agreements.

      All covenants, agreements, representations and warranties made by the Borrower, Berry UK and/or NIM Holdings in this Agreement, in any of the other Financing Documents, and in any certificate delivered pursuant hereto or thereto shall survive the making by the Lenders of the Loans, the issuance of Letters of Credit by the Agent and the execution and delivery of the Notes, shall be binding upon the Borrower, Berry UK and NIM Holdings regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Agent's request, and as a condition of the release of any one or more of the Security Documents, the Borrower, Berry UK, NIM Holdings and other Persons obligated with respect to the Obligations shall provide the Agent with such acknowledgments and agreements as the Agent may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Agent, any or all of the Lenders, and/or any of its or their agents and others, or to the extent there are, the same are waived and released.

      Section 9.10 Enforcement Costs.

      The Borrower agrees to pay to the Agent on demand all Enforcement Costs (including expenses and fees incurred by any Lender to the extent included in the definition of Enforcement Costs), together with interest thereon from the date following demand until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. The Borrower, Berry UK and NIM Holdings jointly and severally agree to pay to the Agent on demand all Enforcement Costs which relate solely to the UK Obligations, together with interest thereon from the date following demand until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Borrower and to the extent appropriate, Berry UK and NIM Holdings, jointly and severally agree, as part of the Enforcement Costs, to pay upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and the other Financing Documents and to save the Agent and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the


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

execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreement.

      Section 9.11 Applicable Law; Jurisdiction.

            9.11.1 Governing Law.

            As a material inducement to the Agent and the Lenders to enter into this Agreement, the Borrower, Berry UK and NIM Holdings each acknowledges and agrees that the Financing Documents, including, this Agreement, shall be governed by the Laws of the State, as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Borrower, Berry UK and/or NIM Holdings one or more of the Financing Documents may be executed elsewhere. The Agent and the Lenders acknowledge, however, that remedies under certain of the Financing Documents that relate to property outside the State may be subject to the laws of the state in which the property is located.

            9.11.2 Submission to Jurisdiction.

            The Borrower, Berry UK and NIM Holdings each irrevocably submits to the jurisdiction of any state or federal court sitting in the State over any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents. The Borrower, Berry UK and NIM Holdings each irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Borrower, Berry UK and NIM Holdings and may be enforced in any court in which the Borrower, Berry UK and/or NIM Holdings is subject to jurisdiction, by a suit upon such judgment, provided that service of process is effected upon the Borrower, Berry UK and NIM Holdings in one of the manners specified in this Section or as otherwise permitted by applicable Laws.

            9.11.3 Appointment of Agent for Service of Process.

            The Borrower, Berry UK and NIM Holdings each hereby irrevocably designates and appoints CT Corporation System 300 East Lombard Street, Baltimore, Maryland, 21202, as their respective agent to receive on their behalf service of any and all process that may be served in any suit, action or proceeding of the nature referred to in this Section in any state or federal court sitting in the State. If such agent shall cease so to act, the Borrower, Berry UK and NIM Holdings shall irrevocably designate and appoint without delay another such agent in the State satisfactory to the Agent and shall promptly deliver to the Agent evidence in writing of such other agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.


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

            9.11.4 Service of Process.

            The Borrower, Berry UK and NIM Holdings each hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Section by (a) the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Borrower, Berry UK and NIM Holdings at their respective address designated in or pursuant to Section
9.1 (Notices), and (b) serving a copy thereof upon the agent, if any, designated and appointed by the Borrower, Berry UK and NIM Holdings as their respective agent for service of process by or pursuant to this Section. The Borrower, Berry UK and NIM Holdings each irrevocably agrees that such service (i) shall be deemed in every respect effective service of process upon each of them in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrower, Berry UK and NIM Holdings. Nothing in this Section shall affect the right of the Agent to serve process in any manner otherwise permitted by law or limit the right of the Agent otherwise to bring proceedings against the Borrower, Berry UK and/or NIM Holdings in the courts of any jurisdiction or jurisdictions.

      Section 9.12 Duplicate Originals and Counterparts.

      This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

      Section 9.13 Headings.

      The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      Section 9.14 No Agency.

      Nothing herein contained shall be construed to constitute the Borrower, Berry UK or NIM Holdings as the agent of the Agent or any of the Lenders for any purpose whatsoever or to permit the Borrower, Berry UK or NIM Holdings to pledge any of the credit of the Agent or any of the Lenders. Neither the Agent nor any of the Lenders shall be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither the Agent nor any of the Lenders shall, by anything herein or in any of the Financing Documents or otherwise, assume any of the Borrower's, Berry UK's, or NIM Holdings's obligations under any contract or agreement assigned to the Agent and/or the Lenders, and neither the Agent nor any of the Lenders shall be responsible in any way for the performance by the Borrower, Berry UK or NIM Holdings of any of the terms and conditions thereof.

      Section 9.15 Waiver of Trial by Jury.

      THE BORROWER, BERRY UK, NIM HOLDINGS, THE AGENT AND THE LENDERS HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER, BERRY UK,


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

NIM HOLDINGS, THE AGENT AND/OR ANY OR ALL OF THE LENDERS MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

      This waiver is knowingly, willingly and voluntarily made by the Borrower, Berry UK, NIM Holdings, the Agent and the Lenders, and the Borrower, Berry UK, NIM Holdings, the Agent and the Lenders hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrower, Berry UK, NIM Holdings, the Agent and the Lenders further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

      Section 9.16 Liability of the Agent and the Lenders.

      The Borrower, Berry UK and NIM Holdings each hereby agrees that neither the Agent nor any of the Lenders shall be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Agent and/or any of the Lenders in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations, except for acts of gross negligence and willful misconduct.

      By inspecting the Collateral or any other properties of the Borrower, Berry UK or NIM Holdings or by accepting or approving anything required to be observed, performed or fulfilled by the Borrower, Berry UK or NIM Holdings or to be given to the Agent and/or any of the Lenders pursuant to this Agreement or any of the other Financing Documents, neither the Agent nor any of the Lenders shall be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Agent and/or the Lenders.

      Section 9.17 Waiver of Certain Financial Covenants Contained in Original Credit Agreement.

      The Agent and the Lenders hereby waive any Defaults or Events of Default under the following provisions of the Original Credit Agreement which, prior to the execution of this Agreement or for the period stated, existed under the Original Credit Agreement; provided, however that this Section shall not be deemed to waive any Defaults or Events of Default under this Agreement or after the period stated, or any other Defaults or Events of Default arising out of non-compliance by the Borrower, Berry UK or NIM Holdings with this Agreement, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof:


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

      Section           Default
      -------           -------

      6.1.13(a)         Failure of the Borrower, Berry UK, NIM Holdings and the
                        Subsidiary Guarantors, on a consolidated basis, to attain the required level of Tangible Capital Funds for the measurement period ending March 31, 2000;

      6.1.13(b)         Failure of the Borrower, Berry UK, NIM Holdings and the
                        Subsidiary Guarantors, on a consolidated basis, to satisfy the required ratio of Funded Debt to EBITDA for the measurement period ending March 31, 2000;

      6.1.13(b)         Failure of Berry UK and NIM Holdings, on a consolidated
                        basis, to satisfy the required ratio of Funded Debt to EBITDA for any measurement period from March 31, 2000 through and including December 31, 2000;

      6.1.13(c)         Failure of the Borrower, Berry UK, NIM Holdings and the
                        Subsidiary Guarantors, on a consolidated basis, to satisfy the required the Interest Coverage Ratio for the measurement period ending March 31, 2000;

      6.1.13(d)         Failure of the Borrower, Berry UK, NIM Holdings and the
                        Subsidiary Guarantors, on a consolidated basis, to satisfy the required Fixed Charge Coverage Ratio for the measurement period ending March 31, 2000;

      6.1.13(d)         Failure of Berry UK and NIM Holdings, on a consolidated
                        basis, to satisfy the required Fixed Charge Coverage
                        Ratio to be less than the amount required for any measurement period from March 31, 2000 through and including December 31, 2000; and

      6.1.13(e)         Failure of the Borrower, Berry UK, NIM Holdings and the
                        Subsidiary Guarantors, on a consolidated basis, to satisfy the required Debt Service Coverage Ratio for the measurement period ending March 31, 2000.

      Section 9.18 ENTIRE AGREEMENT.

      THIS AGREEMENT IS INTENDED BY THE AGENT, THE LENDERS, BERRY UK, NIM HOLDINGS AND THE BORROWER TO BE A COMPLETE, EXCLUSIVE AND FINAL EXPRESSION OF THE AGREEMENTS CONTAINED HEREIN. NEITHER THE AGENT, THE LENDERS NOR BERRY UK, NIM HOLDINGS, OR THE BORROWER SHALL HEREAFTER HAVE ANY RIGHTS UNDER ANY PRIOR AGREEMENTS PERTAINING TO THE MATTERS ADDRESSED BY THIS AGREEMENT BUT SHALL LOOK SOLELY TO THIS AGREEMENT FOR DEFINITION AND DETERMINATION OF ALL OF THEIR RESPECTIVE RIGHTS, LIABILITIES AND RESPONSIBILITIES UNDER THIS AGREEMENT.


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

      IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:                  BERRY PLASTICS CORPORATION


_________________________           By:_______________________(Seal)
                                       James M. Kratochvil
                                       Executive Vice President

WITNESS OR ATTEST:                  NIM HOLDINGS LIMITED


_________________________           By:_______________________(Seal)
                                       James M. Kratochvil
                                       Vice President

WITNESS OR ATTEST:                  BERRY PLASTICS UK LIMITED


_________________________           By:_______________________(Seal)
                                       James M. Kratochvil
                                       Vice President

WITNESS:                            BANK OF AMERICA, N.A.,
                                    in its capacity as Agent


_________________________           By:______________________(Seal)
                                       Alison Gabis
                                       Vice President


WITNESS:                            BANK OF AMERICA, N.A.
                                    in its capacity as a Lender


_________________________           By:_______________________(Seal)
                                       Alison Gabis
                                       Vice President

WITNESS:                            GENERAL ELECTRIC CAPITAL CORPORATION
                                    in its capacity as a Lender


_________________________           By:_______________________(Seal)
                                       Name:
                                       Title:

WITNESS:                            FLEET CAPITAL CORPORATION
                                    in its capacity as a Lender


_________________________           By:_______________________(Seal)
                                       Name:
                                       Title

WITNESS:                            HELLER FINANCIAL, INC.
                                    in its capacity as a Lender


_________________________           By:_______________________(Seal)
                                       Name:
                                       Title:

WITNESS:                            PNC BANK, NATIONAL ASSOCIATION
                                    in its capacity as a Lender


_________________________           By:_______________________(Seal)
                                       Name:  Wing C. Louie
                                       Title: Vice President

WITNESS:                            LASALLE BUSINESS CREDIT, INC.
                                    in its capacity as a Lender


_________________________           By:_______________________(Seal)
                                       Name:  Stephen V. Rieger
                                       Title: Senior Vice President

                                LIST OF EXHIBITS

A-1.  Form of Borrowing Base Report

A-2   Form of UK Borrowing Base Report

B.    Wire Transfer Procedures

C-1.  Pro-Forma Financial Statements

C-2   Pro-Forma Balance Sheets

D.    Form of Compliance Certificate

E.    GE Capital Term Sheet

                                LIST OF SCHEDULES

Schedule  1.1A   List of Account Debtors (concentrations)

Schedule  1.1B   Evansville Sale/Leaseback

Schedule  4.1.10 Litigation

Schedule  4.1.14 Scheduled Indebtedness for Borrowed Money

Schedule  4.1.20 Employee Relations Disclosures

Schedule  4.1.21 Hazardous Materials Disclosures

Schedule  4.1.22 Scheduled Permitted Liens

Schedule  4.1.24 Information on Names, Addresses and Locations

Schedule  6.2.5  Permitted Investments

                                                                       Exhibit B

                                                                       Exhibit C

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS                                                          3
Section 1.1   Certain Defined Terms.                                           3
Section 1.2   Accounting Terms and Other Definitional Provisions.             50
ARTICLE II THE CREDIT FACILITIES                                              51
Section 2.1   The Revolving Credit Facility.                                  51
    2.1.1   Revolving Credit Facility.                                        51
    2.1.2   Procedure for Making Advances Under the Revolving Loan.           52
    2.1.3   Borrowing Base.                                                   53
    2.1.4   Borrowing Base Report.                                            54
    2.1.5   Revolving Credit Notes.                                           55
    2.1.6   Mandatory Prepayments of Revolving Loan.                          55
    2.1.7   Optional Prepayments of Revolving Loan.                           55
    2.1.8   The Collateral Account.                                           56
    2.1.9   Revolving Loan Account.                                           57
    2.1.10  Revolving Credit Unused Line Fee.                                 57
    2.1.11  Optional Reduction of Revolving Credit Committed Amount.          58
    2.1.12  Required Availability under the Revolving Credit Facility.        58
Section 2.2   The Term Loan A Facility.                                       59
    2.2.1   Term Loan A Commitments.                                          59
    2.2.2   Amortization of Term Loans A; the Term Loan A Notes.              60
    2.2.3   Mandatory Prepayments of Term Loans A.                            60
    2.2.4   Optional Prepayments of Term Loans A.                             62
Section 2.3   Term Loan B Facility.                                           62
    2.3.1   Term Loan B Commitments.                                          62
    2.3.2   Amortization of Term Loans B; the Term Loan B Notes.              63
    2.3.3   Mandatory Prepayments of Term Loan B.                             63
    2.3.4   Optional Prepayments of Term Loans B.                             64
    2.3.5   Term Loan B Fees.                                                 64
Section 2.4   The Letter of Credit Facility.                                  64
    2.4.1   Letters of Credit.                                                64
    2.4.2   Letter of Credit Fees.                                            65
    2.4.3   Terms of Letters of Credit; Post-Expiration Date Letters of
             Credit.                                                          65
    2.4.4   Procedures for Letters of Credit.                                 66
    2.4.5   Payments of Letters of Credit.                                    67
Section 2.5   The Bond Letter of Credit Facility.                             68
    2.5.1   Bond Letter of Credit.                                            68
    2.5.2   Bond Letter of Credit Fees.                                       68
    2.5.3   Terms of Nevada Bond Letter of Credit.                            69
    2.5.4   Payments of Bond Letters of Credit.                               69
Section 2.6   The UK Revolving Credit Facility.                               71
    2.6.1   UK Revolving Credit Facility.                                     71
    2.6.2   Procedure for Making Advances Under the UK Revolving Loan.        72
    2.6.3   UK Borrowing Base.                                                72
    2.6.4   UK Borrowing Base Report.                                         73
    2.6.5   UK Revolving Credit Note.                                         74
    2.6.6   Mandatory Prepayments of UK Revolving Loan.                       75
    2.6.7   Optional Prepayments of UK Revolving Loan.                        75
    2.6.8   UK Revolving Loan Account.                                        75
    2.6.9   UK Revolving Credit Facility Fee.                                 76
Section 2.7   UK Term Loan Facility.                                          76
    2.7.1   UK Term Loan Commitments.                                         76

    2.7.2   Amortization of UK Term Loan; the UK Term Loan Note.              77
    2.7.3   Mandatory Prepayments of UK Term Loan.                            78
    2.7.4   Optional Prepayments of UK Term Loan.                             78
Section 2.8   General Letter of Credit Provisions and Participation
               Provisions for UK Credit Facilities.                           79
    2.8.1   Procedures for Letters of Credit and Bond Letters of Credit.      79
    2.8.2   General Letter of Credit Provisions.                              79
    2.8.3   Participations in the Letters of Credit and the Bond Letters of
             Credit.                                                          80
    2.8.4   Payments by the Lenders to the Agent.                             81
    2.8.5   Participations in the UK Credit Facilities.                       82
Section 2.9   Interest.                                                       84
    2.9.1   Applicable Interest Rates.                                        84
    2.9.2   Selection of Interest Rates.                                      85
    2.9.3   Inability to Determine LIBOR Base Rate.                           87
    2.9.4   Indemnity.                                                        88
    2.9.5   Payment of Interest.                                              89
Section 2.10   General Financing Provisions.                                  89
    2.10.1   Borrower's Representatives.                                      89
    2.10.2   Use of Proceeds of the Loans.                                    90
    2.10.3   Field Examination Fees.                                          90
    2.10.4   Commitment Fee.                                                  90
    2.10.5   Consent Fee.                                                     91
    2.10.6   Computation of Interest and Fees.                                91
    2.10.7   Payments.                                                        91
    2.10.8   Liens; Setoff.                                                   92
    2.10.9   Requirements of Law.                                             92
    2.10.10  Funds Transfer Services.                                         93
    2.10.11  Limitations on Joint and Several Liability for Obligations.      94
Section 2.11 Settlement Among Lenders.                                        94
    2.11.1   Term Loans.                                                      94
    2.11.2   Revolving Loan.                                                  94
    2.11.3   Settlement Procedures as to Revolving Loan.                      95
    2.11.4   Settlement of Other Obligations.                                 98
    2.11.5   Presumption of Payment.                                          98
ARTICLE III THE COLLATERAL                                                    99
Section 3.1   Debt and Obligations Secured.                                   99
Section 3.2   Grant of Liens.                                                100
Section 3.3   Collateral Disclosure List.                                    101
Section 3.4   Personal Property.                                             101
    3.4.1   Securities, Chattel Paper, Promissory Notes, etc.                102
    3.4.2   Patents, Copyrights and Other Property Requiring Additional
             Steps to Perfect.                                               103
Section 3.5   Record Searches.                                               103
Section 3.6   Real Property.                                                 103
Section 3.7   Subsidiary Guarantor Assets.                                   105
Section 3.8   Costs.                                                         105
Section 3.9   Release.                                                       106
Section 3.10  Inconsistent Provisions.                                       106
ARTICLE IV REPRESENTATIONS AND WARRANTIES                                    106
Section 4.1   Representations and Warranties.                                106
    4.1.1   Subsidiaries.                                                    106
    4.1.2   Good Standing.                                                   106
    4.1.3   Power and Authority.                                             107

    4.1.4   Binding Agreements.                                              107
    4.1.5   No Conflicts.                                                    107
    4.1.6   No Defaults, Violations. As of the date of this Agreement:       107
    4.1.7   Compliance with Laws.                                            108
    4.1.8   Margin Stock.                                                    108
    4.1.9   Investment Company Act; Margin Securities.                       108
    4.1.10  Litigation.                                                      108
    4.1.11  Financial Condition.                                             109
    4.1.12  Pro-forma Financial Statements.                                  109
    4.1.13  Full Disclosure.                                                 109
    4.1.14  Indebtedness for Borrowed Money.                                 110
    4.1.15  Subordinated Debt; Senior Secured Debt.                          110
    4.1.16  Taxes.                                                           110
    4.1.17  ERISA.                                                           110
    4.1.18  Title to Properties.                                             111
    4.1.19  Patents, Trademarks, Etc.                                        111
    4.1.20  Employee Relations.                                              111
    4.1.21  Presence of Hazardous Materials or Hazardous Materials
             Contamination.                                                  112
    4.1.22  Perfection and Priority of Collateral.                           112
    4.1.23  Places of Business and Location of Collateral.                   112
    4.1.24  Business Names and Addresses.                                    112
    4.1.25  Equipment.                                                       113
    4.1.26  Inventory.                                                       113
    4.1.27  Accounts.                                                        113
    4.1.28  Poly-Seal Stock Purchase Transaction.                            113
    4.1.29  Hart-Scott-Rodino.                                               113
    4.1.30  Credit Facilities.                                               113
Section 4.2 Survival; Updates of Representations and Warranties.             114
ARTICLE V CONDITIONS PRECEDENT                                               114
Section 5.1   Conditions to the Initial Advance and Initial Letter of
                Credit.                                                      114
    5.1.1   Organizational Documents - Borrower, Berry UK and NIM Holdings.  115
    5.1.2   Opinion of Counsel.                                              115
    5.1.3   Organizational Documents - Guarantors.                           115
    5.1.4   Consents, Licenses, Approvals, Etc.                              116
    5.1.5   Notes.                                                           116
    5.1.6   Financing Documents and Collateral.                              116
    5.1.7   Other Financing Documents.                                       117
    5.1.8   Other Documents, Etc.                                            117
    5.1.9   Payment of Fees.                                                 117
    5.1.10  Collateral Disclosure List.                                      117
    5.1.11  Recordings and Filings.                                          117
    5.1.12  Insurance Certificate.                                           117
    5.1.13  Landlord's Waivers.                                              118
    5.1.14  Bailee Acknowledgements.                                         118
    5.1.15  Field Examination.                                               118
    5.1.16  Appraisal.                                                       118
    5.1.17  Pro-forma Balance Sheet and Projections.                         118
    5.1.18  Stock Certificates and Stock Powers.                             118
    5.1.19  Poly-Seal Stock Purchase Agreement Transaction.                  119
    5.1.20  Environmental Reports.                                           119
    5.1.21  Financial Statements.                                            119
Section 5.2   Conditions to all Extensions of Credit.                        120
    5.2.1   Default.                                                         120
    5.2.2   Representations and Warranties.                                  120
    5.2.3   Adverse Change.                                                  120

    5.2.4   Legal Matters.                                                   120
ARTICLE VI COVENANTS OF THE BORROWER                                         120
Section 6.1   Affirmative Covenants.                                         120
    6.1.1   Financial Statements.                                            121
    6.1.2   Reports to SEC and to Stockholders.                              123
    6.1.3   Recordkeeping, Rights of Inspection, Field Examination, Etc.     123
    6.1.4   Corporate Existence.                                             124
    6.1.5   Compliance with Laws.                                            125
    6.1.6   Preservation of Properties.                                      125
    6.1.7   Line of Business.                                                125
    6.1.8   Insurance.                                                       125
    6.1.9   Taxes.                                                           126
    6.1.10  ERISA.                                                           126
    6.1.11  Notification of Events of Default and Adverse Developments.      126
    6.1.12  Hazardous Materials; Contamination.                              127
    6.1.13  Financial Covenants.                                             128
    6.1.14  Collection of Accounts.                                          129
    6.1.15  Government Accounts.                                             130
    6.1.16  Inventory.                                                       130
    6.1.17  Insurance With Respect to Equipment and Inventory.               130
    6.1.18  Maintenance of the Collateral.                                   131
    6.1.19  Defense of Title and Further Assurances.                         131
    6.1.20  Business Names; Locations.                                       132
    6.1.21  Subsequent Opinion of Counsel as to Recording Requirements.      132
    6.1.22  Use of Premises and Equipment.                                   132
    6.1.23  Protection of Collateral.                                        133
    6.1.24  Application of Net Casualty Proceeds.                            133
Section 6.2   Negative Covenants.                                            133
    6.2.1   Capital Structure, Merger, Acquisition or Sale of Assets.        133
    6.2.2   Subsidiaries.                                                    134
    6.2.3   Purchase or Redemption of Securities, Dividend Restrictions.     135
    6.2.4   Indebtedness.                                                    135
    6.2.5   Investments, Loans and Other Transactions.                       138
    6.2.6   Capital Expenditures.                                            139
    6.2.7   Stock of Subsidiaries.                                           139
    6.2.8   Subordinated Indebtedness.                                       139
    6.2.9   Liens.                                                           140
    6.2.10  Transactions with Affiliates.                                    140
    6.2.11  ERISA Compliance.                                                141
    6.2.12  Prohibition on Hazardous Materials.                              141
    6.2.13  Amendments.                                                      141
    6.2.14  Method of Accounting; Fiscal Year.                               141
    6.2.15  Transfer of Collateral.                                          141
    6.2.16  Sale and Leaseback.                                              142
ARTICLE VII DEFAULT AND RIGHTS AND REMEDIES                                  142
Section 7.1   Events of Default.                                             142
    7.1.1   Failure to Pay.                                                  143
    7.1.2   Breach of Representations and Warranties.                        143
    7.1.3   Failure to Comply with Certain Covenants.                        143
    7.1.4   Failure to Comply with Other Covenants.                          143
    7.1.5   Default Under Other Financing Documents or Obligations.          143
    7.1.6   Receiver; Bankruptcy.                                            144
    7.1.7   Involuntary Bankruptcy, etc.                                     144
    7.1.8   Judgment.                                                        144
    7.1.9   Execution; Attachment.                                           145

    7.1.10  Default Under Other Borrowings.                                  145
    7.1.11  Challenge to Agreements.                                         145
    7.1.12  Material Adverse Change.                                         145
    7.1.13  Change in Ownership.                                             145
    7.1.14  Liquidation, Termination, Dissolution, Change in Management,
              etc.                                                           146
    7.1.15  Parent Line of Business.                                         146
    7.1.16  Failure to Pay Senior Secured Debt - Parent.                     146
Section 7.2   Remedies.                                                      146
    7.2.1   Acceleration.                                                    146
    7.2.2   Further Advances.                                                146
    7.2.3   Uniform Commercial Code.                                         147
    7.2.4   Specific Rights With Regard to Collateral.                       148
    7.2.5   Application of Proceeds.                                         149
    7.2.6   Performance by Agent.                                            149
    7.2.7   Other Remedies.                                                  150
ARTICLE VIII THE AGENT                                                       150
Section 8.1   Appointment.                                                   150
Section 8.2   Nature of Duties.                                              151
    8.2.1   In General.                                                      151
    8.2.2   Express Authorization.                                           151
Section 8.3   Rights, Exculpation, Etc.                                      152
Section 8.4   Reliance.                                                      153
Section 8.5   Indemnification.                                               153
Section 8.6  Bank of America Individually.                                   154
Section 8.7   Successor Agent.                                               154
    8.7.1   Resignation.                                                     154
    8.7.2   Appointment of Successor.                                        154
    8.7.3   Successor Agent.                                                 154
Section 8.8   Collateral Matters.                                            155
    8.8.1   Release of Collateral.                                           155
    8.8.2   Confirmation of Authority, Execution of Releases.                155
    8.8.3   Absence of Duty.                                                 156
Section 8.9   Agency Fee.                                                    156
Section 8.10  Agency for Perfection.                                         156
Section 8.11  Exercise of Remedies.                                          157
Section 8.12  Consents.                                                      157
Section 8.13  Circumstances Where Consent of all of the Lenders is Required. 158
Section 8.14  Dissemination of Information.                                  158
Section 8.15  Discretionary Advances.                                        159
ARTICLE IX MISCELLANEOUS                                                     159
Section 9.1   Notices.                                                       159
Section 9.2   Amendments; Waivers.                                           161
Section 9.3   Cumulative Remedies.                                           162
Section 9.4   Severability.                                                  162
Section 9.5   Assignments by Lenders.                                        163
Section 9.6   Participations by Lenders.                                     164
Section 9.7   Disclosure of Information by Lenders.                          164
Section 9.8   Successors and Assigns.                                        165
Section 9.9   Continuing Agreements.                                         165
Section 9.10  Enforcement Costs.                                             165

Section 9.11  Applicable Law; Jurisdiction.                                  166

    9.11.1   Governing Law.                                                  166
    9.11.2   Submission to Jurisdiction.                                     166
    9.11.3   Appointment of Agent for Service of Process.                    166
    9.11.4   Service of Process.                                             167
Section 9.12   Duplicate Originals and Counterparts.                         167
Section 9.13   Headings.                                                     167
Section 9.14   No Agency.                                                    167
Section 9.15   Waiver of Trial by Jury.                                      167
Section 9.16   Liability of the Agent and the Lenders.                       168
Section 9.17   Waiver of Certain Financial Covenants Contained in Original
                Credit Agreement.                                            168
Section 9.18   Entire Agreement.                                             169